EXHIBIT 10.1

SEQUOIA RESIDENTIAL FUNDING, INC.
Depositor

WELLS FARGO BANK, N.A.
 Master Servicer and Securities Administrator

and

CITIBANK, N.A.
 Trustee

___________________________

POOLING AND SERVICING AGREEMENT

dated as of February 1, 2011
___________________________

SEQUOIA MORTGAGE TRUST 2011-1

ATTACHMENTS

Exhibit A	Forms of Certificates
Exhibit B	Form of Residual Certificate Transfer Affidavit (Transferee)
Exhibit C	Residual Certificate Transfer Affidavit (Transferor)
Exhibit D	Form of Custodial Agreement
Exhibit E-1	Form of Rule 144A Transfer Certificate
Exhibit E-2	Form of Purchaser’s Letter for Qualified Institutional Buyers
Exhibit F	Form of Purchaser’s Letter for Institutional Accredited Investor
Exhibit G	Form of ERISA Transfer Affidavit
Exhibit H	List of Purchase and Servicing Agreements (The “Servicing Agreements”)
Exhibit I	Additional Disclosure Notification
Exhibit J	Back-up Certificate to Form 10-K Certificate
Exhibit K	Servicing Criteria to Be Addressed in Assessment of Compliance
Exhibit L	Additional Form 10-D Disclosure
Exhibit M	Additional Form 10-K Disclosure
Exhibit N	Additional Form 8-K Disclosure

Schedule A	Mortgage Loan Schedule

This POOLING AND SERVICING AGREEMENT, dated as of February 1, 2011 (the “Agreement”), by and among SEQUOIA RESIDENTIAL FUNDING, INC., a Delaware corporation, as depositor (the “Depositor”), CITIBANK, N.A., a national banking association, not in its individual capacity but solely as trustee (the “Trustee”) and WELLS FARGO BANK, N.A., a national banking association, in its dual capacities as master servicer (the “Master Servicer”) and securities administrator (the “Securities Administrator”).

PRELIMINARY STATEMENT

The Depositor has acquired the Mortgage Loans from the Seller and at the Closing Date is the owner of the Mortgage Loans and related property being conveyed by the Depositor to the Trustee hereunder for inclusion in the Trust Fund.  On the Closing Date, the Depositor will acquire the Certificates from the Trustee as consideration for the Depositor’s transfer to the Trust Fund of the Mortgage Loans, and the other property constituting the Trust Fund.  The Depositor has duly authorized the execution and delivery of this Agreement to provide for the conveyance to the Trustee of the Mortgage Loans and the related property constituting the Trust Fund.  All covenants and agreements made by the Seller in the Mortgage Loan Purchase and Sale Agreement, each Servicing Agreement and in this Agreement and by the Depositor, the Master Servicer, the Securities Administrator and the Trustee herein, with respect to the Mortgage Loans and the other property constituting the Trust Fund, are for the benefit of the Holders from time to time of the Certificates.  The Depositor, the Master Servicer, the Securities Administrator and the Trustee are entering into this Agreement, and the Trustee is accepting the Trust Fund created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

As provided herein, the Trustee, at the direction of the Securities Administrator, shall elect that the Trust Fund be treated for federal income tax purposes as comprising two real estate mortgage investment conduits (each, a “REMIC” or, in the alternative, the “Lower-Tier REMIC” and the “Upper-Tier REMIC,” respectively).  Each Certificate, other than the Class R Certificate and the Class LT-R Certificate, is hereby designated as a regular interest in the Upper-Tier REMIC, as described herein.  The Class R Certificate represents and is hereby designated as the sole class of residual interest in the Upper-Tier REMIC.

The Class LT-R Certificate evidences ownership of the sole class of residual interest in the Lower-Tier REMIC (the “LT-R Interest”).  The Lower-Tier REMIC shall hold as its assets all property of the Trust Fund, other than the interests in any REMIC formed hereby.  Each Lower-Tier Interest other than the LT-R Interest shall be uncertificated and is hereby designated as a regular interest in the Lower-Tier REMIC and the LT-R Interest is hereby designated as the sole Class of residual interest in the Lower-Tier REMIC.  The Upper-Tier REMIC shall hold as its assets the Lower-Tier Interests other than the LT-R Interest.

The Lower-Tier REMIC Interests

The following table sets forth (or describes) the Class designation, interest rate, and initial Class Principal Amount for each Class of Lower-Tier Interests:

Lower-Tier REMIC Interest Designation	Interest Rate	Initial Class Principal Amount	Corresponding Class of Certificate(s)
LT-A1	(1)	(2)	A-1, A-IO
LT-B1	(1)	(2)	B-1
LT-B2	(1)	(2)	B-2
LT-B3	(1)	(2)	B-3
LT-B4	(1)	(2)	B-4
LT-B5	(1)	(2)	B-5
LT-R	(1)	(3)	N/A

(1)	The interest rate with respect to any Distribution Date (and the related Accrual Period) for this Lower-Tier Interest will be a per annum rate equal to the Net WAC Rate for such Distribution Date.

(2)
This interest shall have an initial class principal amount equal to the aggregate Initial Class Principal Amount of its Corresponding Class(es) of Certificates (other than any interest-only certificates).

(3)	The LT-R Interest is the sole class of residual interest in the Lower-Tier REMIC.

On each Distribution Date, the Available Distribution Amount distributable as interest shall be deemed to have been distributed as interest with respect to the Lower-Tier Interests based on the interest rates described above.  On each Distribution Date, Interest Shortfalls shall be allocated to each Lower-Tier Interest to the same extent that such Interest Shortfalls are allocated to the related Class of Upper-Tier Interests.

On each Distribution Date, the remaining Available Distribution Amount distributable with respect to principal shall be deemed to have been distributed to the Lower-Tier Interests as follows:

(i)
first, to the Lower-Tier Interest LT-A1, until its Class Principal Amount equals the sum of the Class Principal Amount of the Class A-1 Certificate immediately after taking account of the distributions to such Class of Certificates pursuant to Section 5.02;

(ii)
second, to the LT-B1 Interest until its Class Principal Amount equals the Class Principal Amount of the Class B-1 Certificate immediately after taking account of the distributions to such Class of Certificates pursuant to Section 5.02;

(iii)
third, to the LT-B2 Interest until its Class Principal Amount equals the Class Principal Amount of the Class B-2 Certificate immediately after taking account of the distributions to such Class of Certificates pursuant to Section 5.02;

(iv)
fourth, to the LT-B3 Interest until its Class Principal Amount equals the Class Principal Amount of the Class B-3 Certificate immediately after taking account of the distributions to such Class of Certificates pursuant to Section 5.02;

(v)
fifth, to the LT-B4 Interest until its Class Principal Amount equals the Class Principal Amount of the Class B-4 Certificate immediately after taking account of the distributions to such Class of Certificates pursuant to Section 5.02;

(vi)
sixth, to the LT-B5 Interest until its Class Principal Amount equals the Class Principal Amount of the Class B-5 Certificate immediately after taking account of the distributions to such Class of Certificates pursuant to Section 5.02; and

(vii)	finally, to the LT-R Interest, any remaining amounts.

The Certificates and the Upper-Tier REMIC

The following table sets forth (or describes) the Class designation, Certificate Interest Rate, initial Class Principal Amount (or initial Class Notional Amount) and minimum denomination for each Class of Certificates comprising interests in the Trust Fund created hereunder.  The Class A-1, Class A-IO, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates represent regular interests in the Upper-Tier REMIC; the Class R Certificate represents the sole class of residual interest in the Upper-Tier REMIC; and the Class LT-R Certificate represents the sole class of residual interest in the Lower-Tier REMIC and does not represent an interest in the Upper Tier REMIC.

Class Designation	Certificate Interest Rate	Initial Class Principal Amount or Class Notional Amount	Minimum Denominations or Percentage Interest
Class A-1	(1)	$273,280,000	$100,000
Class A-IO	(2)	(3)	100%
Class B-1	Net WAC Rate	$7,385,000	$100,000
Class B-2	Net WAC Rate	$5,171,000	$100,000
Class B-3	Net WAC Rate	$3,693,000	$100,000
Class B-4	Net WAC Rate	$2,215,000	$100,000
Class B-5	Net WAC Rate	$3,693,297	$100,000
Class R	Net WAC Rate	(4)	100%

(1)	The Certificate Interest Rate of the Class A-1 Certificates will be an annual rate equal to the lesser of (a) the Net WAC Rate and (b) 4.125%.

(2)	The Certificate Interest Rate of the Class A-IO Certificates will be an annual rate equal to the excess, if any, of the Net WAC Rate over 4.125%.

(3)
The Class A-IO Certificate is an interest only Certificate and for any Distribution Date the Class Notional Amount of the Class A-IO Certificates is equal to the Class Principal Amount of the Class A-1 Certificates immediately before such Distribution Date.  The initial Class Notional Amount of the Class A-IO Certificates is $273,280,000.

(4)	Amounts allocated to the Class LT-R Certificate pursuant to Sections 5.02(a)(i) and 5.02(a)(ii) shall be excluded from the Available Distribution Amount for the Upper-Tier REMIC.

As of the Cut-off Date, the Mortgage Loans had an Aggregate Stated Principal Balance of $295,437,297.51.

In consideration of the mutual agreements herein contained, the Depositor, the Master Servicer, the Securities Administrator and the Trustee hereby agree as follows.

ARTICLE I

DEFINITIONS

Section 1.01                             Definitions.  The following words and phrases, unless the context otherwise requires, shall have the following meanings:

10-K Filing Deadline:  As defined in Section 6.21(b)(i) hereof.

Accepted Master Servicing Practices:  With respect to any Mortgage Loan, those mortgage master servicing practices of prudent mortgage master servicing institutions which master service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located.

Accountant:  A Person engaged in the practice of accounting who (except when this Agreement provides that an Accountant must be Independent) may be employed by or affiliated with the Depositor or an Affiliate of the Depositor.

Accountant’s Attestation:  As defined in Section 6.24.

Accrual Period:  With respect to any Distribution Date and for each Class of Certificates, the calendar month preceding the month in which the Distribution Date occurs.  Interest shall accrue on all Classes of Certificates and on all Lower-Tier Interests on the basis of a 360-day year consisting of twelve 30-day months.

Acknowledgements:  The Assignment, Assumption and Recognition Agreements, each dated March 1, 2011, assigning rights under the Servicing Agreements from the Seller to the Depositor and from the Depositor to the Trustee, for the benefit of the Certificateholders, acknowledged by the Master Servicer, and providing certain rights to the Controlling Holder.

Additional Form 10-D Disclosure:  As defined in Section 6.21(a)(i).

Additional Form 10-K Disclosure:  As defined in Section 6.21(b)(i).

Additional Servicer: Each affiliate of a Servicer that services any of the Mortgage Loans and each Person who is not an affiliate of the Depositor or a Servicer, who services 10% or more of the Mortgage Loans (measured by aggregate Stated Principal Balance of the Mortgage Loans annually at the commencement of the calendar year prior to the year in which an Item 1123 Certificate is required to be delivered).  For clarification purposes, the Master Servicer and the Securities Administrator are Additional Servicers.

Adjustable Rate Mortgage Loan:  A Mortgage Loan which provides for the adjustment of the Mortgage Rate payable in respect thereto.

Adjustment Date:  As to any Adjustable Rate Mortgage Loan, the date on which the related Mortgage Rate adjusts in accordance with the terms of the related Mortgage Note.

Advance:  The payments required to be made by the Master Servicer or the applicable Servicer with respect to any Distribution Date pursuant to this Agreement or the Servicing Agreements, as applicable, the amount of any such payment being equal to the aggregate of the payments of principal and interest (net of the Master Servicing Fee and/or the applicable Servicing Fee) on the Mortgage Loans that were due on the related Due Date and not received as of the close of business on the related Determination Date, less the aggregate amount of any such delinquent payments that the Master Servicer or the Servicers have determined would constitute Nonrecoverable Advances if advanced.

Adverse REMIC Event:  Either (i) loss of status as a REMIC, within the meaning of Section 860D of the Code, for any group of assets identified as a REMIC in the Preliminary Statement to this Agreement, or (ii) imposition of any tax, including the tax imposed under Section 860F(a)(1) on prohibited transactions, and the tax imposed under Section 860G(d) on certain contributions to a REMIC, on any REMIC created hereunder to the extent such tax would be payable from assets held as part of the Trust Fund.

Affiliate:  With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person.  For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such

Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

 Aggregate Expense Rate:  The sum of the Master Servicing Fee Rate and the applicable Servicing Fee Rate.

Aggregate Stated Principal Balance:  As to any Distribution Date, the aggregate of the Stated Principal Balances for all Mortgage Loans which were outstanding on the Due Date in the month preceding the month of such Distribution Date.

Aggregate Voting Interests:  The aggregate of the Voting Interests of all the Certificates under this Agreement.

Agreement:  This Pooling and Servicing Agreement and all amendments and supplements hereto.

Applicable Credit Support Percentage:  As to any Class of Subordinate Certificates and any Distribution Date, the sum of the Class Subordination Percentage of such Class and the aggregate of the Class Subordination Percentages of all other Classes (if any) of Subordinate Certificates having higher numerical Class designations than such Class.

Appraised Value:  With respect to any Mortgage Loan, the Appraised Value of the related Mortgaged Property shall be the lesser of:  (i) the value (or the Reconciled Market Value if more than one appraisal is received) thereof as determined by a Qualified Appraiser at the time of origination of the Mortgage Loan, and (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan; provided, however, that in the case of a Refinancing Mortgage Loan, such value (or the Reconciled Market Value if more than one appraisal is received) of the Mortgaged Property is based solely upon the value determined by an appraisal or appraisals made for the originator of such Refinancing Mortgage Loan at the time of origination of such Refinancing Mortgage Loan by a Qualified Appraiser.

Assessment of Compliance:  As defined in Section 6.23(a).

Authenticating Agent:  Any authenticating agent appointed by the Trustee pursuant to Section 6.10 until any successor authenticating agent for the Certificates is named, and thereafter  “Authenticating Agent” shall mean any such successor.  The initial Authenticating Agent shall be the Securities Administrator under this Agreement.

Authorized Officer:  Any Person who may execute an Officer’s Certificate on behalf of the Depositor.

Available Distribution Amount:  With respect to any Distribution Date, the sum of the following amounts: (i) all scheduled payments of interest (net of the Servicing Fees and the Master Servicing Fee) and principal due during the related Due Period, together with any Advances in respect thereof; (ii) Insurance Proceeds received during the related Prepayment Period; (iii) Liquidation Proceeds received during the related Prepayment Period (net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed Advances and Servicing Advances, if any); (iv) Subsequent Recoveries received during the related Prepayment Period; (v) all partial or full Principal Prepayments, together with any accrued interest thereon, identified as having been received on the Mortgage Loans during the related Prepayment Period, plus any amounts received from the Servicers or the Master Servicer in respect of Prepayment Interest Shortfalls on such Mortgage Loans; (vi) amounts received with respect to such Distribution Date as the Substitution Amount and the Purchase Price in respect of a Deleted Mortgage Loan or a Mortgage Loan purchased by an Originator or the Seller as of such Distribution Date as a result of a breach of a representation or warranty or by the Controlling Holder pursuant to Section 2.07; and

(vii) the Clean-up Call Price paid by the party exercising its right to purchase the Mortgage Loans and terminate the Trust Fund, if applicable; minus

(A) amounts applied to reimburse Advances and Servicing Advances previously made and other amounts as to which the Servicers are entitled to be reimbursed pursuant to the Servicing Agreements; (B) amounts applied to reimburse Advances and Servicing Advances previously made as to which the Master Servicer is entitled to be reimbursed pursuant to this Agreement; and (C) the sum of all related fees, charges and other costs, including indemnification amounts and costs of arbitration (other than the Master Servicing Fee and amounts required to be paid by the Master Servicer from the Master Servicing Fee) payable or reimbursable to the Master Servicer, the Securities Administrator and the Trustee from the Trust Fund under this Agreement and the Custodian under the Custodial Agreement, subject to an aggregate maximum amount of $300,000 annually (per year from the Closing Date to the first anniversary of the Closing Date and each subsequent anniversary year thereafter) to be paid to such parties collectively, in the order claims for payment of such amounts are received by the Securities Administrator; provided, however, that if a claim is presented for an amount that, when combined with the amount of prior claims paid during that year, would exceed $300,000, then only a portion of such claim will be paid that will make the total amount paid during that year equal to $300,000 and the excess remaining unpaid, together with any additional claims received during that year, will be deferred until the following anniversary year and if the total amount of such deferred claims exceeds $300,000 then payment in such following anniversary year (and each subsequent anniversary year as may be needed until such deferred claims are paid in full) shall be apportioned among the Master Servicer, the Securities Administrator, the Custodian and the Trustee, in proportion to the aggregate amount of deferred claims submitted by such entity as of the last day of the prior year.

Back-Up Certificate:  As defined in Section 6.21(e).

Bankruptcy:  As to any Person, the making of an assignment for the benefit of creditors, the filing of a voluntary petition in bankruptcy, adjudication as a bankrupt or insolvent, the entry of an order for relief in a bankruptcy or insolvency proceeding, the seeking of reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief, or seeking, consenting to or acquiescing in the appointment of a trustee, receiver or liquidator, dissolution, or termination, as the case may be, of such Person pursuant to the provisions of either the Bankruptcy Code or any other similar state laws.

Bankruptcy Code:  The United States Bankruptcy Code, as amended.

Benefit Plan Opinion:  An Opinion of Counsel satisfactory to the Certificate Registrar, the Depositor and the Trustee to the effect that any proposed transfer will not (i) cause the assets of the Trust Fund to be regarded as plan assets for purposes of the Plan Asset Regulations or (ii) give rise to any fiduciary duty on the part of the Depositor or the Trustee.

Book-Entry Certificates:  Beneficial interests in Certificates designated as “Book-Entry Certificates” in this Agreement, ownership and transfers of which shall be evidenced or made through book entries by a Clearing Agency as described in Section 3.09; provided, that after the occurrence of a Book-Entry Termination whereupon book-entry registration and transfer are no longer permitted and Definitive Certificates are to be issued to Certificate Owners, such Book-Entry Certificates shall no longer be “Book-Entry Certificates.”  As of the Closing Date, the following Classes of Certificates constitute Book-Entry Certificates:  Class A-1, Class A-IO, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5.

Book-Entry Termination:  As defined in Section 3.09(c).

Business Day:  Any day other than (i) a Saturday or a Sunday, (ii) a legal holiday in the States of California, Maryland, Minnesota, Missouri or New York, (iii) a day on which banking institutions in the States of California, Maryland, Minnesota, Missouri or New York are authorized or obligated by law or executive order to be closed or (iv) a day on which the New York Stock Exchange or the Federal Reserve Bank of New York is closed.

Certificate:  Any one of the certificates signed by the Trustee and authenticated by the Securities Administrator as Authenticating Agent in substantially the forms attached hereto as Exhibit A.

Certificate Interest Rate:  With respect to each Class of Certificates and any Distribution Date, the applicable per annum rate described in the Preliminary Statement to this Agreement.

Certificate Owner:  With respect to a Book-Entry Certificate, the Person who is the owner of such Book-Entry Certificate, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

Certificate Principal Amount:  With respect to any Certificate (other than the Class A-IO, Class R and Class LT-R Certificates), at the time of determination, the maximum specified dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the initial principal amount set forth on the face of such Certificate, less (i) the amount of all principal distributions previously made with respect to such Certificate; (ii) the principal portion of all Realized Losses previously allocated to such Certificate; and (iii) any Certificate Writedown Amount previously allocated to such Certificate; provided, however, that on any Distribution Date on which a Subsequent Recovery is distributed, the Certificate Principal Amount of any Certificate then outstanding to which a Realized Loss amount has been applied will be increased sequentially, in order of seniority, by an amount equal to the lesser of (A) the principal portion of any Realized Loss amount previously allocated to that Certificate to the extent not previously recovered and (B) the principal portion of any Subsequent Recovery allocable to such Certificate after application (for this purpose) to more senior Classes of Certificates pursuant to this Agreement; and provided further that on any Distribution Date on which the Aggregate Stated Principal Balance of the Mortgage Loans exceeds the aggregate Certificate Principal Amount, such excess will be allocated to increase the Certificate Principal Amount of any Certificate then outstanding to which a Realized Loss amount has previously been allocated, sequentially in order of seniority, up to the principal amount of such Realized Loss to the extent not previously recovered.  The Class A-IO, Class R and Class LT-R Certificates are issued without Certificate Principal Amounts.

Certificate Register and Certificate Registrar:  The register maintained and the registrar appointed pursuant to Section 3.02.  The Securities Administrator will act as the initial Certificate Registrar.

Certificate Writedown Amount:  The amount by which the aggregate Certificate Principal Amount of all the Certificates (other than the Class A-IO, Class R and Class LT-R Certificates) on any Distribution Date (after giving effect to distributions of principal and allocations of Realized Losses on that Distribution Date) exceeds the Aggregate Stated Principal Balance of the Mortgage Loans for the Distribution Date.

Certificateholder:  The meaning provided in the definition of “Holder.”

Certification:  As defined in the Custodial Agreement.

Civil Relief Act:  The Servicemembers Civil Relief Act, as amended, or any similar state or local law.

Class:  Collectively, Certificates bearing the same class designation.  In the case of the Lower-Tier REMIC, the term “Class” refers to all Lower-Tier Interests having the same alphanumeric designation.

Class LT-R Certificate:  The Class LT-R Certificate executed by the Trustee and authenticated and delivered by the Authenticating Agent, substantially in the form annexed as Exhibit A and evidencing ownership of the LT-R Interest.

Class R Certificate:  The Class R Certificate executed by the Trustee, and authenticated and delivered by the Authenticating Agent, substantially in the form annexed hereto as Exhibit A, and evidencing the ownership of the sole residual interest in the Upper-Tier REMIC.

Class Notional Amount:  With respect to the Interest-Only Certificates, the applicable class notional amount calculated as provided in the Preliminary Statement to this Agreement.

Class Principal Amount:  With respect to each Class of Certificates (other than the Class A-IO, Class R and Class LT-R Certificates), the aggregate of the Certificate Principal Amounts of all Certificates of such Class at the date of determination.  With respect to any Lower-Tier Interest, the initial Class Principal Amount as shown or described in the table set forth in the Preliminary Statement to this Agreement for the Lower-Tier REMIC, as reduced by principal distributed with respect to such Lower-Tier Interest and Realized Losses allocated to such Lower-Tier Interest at the date of determination.

Class Subordination Percentage:  With respect to each Class of Subordinate Certificates, for each Distribution Date, the percentage obtained by dividing the Class Principal Amount of such Class immediately prior to such Distribution Date by the aggregate of the Class Principal Amounts of all Classes of Certificates (other than the Class A-IO, Class R and Class LT-R Certificates) immediately prior to such Distribution Date.

Clean-up Call:  The optional purchase of the Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund on any date on which the Aggregate Stated Principal Balance is less than 20% or 5%, as applicable, of the Aggregate Stated Principal Balance as of the Cut-off Date, in accordance with Section 7.01(d) or (e) of this Agreement.

Clean-up Call Price:  The price paid by the party exercising the Clean-up Call pursuant to Section 7.01(d) or (e) of this Agreement, which is equal to the sum of (i) 100% of the aggregate outstanding principal balance of the Mortgage Loans plus accrued interest thereon, to, but not including, the first day of the month in which the Clean-up Call Price is to be distributed and (ii) the fair market value of any REO Property; provided, however, that such purchase price may be increased as is necessary, as determined by the Depositor, to avoid disqualification of any REMIC created under this Agreement as a REMIC.

Clearing Agency:  An organization registered as a “clearing agency” pursuant to Section 17A of the Exchange Act.  As of the Closing Date, the Clearing Agency shall be The Depository Trust Company.

Clearing Agency Participant:  A broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

Closing Date:  March 1, 2011.

Code:  The Internal Revenue Code of 1986, as amended, and as it may be further amended from time to time, any successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form.

Commission:  U.S. Securities and Exchange Commission.

Controlling Holder:  At any time, any Affiliate of the Depositor other than the Seller, so long as such entity is the Holder of the majority of the Class Principal Amount of the most subordinate Class of Certificates then outstanding with a Class Principal Amount greater than zero; if an Affiliate of the Depositor other than the Seller is no longer the Holder of such Certificates, then no entity will have any rights under this Agreement as a Controlling Holder.  Neither the Depositor nor the Seller shall be a Controlling Holder.

Cooperative Corporation:  The entity that holds title (fee or an acceptable leasehold estate) to the real property and improvements constituting the Cooperative Property and which governs the Cooperative Property, which Cooperative Corporation must qualify as a Cooperative Housing Corporation under Section 216 of the Code.

Cooperative Loan:  Any Mortgage Loan secured by Cooperative Shares and a Proprietary Lease.

Cooperative Property:  The real property and improvements owned by the Cooperative Corporation, that includes the allocation of individual dwelling units to the holders of the shares of the Cooperative Corporation.

Cooperative Shares:  Shares issued by a Cooperative Corporation.

Corporate Trust Office:  With respect to the Trustee, the corporate trust office of the Trustee located at 388 Greenwich Street, 14th Floor, New York, New York, 10013, Attention: Global Transaction Services – Sequoia Mortgage Trust 2011-1, or at such other address as the Trustee may designate from time to time by notice to the Certificateholders, the Depositor, the Master Servicer and the Securities Administrator or the principal corporate trust office of any successor Trustee.  With respect to the Certificate Registrar and presentment of Certificates for registration of transfer, exchange or final payment, Sixth Street and Marquette Avenue, Minneapolis, Minnesota  55479, Attention:  Corporate Trust Services -- Sequoia Mortgage Trust 2011-1.

Corresponding Class of Certificates:  With respect to each Lower-Tier Interest, the Class or Classes of Certificates appearing opposite such Lower-Tier Interest, as described in the Preliminary Statement to this Agreement.

Credit Support Depletion Date:  The first Distribution Date, if any, on which the aggregate of the Class Principal Amounts of the Subordinate Certificates has been reduced to zero.

Current Interest:  With respect to each Class of Certificates and any Distribution Date, the aggregate amount of interest accrued at the applicable Certificate Interest Rate during the related Accrual Period on the Class Principal Amount or Class Notional Amount, as applicable, of such Class immediately prior to such Distribution Date.

Custodial Accounts:  Each Custodial Account (other than an Escrow Account) established and maintained by a Servicer pursuant to a Servicing Agreement with respect to the Mortgage Loans.

Custodial Agreement:  The Custodial Agreement, dated as of February 1, 2011, among the Depositor, the Seller, the Trustee, Wells Fargo Bank, N.A., as Custodian and Wells Fargo Bank, N.A., as Master Servicer, as amended from time to time.  A copy of the Custodial Agreement is attached hereto as Exhibit D.

Custodian:  A Person who is at any time appointed by the Trustee as a custodian of all or a portion of the Mortgage Documents and the Trustee Mortgage Files and listed on the Mortgage Loan Schedule as the Custodian of such Mortgage Documents and Trustee Mortgage Files.  The initial Custodian is Wells Fargo Bank, N.A.

Cut-off Date:  February 1, 2011.

Debt Service Reduction:  With respect to any Mortgage Loan, a reduction in the Scheduled Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, which became final and non-appealable, except such a reduction resulting from a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

Defective Mortgage Loan:  The meaning specified in Section 2.04.

Deficient Valuation:  With respect to any Mortgage Loan, a valuation of the related Mortgaged Property by a court of competent jurisdiction in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any Scheduled Payment that results in a permanent forgiveness of principal, which valuation or reduction results from an order of such court which is final and non-appealable in a proceeding under the Bankruptcy Code.

Definitive Certificate:  A Certificate of any Class issued in definitive, fully registered, certificated form, which shall initially be the Class LT-R and Class R Certificates.

Deleted Mortgage Loan:  A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan in accordance with either Servicing Agreement.

Delinquent:  Any Mortgage Loan with respect to which the Scheduled Payment due on a Due Date is not received, based on the Mortgage Bankers Association method of calculating delinquency.

Depositor:  Sequoia Residential Funding, Inc., a Delaware corporation having its principal place of business in California, or its successors in interest.

Determination Date:  With respect to each Distribution Date, the 16th day of the month in which such Distribution Date occurs, or, if such 16th day is not a Business Day, the next succeeding Business Day; provided, however, that with respect to a Servicer and such Servicer's Advance obligations pursuant to the related Servicing Agreement, the Determination Date is the date set forth in the related Servicing Agreement.

Disqualified Organization:  A “disqualified organization” as defined in Section 860E(e)(5) of the Code.

Distribution Account:  The separate Eligible Account created and maintained by the Securities Administrator, on behalf of the Trustee, pursuant to Section 4.01.  Funds in the Distribution Account (exclusive of any earnings on investments made with funds deposited in the Distribution Account) shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

Distribution Date:  The 25th day of each month or, if such 25th day is not a Business Day, the next succeeding Business Day, commencing in March 2011.

Distribution Date Statement:  As defined in Section 4.02.

Due Date:  With respect to any Mortgage Loan, the date on which a Scheduled Payment is due under the related Mortgage Note as indicated in the applicable Servicing Agreement, exclusive of any days of grace.

Due Period:  As to any Distribution Date, the period beginning on the second day of the calendar month preceding the month in which such Distribution Date occurs, and ending on the first day of the calendar month in which such Distribution Date occurs.

Eligible Account:  Any account or accounts maintained with a federal or state chartered depository institution or trust company the short-term and long-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short-term rating and one of the two highest long-term ratings of the Rating Agency, respectively, at the time any amounts are held on deposit therein. Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Trustee or the Paying Agent.  If the short-term or long-term credit rating of the depository institution or trust company that maintains the account or accounts falls below the highest short-term rating or one of the two highest long-term ratings of the Rating Agency, respectively, the funds on deposit therewith in connection with this transaction shall be transferred to an Eligible Account within 30 days of such downgrade.

Eligible Investments:  At any time, any one or more of the following obligations and securities:

(i)           direct obligations of, and obligations fully guaranteed by the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

(ii)           (a) demand or time deposits, federal funds or bankers’ acceptances issued by any depository institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or the short-term deposit rating and/or the long-term unsecured debt obligations or deposits of such depository institution or trust company at the time of such investment or contractual commitment providing for such investment are rated in the highest rating category by the Rating Agency for long-term unsecured debt with a maturity of more than one year or in the highest rating category with respect to short-term obligations and (b) any other demand or time deposit or certificate of deposit that is fully insured by the FDIC;

(iii)           repurchase obligations with a term not to exceed thirty (30) days and with respect to any security described in clause (i)  above and entered into with a depository institution or trust company (acting as principal) described in clause (ii)(a) above;

(iv)           securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof that are rated in the highest rating category by the Rating Agency for long-term unsecured debt with a maturity of more than one year or in the highest rating category with respect to short-term obligations, in each case at the time of such investment or contractual commitment providing for such investment; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investments therein will cause the then outstanding principal amount of securities issued by such corporation and held as Eligible Investments to exceed 10% of the aggregate outstanding principal balances of all of the Mortgage Loans and Eligible Investments;

(v)           commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) that is rated in the highest rating category by the Rating Agency at the time of such investment; and

(vi)           any money market funds rated in one of the two highest rating categories by the Rating Agency for long-term unsecured debt with a maturity of more than one year or in the highest rating category with respect to short-term obligations, including any such fund managed or advised by the Trustee or any of its Affiliates;

provided, however, that no instrument or security shall be a Eligible Investment if such instrument or security evidences a right to receive only interest payments with respect to the obligations underlying such instrument or if such security provides for payment of both principal and interest with a yield to maturity in excess of 120% of the yield to maturity at par or if such instrument or security is purchased at a price greater than par.

ERISA:  The Employee Retirement Income Security Act of 1974, as amended.

ERISA-Qualifying Underwriting:  A best efforts or firm commitment underwriting or private placement that meets the requirements of an Underwriter’s Exemption.

ERISA-Restricted Certificate:  The Class R, Class LT-R, Class A-IO, Class B-2, Class B-3, Class B-4 or Class B-5 Certificates and any Certificate that does not satisfy the applicable rating requirement under the Underwriter’s Exemption.

Escrow Account:  As defined in Section 1.01 of each Servicing Agreement.

Event of Default:  Any one of the conditions or circumstances enumerated in Section 6.14.

Exception Report:  As defined in the Custodial Agreement.

Exchange Act:  The Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

Fannie Mae:  Fannie Mae or any successor thereto.

FDIC:  The Federal Deposit Insurance Corporation or any successor thereto.

FIRREA:  The Financial Institutions Reform, Recovery, and Enforcement Act of 1989, as amended and in effect from time to time.

Fitch:  Fitch, Inc., or any successor in interest.

Form 8-K Disclosure Information:  As defined in Section 6.21(c)(i).

Freddie Mac:  Freddie Mac, or any successor thereto.

Holder or Certificateholder:  The registered owner of any Certificate as recorded on the books of the Certificate Registrar except that, solely for the purposes of taking any action or giving any consent pursuant to this Agreement, any Certificate registered in the name of the Trustee, the Master Servicer, the Securities Administrator or either Servicer, or any Affiliate thereof shall be deemed not to be outstanding in determining whether the requisite percentage necessary to take such action or effect such consent has been obtained, and, in determining whether the Trustee shall be protected in taking such action or in relying upon such consent, only Certificates which a Responsible Officer of the Trustee actually knows to be so owned shall be disregarded.  The Trustee, the Certificate Registrar and the Securities Administrator may request and conclusively rely on certifications by the Master Servicer, the Securities Administrator  or either Servicer in determining whether any Certificates are registered to an Affiliate of the Master Servicer, the Securities Administrator  or either Servicer.

Home Valuation Code of Conduct:  The Home Valuation Code of Conduct effective as of May 1, 2009, as amended and in effect from time to time.

HUD:  The United States Department of Housing and Urban Development, or any successor thereto.

Independent:  When used with respect to any Accountants, a Person who is “independent” within the meaning of Rule 2-01(b) of the Securities and Exchange Commission’s Regulation S-X.  When used with respect to any other Person, a Person who (a) is in fact independent of another specified Person and any Affiliate of such other Person, (b) does not have any material direct financial interest in such other Person or any Affiliate of such other Person, and (c) is not connected with such other Person or any Affiliate of such other Person as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

Index:  As to each Adjustable Rate Mortgage Loan, the index from time to time in effect for adjustment of the Mortgage Rate as set forth as such on the related Mortgage Note.

Insurance Policy:  With respect to any Mortgage Loan, any insurance policy, including all names and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

Insurance Proceeds:  Proceeds paid by any Insurance Policy (excluding proceeds required to be applied to the restoration and repair of the related Mortgaged Property or released to the Mortgagor), in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses.

Insured Expenses:  Expenses covered by an Insurance Policy or any other insurance policy with respect to the Mortgage Loans.

Interest Distribution Amount:  For each Class of Certificates on any Distribution Date, the Current Interest for such Class as reduced by such Class’s share of Net Prepayment Interest Shortfalls and Relief Act Shortfalls, which shall be allocated to each Class on a pro rata basis based on the amount of Current Interest payable to each such Class.

Interest-Only Certificates:  The Class A-IO Certificates.

Interest Shortfall:  As to any Class of Certificates and any Distribution Date, the amount by which (i) the Interest Distribution Amount for such Class on all prior Distribution Dates exceeds (ii) amounts distributed in respect of interest to such Class on prior Distribution Dates.

Item 1123 Certificate:  As defined in Section 6.22.

Latest Possible Maturity Date:  The Distribution Date occurring in February 2041.

Liquidated Mortgage Loan:  With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) as to which, prior to the close of business on the Business Day immediately preceding the Due Date, the applicable Servicer has determined that all recoverable Liquidation Proceeds and Insurance Proceeds have been received.

Liquidation Proceeds:  All cash amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee’s sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property and any other net proceeds received in connection with the disposition of an REO Property.

Loan-To-Value Ratio:  With respect to any Mortgage Loan and as to any date of determination, the fraction (expressed as a percentage) the numerator of which is the principal balance of the related Mortgage Loan at such date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

Lower-Tier Interest:  Any one of the interests in the Lower-Tier REMIC as described in the Preliminary Statement to this Agreement.

Lower-Tier REMIC:  As described in the Preliminary Statement to this Agreement.

LT-R Interest:  The residual interest in the Lower-Tier REMIC, as described in the Preliminary Statement to this Agreement.

Margin:  As to each Adjustable Rate Mortgage Loan, the percentage amount set forth on the related Mortgage Note added to the Index in calculating the Mortgage Rate thereon.

Master Servicer:  Wells Fargo Bank, N.A., a national banking association organized under the laws of the United States in its capacity as Master Servicer and any successor in interest, or if any successor master servicer shall be appointed as herein provided, then such successor master servicer.

Master Servicer Compensating Interest Payment:  As to any Distribution Date and the Master Servicer, the lesser of (1) the Master Servicing Fee for such date and (2) any Prepayment Interest Shortfalls for such date (to the extent such Prepayment Interest Shortfalls are required to be paid but are not actually paid by the Servicers as a Servicer Compensating Interest Payment).

Master Servicing Fee:  With respect to any Distribution Date, an amount equal to the product of one-twelfth of the Master Servicing Fee Rate and the Stated Principal Balance of each Mortgage Loan as of the first day of the related Due Period.

Master Servicing Fee Rate:  0.019% per annum.

Master Servicing Transfer Costs:  All reasonable costs and expenses incurred by the Trustee in connection with the appointment of a successor master servicer and the transfer of master servicing from a predecessor master servicer, including, without limitation, any reasonable costs or expenses associated with the identification and engagement of a successor master servicer, the documentation of the assumption of master servicing by the successor master servicer, the complete transfer of all master servicing data and the completion, correction or manipulation of such master servicing data as may be required by the Trustee or the successor master servicer to correct any errors or insufficiencies in the master servicing data or otherwise to enable the Trustee or other successor master servicer to master service the Mortgage Loans properly and effectively.

Maximum Rate:  As to any Adjustable Rate Mortgage Loan, the maximum rate set forth on the related Mortgage Note at which interest can accrue on such Adjustable Rate Mortgage Loan.

Moody’s:  Moody’s Investors Service, Inc., or any successor in interest.

Mortgage:  A mortgage, deed of trust or other instrument creating a first lien on, or first priority ownership interest in, an estate in fee simple in real property securing a Mortgage Note, together with improvements thereto.

Mortgage Documents:  With respect to each Mortgage Loan, the mortgage documents required to be delivered to the Custodian pursuant to the Custodial Agreement.

Mortgage Loan:  A Mortgage and the related Mortgage Note or other evidences of indebtedness secured by each such Mortgage conveyed, transferred, sold, assigned to or deposited with the Trustee pursuant to Section 2.01 (including any Qualified Substitute Mortgage Loan and REO Property), including without limitation, each Mortgage Loan listed on the Mortgage Loan Schedule, as amended from time to time.

Mortgage Loan Purchase and Sale Agreement:  The mortgage loan purchase and sale agreement, dated as of March 1, 2011, between the Seller and the Depositor.

Mortgage Loan Schedule:  The schedule attached hereto as Schedule A, which shall identify each Mortgage Loan, as such schedule may be amended by the Depositor or the Servicer from time to time to reflect the addition of Qualified Substitute Mortgage Loans to, or the deletion of Deleted Mortgage Loans from, the Trust Fund.

Mortgage Note:  The original executed note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage under a Mortgage Loan.

Mortgaged Property:  The underlying property securing a Mortgage Loan which, with respect to a Cooperative Loan, is the related Cooperative Shares and Proprietary Lease.

Mortgage Rate:  As to any Mortgage Loan and any Distribution Date, the annual rate of interest borne by the related Mortgage Note as of the related Due Date, taking into account any Servicing Modification or other amendments to the Mortgage Note.

Mortgagor:  The obligor on a Mortgage Note.

Net Liquidation Proceeds:  With respect to any Liquidated Mortgage Loan or any other disposition of related Mortgaged Property, the related Liquidation Proceeds net of Advances, Servicing Advances, related Servicing Fees and/or Master Servicing Fees and any other accrued and unpaid servicing fees received and retained in connection with the liquidation of such Mortgage Loan or Mortgaged Property.

Net Mortgage Rate:  With respect to any Mortgage Loan and any Distribution Date, the related Mortgage Rate as of the Due Date in the month preceding the month of such Distribution Date reduced by the Aggregate Expense Rate.

Net Prepayment Interest Shortfall:  With respect to any Mortgage Loan and any Distribution Date, the amount by which any Prepayment Interest Shortfall for the related Due Period exceeds the amount of Master Servicer Compensating Interest Payment paid by the Master Servicer and Servicer Compensating Interest Payment paid by the applicable Servicer in respect of such shortfall for such Due Period.

Net WAC Rate:  With respect to any Distribution Date, the weighted average of the Net Mortgage Rates for all the Mortgage Loans as of the first day of the calendar month immediately preceding the calendar month of that Distribution Date, weighted on the basis of their Stated Principal Balances.

Non-Book-Entry Certificate:  Any Certificate other than a Book-Entry Certificate.

Non-permitted Foreign Holder:  As defined in Section 3.03(f).

Nonrecoverable Advance:  Any portion of an Advance or Servicing Advance previously made or proposed to be made by the Master Servicer and/or a Servicer (as certified in an Officer’s Certificate of the Master Servicer and/or Servicer, as applicable), which in the good faith judgment of such party, shall not be ultimately recoverable by such party from the related Mortgagor, related Liquidation Proceeds or otherwise.

Non-Upper-Tier REMIC:  As defined in Section 10.01(d).

Non-U.S. Person:  Any person other than a “United States person” within the meaning of Section 7701(a)(30) of the Code.

Notional Amount:  With respect to an Interest-Only Certificate and any Distribution Date, such Certificate’s Percentage Interest of the Class Notional Amount of such Class of Certificates for such Distribution Date.

Officer’s Certificate:  (a) With respect to the Depositor, a certificate signed by two Authorized Officers of the Depositor, (b) with respect to the Master Servicer or the Securities Administrator, a certificate signed by the Chairman of the Board, any Vice Chairman, the President, any Vice President or any Assistant Vice President of the Master Servicer or the Securities Administrator, (c) with respect to First Republic Bank, a certificate signed by the Chairman of the Board, the Vice Chairman of the Board, a President or a Vice President or any other duly authorized officers or agents of First Republic Bank and (d) with respect to PHH Mortgage Corporation, a certificate signed by (i) the President or a Vice President and (ii) the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of PHH Mortgage Corporation, and in each case delivered to the Trustee, the Securities Administrator or the Master Servicer, as required hereby.

Opinion of Counsel:  A written opinion of counsel, reasonably acceptable in form and substance to the Trustee, the Securities Administrator or the Master Servicer, as required hereby, and who may be in-house or outside counsel to the Depositor, the Master Servicer, the Securities Administrator or the Trustee but which must be Independent outside counsel with respect to any such opinion of counsel concerning the transfer of any Residual Certificate or concerning certain matters with respect to ERISA or the taxation, or the federal income tax status, of each REMIC.

Original Applicable Credit Support Percentage:  With respect to each Class of Subordinate Certificates, the related Applicable Credit Support Percentage as of the Closing Date, which shall be equal to the corresponding approximate percentage set forth in the table below opposite its Class designation:

Class B-1	7.50%
Class B-2	5.00%
Class B-3	3.25%
Class B-4	2.00%
Class B-5	1.25%

Original Subordinate Class Principal Amount:  The aggregate of the Class Principal Amounts of the Classes of Subordinate Certificates as of the Closing Date.

Originator:  Each of PHH Mortgage Corporation and First Republic Bank, each as seller under the related Servicing Agreement, and any successor thereto.

Paying Agent:  Any paying agent appointed pursuant to Section 3.08.  The initial Paying Agent shall be the Securities Administrator under this Agreement.

Percentage Interest:  With respect to any Certificate, its percentage interest in the undivided beneficial ownership interest in the Trust Fund evidenced by all Certificates of the same Class as such Certificate.  With respect to any Certificate, other than an Interest-Only Certificate, if applicable, or the Class R Certificates and the Class LT-R Certificates, the Percentage Interest evidenced thereby shall equal the initial Certificate Principal Amount thereof divided by the initial Class Principal Amount of all Certificates of the same Class.  With respect to each of the Class R Certificates and the Class LT-R Certificates, the Percentage Interest evidenced thereby shall be as specified on the face thereof, or otherwise, be equal to 100%.  With respect to an Interest-Only Certificate, the Percentage Interest evidenced thereby shall equal its initial Notional Amount as set forth on the face thereof divided by the initial Class Notional Amount of such Class.

Person:  Any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

Plan:  An employee benefit plan or other retirement arrangement which is subject to Section 406 of ERISA and/or Section 4975 of the Code or any entity whose underlying assets include “plan assets” of such plan or arrangement under the Plan Asset Regulations by reason of their investment in the entity.

Plan Asset Regulations:  The U.S. Department of Labor regulations set forth in 29 C.F.R. Section 2510.3-101, as modified by Section 3(42) of ERISA.

Prepayment Interest Shortfall:  With respect to a Mortgage Loan and any Distribution Date, the amount by which interest paid by the related Mortgagor in connection with a Principal Prepayment on the Mortgage Loan is less than one month’s interest at the related Mortgage Rate on the Stated Principal Balance of that Mortgage Loan as of the preceding Distribution Date.

Prepayment Period:  With respect to each Distribution Date, the calendar month immediately preceding the month in which the Distribution Date occurs.

Primary Mortgage Insurance Policy:  Each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any Mortgage Loan.

Principal Distribution Amount:  With respect to any Distribution Date, the sum of (a) the principal portion of each Scheduled Payment (before taking into account any Deficient Valuations or Debt Service Reductions) due on the related Due Date, whether or not received, (b) the principal portion of each full and partial Principal Prepayment made by a Mortgagor during the related Prepayment Period; (c) the principal portion of each other unscheduled collection, including any Subsequent Recoveries, Insurance Proceeds and Net Liquidation Proceeds (other than with respect to any Mortgage Loan that became a Liquidated Mortgage Loan during the related Prepayment Period) received during the related Prepayment Period;  (d) that portion of the purchase price representing principal of any Mortgage Loans repurchased by an Originator or the Seller in accordance with a Servicing Agreement, by the Seller in accordance with Section 2.04 herein or by the Controlling Holder in accordance with Section 2.07 herein, in each case to the extent received during the related Prepayment Period; (e) the principal portion of any related Substitution Amount received during the related Prepayment Period; and (f) on the Distribution Date on which the Trust Fund is to be terminated pursuant to Article VII hereof, that portion of the Clean-up Call Price in respect of principal.

Principal Forbearance Amount:  With respect to a Mortgage Loan that was the subject of a Servicing Modification, the amount of principal of the Mortgage Loan, if any, that has been deferred and that does not accrue interest.

Principal Prepayment:  Any Mortgagor payment of principal or other recovery of principal on a Mortgage Loan that is recognized as having been received or recovered in advance of its scheduled Due Date and applied to reduce the principal balance of the Mortgage Loan in accordance with the terms of the Mortgage Note or the applicable Servicing Agreement.

Principal Prepayment In Full:  Any Principal Prepayment of the entire principal balance of the Mortgage Loans.

Proceeding:  Any suit in equity, action at law or other judicial or administrative proceeding.

Proprietary Lease:  With respect to any Cooperative Property, a lease or occupancy agreement between a Cooperative Corporation and a holder of related Cooperative Shares.

Prospectus:  The prospectus supplement dated February 25, 2011 and the accompanying prospectus dated February 16, 2011, relating to the Class A-1, Class A-IO, Class B-1, Class B-2 and Class B-3 Certificates, together with any supplement thereto.

Purchase Price:  With respect to any Mortgage Loan, the “Repurchase Price” as defined in the applicable Servicing Agreement.

Qualified Appraiser:  With respect to each Mortgage Loan, an appraiser, duly appointed by the originator, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and such appraiser and the appraisal made by such appraiser both satisfy the requirements of Fannie Mae or Freddie Mac (including but not limited to the Home Valuation Code of Conduct with respect to conventional Mortgage Loans) and Title XI of FIRREA and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated.

Qualified Substitute Mortgage Loan:  A mortgage loan substituted by the Originator for a Deleted Mortgage Loan in accordance with the applicable Servicing Agreement which must, on the date of such substitution, (a) have an outstanding principal balance, after deduction of all scheduled payments due in the month of substitution (or in the case of a substitution of more than one mortgage loan for a Deleted Mortgage Loan, an aggregate principal balance), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall will be paid by the Originator and distributed to Trust Fund in the month of substitution), (b) have a Mortgage Rate not less than, and not more than one percentage point greater than, the Mortgage Rate of the Deleted Mortgage Loan or in the case of an Adjustable Rate Mortgage Loan, have the same Index, a Margin that is not less than the margin of the Deleted Mortgage Loan, a Maximum Rate not less than (and not more than two percentage points greater than) the Maximum Rate of the Deleted Mortgage Loan and Adjustment Dates that are of the same frequency as those of the Deleted Mortgage Loan, (c) have a remaining term to maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan, (d) have a Loan-to-Value Ratio at origination no greater than that of the Deleted Mortgage Loan and (e) comply as of the date of substitution with each representation and warranty relating to the Mortgage Loans set forth in the applicable Servicing Agreement.

Rating Agency:  Fitch.

Realized Loss:  (a) With respect to each Liquidated Mortgage Loan, an amount (not less than zero or more than the Stated Principal Balance of the Mortgage Loan plus accrued interest) as of the date of such liquidation, equal to (i) the unpaid principal balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus (ii) interest at the Net Mortgage Rate from the Due Date as to which interest was last paid by the borrower to Certificateholders up to the Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Mortgage Loan from time to time, minus (iii) the Liquidation Proceeds received during the month in which such liquidation occurred, to the extent not previously applied as recoveries of interest at the Net Mortgage Rate and to principal of the Liquidated Mortgage Loan;

(b) with respect to each Mortgage Loan that has become the subject of a Deficient Valuation, if the principal amount due under the related Mortgage Note has been reduced, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation;

(c) with respect to each Mortgage Loan that has been the subject of a Servicing Modification, any principal due on the Mortgage Loan that has been written off by a Servicer and any Principal Forbearance Amount; and

(d)  with respect to each Class of Certificates, the amount by which the Class Principal Amount is reduced as a result of clauses (a), (b) or (c) above.

Reconciled Market Value:  The estimated market value of a Mortgaged Property or REO Property as reasonably determined by the applicable Servicer based on different results obtained from different permitted valuation methods or at different time periods, all in accordance with such Servicer's customary servicing procedures.

Record Date:  As to any Distribution Date, the last Business Day of the month preceding the month of such Distribution Date (or the Closing Date, in the case of the first Distribution Date).

Refinancing Mortgage Loan:  Any Mortgage Loan originated in connection with the refinancing of an existing mortgage loan.

Regulation AB:  Subpart 229.1100 – Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1123, as such may be amended from time to time, and subject to such clarifications and interpretations as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

Relevant Servicing Criteria:  The Servicing Criteria applicable to each party, as set forth on an exhibit to each Servicing Agreement and Exhibit K hereto.  Multiple parties can have responsibility for the same Relevant Servicing Criteria.  With respect to a Servicing Function Participant engaged by the Master Servicer, the Securities Administrator  or any Servicer, the term “Relevant Servicing Criteria” may refer to a portion of the Relevant Servicing Criteria applicable to such parties.

Relief Act Shortfalls:  With respect to any Distribution Date and any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Civil Relief Act, the amount, if any, by which (i) interest collectible on such Mortgage Loan for the most recently ended calendar month is less than (ii) interest accrued thereon for such month pursuant to the Mortgage Note.

REMIC:  Each pool of assets in the Trust Fund designated as a REMIC as described in the Preliminary Statement to this Agreement.

REMIC Provisions:  The provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at sections 860A through 860G of the Code, and related provisions, and regulations, including proposed regulations and rulings, and administrative pronouncements promulgated thereunder, as the foregoing may be in effect from time to time.

REO Property:  A Mortgaged Property acquired by the Trust Fund through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan or otherwise treated as having been acquired pursuant to the REMIC Provisions.

Reportable Event:  As defined in Section 6.21(c)(i).

Reporting Servicer:  As defined in Section 6.21(b)(i).

Residual Certificate:  The Class LT-R Certificates and the Class R Certificates.

Responsible Officer:  With respect to any party, any officer in the corporate trust department or similar group of such party with direct responsibility for the administration of this Agreement and also, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject.

Restricted Certificate:   Any Class B-4, Class B-5, Class R or Class LT-R Certificate.

S&P:  Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, or any successor in interest.

Scheduled Payment:  The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan which, unless otherwise specified in the Servicing Agreements, shall give effect to any related Debt Service Reduction, any Deficient Valuation and any Servicing Modification that affects the amount of the monthly payment due on such Mortgage Loan.

Securities Act:  The Securities Act of 1933, as amended, and the rules and regulations thereunder.

Securities Administrator:  Wells Fargo Bank, N.A., not in its individual capacity but solely as Securities Administrator, or any successor in interest, or if any successor Securities Administrator shall be appointed as herein provided, then such successor Securities Administrator.  Wells Fargo Bank, N.A. shall act as Securities Administrator for so long as it is Master Servicer under this Agreement.

Seller:  Redwood Residential Acquisition Corporation, a Delaware corporation.

Senior Certificate:  Any one of the Class A-1 and Class A-IO Certificates, as applicable.

Senior Percentage:  With respect to each Distribution Date, the percentage equivalent of a fraction, the numerator of which is the Class Principal Amount of the Class A-1 Certificates immediately prior to such Distribution Date, and the denominator of which is the Aggregate Stated Principal Balance of all of the Mortgage Loans for such Distribution Date.

Senior Prepayment Percentage:  With respect to any Distribution Date occurring before the Distribution Date in March 2016, 100%.  Except as provided herein, the Senior Prepayment Percentage for any Distribution Date occurring in or after March 2016 shall be as follows:

(i) in or after March 2016 to and including February 2017, the Senior Percentage plus 70% of the Subordinate Percentage for that Distribution Date;

(ii) in or after March 2017 to and including February 2018, the Senior Percentage plus 60% of the Subordinate Percentage for that Distribution Date;

(iii) in or after March 2018 to and including February 2019, the Senior Percentage plus 40% of the Subordinate Percentage for that Distribution Date;

(iv) in or after March 2019 to and including February 2020, the Senior Percentage plus 20% of the Subordinate Percentage for that Distribution Date; and

(v) in or after March 2020, the Senior Percentage for that Distribution Date;

provided, however, that there shall be no reduction in the Senior Prepayment Percentage unless the Step-Down Test is satisfied; and provided, further, that if on any such Distribution Date on or after the Distribution Date in March 2016, the Senior Percentage exceeds the initial Senior Percentage, the Senior Prepayment Percentage for that Distribution Date shall again equal 100%.

If on any Distribution Date the allocation to the Senior Certificates then entitled to distributions of principal of full and partial Principal Prepayments and other amounts in the percentage required above would reduce the aggregate of the Class Principal Amounts of those Certificates to below zero, the Senior Prepayment Percentage for such Distribution Date shall be limited to the percentage necessary to reduce that Class Principal Amount to zero.

Senior Principal Distribution Amount:  With respect to the Mortgage Loans and any Distribution Date, the sum of:

(1)           the Senior Percentage of all amounts described in clause (a) of the definition of “Principal Distribution Amount” for that Distribution Date;

(2)           the Senior Prepayment Percentage of the amounts described in clauses (b), (c), (d), (e) and (f) of the definition of “Principal Distribution Amount”;

(3)           with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the related Prepayment Period, the lesser of:

(x)           Net Liquidation Proceeds allocable to principal received with respect to that Mortgage Loan; and

(y)           the Senior Prepayment Percentage of the Stated Principal Balance of that Mortgage Loan; and

(4)          any amounts described in clauses (1) through (3) that remain unpaid with respect to the Senior Certificates from prior Distribution Dates;

provided, however, that if on any Distribution Date the aggregate of the Class Principal Amounts of the Subordinate Certificates was reduced to less than or equal to 1.25% of the Stated Principal Balance of the Mortgage Loans as of the Closing Date, the Senior Principal Distribution Amount for each succeeding Distribution Date will include all principal collections on the Mortgage Loans distributable on that Distribution Date, and the Subordinate Principal Distribution Amount will  be zero, until the aggregate of the Class Principal Amount of the Class A-1 Certificates is reduced to zero.

Servicer:  Each Servicer under a Servicing Agreement.

Servicer Compensating Interest Payment:  As to any Distribution Date and either Servicer, the lesser of (1) the Servicing Fee for such Servicer for such date and (2) any Prepayment Interest Shortfalls with respect to any Mortgage Loans serviced by such Servicer for such date.

Servicer Remittance Date:  The 18th day of each calendar month or, if such 18th day is not a Business Day, the next succeeding Business Day, commencing in March 2011.

Servicing Advances:  As defined in the applicable Servicing Agreement.

Servicing Agreement:  The agreements listed on Exhibit H, as amended or supplemented from time to time as permitted thereunder and as modified by the related Acknowledgment.

Servicing Criteria:  The criteria set forth in paragraph (d) of Item 1122 of Regulation AB, as such may be amended from time to time.

Servicing Fee:  As to any Distribution Date and each Mortgage Loan, an amount equal to the product of (a) one-twelfth of the Servicing Fee Rate and (b) the Stated Principal Balance of such Mortgage Loan as of the first day of the related Due Period.

Servicing Fee Rate:   A per annum rate equal to 0.25%, or such other rate as may be agreed to by the Master Servicer pursuant to Section 9.01(b) of this Agreement and the related Servicing Agreement.

Servicing Function Participant:  Any Subservicer or Subcontractor, other than each Servicer, the Master Servicer, the Securities Administrator or the Trustee, that is participating in the servicing function within the meaning of Regulation AB, unless such Person’s activities relate only to 5% or less of the Mortgage Loans.

Servicing Modification:  Any reduction of the Mortgage Rate on or the outstanding principal balance of a Mortgage Loan, any extension of the final maturity date of a Mortgage Loan, any increase to the outstanding principal balance of a Mortgage Loan by adding to the Stated Principal Balance unpaid principal and interest and other amounts owing under the Mortgage Loan, any Principal Forbearance Amount and any other modification, in each case pursuant to a modification of a Mortgage Loan that is in default or for which, in the judgment of the Servicer of such Mortgage Loan, default is reasonably foreseeable in accordance with the related Servicing Agreement.

Servicing Officer:  Any officer of a Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and facsimile signature appear on a list of servicing officers furnished to the Master Servicer by the Servicers on the Closing Date pursuant to the Servicing Agreements, as such list may from time to time be amended.

Startup Day:  The day designated as such pursuant to Section 10.01(b) hereof.

Stated Principal Balance:  As to any Mortgage Loan and date of determination, the unpaid principal balance of such Mortgage Loan as of the most recent Due Date as determined by the amortization schedule for the Mortgage Loan at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous Servicing Modification, Principal Prepayments and related Liquidation Proceeds allocable to principal and to the payment of principal due on such Due Date (but not unscheduled Principal Prepayments received on such Due Date) and irrespective of any delinquency in payment by the related Mortgagor.

Step-Down Test:  As to any Distribution Date, the test will be satisfied if both of the following conditions are met:

First, the aggregate outstanding principal balance of all Mortgage Loans 60 days or more Delinquent (including Mortgage Loans in foreclosure, REO or bankruptcy status), Mortgage Loans subject to a Servicing Modification within the twelve months prior to that Distribution Date and any Mortgage Loans 120 or more days Delinquent that were purchased by the Controlling Holder within the 12 months prior to that Distribution Date, averaged over the preceding six month period, as a percentage of the aggregate Class Principal Amount of the Subordinate Certificates on such Distribution Date (without giving effect to any payments on such Distribution Date), does not equal or exceed 50%; and

Second, cumulative Realized Losses with respect to the Mortgage Loans do not exceed (a) with respect to each Distribution Date occurring in the period from March 2016 to and including February 2017, 30% of the Original Subordinate Class Principal Amount, (b) with respect to each Distribution Date occurring in the period from March 2017 to and including February 2018, 35% of the Original Subordinate Class Principal Amount, (c) with respect to each Distribution Date occurring in the period from March 2018 to and including February 2019, 40% of the Original Subordinate Class Principal Amount, (d) with respect to each Distribution Date in the period from March 2019 to and including February 2020, 45% of the Original Subordinate Class Principal Amount and (e) with respect to the Distribution Date occurring in March 2020 and thereafter, 50% of the Original Subordinate Class Principal Amount.

Subcontractor:  Any vendor, subcontractor or other Person that is not responsible for the overall servicing of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans under the direction or authority of any Servicer (or a Subservicer of any Servicer), the Master Servicer or the Securities Administrator.

Subordinate Certificate:  Any of the Class B-1, Class B-2, Class B-3, Class B-4 or Class B-5 Certificates.

Subordinate Class Percentage:  As to any Distribution Date and any Class of Subordinate Certificates, a fraction, expressed as a percentage, the numerator of which is the Class Principal Amount of such Class on such date, and the denominator of which is the aggregate of the Class Principal Amounts of all Classes of Subordinate Certificates on such date.

Subordinate Percentage:  With respect to any Distribution Date, the difference between 100% and the Senior Percentage for such Distribution Date.

Subordinate Prepayment Percentage:  With respect to any Distribution Date, the difference between 100% and the Senior Prepayment Percentage for that Distribution Date.

Subordinate Principal Distribution Amount:  With respect to any Distribution Date and the Mortgage Loans, an amount equal to the sum of:

(1)           the Subordinate Percentage of all amounts described in clause (a) of the definition of “Principal Distribution Amount” for that Distribution Date;

(2)           the Subordinate Prepayment Percentage of all amounts described in clauses (b), (c), (d), (e) and (f) of the definition of “Principal Distribution Amount” for that Distribution Date; and

(3)           with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the related Prepayment Period, the amount of the Net Liquidation Proceeds allocated to principal received with respect thereto remaining after application thereof pursuant to clause (3) of the definition of “Senior Principal Distribution Amount” for that Distribution Date; and

(4)           any amounts described in clauses (1) through (3) for any previous Distribution Date that remain unpaid.

Notwithstanding the above, with respect to each Class of Subordinate Certificates other than the Class B-1 Certificates, if on any Distribution Date the Class Principal Amount of that Class and the aggregate of the Class Principal Amount of all Classes of Subordinate Certificates that have a lower payment priority than that Class was reduced to less than or equal to 1.25% of the Stated Principal Balance of the Mortgage Loans as of the Closing Date, the portion of the Subordinate Principal Distribution Amount otherwise distributable to such Class or Classes on each succeeding Distribution Date will be allocated among the Subordinate Certificates with a higher payment priority, pro rata, based on their respective Class Principal Amounts and the excess, if any, will be included in the Senior Principal Distribution Amount for such Distribution Date.

If on any Distribution Date the aggregate of the Class Principal Amounts of the Subordinate Certificates was reduced to less than or equal to 1.25% of the Stated Principal Balance of the Mortgage Loans as of the Closing Date, the Senior Principal Distribution Amount on each succeeding Distribution Date will include all principal collections on the Mortgage Loans on that Distribution Date, and the Subordinate Principal Distribution Amount will  be zero, until the aggregate of the Class Principal

Amounts of the Senior Certificates is reduced to zero, then to the Subordinate Certificates then outstanding, sequentially in order of payment priority, until the Class Principal Amount of each such Certificate is reduced to zero.

Subsequent Recovery:  Any amount recovered by a Servicer (i) with respect to a Liquidated Mortgage Loan (after reimbursement of any unreimbursed Advances or expenses of such Servicer) with respect to which a Realized Loss was incurred after the liquidation or disposition of such Mortgage Loan or (ii) as a Principal Forbearance Amount.

Subservicer:  Any Person that (i) services Mortgage Loans on behalf of any Servicer, and (ii) is responsible for the performance (whether directly or through sub-servicers or Subcontractors) of Servicing functions that are identified in Item 1122(d) of Regulation AB required to be performed under this Agreement, any related Servicing Agreement or any sub-servicing agreement.

Substitution Amount:  For any month in which an Originator substitutes one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans pursuant to a Servicing Agreement, the amount by which the aggregate Purchase Price of all such Deleted Mortgage Loans exceeds the aggregate Stated Principal Balance of the Qualified Substitute Mortgage Loans, together with one month's interest at the applicable Net Mortgage Rate.

Tax Matters Person:  With respect to each of the Lower Tier REMIC and the Upper Tier REMIC, the “tax matters person” as specified in the REMIC Provisions which shall initially be the party described as such in Section 10.01(k).

Trust Fund:  As defined in Section 2.01 herein.

Trustee:  Citibank, N.A., not in its individual capacity but solely as Trustee, or any successor in interest, or if any successor trustee or any co-trustee shall be appointed as herein provided, then such successor trustee and such co-trustee, as the case may be.

Trustee Mortgage Files:  With respect to each Mortgage Loan, the Mortgage Documents to be retained in the custody and possession of the Trustee or the Custodian on behalf of the Trustee pursuant to the Custodial Agreement.

UCC:  The Uniform Commercial Code as enacted in any applicable jurisdiction from time to time.

Underwriter:  Each of Credit Suisse Securities (USA) LLC, Jefferies & Company, Inc. and J.P. Morgan Securities LLC.

Underwriter’s Exemption:  Prohibited Transaction Exemption (“PTE”) 89-90 (58 Fed. Reg. 52899 (1990)), as most recently amended and restated by PTE 2007-5 (72 Fed. Reg. 13130 (March 20, 2007)) or any substantially similar administrative exemption granted by the U.S. Department of Labor to the Underwriters.

Underwriting Agreement:  The Underwriting Agreement, dated February 18, 2011, among the Seller, the Depositor, Redwood Trust, Inc. and the Underwriters.

Upper-Tier REMIC:  As described in the Preliminary Statement to this Agreement.

Voting Interests:  The portion of the voting rights of all the Certificates that is allocated to any Certificate for purposes of the voting provisions of this Agreement.  At all times during the term of this Agreement, 99.00% of all Voting Interests shall be allocated to the Class A-1, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates in proportion to their respective Certificate Principal

Amounts.  At all times during the term of this Agreement, 1.00% of all Voting Interests shall be allocated to the Class A-IO Certificates.  Voting Interests shall be allocated among the Certificates of each Class based on their Percentage Interests and no Certificate with a principal amount equal to zero will have any voting rights.  The Class R Certificates and Class LT-R Certificate shall not have any voting rights.

Section 1.02                             Calculations Respecting Mortgage Loans.

Calculations required to be made pursuant to this Agreement with respect to any Mortgage Loan in the Trust Fund shall be made based upon current information as to the terms of the Mortgage Loans and reports of payments received from the Mortgagor on such Mortgage Loans and payments to be made to the Securities Administrator as supplied to the Securities Administrator by the Master Servicer.  The Securities Administrator shall not be required to recompute, verify or recalculate the information supplied to it by the Master Servicer or any Servicer.

ARTICLE II

DECLARATION OF TRUST; ISSUANCE OF CERTIFICATES

Section 2.01                             Creation and Declaration of Trust Fund; Conveyance of Mortgage Loans.

Concurrently with the execution and delivery of this Agreement, the Depositor does hereby sell, transfer, assign, set over, deposit with and otherwise convey to the Trustee, without recourse, subject to Sections 2.02 and 2.04, in trust, all right, title and interest of the Depositor in and to the Trust Fund consisting of: (i) the Mortgage Loans, including the Mortgage Notes, the Mortgages, and the right to all payments of principal and interest received on or with respect to the Mortgage Loans after the Cut-off Date (other than Scheduled Payments due on or before such date), and all such payments due after such date but received on or prior to such date and intended by the related Mortgagors to be applied after such date; (ii) all of the Depositor’s right, title and interest, if any, in and to all amounts from time to time credited to and the proceeds of the Distribution Account, any Custodial Accounts or any Escrow Account established with respect to the Mortgage Loans; (iii) with respect to the Mortgage Loans, to the extent set forth in the Acknowledgements, the Depositor’s rights under the Servicing Agreements and all of the Depositor’s rights under the Mortgage Loan Purchase and Sale Agreement; (iv) all of the Depositor’s right, title and interest, if any, in REO Property and the proceeds thereof; (v) all of the Depositor’s rights under any Insurance Policies related to the Mortgage Loans; and (vi) the Depositor’s security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties; and the Trustee declares that, subject to the Custodian's review provided for in Section 2.02, it has received and shall hold the Trust Fund, as trustee, in trust, for the benefit and use of the Holders of the Certificates and for the purposes and subject to the terms and conditions set forth in this Agreement, and, concurrently with such receipt, has caused to be executed, authenticated and delivered to or upon the order of the Depositor, in exchange for the Trust Fund, all of the Certificates in the authorized denominations specified by the Depositor pursuant to Section 3.01(b).

The foregoing sale, transfer, assignment, set-over, deposit and conveyance does not and is not intended to result in the creation or assumption by the Trustee of any obligation of the Depositor, the Seller or any other Person in connection with the Mortgage Loans or any other agreement or instrument relating thereto except as specifically set forth therein.

Notwithstanding anything to the contrary contained herein, the parties hereto acknowledge that the functions of the Trustee with respect to the custody, acceptance and inspection of the Trustee Mortgage Files and release of Mortgage Documents, and preparation and delivery of the certifications relating to the Trustee Mortgage Files shall be performed by the Custodian pursuant to the terms and conditions of the Custodial Agreement.  In addition, the Trustee is hereby directed to execute, not in its individual capacity but solely as Trustee hereunder, and deliver the Acknowledgements and the Custodial Agreement.  The

Master Servicer, the Depositor, the Securities Administrator and the Certificateholders (by their acceptance of such Certificates) acknowledge and agree that the Trustee is executing and delivering the Custodial Agreement and the Acknowledgements solely in its capacity as Trustee and not in its individual capacity.

In connection with such sale, transfer and assignment of the Mortgage Loans, the Depositor does hereby deliver to, and deposit with, or cause to be delivered to and deposited with, the Custodian acting on the Trustee's behalf, the Trustee Mortgage Files.

Section 2.02                             Acceptance of Trust Fund by Trustee; Review of Documentation for Trust Fund.

(a)           The Trustee, by execution and delivery hereof and the below-referenced delivery to the Trustee of the Certification and Exception Report, acknowledges receipt by it (or by the Custodian on its behalf) of the Trustee Mortgage Files pertaining to the Mortgage Loans listed on the Mortgage Loan Schedule, subject to review thereof by the Custodian on behalf of the Trustee in accordance with Section 3.2 of the Custodial Agreement and the exceptions set forth on the Exception Report.  The Custodian, on behalf of the Trustee, will execute and deliver to the Trustee and the Depositor a Certification and Exception Report on the Closing Date in the forms required by the Custodial Agreement.

(b)           Within 270 days after the Closing Date, the Custodian, on behalf of the Trustee, will, for the benefit of Holders of the Certificates, review each related Trustee Mortgage File to ascertain that all required documents set forth in the Custodial Agreement have been received and appear on their face to conform with the requirements set forth in Sections 3.2 and 3.3 of the Custodial Agreement.

(c)           Nothing in this Agreement shall be construed to constitute an assumption by the Trust Fund, the Trustee, the Custodian or the Certificateholders of any unsatisfied duty, claim or other liability on any Mortgage Loan or to any Mortgagor.

(d)           Each of the parties hereto acknowledges that the Custodian shall perform the applicable review of the related Mortgage Loans and respective certifications as provided in the Custodial Agreement.

(e)           Upon execution of this Agreement, the Depositor hereby delivers to the Trustee and the Trustee acknowledges receipt of the Acknowledgements, together with the Servicing Agreements and the Mortgage Loan Purchase and Sale Agreement.

Section 2.03                             Representations and Warranties of the Depositor.

(a)           The Depositor hereby represents and warrants to the Trustee, for the benefit of the Certificateholders, and to the Master Servicer and the Securities Administrator, as of the Closing Date or such other date as is specified, that:

(i)           the Depositor is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and has full corporate power and authority to own its property, to carry on its business as presently conducted, to enter into and perform its obligations under this Agreement, and to create the trust pursuant hereto;

(ii)           the execution and delivery by the Depositor of this Agreement have been duly authorized by all necessary corporate action on the part of the Depositor; neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Depositor or its properties or the certificate of incorporation or bylaws of the Depositor;

(iii)           the execution, delivery and performance by the Depositor of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof;

(iv)           this Agreement has been duly executed and delivered by the Depositor and, assuming due authorization, execution and delivery by the Trustee, the Master Servicer and the Securities Administrator, constitutes a valid and binding obligation of the Depositor enforceable against it in accordance with its terms except as such enforceability may be subject to (A) applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally and (B) general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law;

(v)           there are no actions, suits or proceedings pending or, to the knowledge of the Depositor, threatened or likely to be asserted, against or affecting the Depositor, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Agreement or (B) with respect to any other matter which in the judgment of the Depositor will be determined adversely to the Depositor and will if determined adversely to the Depositor materially and adversely affect it or its business, assets, operations or condition, financial or otherwise, or adversely affect its ability to perform its obligations under this Agreement;

(vi)           immediately prior to the transfer and assignment of the Mortgage Loans to the Trustee, the Depositor was the sole owner and holder of each Mortgage Loan, and the Depositor had good and marketable title thereto, and had full right to transfer and sell each Mortgage Loan to the Trustee free and clear, subject only to (1) liens of current real property taxes and assessments not yet due and payable and, if the related Mortgaged Property is a condominium unit, any lien for common charges permitted by statute, (2) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage acceptable to mortgage lending institutions in the area in which the related Mortgaged Property is located and specifically referred to in the lender’s title insurance policy or attorney’s opinion of title and abstract of title delivered to the originator of such Mortgage Loan, and (3) such other matters to which like properties are commonly subject which do not, individually or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgage, of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and had full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to this Agreement;

(vii)           This Agreement creates either a sale or a valid and continuing security interest (as defined in the UCC), in the Mortgage Loans in favor of the Trustee, which security interest is prior to all other liens, and is enforceable as such against creditors of and purchasers from the Depositor;

(viii)          The Mortgage Notes constitute “instruments” within the meaning of the applicable UCC;

(ix)           Other than the security interest granted to the Trustee pursuant to this Agreement, the Depositor has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Mortgage Loans.  The Depositor has not authorized the filing of and is not aware of any financing statement against the Depositor that includes a description of the collateral covering the Mortgage Loans other than a financing statement relating to the security interest granted to the Trustee hereunder or that has been terminated.  The Depositor is not aware of any judgment or tax lien filings against the Depositor;

(x)           None of the Mortgage Loans have any marks or notations indicating that such Mortgage Loans have been pledged, assigned or otherwise conveyed to any Person other than the Trustee; and

(xi)           The Depositor has received all consents and approvals required by the terms of the Mortgage Loans to convey the Mortgage Loans hereunder to the Trustee.

The foregoing representations made in this Section 2.03 shall survive the termination of this Agreement and shall not be waived by any party hereto.

Section 2.04                             Discovery of Seller Breach; Repurchase of Mortgage Loans.

(a)           Pursuant to Section 2 of the Mortgage Loan Purchase and Sale Agreement, the Seller has (i)  represented and warranted as of the Closing Date that, immediately prior to its transfer of Mortgage Loans under the Mortgage Loan Purchase and Sale Agreement, the Seller owned and had good, valid and marketable title to the Mortgage Loans free and clear of any Lien, claim or encumbrance of any Person and (ii) made certain other representations and warranties with respect to the Mortgage Loans, and each of the Depositor and the Trustee intend that the Mortgage Loans (including any Qualified Substitute Mortgage Loans) included in the Trust Fund satisfy such representations and warranties.  The Depositor, for the benefit of the Trustee and the Certificateholders, hereby assigns any rights it has against the Seller with respect to such representations and warranties to the Trustee, and the Seller acknowledges that it has agreed to comply with the provisions of this Section 2.04 in respect of a breach of any of such representations and warranties.

It is understood and agreed that the representations and warranties set forth in Section 2 of the Mortgage Loan Purchase and Sale Agreement shall survive delivery of the Trustee Mortgage Files and the sale and assignment of each Mortgage Loan to the Trustee and shall continue throughout the term of this Agreement.  Upon discovery by the Depositor or the Seller of the breach by the Seller of any representation or warranty under the Mortgage Loan Purchase and Sale Agreement in respect of any Mortgage Loan, which materially adversely affects the value of that Mortgage Loan or the interest therein of the Certificateholders (a “Defective Mortgage Loan”) (each of such parties hereby agreeing to give written notice thereof to the Trustee and the other of such parties), the Trustee, or its designee, shall promptly notify the Depositor in writing of such breach and request that the Depositor cure or cause the cure of such breach within 90 days from the earlier of the date that the Depositor discovered or was notified of such breach, and if the Depositor does not cure or cause the cure of such breach in all material respects during such period, the Trustee shall enforce the Seller’s obligation under the Mortgage Loan Purchase and Sale Agreement to repurchase that Mortgage Loan from the Trust Fund at the Purchase Price on or prior to the Determination Date following the expiration of such 90-day period; provided, however, that, in connection with any such breach that could not reasonably have been cured within such 90-day period, the Seller shall be required to repurchase the Mortgage Loan no later than 120 days after its discovery or notice of such breach, and provided further, that, if such breach would cause the Mortgage Loan to be other than a “qualified mortgage” (as defined in the Code), then notwithstanding the previous provisions of this paragraph, the Seller shall be required to repurchase the Defective Mortgage Loan within 60 days from the date the defect was discovered.  The Purchase Price for the repurchased Mortgage Loan shall be deposited in the Distribution Account, and the Trustee, or its designee, upon receipt of written certification of such deposit, shall release to the Seller, the related Trustee Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, representation or warranties, as either party shall furnish to the Trustee and as shall be necessary to vest in such party any Mortgage Loan released pursuant hereto and the Trustee, or its designee, shall have no further responsibility with regard to such Trustee Mortgage File (it being understood that the Trustee shall have no responsibility for determining the sufficiency of such assignment for its intended purpose).  It is understood and agreed that the obligation of the Seller to cure, to cause the cure of or to repurchase any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy against the such party respecting such omission, defect or breach available to the Trustee on behalf of the Certificateholders. Costs and expenses incurred by the Trustee pursuant to this Section 2.04, to the extent not reimbursed by the Seller, shall be reimbursed by the Trust Fund, subject to the limitation in clause (C) of the definition of Available Distribution Amount.  The Trustee hereby directs the Master Servicer, and the Master Servicer hereby accepts such direction, to pursue any such claim in accordance with this Section 2.04(a) on behalf of the Trustee.

(b)          The Seller indemnifies and holds the Trust Fund, the Trustee, the Master Servicer, the Securities Administrator, the Depositor and each Certificateholder harmless against any and all taxes, claims, losses, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and any other costs, fees and expenses that the Trust Fund, the Trustee, the Master Servicer, the Securities Administrator, the Depositor and any Certificateholder may sustain in connection with any actions of the Seller relating to a repurchase of a Mortgage Loan other than in compliance with the terms of this Section 2.04 and the Mortgage Loan Purchase and Sale Agreement, to the extent that any such action causes an Adverse REMIC Event.

Section 2.05                             Obligations in Respect of Alleged Breach of Originator Representations and Warranties.

(a)           For so long as there is a Controlling Holder under this Agreement, the Trustee shall pursue an action in respect of an alleged breach by an Originator of a representation and warranty relating to the characteristics of the Mortgage Loans set forth in Section 3.03 of the Servicing Agreement in respect of PHH Mortgage Corporation and Section 7.01 of the Servicing Agreement in respect of First Republic Bank only upon its receipt of (i) written direction to do so by the Holders of 66 2/3% of the aggregate Voting Interests of the Class A-1 and Class A-IO Certificates and (ii) an agreement by Holders directing the Trustee to take such action to provide in advance to the Trustee funds to pay for any costs and expenses incurred by the Trustee or the Master Servicer, and to provide any indemnification reasonably requested by the Trustee and the Master Servicer.  The Trustee shall provide notice to the Controlling Holder prior to taking any such action.  However, Certificateholders shall not have the right to require the Trustee to pursue any action with respect to any Mortgage Loan as to which a final and binding decision by an arbitrator has already been issued, regardless of the particular claims made.  In connection with any such action, the Master Servicer shall seek reimbursement for the Master Servicer's costs and expenses from the applicable Originator under the terms of the related Servicing Agreement.  If the Master Servicer recovers any such costs and expenses from the Originator, the Master Servicer will pay such amounts to the Certificateholders that provided funds to the Trustee pursuant to the agreement described in clause (ii) above.  Costs and expenses incurred by the Trustee and the Master Servicer pursuant to this Section 2.05(a) shall not be reimbursed by the Trust Fund.  The Trustee hereby directs the Master Servicer, and the Master Servicer hereby accepts such direction, to pursue any such claim in accordance with this Section 2.05(a) on behalf of the Trustee.

(b)           If there is no Controlling Holder under this Agreement, the Master Servicer shall review or cause to be reviewed each Mortgage Loan that has been Delinquent for more than 120 days, other than any such Mortgage Loan that was the subject of a previous arbitration proceeding under the related Servicing Agreement, to review whether there is evidence of the occurrence of any breaches of the representations and warranties given by an Originator under the related Servicing Agreement or if the Seller has a related repurchase obligation in the case of such breach that existed only as of the Closing Date.  The Master Servicer may engage a third party or Wells Fargo Bank, N.A., to perform such review and report its findings to the Master Servicer.  Any such review shall include, at a minimum, a review as to whether the Mortgage Loan was underwritten in accordance with the Originator's underwriting standards in effect at the time of origination, whether the Mortgage Loan was originated in accordance with all applicable laws and regulations, and whether any fraud may have occurred in connection with the origination of the Mortgage Loan.   If as a result of such review, there is evidence that a breach of representation or warranty may have occurred requiring the Originator or the Seller to repurchase the related Mortgage Loan, then the Master Servicer will enforce such repurchase obligation, including participating in an arbitration proceeding pursuant to the related Servicing Agreement, if necessary.  Any fees, costs and expenses incurred by the Master Servicer pursuant to this Section 2.05(b), to the extent not reimbursed by the Originator within ninety days of written request from the Master Servicer, shall be reimbursed by the Trust Fund, subject to the limitation in clause (C) of the definition of Available Distribution Amount.  In connection with any such action against an Originator, the Master Servicer shall pursue reimbursement for the fees, costs and expenses of the Master Servicer from such Originator under the terms of the related Servicing Agreement.  If the Master Servicer recovers any such fees, costs and expenses from the Originator, the Master Servicer will pay such amounts to the Trust Fund.

(c)           Furthermore, if there is no Controlling Holder under this Agreement, the Trustee will pursue an action in respect of an alleged breach by an Originator of a representation and warranty relating to the characteristics of the Mortgage Loans set forth in Section 3.03 of the Servicing Agreement in respect of PHH Mortgage Corporation and Section 7.01 of the Servicing Agreement in respect of First Republic Bank only upon its receipt of  (i) written direction to do so by the Holders of more than 50% of the Aggregate Voting Interests of the Certificates and (ii) an agreement by Holders directing the Trustee to take such action to provide in advance to the Trustee funds to pay for any costs and expenses incurred by the Trustee and the Master Servicer, and to provide any indemnification reasonably requested by the Trustee and the Master Servicer.  In connection with any such action, the Master Servicer shall seek reimbursement for the Master Servicer’s costs and expenses from such Originator under the terms of the applicable Servicing Agreement.  If the Master Servicer recovers any such costs and expenses from the Originator, the Master Servicer will pay such amounts to the Certificateholders that provided funds to the Trustee pursuant to the agreement described in clause (ii) above.  Costs and expenses incurred by the Trustee and the Master Servicer pursuant to this Section 2.05(c), to the extent not reimbursed by the Originator or the applicable Certificateholders, shall be reimbursed by the Trust Fund, subject to the limitation in clause (C) of the definition of Available Distribution Amount.  The Trustee hereby directs the Master Servicer, and the Master Servicer hereby accepts such direction, to pursue any such claim in accordance with this Section 2.05(c) on behalf of the Trustee.

(d)           If an Originator has breached a representation under the related Servicing Agreement stating that a Mortgage Loan is a “qualified mortgage” (as defined in the REMIC Provisions) and the Originator fails to repurchase such non-qualified Mortgage Loan within ninety days from the date the defect was discovered, the Depositor shall use commercially reasonable efforts to sell such Mortgage Loan for its fair market value, as determined by the Depositor and which may be less than its outstanding principal balance, within ninety days from the date the defect was discovered.  The Trustee will release the applicable Mortgage Loan upon receipt of the sale price in accordance with the procedures set forth in Section 2.04(a) hereof.

Section 2.06                             Intention of Parties.

(a)           Notwithstanding any other provision of this Agreement, it is intended by each of the parties hereto that the conveyance of the Depositor’s right, title and interest in and to property constituting the Trust Fund pursuant to this Agreement shall constitute, and shall be construed as, a sale of such property and not a grant of a security interest to secure a loan or other obligation, so that the Trustee shall be the owner of the Trust Fund for the benefit of the holders of the Certificates.

However, in the event that, notwithstanding the intent of the parties, the Trust Fund is held to be the property of the Depositor, or if for any other reason this Agreement is held or deemed to create a security interest in the Trust Fund, then (a) this Agreement shall constitute a security agreement, and (b) the conveyance provided for in Section 2.01 shall be deemed to be a grant by the Depositor to the Trustee of, and the Depositor hereby grants to the Trustee, to secure all of the Depositor’s obligations hereunder, a security interest in all of the Depositor’s right, title, and interest, whether now owned or hereafter acquired, in and to (i) the Mortgage Loans, (ii) all other property in the Trust Fund, (iii) all accounts, chattel paper, deposit accounts, documents, general intangibles, goods, instruments, investment property, letter of credit rights, letters of credit, money, and oil, gas, and other minerals, consisting of, arising from, or relating to, any of the foregoing, and (iv) all proceeds of the foregoing.

(b)           The Depositor shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Trust Fund, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement.  The Depositor will, at its own expense, make all initial filings on or about the Closing Date and shall forward a copy of such filing or filings to the Trustee.  Without limiting the generality of the foregoing, the Depositor shall prepare and forward for filing, or shall cause to be forwarded for filing, at the expense of the Depositor, all filings necessary to maintain the effectiveness of any original filings necessary under the relevant UCC to perfect the Trustee’s security interest in the Trust Fund, including without limitation (i) continuation statements, and (ii) such other statements as may be occasioned by (A) any change of name of the Seller, the Depositor or the Trustee, (B) any change of location of the Seller or the Depositor, or (C) any change under the relevant UCC or other applicable laws.  Neither of the Seller nor the Depositor shall organize under the law of any jurisdiction other than the State under which each is organized as of the Closing Date (whether changing its jurisdiction of organization or organizing under the laws of an additional jurisdiction) without giving 30 days prior written notice of such action to its immediate and intermediate transferee, including the Trustee.  Before effecting such change, the Seller or the Depositor proposing to change its jurisdiction of organization shall prepare and file in the appropriate filing office any financing statements or other statements necessary to continue the perfection of the interests of its immediate and mediate transferees, including the Trustee, in the Mortgage Loans.  In connection with the transactions contemplated by this Agreement, each of the Seller and the Depositor authorizes its immediate or mediate transferee to file in any filing office any initial financing statements, any amendments to financing statements, any continuation statements, or any other statements or filings described in this paragraph (b).

Section 2.07                             Controlling Holder Purchase Right and Assumption of Servicing Agreement Rights.

(a)           The Controlling Holder may, at its option, purchase from the Trust Fund any Mortgage Loan that is 120 days or more Delinquent for a purchase price, determined in accordance with guidelines adopted by the Controlling Holder, to be the then fair market value of such Mortgage Loan at the time of purchase, provided that at the time of repurchase the Mortgage Loan remains Delinquent.  Upon receipt of such purchase price from the Controlling Holder, the Trustee shall release the applicable Mortgage Loan to the Controlling Holder in accordance with the procedures set forth in Section 2.04(a) hereof.   Pursuant to each Servicing Agreement, any purchase under this Section 2.07 shall be subject to the prior consent of the applicable Servicer, which consent shall be governed by Section 17(b) of the Acknowledgement in respect of PHH Mortgage Corporation and Section 14(b) of the Acknowledgement in respect of First Republic Bank, as applicable.

(b)           By its purchase of the applicable Class of Subordinate Certificates, the Controlling Holder assumes the rights and all related responsibilities of the Trustee as  “Purchaser” under each Servicing Agreement as set forth in Section 16(a) of the Acknowledgement in respect of PHH Mortgage Corporation and Section 13(a) of the Acknowledgement in respect of First Republic Bank, and shall be entitled to exercise such rights in its sole discretion.  The Depositor, the Controlling Holder and each other Certificateholder, by its acceptance of any Certificate or any beneficial ownership interest therein, each acknowledges and agrees that (i) the Controlling Holder may exercise such rights in such a manner that may not be in the best interests of all of the Certificateholders, (ii) none of the Master Servicer, the Securities Administrator or the Trustee shall have any liability with respect to any acts or omissions of the Controlling Holder in the exercise of such rights, and (iii) none of the Master Servicer, the Securities Administrator or the Trustee shall have any duty or obligation to exercise any such rights in the place or stead of the Controlling Holder (so long as there is a Controlling Holder) or to monitor or oversee the exercise of any such rights by the Controlling Holder.  The Controlling Holder agrees that it shall exercise its rights in such a manner as will maximize returns to all Classes of Certificateholders taken as a whole.

(c)           Each of the Master Servicer, the Securities Administrator and the Trustee shall cooperate with the Controlling Holder as may be reasonably necessary for the Controlling Holder to exercise its rights hereunder and under the Servicing Agreements; provided, however, that, except as otherwise provided in Section 2.05, neither the Master Servicer nor the Trustee shall be required to take any  legal action or participate in or facilitate any arbitration proceeding or other litigation relating to the Mortgage Loans or the obligations of the Originators or Servicers with respect thereto unless and until it is directed in writing by the Controlling Holder and it is assured of the recovery of its expenses from the Controlling Holder.

(d)           The Controlling Holder shall indemnify each of the Master Servicer, the Securities Administrator and the Trustee and hold it harmless from and against any claim, loss, liability, damage, cost or expense (including, without limitation, reasonable legal fees and expenses) incurred or expended by the Master Servicer, the Securities Administrator or the Trustee (without negligence or willful misconduct on the part of the Master Servicer, the Securities Administrator or the Trustee) with respect to claims of a third party arising from any act or omission of the Controlling Holder in the exercise of its rights as Controlling Holder hereunder and under the Servicing Agreements.

(e)           If  the Controlling Holder transfers its ownership interest in any Class of Certificates in a manner resulting in there being no Controlling Holder under this Agreement or a change in the Controlling Holder, it shall so notify the Master Servicer, the Securities Administrator and the Trustee.   If the Depositor has actual knowledge of a change in Controlling Holder or that there is no Controlling Holder under this Agreement, it shall so notify the Master Servicer, the Securities Administrator and the Trustee.

ARTICLE III

THE CERTIFICATES

Section 3.01                             The Certificates.

(a)           The Certificates shall be issuable in registered form only and shall be securities governed by Article 8 of the New York UCC.  The Certificates will be evidenced by one or more certificates, ownership of which will be held in the minimum denominations in Certificate Principal Amount or Notional Amount specified in the Preliminary Statement to this Agreement and in integral multiples of $1 in excess thereof, or in the Percentage Interests specified in the Preliminary Statement to this Agreement, as applicable.

(b)           The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer of the Trustee.  Each Certificate shall, on original issue, be authenticated by the Authenticating Agent upon the order of the Depositor upon the sale of the Mortgage Loans to the Trustee  as described in Section 2.01.  No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein, executed by an authorized officer of the Authenticating Agent, by manual signature, and such certification upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder.  All Certificates shall be dated the date of their authentication.

(c)           The Class B-4, Class B-5, Class R and Class LT-R Certificates are offered and sold in reliance on the exemption from registration under Rule 144A under the Securities Act and shall be issued with the applicable legends set forth in Exhibit A.  The Class B-4 and Class B-5 Certificates shall be issued initially as Book-Entry Certificates and the Class R and Class LT-R Certificates shall be issued only as Definitive Certificates.

Section 3.02                             Registration.

The Securities Administrator is hereby appointed, and the Securities Administrator hereby accepts its appointment as, initial Certificate Registrar in respect of the Certificates and shall maintain books for the registration and for the transfer of Certificates (the “Certificate Register”).  A registration book shall be maintained for the Certificates collectively.  The Certificate Registrar may at any time resign by giving at least 30 days' advance written notice of resignation to the Trustee, the Depositor and the Master Servicer.  The Trustee may at any time remove the Certificate Registrar by giving written notice of such removal to such Certificate Registrar, the Depositor and the Master Servicer.  Upon receiving a notice of resignation or upon such a removal, the Trustee may appoint a bank or trust company to act as successor certificate registrar, shall give written notice of such appointment to the Depositor and the Master Servicer and shall mail notice of such appointment to all Holders of Certificates.  Any successor certificate registrar upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Certificate Registrar. The Certificate Registrar may appoint, by a written instrument delivered to the Holders and the Master Servicer, any bank or trust company to act as co-registrar under such conditions as the Certificate Registrar may prescribe; provided, however, that the Certificate Registrar shall not be relieved of any of its duties or responsibilities hereunder by reason of such appointment.

Section 3.03                             Transfer and Exchange of Certificates.

(a)           A Certificate (other than Book-Entry Certificates which shall be subject to Section 3.09 hereof) may be transferred by the Holder thereof only upon presentation and surrender of such Certificate at the office of the Certificate Registrar duly endorsed or accompanied by an assignment duly executed by such Holder or his duly authorized attorney in such form as shall be satisfactory to the Certificate Registrar.  Upon the transfer of any Certificate in accordance with the preceding sentence, the Trustee shall execute, and the Authenticating Agent shall authenticate and deliver to the transferee, one or more new Certificates of the same Class and evidencing, in the aggregate, the same aggregate Certificate Principal Amount (or Notional Amount) as the Certificate being transferred.  No service charge shall be made to a Certificateholder for any registration of transfer of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer of Certificates.

(b)           A Certificate may be exchanged by the Holder thereof for any number of new Certificates of the same Class, in authorized denominations, representing in the aggregate the same Certificate Principal Amount (or Notional Amount) as the Certificate surrendered, upon surrender of the Certificate to be exchanged at the office of the Certificate Registrar duly endorsed or accompanied by a written instrument of transfer duly executed by such Holder or his duly authorized attorney in such form as is satisfactory to the Certificate Registrar.  Certificates delivered upon any such exchange will evidence the same obligations, and will be entitled to the same rights and privileges, as the Certificates surrendered.  No service charge shall be made to a Certificateholder for any exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.  Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, and the Authenticating Agent shall authenticate, date and deliver the Certificates which the Certificateholder making the exchange is entitled to receive.

(c)           By acceptance of a Restricted Certificate, whether upon original issuance or subsequent transfer, each Holder of such a Certificate acknowledges the restrictions on the transfer of such Certificate set forth thereon and agrees that it will transfer such a Certificate only as provided herein.

The following restrictions shall apply with respect to the transfer and registration of transfer of a Restricted Certificate to a transferee that takes delivery in the form of a Definitive Certificate:

(i)           The Certificate Registrar shall register the transfer of a Restricted Certificate if the requested transfer is (x) to the Depositor or an affiliate (as defined in Rule 405 under the Securities Act) of the Depositor or (y) being made to a “qualified institutional buyer” (a “QIB”) as defined in Rule 144A under the Securities Act by a transferor that has provided the Certificate Registrar with a certificate in the form of Exhibit E-1 hereto and has furnished to the Certificate Registrar a certificate of the transferee in the form of Exhibit E-2 hereto; and

(ii)           The Certificate Registrar shall register the transfer of a Restricted Certificate if the requested transfer is being made to an “accredited investor” under Rule 501(a)(1), (2), (3) or (7) under the Securities Act, or to any Person all of the equity owners in which are such accredited investors, by a transferor who furnishes to the Certificate Registrar a letter of the transferee substantially in the form of Exhibit F hereto.

(d)    (i) No transfer of an ERISA-Restricted Certificate in the form of a Definitive Certificate shall be made to any Person or shall be effective unless the Certificate Registrar, on behalf of the Securities Administrator, has received (A) a certificate substantially in the form of Exhibit G hereto (or Exhibit B, in the case of a Residual Certificate) from such transferee or (B) an Opinion of Counsel satisfactory to the Certificate Registrar to the effect that the purchase and holding of such a Certificate will not constitute or result in prohibited transactions under Title I of ERISA or Section 4975 of the Code and will not subject the Certificate Registrar, the Trustee, the Master Servicer, the Depositor or the Securities Administrator to any obligation in addition to those undertaken in this Agreement; provided, however, that the Certificate Registrar will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Certificate Registrar has rendered an opinion to the effect that the purchase and holding of an ERISA-Restricted Certificate by a Plan or a Person that is purchasing or holding such a Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under Title I of ERISA or Section 4975 of the Code.  Each Transferee of an ERISA-Restricted Certificate or a Certificate that is not an ERISA-Restricted Certificate but is not subject to an ERISA-Qualifying Underwriting that is a Book-Entry Certificate shall be deemed to have made the representations set forth in Exhibit G.  The preparation and delivery of the certificate and opinions referred to above shall not be an expense of the Trust Fund, the Certificate Registrar, the Trustee, the Master Servicer, the Depositor or the Securities Administrator.

Notwithstanding the foregoing, no opinion or certificate shall be required for the initial issuance of the ERISA-Restricted Certificates.  The Certificate Registrar shall have no obligation to monitor transfers of Book-Entry Certificates that are ERISA-Restricted Certificates and shall have no liability for transfers of such Certificates in violation of the transfer restrictions.  The Certificate Registrar shall be under no liability to any Person for any registration of transfer of any ERISA-Restricted Certificate that is in fact not permitted by this Section 3.03(d) and none of the Securities Administrator, the Trustee or the Paying Agent shall have any liability for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Certificate Registrar in accordance with the foregoing requirements.  The Securities Administrator, on behalf of the Trustee, shall be entitled, but not obligated, to recover from any Holder of any ERISA-Restricted Certificate that was in fact a Plan or a Person acting on behalf of, or an entity holding “plan assets” of, a Plan any payments made on such ERISA-Restricted Certificate at and after either such time.  Any such payments so recovered by the Securities Administrator shall be paid and delivered by the Securities Administrator to the last preceding Holder of such Certificate that is not such a Plan or Person acting on behalf of, or an entity holding “plan assets” of, a Plan.

(ii) If any ERISA-Restricted Certificate, or any interest therein, is acquired or held in violation of the provisions of the preceding two paragraphs, then upon receipt by the Certificate Registrar of written notice that the registration of transfer of such ERISA-Restricted Certificate was not permitted by this Section 3.03(d), the next preceding permitted beneficial owner will be treated as the beneficial owner of that ERISA-Restricted Certificate, retroactive to the date of transfer to the purported beneficial owner.  Any purported beneficial owner whose acquisition or holding of an ERISA-Restricted Certificate, or interest therein, was effected in violation of the provisions of the preceding paragraph shall indemnify to the extent permitted by law and hold harmless the Depositor and the Certificate Registrar from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

(e)           As a condition of the registration of transfer or exchange of any Certificate, the Certificate Registrar may require the certified taxpayer identification number of the owner of the Certificate and the payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith; provided, however, that the Certificate Registrar shall have no obligation to require such payment or to determine whether or not any such tax or charge may be applicable.  No service charge shall be made to the Certificateholder for any registration, transfer or exchange of a Certificate.

(f)           Notwithstanding anything to the contrary contained herein, no Residual Certificate may be owned, pledged or transferred, directly or indirectly, by or to (i) a Disqualified Organization or (ii) an individual, corporation or partnership or other person unless such person is (A) not a Non-U.S. Person or (B) is a Non-U.S. Person that holds a Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Certificate Registrar with an effective Internal Revenue Service Form W-8ECI or successor form at the time and in the manner required by the Code (any such person who is not covered by clause (A) or (B) above is referred to herein as a “Non-permitted Foreign Holder”).

Prior to and as a condition of the registration of any transfer, sale or other disposition of a Residual Certificate, the proposed transferee shall deliver to the Certificate Registrar, on behalf of the Trustee, an affidavit in substantially the form attached hereto as Exhibit B representing and warranting, among other things, that such transferee is neither a Disqualified Organization, an agent or nominee acting on behalf of a Disqualified Organization, nor a Non-permitted Foreign Holder (any such transferee, a “Permitted Transferee”), and the proposed transferor shall deliver to the Certificate Registrar an affidavit in substantially the form attached hereto as Exhibit C.  In addition, the Certificate Registrar may (but shall have no obligation to) require, prior to and as a condition of any such transfer, the delivery by the proposed transferee of an Opinion of Counsel, addressed to the Certificate Registrar and the Depositor, that such proposed transferee or, if the proposed transferee is an agent or nominee, the proposed beneficial owner, is not a Disqualified Organization, agent or nominee thereof, or a Non-permitted Foreign Holder.  Notwithstanding the registration in the Certificate Register of any transfer, sale, or other disposition of a Residual Certificate to a Disqualified Organization, an agent or nominee thereof, or Non-permitted Foreign Holder, such registration shall be deemed to be of no legal force or effect whatsoever and such Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder shall not be deemed to be a Certificateholder for any purpose hereunder, including, but not limited to, the receipt of distributions on such Residual Certificate.  The Depositor, the Certificate Registrar, the Trustee, the Securities Administrator and the Paying Agent shall be under no liability to any Person for any registration or transfer of a Residual Certificate to a Disqualified Organization, agent or nominee thereof or Non-permitted Foreign Holder or for the Paying Agent making any payments due on such Residual Certificate to the Holder thereof or for taking any other action with respect to such Holder under the provisions of this Agreement, so long as the transfer was effected in accordance with this Section 3.03(f), unless a Responsible Officer of the Certificate Registrar shall have actual knowledge at the time of such transfer or the time of such payment or other action that the transferee is a Disqualified Organization, or an agent or nominee thereof, or Non-permitted Foreign Holder.  The Certificate Registrar shall be entitled, but not obligated, to recover from any Holder of a Residual Certificate that was a Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder at the time it became a Holder or any subsequent time it became a Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder, all payments made on such Residual Certificate at and after either such times (and all costs and expenses, including but not limited to attorneys’ fees, incurred in connection therewith).  Any payment (not including any such costs and expenses) so recovered by the Certificate Registrar shall be paid and delivered to the last preceding Holder of such Residual Certificate.

If any purported transferee shall become a registered Holder of a Residual Certificate in violation of the provisions of this Section 3.03(f), then upon receipt by the Certificate Registrar of written notice that the registration of transfer of such Residual Certificate was not in fact permitted by this Section 3.03(f), the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of such registration of transfer of such Residual Certificate.  The Depositor, the Certificate Registrar, the Securities Administrator, the Trustee and the Paying Agent shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this Section 3.03(f), or for the Paying Agent making any payment due on such Certificate to the registered Holder thereof or for taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered upon receipt of the affidavit described in the preceding paragraph of this Section 3.03(f).

The following legend shall appear on all Residual Certificates:

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE DEPOSITOR AND THE CERTIFICATE REGISTRAR, ON BEHALF OF THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT EITHER (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (D) AN ELECTING LARGE-PARTNERSHIP WITHIN THE MEANING OF SECTION 775 OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), (C) OR (D) BEING HEREINAFTER REFERRED TO AS A “DISQUALIFIED ORGANIZATION”), OR (E) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFEROR TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX.  SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE AND ITS STATUS AS A NON-US PERSON (IF APPLICABLE). NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS [R] [LT-R] CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THE CLASS [R] [LT-R] CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

(g)           Each Holder or Certificate Owner of a Restricted Certificate, ERISA-Restricted Certificate or Residual Certificate, or an interest therein, by such Holder’s or Owner’s acceptance thereof, shall be deemed for all purposes to have consented to the provisions of this section.

(h)  Neither the Seller nor the Depositor shall be the Holder of any Subordinate Certificates.

Section 3.04                             Cancellation of Certificates.

Any Certificate surrendered for registration of transfer or exchange shall be cancelled and retained in accordance with normal retention policies with respect to cancelled certificates maintained by the Trustee or the Certificate Registrar.

Section 3.05                             Replacement of Certificates.

If (i) any Certificate is mutilated and is surrendered to the Certificate Registrar or (ii) the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and there is delivered to the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of written notice to the Certificate Registrar that such destroyed, lost or stolen Certificate has been acquired by a protected purchaser, the Trustee shall execute and the Authenticating Agent shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Certificate Principal Amount.  Upon the issuance of any new Certificate under this Section 3.05, the Depositor or the Certificate

Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee, the Depositor, the Certificate Registrar or the Securities Administrator) connected therewith.  Any replacement Certificate issued pursuant to this Section 3.05 shall constitute complete and indefeasible evidence of ownership in the applicable Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

If after the delivery of such new Certificate, a protected purchaser of the original Certificate in lieu of which such new Certificate was issued presents for payment such original Certificate, the Depositor, the Securities Administrator, the Certificate Registrar, the Paying Agent and the Trustee or any agent shall be entitled to recover such new Certificate from the Person to whom it was delivered or any Person taking therefrom, except a protected purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expenses incurred by the Depositor, the Securities Administrator, the Certificate Registrar, the Paying Agent, the Trustee or any agent in connection therewith.

Section 3.06                             Persons Deemed Owners.

Subject to the provisions of Section 3.09 with respect to Book-Entry Certificates, the Depositor, the Securities Administrator, the Master Servicer, the Trustee, the Certificate Registrar, the Paying Agent and any agent of any of them shall treat the Person in whose name any Certificate is registered upon the books of the Certificate Registrar as the owner of such Certificate for the purpose of receiving distributions pursuant to Sections 5.01 and 5.02 and for all other purposes whatsoever, and none of the Depositor, the Securities Administrator, the Master Servicer, the Trustee, the Certificate Registrar, the Paying Agent or any agent of any of them shall be affected by notice to the contrary.

Section 3.07                             Temporary Certificates.

(a)           Pending the preparation of definitive Certificates, upon the order of the Depositor, the Trustee shall execute and the Authenticating Agent shall authenticate and deliver temporary Certificates that are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Certificates in lieu of which they are issued and with such variations as the authorized officers executing such Certificates may determine, as evidenced by their execution of such Certificates.

(b)           If temporary Certificates are issued, the Depositor will cause definitive Certificates to be prepared without unreasonable delay.  After the preparation of definitive Certificates, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of the temporary Certificates at the office or agency of the Certificate Registrar without charge to the Holder.  Upon surrender for cancellation of any one or more temporary Certificates, the Trustee shall execute and the Authenticating Agent shall authenticate and deliver in exchange therefor a like aggregate Certificate Principal Amount of definitive Certificates of the same Class in the authorized denominations.  Until so exchanged, the temporary Certificates shall in all respects be entitled to the same benefits under this Agreement as definitive Certificates of the same Class.

Section 3.08                             Appointment of Paying Agent.

The Trustee may appoint a Paying Agent (which may be the Trustee) for the purpose of making distributions to the Certificateholders hereunder.  The Trustee hereby appoints the Securities Administrator as the initial Paying Agent.  The Trustee shall cause any Paying Agent, other than the Securities Administrator or itself, to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee and the Securities Administrator, and the Securities Administrator as initial Paying Agent hereby agrees with the Trustee, that such Paying Agent will hold all sums held by it for the payment to the Certificateholders in an Eligible Account (which shall be the Distribution Account) in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to the Certificateholders.  All funds remitted by the Securities Administrator to any such Paying Agent for the purpose of making distributions shall be paid to the Certificateholders on each Distribution Date and any amounts not so paid shall be returned on such Distribution Date to the Securities Administrator.  If the Paying Agent is not the Securities Administrator, the Securities Administrator shall cause to be remitted to the Paying Agent on or before the Business Day prior to each Distribution Date, by wire transfer in immediately available funds, the funds to be distributed on such Distribution Date.  Any Paying Agent shall be either a bank or trust company or otherwise authorized under law to exercise corporate trust powers.

Section 3.09                             Book-Entry Certificates.

(a)           Each Class of Book-Entry Certificates, upon original issuance, shall be issued in the form of one or more typewritten Certificates representing the Book-Entry Certificates.  The Book-Entry Certificates shall initially be registered on the Certificate Register in the name of the nominee of the Clearing Agency, and no Certificate Owner will receive a definitive certificate representing such Certificate Owner’s interest in the Book-Entry Certificates, except as provided in Section 3.09(c).  Unless Definitive Certificates have been issued to Certificate Owners of Book-Entry Certificates pursuant to Section 3.09(c):

(i)           the provisions of this Section 3.09 shall be in full force and effect;

(ii)           the Certificate Registrar, the Securities Administrator, the Paying Agent and the Trustee shall deal with the Clearing Agency for all purposes (including the making of distributions on the Book-Entry Certificates) as the authorized representatives of the Certificate Owners and the Clearing Agency and shall be responsible for crediting the amount of such distributions to the accounts of such Persons entitled thereto, in accordance with the Clearing Agency’s normal procedures;

(iii)           to the extent that the provisions of this Section 3.09 conflict with any other provisions of this Agreement, the provisions of this Section 3.09 shall control; and

(iv)           the rights of Certificate Owners shall be exercised only through the Clearing Agency and the Clearing Agency Participants and shall be limited to those established by law and agreements between such Certificate Owners and the Clearing Agency and/or the Clearing Agency Participants.  Unless and until Definitive Certificates are issued pursuant to Section 3.09(c), the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal of and interest on the Book-Entry Certificates to such Clearing Agency Participants.

(b)           Whenever notice or other communication to the Certificateholders is required under this Agreement, unless and until Definitive Certificates shall have been issued to Certificate Owners pursuant to Section 3.09(c), the Securities Administrator or the Trustee, as the case may be, shall give all such notices and communications specified herein to be given to Holders of the Book-Entry Certificates to the Clearing Agency.

(c)           If (i) (A) the Clearing Agency or the Depositor advises the Paying Agent in writing that the Clearing Agency is no longer willing or able to discharge properly its responsibilities with respect to the Book-Entry Certificates, and (B) the Depositor is unable to locate a qualified successor satisfactory to the Depositor and the Paying Agent or (ii) after the occurrence of an Event of Default, Certificate Owners representing beneficial interests aggregating not less than 50% of the Class Principal Amount of a Class of Book-Entry Certificates advise the Paying Agent and the Clearing Agency through the Clearing Agency Participants in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Certificate Owners of a Class of Book-Entry Certificates (each such event, a “Book-Entry Termination”), the Certificate Registrar shall notify the Clearing Agency to effect notification to all Certificate Owners, through the Clearing Agency, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners.  Upon surrender to the Certificate

Registrar of the Book-Entry Certificates by the Clearing Agency, accompanied by registration instructions from the Clearing Agency for registration, the Certificate Registrar shall issue the Definitive Certificates.  None of the Depositor, the Certificate Registrar, the Securities Administrator, the Paying Agent or the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions.  Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Clearing Agency shall be deemed to be imposed upon and performed by the Certificate Registrar, to the extent applicable, with respect to such Definitive Certificates and the Certificate Registrar shall recognize the holders of the Definitive Certificates as Certificateholders hereunder.

ARTICLE IV

ADMINISTRATION OF THE TRUST FUND

Section 4.01                             Custodial Accounts; Distribution Account.

(a)           On or prior to the Closing Date, each Servicer will be required to establish and maintain one or more Custodial Accounts, as provided in the related Servicing Agreements, into which all Scheduled Payments and unscheduled payments with respect to the Mortgage Loans, net of any deductions or reimbursements permitted under the related Servicing Agreement, shall be deposited.  On each Servicer Remittance Date, the Servicers will remit to the Securities Administrator, for deposit into the Distribution Account, all amounts so required to be deposited into such account in accordance with the terms of the related Servicing Agreement.

(b)           The Securities Administrator, as Paying Agent for the Trustee, shall establish and maintain an Eligible Account entitled “Distribution Account of Citibank, N.A., as Trustee for the benefit of Sequoia Mortgage Trust 2011-1 Holders of Mortgage Pass-Through Certificates.”  The Securities Administrator shall hold the Distribution Account and all money and other property therein in trust for the benefit of the Certificateholders.  The Securities Administrator shall, promptly upon receipt from the Servicers on each Servicer Remittance Date, deposit into the Distribution Account and retain on deposit until the related Distribution Date the following amounts:

(i)           the aggregate of collections with respect to the Mortgage Loans remitted by the Servicers from the related Custodial Accounts in accordance with the Servicing Agreements;

(ii)           any amounts required to be deposited by the Master Servicer with respect to the Mortgage Loans for the related Due Period pursuant to this Agreement, including the amount of any Advances or Master Servicer Compensating Interest Payments with respect to the Mortgage Loans not paid by the Servicers; and

(iii)          any other amounts so required to be deposited in the Distribution Account in the related Due Period pursuant to this Agreement.

(c)           In the event the Master Servicer or a Servicer has remitted in error to the Distribution Account any amount not required to be remitted in accordance with the definition of Available Distribution Amount, it may at any time direct the Securities Administrator to withdraw such amount from the Distribution Account for repayment to the Master Servicer or Servicer, as applicable, by delivery of an Officer’s Certificate to the Securities Administrator and the Trustee which describes the amount deposited in error.

(d)           On each Distribution Date and the final Distribution Date of the Certificates in accordance with Section 7.01, the Securities Administrator, as Paying Agent, shall distribute the Available Distribution Amount to the Certificateholders and any other parties entitled thereto in the amounts and priorities set forth in Section 5.02.  The Securities Administrator may, with the consent of the Depositor,  from time to time withdraw from the Distribution Account and pay to itself, the Master Servicer, the Trustee, the Custodian or the Servicers any amounts permitted to be paid or reimbursed to such Person from funds in the Distribution Account pursuant to clauses (A) and (B) of the definition of Available Distribution Amount.

(e)          Funds in the Distribution Account for the period from each Servicer Remittance Date to the related Distribution Date shall, if invested, be invested in Eligible Investments selected by the Securities Administrator, which shall mature not later than the Distribution Date and any such Eligible Investment shall not be sold or disposed of prior to its maturity.  All such Eligible Investments shall be made in the name of the Trustee in trust for the benefit of the Trustee and Holders of the Sequoia Mortgage Trust 2011-1 Certificates.  All income and gain realized from any Eligible Investment in the Distribution Account shall be compensation to the Securities Administrator.  The Securities Administrator shall deposit the amount of any losses incurred in respect of any such investments out of its own funds, without any right of reimbursement therefor, immediately as realized.

Section 4.02                             Reports to Trustee and Certificateholders.

On each Distribution Date, the Securities Administrator shall have prepared and shall make available to the Trustee and each Certificateholder a written report setting forth the following information (on the basis of Mortgage Loan level information obtained from the Master Servicer and the Servicers) (the “Distribution Date Statement”):

(a)           the amount of the distributions, separately identified, with respect to each Class of Certificates;

(b)           the amount of the distributions set forth in clause (a) allocable to principal, separately identifying the aggregate amount of any Principal Prepayments or other unscheduled recoveries of principal included in that amount;

(c)           the amount of the distributions set forth in clause (a) allocable to interest;

(d)           the amount of any unpaid Interest Shortfall, Net Prepayment Interest Shortfalls and Relief Act Shortfalls with respect to each Class of Certificates;

(e)           the Class Principal Amount of each Class of Certificates (other than the Interest-Only Certificates) and the Class Notional Amount of the Interest-Only Certificates, in each case after giving effect to the distribution of principal on that Distribution Date;

(f)           the Aggregate Stated Principal Balance of the Mortgage Loans, the Mortgage Rates (in incremental ranges) and the weighted average remaining term of the Mortgage Loans, at the beginning and at the end of the related Prepayment Period;

(g)           the aggregate Substitution Amount and the aggregate Purchase Price deposited into the Distribution Account with respect to the Mortgage Loans and, to the extent set forth in a written notice from the Depositor, the purchase price deposited into the Distribution Account with respect to each Mortgage Loan purchased by the Controlling Holder pursuant to Section 2.07, which information may be presented in a footnote;

(h)           the Senior Percentage and the Subordinate Percentage for the following Distribution Date;

(i)           the Senior Prepayment Percentage and the Subordinate Prepayment Percentage for the following Distribution Date;

(j)           the amount of the Master Servicing Fee and the Servicing Fee paid to or retained by the Master Servicer and by each Servicer, respectively, and the amount of any fees paid to the Securities Administrator, the Custodian and the Trustee;

(k)           the aggregate amount of Advances for the related Due Period;

(l)           the number and Stated Principal Balance of the Mortgage Loans that were (A) Delinquent (exclusive of Mortgage Loans in foreclosure) (1) 30 to 59 days, (2) 60 to 89 days and (3) 90 or more days, (B) in foreclosure and Delinquent (1) 30 to 59 days, (2) 60 to 89 days and (3) 90 or more days and (C) in bankruptcy as of the close of business on the last day of the calendar month preceding that Distribution Date;

(m)         the amount of cash flow received for such Distribution Date, and the sources thereof;

(n)           for any Mortgage Loan as to which the related Mortgaged Property was an REO Property during the preceding calendar month, the principal balance of such Mortgage Loan as of the close of business on the last day of the related Due Period;

(o)            the aggregate number and principal balance of any REO Properties as of the close of business on the last day of the preceding Due Period;

(p)           the amount of Realized Losses incurred during the preceding calendar month;

(q)          the cumulative amount of Realized Losses incurred since the Closing Date;

(r)          the Realized Losses, if any, allocated to each Class of Certificates on that Distribution Date;

(s)          the Certificate Interest Rate for each Class of Certificates for that Distribution Date;

(t)           any Servicing Modifications with respect to any Mortgage Loan during the related Due Period;

(u)          the applicable Record Date, Accrual Period and calculation date for each Class of Certificates and such Distribution Date;

(v)          the amount on deposit in the Distribution Account as of such Distribution Date (after giving effect to distributions on such date) and as of the prior Distribution Date;

(w)           the nature of any material breach of a representation and warranty relating to the characteristics of the Mortgage Loans or any transaction covenants;

(x)            the amount of Advances and Servicing Advances reimbursed during the related Due Period;

(y)           the amount of any Subsequent Recoveries;

(z)           the amount of any fees, charges and costs paid or reimbursed to the Master Servicer and the Custodian from the Distribution Account pursuant to this Agreement or the Custodial Agreement;

(aa)           the amounts of any Master Servicer Compensating Interest Payments and Servicer Compensating Interest Payments for such Distribution Date; and

(bb)           whether the Step-Down Test has been satisfied for such Distribution Date.

On each Distribution Date, the Securities Administrator shall provide Bloomberg Financial Markets, L.P. (“Bloomberg”) CUSIP level factors for each Class of Offered Certificates as of such Distribution Date, using a format and media mutually acceptable to the Securities Administrator and Bloomberg.

In addition to the information listed above, such Distribution Date Statement shall also include such other information as is required by Form 10-D, including, but not limited to, the information required by Item 1121 (§229.1121) of Regulation AB.

The Securities Administrator shall make such reports, any Form 10-K's and Form 10-D's relating to the Certificates filed under the Exchange Act and such other loan level information as the Depositor and the Securities Administrator shall agree available each month via the Securities Administrator’s website at http://www.ctslink.com.  Assistance in using the website may be obtained by calling the Securities Administrator’s customer service desk at 1-866-846-4526.  Certificateholders and other parties that are unable to use the website are entitled to have a paper copy mailed to them via first class mail by contacting the Securities Administrator and indicating such.  In preparing or furnishing the foregoing information to the Certificateholders, the Securities Administrator shall be entitled to rely conclusively on the accuracy of the information or data regarding the Mortgage Loans and the related REO Properties that has been provided to the Securities Administrator by the Master Servicer and the Servicers, and the Securities Administrator shall not be obligated to verify, recompute, reconcile or recalculate any such information or data.

Upon request, within a reasonable period of time after the end of each calendar year, the Securities Administrator shall cause to be furnished to each Person who at any time during the calendar year was a Certificateholder, a statement containing the information listed above aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder.  Such obligation of the Securities Administrator shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Securities Administrator pursuant to any requirements of the Code as from time to time in effect.

Upon the reasonable advance written request of any Certificateholder that is a savings and loan, bank or insurance company (which request, if received by the Trustee or the Certificate Registrar, shall be promptly forwarded to the Securities Administrator), the Securities Administrator shall provide, or cause to be provided (or, to the extent that such information or documentation is not required to be provided by a Servicer under the applicable Servicing Agreement, shall use reasonable efforts to obtain such information and documentation from such Servicer, and provide) to such Certificateholders such reports and access to information and documentation regarding the Mortgage Loans as such Certificateholders may reasonably deem necessary to comply with applicable regulations of the Office of Thrift Supervision or its successor or other regulatory authorities with respect to an investment in the Certificates; provided, however, that (i) such Certificateholders shall pay in advance for the Securities Administrator’s actual expenses incurred in providing such reports and access and such expenses shall not be paid by the Trust Fund and (ii) the Securities Administrator shall provide such information and documentation only to the extent that the Securities Administrator would not be in violation of any applicable privacy laws.

ARTICLE V

DISTRIBUTIONS TO HOLDERS OF CERTIFICATES

Section 5.01                             Distributions Generally.

(a)           Subject to Section 7.01 respecting the final distribution on the Certificates, on each Distribution Date the Paying Agent on behalf of the Trustee shall make distributions to holders of Certificates as of the related Record Date in accordance with this Article V.  Such distributions shall be made by check mailed to each Certificateholder’s address as it appears on the Certificate Register of the Certificate Registrar or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date by any Certificateholder owning an aggregate initial Certificate Principal Amount of at least $1,000,000, or in the case of the Class A-IO Certificates or any Residual Certificate, a Percentage Interest of not less than 100%, by wire transfer in immediately available funds to an account specified in the request and at the expense of such Certificateholder; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Certificate Registrar’s Corporate Trust Office; provided, further, that the foregoing provisions shall not apply to any Class of Certificates as long as such Certificate remains a Book-Entry Certificate in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants.  Wire transfers will be made at the expense of the Holder requesting such wire transfer by deducting a wire transfer fee from the related distribution.  Notwithstanding such final payment of principal of any of the Certificates, each Certificate will remain outstanding until the termination of each REMIC and the payment in full of all other amounts due with respect to the Certificates and at such time such final payment in retirement of any Certificate will be made only upon presentation and surrender of such Certificate at the Certificate Registrar’s Corporate Trust Office.  If any payment required to be made on the Certificates is to be made on a day that is not a Business Day, then such payment will be made on the next succeeding Business Day.

(b)           All distributions or allocations made with respect to the Certificateholders within each Class on each Distribution Date shall be allocated among the outstanding Certificates in such Class equally in proportion to their respective initial Class Principal Amounts or initial Class Notional Amounts (or Percentage Interests).

Section 5.02                             Distributions From the Distribution Account.

(a)           Subject to Sections 5.02(b) and (c), on each Distribution Date, the Available Distribution Amount, to the extent received by the Securities Administrator, shall be withdrawn by the Paying Agent from funds in the Distribution Account and allocated among the Classes of Senior Certificates and Subordinate Certificates in the following order of priority:

(i)           to the payment of the Interest Distribution Amount and any accrued but unpaid Interest Shortfalls on the Class A-1 Certificates, and then to the Class A-IO Certificates, the Interest Distribution Amount for such Class on such date and any accrued but unpaid Interest Shortfalls for such date and Class;

(ii)           to the Class A-1 Certificates, the Senior Principal Distribution Amount, until its Class Principal Amount has been reduced to zero;

(iii)          to the Class B-1 Certificates, the Interest Distribution Amount and any accrued but unpaid Interest Shortfalls, in each case, for such Class on such date;

(iv)           to the Class B-1 Certificates, such Class’ Subordinate Class Percentage of the aggregate Subordinate Principal Distribution Amount, until its Class Principal Amount has been reduced to zero;

(v)           to the Class B-2 Certificates, the Interest Distribution Amount and any accrued but unpaid Interest Shortfalls, in each case, for such Class on such date;

(vi)           to the Class B-2 Certificates, such Class’ Subordinate Class Percentage of the aggregate Subordinate Principal Distribution Amount, until its Class Principal Amount has been reduced to zero;

(vii)           to the Class B-3 Certificates, the Interest Distribution Amount and any accrued but unpaid Interest Shortfalls, in each case, for such Class on such date;

(viii)           to the Class B-3 Certificates, such Class’ Subordinate Class Percentage of the aggregate Subordinate Principal Distribution Amount, until its Class Principal Amount has been reduced to zero;

(ix)           to the Class B-4 Certificates, the Interest Distribution Amount and any accrued but unpaid Interest Shortfalls, in each case, for such Class on such date;

(x)           to the Class B-4 Certificates, such Class’ Subordinate Class Percentage of the aggregate Subordinate Principal Distribution Amount, until its Class Principal Amount has been reduced to zero;

(xi)           to the Class B-5 Certificates, the Interest Distribution Amount and any accrued but unpaid Interest Shortfalls, in each case, for such Class on such date;

(xii)           to the Class B-5 Certificates, such Class’ Subordinate Class Percentage of the aggregate Subordinate Principal Distribution Amount, until its Class Principal Amount has been reduced to zero; and

(xiii)          To the Class LT-R Certificates and the Class R Certificates, any remaining amount of the Available Distribution Amount allocated as provided in Section 5.02(d).

(b)           On each Distribution Date on and after the Credit Support Depletion Date, the Available Distribution Amount shall be distributed to the remaining Senior Certificates, first, to pay the Interest Distribution Amount and any accrued but unpaid Interest Shortfalls on a pro rata basis in accordance with any such amounts due, and second, to pay principal to the Class A-1 Certificates.

(c)           Notwithstanding the priority and allocation set forth in Section 5.02(a), if with respect to any Class of Subordinate Certificates other than the Class B-1 Certificates on any Distribution Date the sum of the Class Subordination Percentages of such Class and of all other Classes of Subordinate Certificates which have a higher numerical Class designation than such Class is less than the Original Applicable Credit Support Percentage for such Class, no distribution of principal shall be made to any such Classes.  The Subordinate Principal Distribution Amount shall be allocated among the Classes of Subordinate Certificates having lower numerical Class designations than such Class, pro rata, based on the Class Principal Amounts of the respective Classes immediately prior to such Distribution Date and shall be distributed in the sequential order provided in Section 5.02(a) above.

(d)           Amounts distributed to the Residual Certificates pursuant to Section 5.02(a)(xiii) on any Distribution Date shall be allocated among the REMIC residual interests represented thereby such that each such interest is allocated the excess of funds available to the related REMIC over required distributions to the regular interests in such REMIC on such Distribution Date; provided, however, that the Class LT-R Certificate shall be entitled to any amounts representing net gain resulting from the sale of any REO Properties or other Liquidation Proceeds due to the Residual Certificates with respect to the Mortgage Loans.

(e)           For purposes of distributions of interest in Section 5.02(a) such distributions to a Class of Certificates on any Distribution Date shall be made first, in respect of Current Interest; and second, in respect of Interest Shortfalls.

(f)           Amounts distributed to the Certificates (other than the Class LT-R Certificate) pursuant to this Section shall be deemed to have first been distributed from the Lower Tier REMIC to the Upper Tier REMIC in respect of the Lower Tier REMIC regular interests in accord with the distribution provisions for the Lower Tier REMIC set forth in the Preliminary Statement.

Section 5.03                             Allocation of Losses.

(a)           On or prior to each Distribution Date, the Master Servicer shall calculate the aggregate Realized Losses for such Distribution Date based on the information with respect to losses as reported to it by each Servicer.

(b)           On each Distribution Date, the Securities Administrator shall allocate the principal portion of Realized Losses as follows:

first, to the Classes of Subordinate Certificates in reverse order of their respective numerical Class designations (beginning with the Class B-5 Certificates and ending with the Class B-1 Certificates) until the Class Principal Amount of each such Class is reduced to zero; and

second, to the Class A-1 Certificates, until the Class Principal Amount of the Class A-1 Certificates is reduced to zero.

(c)           On each Distribution Date, the Class Principal Amount of the Class of Subordinate Certificates then outstanding with the highest numerical Class designation shall be reduced on each Distribution Date by the Certificate Writedown Amount and if no Subordinate Certificates are then outstanding the Class Principal Amount of the Class A-1 Certificates shall be reduced by the Certificate Writedown Amount.

(d)           Any allocation of a loss pursuant to this section to a Class of Certificates shall be achieved by reducing the Class Principal Amount thereof by the amount of such loss.

(e)           Subsequent Recoveries in respect of the Mortgage Loans shall be distributed to the Certificates still outstanding, in accordance with Section 5.02, and the Class Principal Amount of each Class of Certificates then outstanding that has been reduced due to application of a Realized Loss will be increased, in order of seniority, by the amount of such Subsequent Recovery.

(f)           Realized Losses and the amount of any Certificate Writedown Amount allocated by this Section to a Class of Certificates shall be allocated to the corresponding Lower Tier REMIC Interest and shall reduce the Class Principal Amount of such Lower Tier REMIC Interest to the same extent that the Class Principal Amount of such Class of Certificates is reduced pursuant to the provisions of this Section.  Subsequent Recoveries distributed to a Class of Certificates pursuant to the provisions of subsection 5.03(e) shall be deemed to have been distributed to the corresponding  Lower Tier REMIC Interest.  To the extent that the Class Principal Amount of any Class of Certificates has been increased on account of Subsequent Recoveries pursuant to the provisions of subsection 5.03(e), the principal balance of the corresponding Lower Tier REMIC Interest shall be increased by the same amount.

(g)           Any Class of Certificates whose Class Principal Amount has been reduced to zero due to the allocation of Realized Losses will nonetheless remain outstanding under this Agreement and will continue to be entitled to receive Subsequent Recoveries until the termination of the Trust Fund; provided, however, that any such Class of Certificates will not have any voting rights with respect to matters under this Agreement requiring or permitting actions to be taken by any Certificateholders.

Section 5.04                             Servicer Obligations.

In the event of any inconsistency between this Agreement and a Servicing Agreement with respect to obligations of a Servicer, the provisions of the applicable Servicing Agreement shall govern such obligations.

Section 5.05                             Advances by Master Servicer.

If any Servicer fails to remit any Advance required to be made under the applicable Servicing Agreement, the Master Servicer shall itself make, or shall cause the successor Servicer to make, such Advance. If the Master Servicer determines that an Advance is required, it shall on the Business Day preceding the related Distribution Date immediately following such Determination Date remit to the Securities Administrator from its own funds (or funds advanced by the applicable Servicer) for deposit in the Distribution Account immediately available funds in an amount equal to such Advance. The Master Servicer and each Servicer shall be entitled to be reimbursed for all Advances made by it. Notwithstanding anything to the contrary herein, in the event the Master Servicer determines in its reasonable judgment that an Advance is nonrecoverable, the Master Servicer shall be under no obligation to make such Advance. If the Master Servicer determines that an Advance is nonrecoverable, it shall, on or prior to the related Distribution Date, deliver an Officer’s Certificate to the Trustee to such effect.

Section 5.06                             Master Servicer Compensating Interest Payments.

The amount of the aggregate Master Servicing Fees payable to the Master Servicer in respect of any Distribution Date shall be reduced (but not below zero) by the amount of any Master Servicer Compensating Interest Payment for such Distribution Date. Such amount shall not be treated as an Advance and shall not be reimbursable to the Master Servicer.

ARTICLE VI

CONCERNING THE TRUSTEE AND THE SECURITIES ADMINISTRATOR; EVENTS OF DEFAULT

Section 6.01                             Duties of Trustee and the Securities Administrator.

(a)           The Trustee, except during the continuance of an Event of Default, and the Securities Administrator each undertake to perform their respective duties and only such duties as are specifically set forth in this Agreement.  Any permissive right of the Trustee and the Securities Administrator provided for in this Agreement shall not be construed as a duty of the Trustee or the Securities Administrator, as the case may be. If an Event of Default has occurred and has not otherwise been cured or waived, the Trustee shall exercise such of the rights and powers vested in it by this Agreement and use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of such Person’s own affairs.

(b)           Each of the Trustee and the Securities Administrator, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee or the Securities Administrator, as applicable, which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they are in the form required by this Agreement; provided, however, that neither the Trustee nor the Securities Administrator shall be responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, order or other instrument furnished to the Trustee or the Securities Administrator pursuant to this Agreement and shall not be required to recalculate or verify any numerical information furnished to the Trustee or the Securities Administrator pursuant this Agreement.  Subject to the immediately preceding sentence, if any such resolution, certificate, statement, opinion, report, document, order or other instrument is found not to conform to the form required by this Agreement in a material manner the Trustee or the Securities Administrator, as applicable, shall take such action as it deems appropriate to cause the instrument to be corrected, and if the instrument is not corrected to the Trustee’s or the Securities Administrator’s satisfaction, the Trustee or the Securities Administrator, as applicable, will provide notice thereof to the Certificateholders and take such further action as directed by the Certificateholders pursuant to Sections 6.02(d) and 6.02(f).

(c)           None of the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar shall have any liability arising out of or in connection with this Agreement, except for its negligence or willful misconduct.   No provision of this Agreement shall be construed to relieve the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

(i)          The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates as provided in Section 6.18 hereof;

(ii)          For all purposes under this Agreement, the Trustee shall not be deemed to have notice of any Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Holders of the Certificates and this Agreement;

(iii)           For all purposes under this Agreement, except when the Master Servicer is the Securities Administrator, the Securities Administrator shall not be deemed to have notice of any Event of Default (other than resulting from a failure by the Master Servicer to furnish information to the Securities Administrator or payment on a Distribution Date when required to do so) unless a Responsible Officer of the Securities Administrator has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Securities Administrator at the at the address provided in Section 11.07, and such notice references the Holders of the Certificates and this Agreement;

(iv)          No provision of this Agreement shall require the Trustee or the Securities Administrator (regardless of the capacity in which it is acting) to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; and none of the provisions contained in this Agreement shall in any event require the Trustee or the Securities Administrator to perform, or be responsible for the manner of performance of, any of the obligations of the Depositor, the Master Servicer or any other Person under this Agreement, the Servicing Agreements or the Custodial Agreement; and

(v)           None of the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar shall be responsible for any act or omission of the Master Servicer (other than, in the case of the Securities Administrator, as provided in the next sentence), the Depositor, the Seller, the Servicers, the Custodian or the Controlling Holder.  If the Master Servicer is the Securities Administrator, the Securities Administrator shall be responsible for any act or omission of the Master Servicer.

(d)           The Trustee shall have no duty hereunder with respect to any complaint, claim, demand, notice or other document it may receive or which may be alleged to have been delivered to or served upon it by the parties as a consequence of the assignment of any Mortgage Loan hereunder; provided, however, that the Trustee shall promptly remit to the applicable Servicer (with a copy to the Master Servicer) upon receipt any such complaint, claim, demand, notice or other document (i) which is delivered to the Corporate Trust Office of the Trustee, (ii) of which a Responsible Officer has actual knowledge, and (iii) which contains information sufficient to permit the Trustee to make a determination that the real property to which such document relates is a Mortgaged Property.

(e)           None of the Trustee, the Securities Administrator or the Master Servicer shall be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Certificateholders of any Class holding Certificates which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, the Securities Administrator or the Master Servicer or exercising any trust or power conferred upon the Trustee, the Securities Administrator or the Master Servicer under this Agreement.

(f)           Neither the Trustee nor the Securities Administrator shall be required to perform services under this Agreement, or to expend or risk its own funds or otherwise incur financial liability for the performance of any of its duties hereunder or the exercise of any of its rights or powers if there is reasonable ground for believing that the timely payment of its fees and expenses or the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee or the Securities Administrator to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer or any Servicer under this Agreement or any Servicing Agreement except, with respect to the Master Servicer, during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Master Servicer in accordance with the terms of this Agreement.

(g)           Except as otherwise provided herein, neither the Trustee nor the Securities Administrator shall have any duty (A) to see to any recording, filing, or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing of any thereof, (B) to see to any insurance, (C) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Fund other than from funds available in the Distribution Account, or (D) to confirm or verify the contents of any reports or certificates of the Master Servicer or any Servicer delivered to the Trustee or the Securities Administrator pursuant to this Agreement or any Servicing Agreement believed by the Trustee or the Securities Administrator, as applicable, to be genuine and to have been signed or presented by the proper party or parties.

(h)          None of the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar shall be liable in its individual capacity for an error of judgment made in good faith by a Responsible Officer or other officers of the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar, as applicable, unless it shall be proved that the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar, as applicable, was negligent in ascertaining the pertinent facts.

(i)           Notwithstanding anything in this Agreement to the contrary, none of the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar shall be liable for special, indirect or consequential losses or damages of any kind whatsoever (including, but not limited to, lost profits), even if the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar, as applicable, has been advised of the likelihood of such loss or damage and regardless of the form of action.

(j)           Neither the Trustee nor the Securities Administrator (regardless of the capacity in which it is acting) shall be responsible for the acts or omissions of the other, it being understood that this Agreement shall not be construed to render them agents of one another.

(k)           The duties and obligations of the Trustee, the Securities Administrator, the Paying Agent and the Certificate Registrar shall be determined solely by the express provisions of this Agreement, none of the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar shall be liable except for the performance of its duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar and, in the absence of bad faith on the part of the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar, the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar, as applicable, may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to such party that conform to the requirements of this Agreement.

Section 6.02                             Certain Matters Affecting the Trustee and the Securities Administrator.

Except as otherwise provided in Section 6.01:

(a)           Before taking or refraining from taking any actions hereunder, each of the Trustee and the Securities Administrator may request, and may rely and shall be protected in acting or refraining from acting upon, any resolution, Officer’s Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(b)           Each of the Trustee and the Securities Administrator may consult with counsel and any advice of its counsel or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

(c)           Neither the Trustee nor the Securities Administrator shall be personally liable for any action taken, suffered or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(d)           Unless an Event of Default shall have occurred and be continuing, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document (provided the same appears regular on its face), unless requested in writing to do so by the Holders of at least a majority in Class Principal Amount (or Percentage Interest) of each Class of Certificates or such other percentage specified in Section 2.05 with respect to actions described in Section 2.05; provided, however, that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability or payment of such estimated expenses from the Certificateholders as a condition to proceeding.  Except as otherwise provided in Section 2.05, the reasonable expense thereof shall be paid by the party requesting such investigation and shall not be paid by the Trust Fund; and, provided further, that in the case of an alleged breach of an Originator's representations and warranties, the provisions of Section 2.05 must be satisfied.

(e)           Each of the Trustee and the Securities Administrator may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians or attorneys, which agents, custodians or attorneys shall have any and all of the rights, powers, duties and obligations of the Trustee and the Securities Administrator conferred on them by such appointment; provided that each of the Trustee and the Securities Administrator shall continue to be responsible for its duties and obligations hereunder to the extent provided herein; provided further that the Trustee shall not be responsible for the duties and obligations of Wells Fargo Bank, N.A. in its capacity as any of the Custodian, the Paying Agent, the Authenticating Agent, the Securities Administrator or the Certificate Registrar under this Agreement or the Custodial Agreement, as applicable;

(f)           Neither the Trustee nor the Securities Administrator shall be under any obligation to exercise any of the trusts or powers vested in it by this Agreement, and the Trustee shall not be under any obligation to institute, conduct or defend any litigation hereunder or in relation hereto, in each case at the request, order or direction of any of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee or the Securities Administrator, as applicable, security or indemnity reasonably satisfactory to the Trustee or the Securities Administrator against the costs, expenses and liabilities which may be incurred therein or thereby;

(g)          The right of the Trustee and the Securities Administrator to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and neither the Trustee nor the Securities Administrator shall be answerable for other than its negligence or willful misconduct in the performance of such act;

(h)  Neither the Trustee nor the Securities Administrator shall be required to give any bond or surety in respect of the execution of the Trust Fund created hereby or the powers granted hereunder; and

(i)           Neither the Trustee nor the Securities Administrator shall have any duty to conduct any affirmative investigation (including, but not limited to, reviewing any reports delivered to the Trustee in connection with the review of the Trustee Mortgage Files) as to the occurrence of any condition requiring the repurchase of any Mortgage Loan pursuant to this Agreement, the Mortgage Loan Purchase and Sale Agreement or the Servicing Agreements, as applicable, or the eligibility of any Mortgage Loan for purposes of this Agreement including, without limitation, whether any mortgage loan is a Qualified Substitute Mortgage Loan, except as set forth in Section 2.05 with respect to the Trustee.  In the event that the Trustee receives written direction from the requisite percentage of Certificateholders in accordance with Section 2.05 to make such investigation, then the Trustee shall direct the Master Servicer to engage a third party or Wells Fargo Bank, N.A. to perform such investigation and report its findings, the expense of which shall be included in the costs and expenses for which the Master Servicer is entitled to be reimbursed in accordance with Section 2.05.

In the event either the Trustee or the Securities Administrator deems the nature of any action required on its part to be unclear, the Trustee or the Securities Administrator, as applicable, may require prior to such action that it be provided by the Depositor with reasonable further written instructions.

Section 6.03                             Trustee and Securities Administrator Not Liable for Certificates.

The Trustee and the Securities Administrator make no representations as to the validity or sufficiency of this Agreement, the Custodial Agreement, the Servicing Agreements, the Mortgage Loan Purchase and Sale Agreement or the Certificates (other than the certificate of authentication on the Certificates) or of any Mortgage Loan or related document, save that the Trustee and the Securities Administrator represent that, assuming due execution and delivery by the other parties hereto, this Agreement has been duly authorized, executed and delivered by it and constitutes its valid and binding obligation, enforceable against it in accordance with its terms except that such enforceability may be subject to (A) applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally, and (B) general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law.   The recitals contained herein and in the Certificates (other than the signature of the Trustee on the Certificates and the acknowledgements of the Trustee contained in Article II) shall not be taken as the statements of the Trustee and the Trustee does not assume any responsibility for their correctness.  Neither the Trustee nor the Securities Administrator shall be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates, or of funds paid to the Depositor in consideration of the sale of the Mortgage Loans to the Trustee by the Depositor or for the use or application of any funds deposited into the Distribution Account or any other fund or account maintained with respect to the Certificates.  Neither the Trustee nor the Securities Administrator shall be responsible for the legality or validity of this Agreement or the validity, priority, perfection or sufficiency of the security for the Certificates issued or intended to be issued hereunder.  Neither the Trustee nor the Securities Administrator shall have any responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to record this Agreement.

Section 6.04                             Trustee and Securities Administrator May Own Certificates.

Each of the Trustee and the Securities Administrator (and any Affiliate or agent of either of them) in its individual or any other capacity may become the owner or pledgee of Certificates and may transact banking and trust business with the other parties hereto and their Affiliates with the same rights it would have if it were not Trustee, Securities Administrator or such Affiliate or agent, as applicable.

Section 6.05                             Eligibility Requirements for Trustee and Securities Administrator.

The Trustee hereunder shall at all times (i) be an institution insured by the FDIC, (ii) be a corporation or national banking association, organized and doing business under the laws of any State or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority and (iii) not be an Affiliate of the Master Servicer or any Servicer.  If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then, for the purposes of this Section, the combined capital and surplus of such corporation or national banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.  In case at any time the Trustee shall cease to be eligible in accordance with provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 6.06.

The Securities Administrator hereunder shall at all times (i) be an institution authorized to exercise corporate trust powers under the laws of its jurisdiction of organization, (ii) be rated at least “A/F1” by Fitch, or if not rated by Fitch, the equivalent rating by Moody’s or S&P, and (iii) not be the originator of any of the Mortgage Loans, a Servicer, the Depositor or an Affiliate of the Depositor.

Section 6.06                             Resignation and Removal of Trustee and the Securities Administrator.

(a)           Each of the Trustee and the Securities Administrator may at any time resign and be discharged from the trust hereby created by giving 60 days’ written notice thereof to the Trustee or the Securities Administrator, as applicable, the Depositor and the Master Servicer.  Upon receiving such notice of resignation, the Depositor will promptly appoint a successor trustee or a successor securities administrator, as applicable, by written instrument, one copy of which instrument shall be delivered to the resigning Trustee or resigning Securities Administrator, as applicable, one copy to the successor trustee or successor securities administrator, as applicable, and one copy to the Master Servicer.  If no successor trustee or successor securities administrator shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee or resigning Securities Administrator, as applicable, may petition any court of competent jurisdiction for the appointment of a successor trustee or successor securities administrator, as applicable.  In the case of any such resignation by the Securities Administrator, if no successor securities administrator shall have been appointed and shall have accepted appointment within 60 days after the Securities Administrator ceases to be the Securities Administrator pursuant to this Section 6.06, then the Trustee shall perform the duties of the Securities Administrator pursuant to this Agreement and shall be entitled to the fees of the Securities Administrator for so long as the Trustee performs such duties; provided, however, that the Trustee may engage a qualified entity to perform the duties of the Securities Administrator under Sections 6.21, 6.22, 6.23, 6.24 and 11.16 of this Agreement.  The successor trustee shall notify the Rating Agency, the Servicers and the Master Servicer of any change of Trustee and the successor securities administrator shall notify the Rating Agency, the Servicers and the Master Servicer of any change of Securities Administrator.

(b)           If at any time any of the following events shall occur: (i) the Trustee or the Securities Administrator ceases to be eligible in accordance with the provisions of Section 6.05 and fails to resign after written request therefor by the Depositor, (ii) the Securities Administrator fails to perform its obligations pursuant to Section 5.02 to make distributions to Certificateholders, which failure continues unremedied for a period of one Business Day after the date upon which written notice of such failure shall have been given to the Securities Administrator by the Trustee or the Depositor, (iii) the Securities Administrator fails to provide a Back-up Certificate, Assessment of Compliance or an Accountant’s Attestation required under Sections 6.20, 6.21 and 6.22, respectively, by March 15 of each year in which Exchange Act reports are required, (iv) the Trustee or the Securities Administrator becomes incapable of acting, or is adjudged a bankrupt or insolvent, or a receiver of the Trustee or the Securities Administrator of its property is appointed, or any public officer takes charge or control of the Trustee or the Securities Administrator or of the property or affairs of either for the purpose of rehabilitation, conservation or liquidation, (v) a tax is imposed or threatened with respect to the Trust Fund by any state in which the Trustee or the Trust Fund held by the Trustee is located, or (vi) the continued use of the Trustee or the Securities Administrator would result in a downgrading of the rating by the Rating Agency of any Class of Certificates with a rating; then, in each such case, the Depositor shall remove the Trustee or the Securities Administrator, as applicable, and the Depositor shall appoint a successor trustee or successor securities administrator, as applicable, by written instrument, one copy of which instrument shall be delivered to the Trustee or Securities Administrator so removed, one copy to the successor trustee or successor securities administrator, as applicable, and one copy to the Master Servicer.  If the same Person is acting as both the Securities Administrator and the Master Servicer, then the Depositor shall direct the Trustee to remove the Master Servicer in accordance with the provisions of Section 6.14, and the Trustee promptly upon such direction shall remove the Master Servicer in accordance therewith.

(c)           The Holders of more than 50% of the Class Principal Amount (or Percentage Interest) of each Class of Certificates may at any time upon 30 days’ written notice to the Trustee or the Securities Administrator, as applicable, and to the Depositor remove the Trustee or the Securities Administrator, as applicable, by such written instrument, signed by such Holders or their attorney-in-fact duly authorized, one copy of which instrument shall be delivered to the Depositor, one copy to the Trustee or Securities Administrator, as applicable, and one copy to the Master Servicer.  The Depositor shall thereupon appoint a successor trustee or successor securities administrator, as applicable, in accordance with this Section.

(d)           Any resignation or removal of the Trustee or the Securities Administrator, as applicable, and appointment of a successor trustee or successor securities administrator pursuant to any of the provisions of this Section shall only become effective upon acceptance of appointment by the successor trustee or the successor securities administrator, as applicable, as provided in Section 6.07.

Section 6.07                             Successor Trustee and Successor Securities Administrator.

(a)           Any successor trustee or successor securities administrator appointed as provided in Section 6.06 shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee or predecessor securities administrator, as applicable, an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee or predecessor securities administrator, as applicable, shall become effective and such successor trustee or successor securities administrator, as applicable, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee or securities administrator, as applicable, herein.  The predecessor trustee shall deliver to the successor trustee (or assign to the Trustee its interest under the Custodial Agreement, to the extent permitted thereunder), all Trustee Mortgage Files and documents and statements related to each Trustee Mortgage File held by it hereunder, the predecessor trustee shall duly assign, transfer, deliver and pay over to the successor trustee the entire Trust Fund, together with all necessary instruments of transfer and assignment or other documents properly executed necessary to effect such transfer and the predecessor trustee or the predecessor securities administrator, as applicable, shall deliver such of the records or copies thereof maintained by the predecessor trustee or predecessor securities administrator, as applicable, in the administration hereof as may be requested by the successor trustee and shall thereupon be discharged from all duties and responsibilities under this Agreement.  In addition, the Depositor and the predecessor trustee or predecessor securities administrator, as applicable, shall execute and deliver such other instruments and do such other things as may reasonably be required to more fully and certainly vest and confirm in the successor trustee or successor securities administrator, as applicable, all such rights, powers, duties and obligations.  The predecessor securities administrator shall also deliver to the Depositor the Back-up Certificate with respect to the portion of the calendar year in which the predecessor securities administrator acted as Securities Administrator hereunder.

(b)           No successor trustee or successor securities administrator shall accept appointment as provided in this Section unless at the time of such appointment such successor trustee or successor securities administrator, as applicable, shall be eligible under the provisions of Section 6.05.

(c)           Upon acceptance of appointment by a successor trustee or successor securities administrator, as applicable, as provided in this Section 6.07, the predecessor trustee or predecessor securities administrator, as applicable, shall mail notice of the succession of such trustee or securities administrator, as applicable, hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to the Rating Agency.  The expenses of such mailing shall be borne by the Master Servicer.

Section 6.08                             Merger or Consolidation of Trustee or Securities Administrator.

Any Person into which the Trustee or Securities Administrator may be merged or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee or Securities Administrator shall be a party, or any Persons succeeding to the business of the Trustee or Securities Administrator, shall be the successor to the Trustee or Securities Administrator hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, provided that such Person shall be eligible under the applicable provisions of Section 6.05.

Section 6.09                             Appointment of Co-Trustee, Separate Trustee or Custodian.

(a)           Notwithstanding any other provisions hereof, at any time, the Trustee, the Depositor or the Certificateholders evidencing more than 50% of the Class Principal Amount (or Percentage Interest) of every Class of Certificates shall have the power from time to time to appoint one or more Persons, approved by the Trustee, to act either as co-trustees jointly with the Trustee, or as separate trustees, or as custodians, for the purpose of holding title to, foreclosing or otherwise taking action with respect to any Mortgage Loan outside the state where the Trustee has its principal place of business where such separate trustee or co-trustee is necessary or advisable (or the Trustee has been advised by the Master Servicer that such separate trustee or co-trustee is necessary or advisable) under the laws of any state in which a property securing a Mortgage Loan is located or for the purpose of otherwise conforming to any legal requirement, restriction or condition in any state in which a property securing a Mortgage Loan is located or in any state in which any portion of the Trust Fund is located.  The separate trustees, co-trustees, or custodians so appointed shall be trustees or custodians for the benefit of all the Certificateholders and shall have such powers, rights and remedies as shall be specified in the instrument of appointment; provided, however, that no such appointment shall, or shall be deemed to, constitute the appointee an agent of the Trustee.  The obligation of the Master Servicer to make Advances pursuant to Section 5.05 hereof shall not be affected or assigned by the appointment of a co-trustee.

(b)           Every separate trustee, co-trustee, and custodian shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(i)           all powers, duties, obligations and rights conferred upon the Trustee in respect of the receipt, custody and payment of moneys shall be exercised solely by the Trustee;

(ii)           all other rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee, co-trustee, or custodian jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations, including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction, shall be exercised and performed by such separate trustee, co-trustee, or custodian;

(iii)           no trustee or custodian hereunder shall be personally liable by reason of any act or omission of any other trustee or custodian hereunder; and

(iv)           the Trustee may at any time, by an instrument in writing executed by it, with the concurrence of the Depositor, accept the resignation of or remove any separate trustee, co-trustee or custodian, so appointed by it or them, if such resignation or removal does not violate the other terms of this Agreement.

(c)           Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them.  Every instrument appointing any separate trustee, co-trustee or custodian shall refer to this Agreement and the conditions of this Article VI.  Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee.  Every such instrument shall be filed with the Trustee and a copy given to the Master Servicer.

(d)           Any separate trustee, co-trustee or custodian may, at any time, constitute the Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name.  If any separate trustee, co-trustee or custodian shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

(e)           No separate trustee, co-trustee or custodian hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.05 hereunder and no notice to the Certificateholders of the appointment shall be required under Section 6.07 hereof.

(f)           The Trustee agrees to instruct the co-trustees, if any, to the extent necessary to fulfill the Trustee’s obligations hereunder.

(g)           The Trust Fund shall pay the reasonable compensation of the co-trustees (which compensation shall not reduce any compensation payable to the Trustee).

Section 6.10                             Authenticating Agents.

(a)           The Trustee may appoint one or more Authenticating Agents which shall be authorized to act on behalf of the Trustee in authenticating Certificates.  The Trustee hereby appoints the Securities Administrator as initial Authenticating Agent, and the Securities Administrator hereby accepts such appointment.  Wherever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee’s certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent.  Each Authenticating Agent must be a national banking association or a corporation organized and doing business under the laws of the United States of America or of any state, having a combined capital and surplus of at least $15,000,000, authorized under such laws to exercise corporate trust powers and subject to supervision or examination by federal or state authorities.

(b)           Any Person into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any Person succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

(c)           Any Authenticating Agent may at any time resign by giving at least 30 days’ advance written notice of resignation to the Trustee and the Depositor.  The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and the Depositor.  Upon receiving a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.10, the Trustee may appoint a successor authenticating agent, shall give written notice of such appointment to the Depositor and shall mail notice of such appointment to all Holders of Certificates.  Any successor authenticating agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent.  No successor authenticating agent shall be appointed unless eligible under the provisions of this Section 6.10.  No Authenticating Agent shall have responsibility or liability for any action taken by it as such at the direction of the Trustee or in accordance with the provisions of this Agreement.

Section 6.11                             Indemnification of the Trustee, the Securities Administrator and the Master Servicer.

Subject to the limitations described in clause (C) of  the definition of Available Distribution Amount, Citibank, N.A., both in its individual capacity and in its capacity as Trustee hereunder, and Wells Fargo Bank, N.A., both in its individual capacity and in its capacities as Securities Administrator, Certificate Registrar, Paying Agent, Authenticating Agent and Master Servicer hereunder, and each of their respective directors, officers, employees and agents shall be indemnified and held harmless by, and entitled to reimbursement from, the Trust Fund for any claim, loss, liability, damage, cost or expense, including without limitation any reasonable legal fees and expenses and any extraordinary or unanticipated expense, incurred or expended (without negligence or willful misconduct on its or their part) in connection with, (a) investigating, preparing for, defending itself or themselves against, or prosecuting for itself or themselves or for the sake of the Trust Fund any legal proceeding, whether pending or threatened, that is related directly or indirectly in any way to the Trust Fund, this Agreement, the Servicing Agreements, the Mortgage Loan Purchase and Sale Agreement, the Custodial Agreement, the Mortgage Loans or other assets of the Trust Fund, or  the Certificates (including without limitation the initial offering, any secondary trading and any transfer and exchange of the Certificates), (b) the acceptance or administration of the trusts created hereunder, (c) the performance or exercise or the lack of performance or exercise of any or all of its or their powers, duties, rights, responsibilities, or privileges hereunder, including without limitation (i) complying with any new or updated laws or regulations directly related to the performance by the Trustee, the Securities Administrator, the Certificate Registrar, the Paying Agent, the Authenticating Agent or the Master Servicer as applicable, of its obligations under this Agreement and (ii) addressing any bankruptcy in any way related to or affecting this Agreement, the Servicing Agreements, the Custodial Agreement, the Mortgage Loan Purchase and Sale Agreement or any party to such agreements, including, as applicable, all costs incurred in connection with the use of default specialists within or outside Citibank, N.A. (in the case of Citibank, N.A. personnel, such costs to be calculated using standard market rates), in the case of the Trustee, or Wells Fargo Bank, N.A. (in the case of Wells Fargo Bank, N.A. personnel, such costs to be calculated using standard market rates), in the case of the Securities Administrator.

In connection with any claim as to which indemnification is to be sought hereunder:

(i)           the Trustee, the Securities Administrator, the Certificate Registrar, the Paying Agent, the Authenticating Agent or the Master Servicer as applicable, shall give the Depositor written notice thereof promptly after the Trustee, the Securities Administrator, the Certificate Registrar, the Paying Agent, the Authenticating Agent or the Master Servicer as applicable, shall have knowledge thereof; provided that failure of the Trustee, the Securities Administrator, the Certificate Registrar, the Paying Agent, the Authenticating Agent or the Master Servicer, as applicable, to provide such written notice shall not relieve the Trust Fund of the obligation to indemnify the Trustee, the Securities Administrator, the Certificate Registrar, the Paying Agent, the Authenticating Agent or the Master Servicer as applicable, under this Section 6.11;

(ii)           while maintaining control over its own defense, the Trustee, the Securities Administrator, the Certificate Registrar, the Paying Agent, the Authenticating Agent or the Master Servicer as applicable, shall cooperate and consult fully with the Depositor in preparing such defense; and

(iii)           notwithstanding anything to the contrary in this Section 6.11, the Trust Fund shall not be liable for settlement of any such claim by the Trustee, the Securities Administrator, the Certificate Registrar, the Paying Agent, the Authenticating Agent or the Master Servicer, as applicable, entered into without the prior consent of the Depositor, which consent shall not be unreasonably withheld.

The indemnification obligations set forth in this Section shall survive the discharge of this Agreement and the termination or resignation of the Trustee, the Securities Administrator, the Certificate Registrar, the Paying Agent, the Authenticating Agent or the Master Servicer, as applicable.

Section 6.12                             Fees and Expenses of the Securities Administrator, the Certificate Registrar, the Paying Agent, Authenticating Agent, the Trustee and the Custodian.

(a)           Compensation for the services of the Securities Administrator, the Certificate Registrar, the Paying Agent and the Authenticating Agent hereunder shall be paid from the Master Servicing Fee. The Securities Administrator shall be entitled to all disbursements and advancements incurred or made by the Securities Administrator in accordance with this Agreement (including fees and expenses of its counsel and all persons not regularly in its employment), except any such expenses arising from its negligence, bad faith or willful misconduct. Wells Fargo Bank, N.A. shall act as Securities Administrator for so long as it is Master Servicer under this Agreement.

(b)           As compensation for its services hereunder, the Trustee shall be entitled to receive a Trustee fee equal to $3,500 per annum, which shall be paid by the Master Servicer pursuant to a separate agreement between the Trustee and the Master Servicer.  Each successor master servicer and each successor trustee hereby agree to be bound by the terms of such agreement.  Any costs and expenses incurred by the Trustee shall be reimbursed in accordance with Section 6.11.

(c)           The Master Servicer shall pay, from the Master Servicing Fee, the fees and expenses of the Custodian as specified in the Custodial Agreement, and if the Custodial Agreement is terminated, the Master Servicer shall pay such fees and expenses of any successor custodian pursuant to a new custodial agreement to be entered into among the Depositor, the Seller, the Trustee, the successor custodian and the Master Servicer.

Section 6.13                             Collection of Monies.

Except as otherwise expressly provided in this Agreement, the Trustee and the Securities Administrator may demand payment or delivery of, and shall receive and collect, all money and other property payable to or receivable by it pursuant to this Agreement.  The Trustee or the Securities Administrator, as applicable, shall hold all such money and property received by it as part of the Trust Fund and shall distribute it as provided in this Agreement.

Section 6.14                             Events of Default; Trustee to Act; Appointment of Successor.

(a)           The occurrence of any one or more of the following events shall constitute an “Event of Default”:

(i)           Any failure by the Master Servicer to furnish the Securities Administrator the Mortgage Loan data sufficient to prepare the reports described in Section 4.02 which continues unremedied for a period of one Business Day after the date upon which written notice of such failure shall have been given to the Master Servicer by the Trustee or the Securities Administrator or to the Master Servicer, the Securities Administrator and the Trustee by the Holders of not less than 25% of the Class Principal Amount (or Class Notional Amount) of each Class of Certificates affected thereby;

               (ii)           Any failure on the part of the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements (other than those referred to in (vii) and (viii) below) on the part of the Master Servicer contained in this Agreement which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Securities Administrator, or to the Master Servicer, the Securities Administrator and the Trustee by the Holders of more than 50% of the Aggregate Voting Interests of the Certificates (or in the case of a breach of its obligation to provide an Item 1123 Certificate, an Assessment of Compliance or an Accountant’s Attestation pursuant to Sections 6.22, 6.23 and 6.24, immediately without a cure period);

(iii)           A decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer, and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days or the Rating Agency reduces or withdraws or threatens to reduce or withdraw the rating of the Certificates because of the financial condition or loan servicing capability of such Master Servicer;

(iv)           The Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, voluntary liquidation or similar proceedings of or relating to the Master Servicer or of or relating to all or substantially all of its property;

(v)           The Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

(vi)           The Master Servicer shall be dissolved, or shall dispose of all or substantially all of its assets, or consolidate with or merge into another entity or shall permit another entity to consolidate or merge into it, such that the resulting entity does not meet the criteria for a successor servicer as specified in Section 9.05 hereof;

(vii)           If a representation or warranty set forth in Section 9.03 hereof shall prove to be incorrect as of the time made in any respect that materially and adversely affects the interests of the Certificateholders, and the circumstance or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or cured within 30 days after the date on which written notice of such incorrect representation or warranty shall have been given to the Master Servicer by the Trustee or the Securities Administrator, or to the Master Servicer, the Securities Administrator and the Trustee by the Holders of more than 50% of the Aggregate Voting Interests of the Certificates;

(viii)           A sale or pledge of any of the rights of the Master Servicer hereunder or an assignment of this Agreement by the Master Servicer or a delegation of the rights or duties of the Master Servicer hereunder shall have occurred in any manner not otherwise permitted hereunder and without the prior written consent of the Trustee and Certificateholders holding more than 50% of the Aggregate Voting Interests of the Certificates;

(ix)           The purchase or holding of any Certificates by the Master Servicer or any master servicer transferee that is an insured depository institution (as such term is defined in the Federal Deposit Insurance Act) such that the Master Servicer or such master servicer transferee is required to consolidate any assets of the issuing entity on its financial statements under U.S. generally accepted accounting principles;

(x)           Any failure of the Master Servicer to make any Advances when such Advances are due, which failure continues unremedied for a period of one Business Day.

If an Event of Default described in clauses (i) through (ix) of this Section shall occur, then, in each and every case, subject to applicable law, so long as any such Event of Default shall not have been remedied within any period of time as prescribed by this Section, the Trustee, by notice in writing to the Master Servicer may, and, if so directed in writing by Certificateholders evidencing either (i) more than 50% of the Class Principal Amount (or Class Notional Amount) of each Class of Certificates, or (ii) 50% of the aggregate Class Principal Amount of the Subordinate Certificates, or upon the occurrence of an Event of Default described in clause (x) of this Section, shall, terminate all of the rights and obligations of the Master Servicer hereunder and in and to the Mortgage Loans and the proceeds thereof; provided, however, that in the case of the preceding clause (ii), the Trustee shall provide written notice to all of the Certificateholders within two Business Days of receiving such direction and shall not terminate the Master Servicer if, within 30 days of sending such written notice, the Trustee has received contrary instructions from Certificateholders evidencing more than 50% of the Aggregate Voting Interests of the Certificateholders.  On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer, and only in its capacity as Master Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee; and the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the defaulting Master Servicer as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents or otherwise. The defaulting Master Servicer agrees to cooperate with the Trustee and the Securities Administrator in effecting the termination of the defaulting Master Servicer’s responsibilities and rights hereunder as Master Servicer including, without limitation, notifying Servicers of the assignment of the master servicing function and providing the Trustee or its designee all documents and records in electronic or other form reasonably requested by it to enable the Trustee or its designee to assume the defaulting Master Servicer’s functions hereunder and the transfer to the Trustee for administration by it of all amounts which shall at the time be or should have been deposited by the defaulting Master Servicer in the Distribution Account and any other account or fund maintained with respect to the Certificates or thereafter received with respect to the Mortgage Loans. The Master Servicer being terminated pursuant to this Section 6.14 shall bear all costs of a master servicing transfer, including but not limited to those of the Trustee or Securities Administrator reasonably allocable to specific employees and overhead, legal fees and expenses, accounting and financial consulting fees and expenses, and costs of amending this Agreement, if necessary.  If the same Person is acting as both the Securities Administrator and the Master Servicer, then the Trustee shall direct the Depositor to remove the Securities Administrator in accordance with the provisions of Section 6.06(b), and the Depositor promptly upon such direction shall remove the Securities Administrator in accordance therewith.

Notwithstanding the termination of its activities as Master Servicer, each terminated Master Servicer shall continue to be entitled to reimbursement under this Agreement to the extent such reimbursement relates to the period prior to such Master Servicer’s termination.  The successor master servicer shall not be required to purchase or reimburse the terminated Master Servicer's Advance receivables.  For the avoidance of doubt, to the extent that the terminated Master Servicer and a successor master servicer have each made Advances in respect of the same Mortgage Loan, recovered amounts shall be used to reimburse the terminated Master Servicer and a successor master servicer in the order in which such Advances were made.

When a Responsible Officer of the Trustee has actual knowledge of the occurrence of an Event of Default, the Trustee shall promptly notify the Securities Administrator and the Rating Agency of the nature and extent of such Event of Default. The Trustee or the Securities Administrator shall promptly give written notice to the Master Servicer upon the Master Servicer’s failure to make Advances as required under this Agreement.

(b)           On and after the time the Master Servicer receives a notice of termination from the Trustee pursuant to Section 6.14(a) or the Trustee receives the written resignation of the Master Servicer pursuant to Section 9.06, the Trustee, unless, in either case,  another master servicer shall have been appointed by the Trustee, shall be the successor in all respects to the Master Servicer in its capacity as such under this Agreement and with respect to the transactions set forth or provided for herein and shall have all the rights and powers and be subject to all the responsibilities, duties and liabilities relating thereto and arising thereafter placed on the Master Servicer hereunder, including the obligation to make Advances in accordance with Section 5.04; provided, however, that any failure to perform such duties or responsibilities caused by the Master Servicer’s failure to provide information required by this Agreement shall not be considered a default by the Trustee hereunder. The Trustee shall have no responsibility for any act or omission of the Master Servicer other than any act or omission performed by the Trustee in its capacity as a successor master servicer. In addition, the Trustee shall have no liability relating to the representations and warranties of the Master Servicer set forth in Section 9.03. In the Trustee’s capacity as successor master servicer, the Trustee shall have the same limitations on liability herein granted to the Master Servicer. As compensation for acting as successor master servicer hereunder, the Trustee shall be entitled to receive all compensation payable to the Master Servicer under this Agreement, including the Master Servicing Fee, subject to Section 6.14(d).

(c)           Notwithstanding the above, the Trustee may, if it shall be unwilling to continue to so act, or shall, if it is unable to so act, petition a court of competent jurisdiction to appoint, or appoint on its own behalf any established housing and home finance institution servicer, master servicer, servicing or mortgage servicing institution having a net worth of not less than $15,000,000, which is a Fannie Mae or Freddie Mac-approved master servicer, and meeting such other standards for a successor master servicer as are set forth in this Agreement, as the successor to such Master Servicer in the assumption of all of the responsibilities, duties and liabilities of a master servicer, like the Master Servicer. Any entity designated by the Trustee as a successor master servicer may be an Affiliate of the Trustee; provided, however, that, unless such Affiliate meets the net worth requirements and other standards set forth herein for a successor master servicer, the Trustee, in its individual capacity, shall agree, at the time of such designation, to be and remain liable to the Trust Fund for such Affiliate’s actions and omissions in performing its duties hereunder.

The Trustee and such successor shall take such actions, consistent with this Agreement, as shall be necessary to effectuate any such succession and may make other arrangements with respect to the master servicing to be conducted hereunder which are not inconsistent herewith. The Master Servicer shall cooperate with the Trustee and any successor master servicer in effecting the termination of the Master Servicer’s responsibilities and rights hereunder including, without limitation, notifying Mortgagors of the assignment of the master servicing functions and providing the Trustee and successor master servicer, as applicable, all documents and records in electronic or other form reasonably requested by it to enable it to assume the Master Servicer’s functions hereunder and transferring to the Trustee or such successor master servicer, as applicable, all amounts which shall at the time be or which should have been deposited by the Master Servicer in the Distribution Account and any other account or fund maintained with respect to the Certificates or thereafter be received with respect to the Mortgage Loans. Neither the Trustee nor any other successor master servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the predecessor master servicer to deliver, or any delay in delivering, cash, documents or records to it, (ii) the failure of the predecessor master servicer to cooperate as required by this Agreement, (iii) the failure of the predecessor master servicer to deliver the Mortgage Loan data to the Securities Administrator as required by this Agreement or (iv) restrictions imposed by any regulatory authority having jurisdiction over the predecessor master servicer. No successor master servicer (other than the Trustee, with respect to the failure of the Trustee to cooperate as set forth in subclause (ii) below) shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Securities Administrator to deliver, or any delay in delivering cash, documents or records to it related to such distribution, or (ii) the failure of Trustee or the Securities Administrator to cooperate as required by this Agreement.

Any successor master servicer shall execute and deliver to the Depositor, the Seller and the predecessor master servicer the certification required pursuant to the first sentence of Section 6.20(e).

(d)           In connection with such appointment and assumption of a successor master servicer, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted to the Master Servicer hereunder.

(e)           To the extent that the costs and expenses incurred by the Trustee in connection with any alleged or actual default by the Master Servicer, the termination of the Master Servicer, any appointment of a successor master servicer and/or any transfer and assumption of master servicing by the Trustee or any successor master servicer (including, without limitation, (i) all legal costs and expenses and all due diligence costs and expenses associated with the investigation of any alleged or actual default by the Master Servicer, the evaluation of the potential termination and/or the actual termination of the Master Servicer and the appointment of a successor master servicer and (ii) all Master Servicing Transfer Costs) are not fully and timely reimbursed by the terminated master servicer, then (a) the successor master servicer shall deduct such amounts from any amounts that it otherwise would have paid to the predecessor master servicer in reimbursement of outstanding Advances, and the successor master servicer shall reimburse itself and the Trustee for any unreimbursed costs and expenses, and (b) if the Trustee is not required to be reimbursed by the Master Servicer or if such costs and expenses are not satisfied pursuant to clause (a) within 90 days, then the Trustee and the successor master servicer shall be entitled to reimbursement of such costs and expenses from the Distribution Account, subject to the limitations described in clause (C) of the definition of Available Distribution Amount.

Section 6.15                             Additional Remedies of Trustee Upon Event of Default.

During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 6.14, shall have the right, in its own name and as trustee of the Trust Fund, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith).  Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy, and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

Section 6.16                             Waiver of Defaults.

More than 50% of the Aggregate Voting Interests of the Certificateholders may waive any event of default of a Servicer under the related Servicing Agreement or Event of Default by the Master Servicer in the performance of its obligations hereunder, except that a default in the making of any Advances or any required deposit to the Distribution Account that would result in a failure of the Paying Agent to make any required payment of principal of or interest on the Certificates may only be waived with the consent of 100% of the Certificateholders.  Upon any such waiver of a past default, such default shall cease to exist, and any event of default under a Servicing Agreement or Event of Default hereunder arising therefrom shall be deemed to have been remedied for every purpose of the related Servicing Agreement and/or this Agreement, as applicable.  No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

Section 6.17                             Notification to Holders.

Upon termination of the Master Servicer or appointment of a successor to the Master Servicer, in each case as provided herein, the Trustee (i) so long as the Master Servicer and the Securities Administrator are not the same Person, shall promptly notify the Securities Administrator in writing, and (ii) shall promptly mail notice thereof by first class mail to the Certificateholders at their respective addresses appearing on the Certificate Register.  The Trustee shall also, within 45 days after the date when a Responsible Officer of the Trustee has actual knowledge of the occurrence of any Event of Default, give written notice thereof to the Securities Administrator and the Certificateholders, unless such Event of Default shall have been cured or waived prior to the issuance of such notice and within such 45-day period.

Section 6.18                             Directions by Certificateholders and Duties of Trustee During Event of Default.

Subject to the provisions of Sections 6.16 and 8.01 hereof, during the continuance of any Event of Default, Holders of Certificates evidencing not less than 25% of the Class Principal Amount (or Percentage Interest) of each Class of Certificates affected thereby may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this Agreement (including, without limitation, (i) the conducting or defending of any administrative action or litigation hereunder or in relation hereto and (ii) the terminating of the Master Servicer or any successor master servicer from its rights and duties as Master Servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the cost, expenses and liabilities which may be incurred therein or thereby; and, provided further, that, subject to the provisions of Section 8.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, in accordance with an Opinion of Counsel, (a) determines that the action or proceeding so directed may not lawfully be taken or (b) in good faith determines that the action or proceeding so directed would involve it in personal liability for which it is not indemnified to its satisfaction or be unjustly prejudicial to the non-assenting Certificateholders.

Section 6.19                             Action Upon Certain Failures of the Master Servicer and Upon Event of Default.

In the event that a Responsible Officer of the Trustee shall have actual knowledge of any action or inaction of the Master Servicer that would become an Event of Default upon the Master Servicer’s failure to remedy the same after notice, the Trustee shall give prompt written notice thereof to the Master Servicer.

Section 6.20                             Preparation of Tax Returns and Other Reports.

(a)           The Securities Administrator shall prepare or cause to be prepared on behalf of the Trust Fund, based upon information calculated in accordance with this Agreement pursuant to instructions given by the Depositor, and the Securities Administrator shall file federal tax returns, all in accordance with Article X hereof.  If the Securities Administrator is notified in writing that a state tax return or other return is required, then, at the sole expense of the Trust Fund, the Securities Administrator shall prepare and file such state income tax returns and such other returns as may be required by applicable law relating to the Trust Fund, and, if required by state law, and shall file any other documents to the extent required by applicable state tax law (to the extent such documents are in the Securities Administrator’s possession).  The Securities Administrator shall forward copies to the Depositor of all such returns and Form 1099 supplemental tax information and such other information within the control of the Securities Administrator as the Depositor may reasonably request in writing, and shall distribute to each Certificateholder such forms and furnish such information within the control of the Securities Administrator as are required by the Code and the REMIC Provisions to be furnished to them, and will prepare and distribute to Certificateholders Form 1099 (supplemental tax information) (or otherwise furnish information within the control of the Securities Administrator) to the extent required by applicable law.  The Master Servicer will indemnify the Securities Administrator and the Trustee for any liability of or assessment against the Securities Administrator and the Trustee, as applicable, resulting from any error in any of such tax or information returns directly resulting from errors in the information provided by such Master Servicer.

(b)           The Securities Administrator shall prepare and file with the Internal Revenue Service (“IRS”), on behalf of the Trust Fund and each REMIC created hereunder, an application for an employer identification number on IRS Form SS-4 or by any other acceptable method.  The Securities Administrator shall also file a Form 8811 as required.  The Securities Administrator, upon receipt from the IRS of the Notice of Taxpayer Identification Number Assigned, shall upon request promptly forward a copy of such notice to the Depositor.  The Securities Administrator shall furnish any other information that is required by the Code and regulations thereunder to be made available to the Certificateholders.  The Master Servicer shall cause each Servicer to provide the Securities Administrator with such information as is necessary for the Securities Administrator to prepare such reports.

Section 6.21                             Reporting to the Commission.

Each of Form 10-D and Form 10-K requires the registrant to indicate (by checking “yes” or “no”) that it “(1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.”  The Depositor hereby represents to the Securities Administrator that the Depositor has filed all such required reports during the preceding 12 months and that it has been subject to such filing requirement for the past 90 days.  The Depositor shall notify the Securities Administrator in writing, no later than the fifth calendar day after the related Distribution Date with respect to the filing of a report on Form 10-D and no later than March 15th with respect to the filing of a report on Form 10-K, if the answer to the questions should be “no.”  The Securities Administrator shall be entitled to rely on such representations in preparing and/or filing any such report.

(a)           Reports Filed on Form 10-D.

(i)           Within 15 days after each Distribution Date (subject to permitted extensions under the Exchange Act), the Securities Administrator shall prepare and file on behalf of the Trust Fund any Form 10-D required by the Exchange Act, in form and substance as required by the Exchange Act.  The Securities Administrator shall file each Form 10-D with a copy of the related Distribution Date Statement attached thereto.  Any disclosure in addition to the Distribution Date Statement that is required to be included on Form 10-D (“Additional Form 10-D Disclosure”) shall be reported by the parties set forth on Exhibit L hereto to the Depositor and the Securities Administrator and reviewed and approved or disapproved by the Depositor pursuant to the following paragraph and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-D Disclosure, except as set forth in the next paragraph.

(ii)           As set forth on Exhibit L hereto, within 5 calendar days after the related Distribution Date, (1) the parties set forth thereon shall be required to provide to the Securities Administrator (at cts.sec.notifications@wellsfargo.com, with a copy by facsimile to 443-367-3307) and the Depositor, to the extent known by a Responsible Officer thereof, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Securities Administrator and such party, the form and substance of any Additional Form 10-D Disclosure, if applicable together with an additional disclosure notification in the form of Exhibit I hereto (an “Additional Disclosure Notification”) and (2) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-D Disclosure on Form 10-D.  The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Additional Form 10-D Disclosure on Form 10-D pursuant to this paragraph.

(iii)           After preparing the Form 10-D, the Securities Administrator shall forward electronically a copy of the Form 10-D to the Depositor for review.  The Securities Administrator will provide a copy of the Form 10-D to the Depositor by the 11th calendar day after the related Distribution Date. On the 12th calendar day after the related Distribution Date, the Depositor will provide any changes or approval to the Securities Administrator (which may be furnished electronically).  In the absence of receipt of any written changes or approval, the Securities Administrator shall be entitled to assume that such Form 10-D is in final form and the Securities Administrator may proceed with the filing of the Form 10-D.  No later than the 13th calendar day after the related Distribution Date, a duly authorized representative of the Depositor shall sign the Form 10-D and return an electronic or fax copy of such signed Form 10-D (with an original executed hard copy to follow by overnight mail) to the Securities Administrator.  If a Form 10-D cannot be filed on time or if a previously filed Form 10-D needs to be amended, the Securities Administrator will follow the procedures set forth in subsection (d)(ii) of this Section 6.21.  Promptly (but no later than 1 Business Day) after filing with the Commission, the Securities Administrator will make available on its internet website a final executed copy of each Form 10-D prepared and filed by the Securities Administrator.  Each party to this Agreement acknowledges that the performance by the Securities Administrator of its duties under this Section 6.21(a) related to the timely preparation and filing of Form 10-D is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties.  The Securities Administrator shall not have any liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare, execute and/or timely file such Form 10-D, where such failure results from the Securities Administrator’s inability or failure to obtain or receive, on a timely basis, any information from any other party needed to prepare, arrange for execution or file such Form 10-D, not resulting from its own negligence, bad faith or willful misconduct.

(b)           Reports Filed on Form 10-K.

(i)           On or prior to the 90th day after the end of each fiscal year of the Trust Fund or such earlier date as may be required by the Exchange Act (the “10-K Filing Deadline”) (it being understood that the fiscal year for the Trust Fund ends on December 31st of each year), commencing in March 2012, the Securities Administrator shall prepare and file on behalf of the Trust Fund any Form 10-K required by the Exchange Act, in form and substance as required by the Exchange Act.  Each such Form 10-K shall include the following items, in each case to the extent they have been delivered to the Securities Administrator within the applicable time frames set forth in this Agreement, the Custodial Agreement and the related Servicing Agreement, (1) the Item 1123 Certificate for each Servicer, each Additional Servicer, the Master Servicer and the Securities Administrator as described under Section 6.22, (2)(A) the Assessment of Compliance with servicing criteria for each Servicer, the Custodian, each Servicing Function Participant, the Master Servicer, the Securities Administrator and any Servicing Function Participant engaged by such parties (each, a “Reporting Servicer”), as described under Section 6.23 and the Custodial Agreement and (B) if any Reporting Servicer’s Assessment of Compliance identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any Reporting Servicer’s Assessment of Compliance is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, (3)(A) the Accountant’s Attestation for each Reporting Servicer, as described under Section 6.24 and (B) if any Accountant’s Attestation identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any such Accountant’s Attestation is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, and (4) the certification required under Rule 13a-14(d) and 15d-14(d) under the Exchange Act executed by the Depositor (provided, however, that the Securities Administrator, at its discretion, may omit from the Form 10-K any annual compliance statement, Assessment of Compliance or Accountant’s Attestation that is not required to be filed with such Form 10-K pursuant to Regulation AB). Any disclosure or information in addition to (1) through (4) above that is required to be included on Form 10-K (“Additional Form 10-K Disclosure”) shall be reported by the parties set forth on Exhibit M hereto to the Depositor and the Securities Administrator and reviewed and approved or disapproved by the Depositor pursuant to the following paragraph and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-K Disclosure, except as set forth in the next paragraph.

(ii)           As set forth on Exhibit M hereto, no later than March 15 following each fiscal year that the Trust Fund is subject to the Exchange Act reporting requirements, commencing in March 2012, (1) the parties set forth on Exhibit M shall be required to provide to the Securities Administrator (at cts.sec.notifications@wellsfargo.com with a copy by facsimile to 443-367-3307) and the Depositor, to the extent known by a Responsible Officer thereof, a notice in the form of Exhibit I hereto, along with, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Securities Administrator and such party, the form and substance of any Additional Form 10-K Disclosure, if applicable, together with any applicable Additional Disclosure Notification and (2) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-K Disclosure or information in the Additional Disclosure Notification on Form 10-K.  The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Additional Form 10-K Disclosure or information from the Additional Disclosure Notification in  Form 10-K pursuant to this paragraph.

(iii)           After preparing the Form 10-K, the Securities Administrator shall forward electronically a copy of the Form 10-K to the Depositor for review. Within three (3) business days of receipt, but in no event later than March 25, the Depositor shall notify the Securities Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 10-K.  In the absence of any written changes or approval, the Securities Administrator shall be entitled to assume that such Form 10-K is in final form.  No later than the close of business on the 4th Business Day prior to the 10-K Filing Deadline, a senior officer in charge of securitization of the Depositor shall sign the Form 10-K and related certifications required under the Exchange Act and return an electronic or fax copy of such documents  (with an original executed hard copy to follow by overnight mail) to the Securities Administrator.  If a Form 10-K cannot be filed on time or if a previously filed Form 10-K needs to be amended, the Securities Administrator will follow the procedures set forth in Section 6.21(d).  Promptly (but no later than 1 Business Day) after filing with the Commission, the Securities Administrator will make available on its internet website a final executed copy of each Form 10-K prepared and filed by the Securities Administrator.  The parties to this Agreement acknowledge that the performance by the Securities Administrator of its duties under this Section 6.21(b) related to the timely preparation and filing of Form 10-K is contingent upon such parties (and the Custodian, the Servicers and any Additional Servicer or Servicing Function Participant) strictly observing all applicable deadlines in the performance of their duties.  The Securities Administrator shall not have any liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 10-K, where such failure results from the Securities Administrator’s inability or failure to obtain or receive, on a timely basis, any information from any other party needed to prepare, arrange for execution or file such Form 10-K, not resulting from its own negligence, bad faith or willful misconduct.

(c)           Reports Filed on Form 8-K.

(i)           Within four (4) Business Days after the occurrence of an event requiring disclosure on Form 8-K (each such event, a “Reportable Event”), and if requested by the Depositor, the Securities Administrator shall prepare and file on behalf of the Trust Fund any Form 8-K, as required by the Exchange Act, provided that the Depositor shall file the initial Form 8-K in connection with the issuance of the Certificates.  Any disclosure or information related to a Reportable Event or that is otherwise required to be included on Form 8-K (“Form 8-K Disclosure Information”) shall be reported by the parties set forth on Exhibit N hereto to the Depositor and the Securities Administrator and reviewed and approved or disapproved by the Depositor pursuant to the following paragraph and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Form 8-K Disclosure Information or any Form 8-K, except as set forth in the next paragraph.

(ii)           As set forth on Exhibit N hereto, for so long as the Trust Fund is subject to the Exchange Act reporting requirements, no later than the end of business (New York City time) on the 2nd Business Day after the occurrence of a Reportable Event (1i) the parties to this transaction shall be required to provide to the Securities Administrator (at cts.sec.notifications@wellsfargo.com with a copy by facsimile to 443-367-3307) and the Depositor, to the extent known by a Responsible Officer thereof, a notice in the form of Exhibit I attached hereto, along with, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Securities Administrator and such party, the form and substance of any Form 8-K Disclosure Information, if applicable, together with an Additional Disclosure Notification and (2) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the

Form 8-K Disclosure Information.  The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Form 8-K Disclosure Information on Form 8-K pursuant to this paragraph.  The Securities Administrator has no duty under this Agreement to monitor or enforce the performance by the parties listed in Exhibit N of their duties under this paragraph and will not solicit from such parties any Form 8-K Disclosure Notification.

(iii)           After preparing the Form 8-K, the Securities Administrator shall forward electronically a copy of the Form 8-K to the Depositor for review. Promptly, but no later than the close of business on the 3rd Business Day after the Reportable Event, the Depositor shall notify the Securities Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 8-K. In the absence of receipt of any written changes or approval, the Securities Administrator shall be entitled to assume that such Form 8-K is in final form and the Securities Administrator may proceed with the filing of the Form 8-K. No later than noon (New York City time) on the 4th Business Day after the Reportable Event, a duly authorized officer of the Depositor shall sign the Form 8-K and return an electronic or fax copy of such signed Form 8-K (with an original executed hard copy to follow by overnight mail) to the Securities Administrator. If a Form 8-K cannot be filed on time or if a previously filed Form 8-K needs to be amended, the Securities Administrator will follow the procedures set forth in Section 6.21(d). Promptly (but no later than 1 Business Day) after filing with the Commission, the Securities Administrator will make available on its internet website a final executed copy of each Form 8-K prepared and filed by the Securities Administrator. The parties to this Agreement acknowledge that the performance by the Securities Administrator of its duties under this Section 6.21(c) related to the timely preparation and filing of Form 8-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties. The Securities Administrator shall not have any liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 8-K, where such failure results from the Securities Administrator’s inability or failure to obtain or receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 8-K, not resulting from its own negligence, bad faith or willful misconduct.

(d)           Delisting; Amendments; Late Filings.

(i)           On or prior to January 30, 2012, if regulations permit the Trust Fund to suspend its Exchange Act reporting requirements, and with the prior written consent of the Depositor, the Securities Administrator shall prepare and file a Form 15 Suspension Notification with respect to the Trust Fund under the Exchange Act (a “Form 15”).  Subsequent to the filing of a Form 15, if the Depositor determines that the Trust Fund has once again become subject to the Exchange Act reporting requirements, then it shall promptly notify the Securities Administrator, and the Securities Administrator shall recommence preparing and filing required Exchange Act reports.  Prior to January 30 of the following calendar year, the Securities Administrator shall, if directed to do so by the Depositor, in accordance with industry standards, prepare and file a Form 15.

In connection with any direct offering of Certificates by the Depositor, in an offering registered with the Commission, subsequent to the filing of a Form 15 pursuant to the preceding paragraph: (1) the Depositor shall notify the Securities Administrator in writing not less than 10 days prior to the date on which such offering will be made; (2) the Depositor shall cause to be prepared and filed the initial current report on Form 8-K required to be filed in connection with such offering; (3) the Securities Administrator, as directed by the Depositor, shall file a report on Form 10-D for the Distribution Date following the month in which such offering occurs and, thereafter, any reports on forms 8-K, 10-K and 10-D in respect of the Trust Fund as and to the extent required under the Exchange Act, as set forth in this Section (other than the report referred to in clause (2) above); (4) the Depositor shall be responsible for notifying the other parties to the transaction of such offering and that the obligations of such parties to provide information in connection with the Depositor’s  Exchange Act reporting requirements have been reinstated; and (5) the Depositor shall be responsible for all reasonable fees and expenses incurred by the Securities Administrator in connection with such offering, including its review and approval of any offering document and any amendment to any transaction document made in connection with such offering.

(ii)           In the event that the Securities Administrator is unable to timely file with the Commission all or any required portion of any Form 8-K, 10-D or 10-K required to be filed by this Agreement because required disclosure information was either not delivered to it or delivered to it after the delivery deadlines set forth in this Agreement or for any other reason, the Securities Administrator will promptly, but no later than within one Business Day, notify electronically the Depositor.  In the case of Form 10-D and 10-K, the parties to this Agreement will cooperate to prepare and file a Form 12b-25 and a 10-D/A or 10-K/A, as applicable, pursuant to Rule 12b-25 of the Exchange Act.  In the case of Form 8-K, the Securities Administrator will, upon receipt of all required Form 8-K Disclosure Information and upon the approval and direction of the Depositor, include such disclosure information on the next Form 10-D.  In the event that any previously filed Form 8-K, 10-D or 10-K needs to be amended to include additional disclosure in connection with any additional Form 10-D disclosure (other than for the purpose of restating any Distribution Date Statement), additional Form 10-K or Form 8-K disclosure information, the Securities Administrator will electronically notify the Depositor and the affected parties and the Securities Administrator shall prepare and file, and such parties will cooperate in the preparation and filing of any necessary Form 8-K/A, 10-D/A or 10-K/A.  Any Form 15, Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K shall be signed by a senior officer in charge of securitization of the Depositor.  The parties to this Agreement acknowledge that the performance by the Securities Administrator of its duties under this Section 6.21(d) related to the timely preparation and filing of a Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K is contingent upon each such party performing its duties under this Section.  The Securities Administrator shall have no liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare and/or timely file any such Form 15, Form 12b-25 or any amendments to Forms 8-K, 10-D or 10-K, where such failure results from the Securities Administrator’s inability or failure to obtain or receive, on a timely basis, any information from any other party needed to prepare, arrange for execution or file such Form 15, Form 12b-25 or any amendments to Forms 8-K, 10-D or 10-K, not resulting from its own negligence, bad faith or willful misconduct.

Notwithstanding anything to the contrary herein, the Securities Administrator shall not file any Form 8-K, Form 10-D or Form 10-K as to which it has received from the Depositor a notice to the effect that, upon review of the proposed filing, the Depositor does not approve of such filing.

(e)           Sarbanes-Oxley Certification Back-up.

In connection with the annual certification to be delivered by the Depositor pursuant to Rules 13a-14d and 15d-14(d) of the Exchange Act, each Servicer, pursuant to the applicable Servicing Agreement, the Master Servicer and the Securities Administrator shall provide, and each Servicer, pursuant to the applicable Servicing Agreement, the Master Servicer and the Securities Administrator shall cause any Servicing Function Participant engaged by it to provide, to the Depositor, by March 15 following each year in which the Trust Fund is subject to the reporting requirements of the Exchange Act and otherwise within a reasonable period of time upon request, a certification (each, a “Back-Up Certificate”), in the form attached hereto as Exhibit J (or in such other form attached to the applicable Servicing Agreement), upon which the Depositor and its officers, directors and Affiliates can reasonably rely.  In the event that a Servicer, the Master Servicer, the Securities Administrator or any Servicing Function Participant engaged by any such party is terminated or resigns pursuant to the terms of this Agreement, the applicable Servicing Agreement or any applicable sub-servicing agreement, as the case may be, such party shall provide a Back-Up Certificate to the Depositor pursuant to this Section 6.21(e) with respect to the period of time it was subject to this Agreement, the applicable Servicing Agreement or any applicable sub-servicing agreement, as the case may be.

The Master Servicer shall enforce any obligation of the Servicers, to the extent set forth in the related Servicing Agreement, to deliver to the Master Servicer the Back-Up Certificate as may be required pursuant to the related Servicing Agreement.

Section 6.22                             Annual Statements of Compliance.

(a)           The Master Servicer, the Securities Administrator and each Servicer shall deliver or otherwise make available (and the Master Servicer, the Securities Administrator and each Servicer shall cause any Additional Servicer engaged by it to deliver or otherwise make available) to the Depositor, the Trustee and the Securities Administrator on or before March 1 of each year, commencing in March 2012, an Officer’s Certificate (an “Item 1123 Certificate”) stating, as to the signer thereof, that (A) a review of such party’s activities during the preceding calendar year or portion thereof and of such party’s performance under this Agreement, or such other applicable agreement in the case of an Additional Servicer, has been made under such officer’s supervision and (B) to the best of such officer’s knowledge, based on such review, such party has fulfilled all its obligations under this Agreement, the Servicing Agreement or such other applicable agreement in the case of an Additional Servicer, in all material respects throughout such year or portion thereof, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof.  Promptly after receipt of each such Item 1123 Certificate, the Depositor shall review such Item 1123 Certificate and, if applicable, consult with each such party, as applicable, as to the nature of any failures by such party, in the fulfillment of any of such party’s obligations hereunder or, in the case of an Additional Servicer, under such other applicable agreement.

(b)           In the event the Master Servicer, the Securities Administrator or any Additional Servicer engaged by any such party is terminated or resigns pursuant to the terms of this Agreement, or any applicable agreement in the case of an Additional Servicer, as the case may be, such party shall provide an Item 1123 Certificate pursuant to this Section 6.22 or as required under such other applicable agreement, as the case may be, notwithstanding any such termination, assignment or resignation.

(c)           The Master Servicer shall enforce any obligation of any Servicer, to the extent set forth in the related Servicing Agreement, to deliver to the Master Servicer an Item 1123 Certificate as may be required pursuant to the related Servicing Agreement. The Master Servicer shall include such Item 1123 Certificate with its own Item 1123 Certificate to be submitted to the Securities Administrator, the Depositor and the Trustee pursuant to this Section.

Section 6.23                             Annual Assessments of Compliance.

(a)         On or before March 1 of each calendar year, commencing in March 2012, the Master Servicer and the Securities Administrator and each Servicer, each at its own expense, shall furnish or otherwise make available, and each such party shall cause any Servicing Function Participant engaged by it to furnish or otherwise make available, each at its own expense, to the Securities Administrator, the Trustee and the Depositor, a report on an assessment of compliance with the Relevant Servicing Criteria (an “Assessment of Compliance”) that contains (A) a statement by such party of its responsibility for assessing compliance with the Relevant Servicing Criteria, (B) a statement that such party used the Relevant Servicing Criteria to assess compliance with the Relevant Servicing Criteria, (C) such party’s Assessment of Compliance with the Relevant Servicing Criteria as of and for the fiscal year covered by the Form 10-K required to be filed pursuant to Section 6.21(b), including, if there has been any material instance of noncompliance with the Relevant Servicing Criteria, a discussion of each such failure and the nature and status thereof, and (D) a statement that a registered public accounting firm has issued an Accountant’s Attestation on such party’s Assessment of Compliance with the Relevant Servicing Criteria as of and for such period.

(b)           No later than the end of each fiscal year for the Trust Fund for which a 10-K is required to be filed, each Servicer and the Master Servicer shall each forward to the Securities Administrator the name of each Servicing Function Participant engaged by it and what Relevant Servicing Criteria will be addressed in the Assessment of Compliance prepared by such Servicing Function Participant (provided, however, that the Master Servicer need not provide such information to the Securities Administrator so long as the Master Servicer and the Securities Administrator are the same Person). When the Master Servicer and each Servicer (or any Servicing Function Participant engaged by them) submit their

Assessments of Compliance to the Securities Administrator, such parties will also at such time include the Assessments of Compliance (and Accountant’s Attestation), pursuant to Sections 6.23 and 6.24, of each Servicing Function Participant engaged by it.

(c)           Promptly after receipt of each Assessment of Compliance, (i) the Depositor shall review each such report and, if applicable, consult with the Master Servicer, the Securities Administrator, a Servicer, the Custodian and any Servicing Function Participant engaged by such parties as to the nature of any material instance of noncompliance with the Relevant Servicing Criteria by each such party, and (ii) the Securities Administrator shall confirm that the Assessments of Compliance, taken individually, address the Relevant Servicing Criteria for each party as set forth on Exhibit K or the applicable exhibit to each Servicing Agreement in respect of each Servicer and notify the Depositor of any exceptions.

(d)           In the event the Master Servicer, the Securities Administrator or any Servicing Function Participant engaged by any such party is terminated, assigns its rights and obligations under or resigns pursuant to, the terms of this Agreement, or any other applicable agreement, as the case may be, such party shall provide an Assessment of Compliance pursuant to this Section 6.23, or to such other applicable agreement, notwithstanding any termination, assignment or resignation.

(e)           The Master Servicer shall enforce any obligation of the Servicers and the Custodian, to the extent set forth in the related Servicing Agreement or the Custodial Agreement, as applicable, to deliver to the Master Servicer an Assessment of Compliance within the time frame set forth in, and in such form and substance as may be required pursuant to, the related Servicing Agreement or the Custodial Agreement, as applicable.  The Master Servicer shall include all Assessments of Compliance received by it from the Servicers and the Custodian with its own Assessment of Compliance to be submitted to the Securities Administrator pursuant to this Section.

(f)           The obligations of each party to provide assessments of compliance and attestations under this Section 6.22 and Section 6.23 shall terminate upon the filing of a Form 15 suspension notice on behalf of the Trust Fund, but shall become effective after such a filing if the Trust Fund is required to continue to file reports under the Exchange Act as contemplated in Section 6.21(d)(i).

Section 6.24                             Accountant’s Attestation.

(a)           On or before March 1 of each calendar year, commencing in 2012, the Master Servicer, the Securities Administrator and each Servicer, each at its own expense, shall cause, and each such party shall cause any Servicing Function Participant engaged by it to cause, each at its own expense, a registered public accounting firm (which may also render other services to the Master Servicer, the Securities Administrator, a Servicer or such other Servicing Function Participants, as the case may be) and that is a member of the American Institute of Certified Public Accountants to furnish a report (the “Accountant’s Attestation”) to the Securities Administrator and to the Depositor, to the effect that (i) it has obtained a representation regarding certain matters from the management of such party, which includes an assertion that such party has complied with the Relevant Servicing Criteria, and (ii) on the basis of an examination conducted by such firm in accordance with standards for attestation engagements issued or adopted by the PCAOB, it is expressing an opinion as to whether such party’s compliance with the Relevant Servicing Criteria was fairly stated in all material respects, or it cannot express an overall opinion regarding such party’s Assessment of Compliance with the Relevant Servicing Criteria.  In the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such report why it was unable to express such an opinion.  Such report must be available for general use and not contain restricted use language.

(b)           Promptly after receipt of each Accountant’s Attestation from the Master Servicer, each Servicer, the Securities Administrator, the Custodian or any Servicing Function Participant engaged by such parties, (i) the Depositor shall review such reports and, if applicable, consult with such parties as to the nature of any defaults by such parties, in the fulfillment of any of each such party’s obligations hereunder or under any other applicable agreement, and (ii) the Securities Administrator shall confirm that each Assessment of Compliance is coupled with an Accountant’s Attestation meeting the requirements of this Section and notify the Depositor of any exceptions.

(c)           The Master Servicer shall include each Accountant’s Attestation furnished to it by the Servicers and the Custodian with its own Accountant’s Attestation to be submitted to the Securities Administrator pursuant to this Section.

(d)           In the event the Master Servicer, the Securities Administrator, the Custodian, any Servicer or Servicing Function Participant engaged by any such party, is terminated, assigns its rights and duties under, or resigns pursuant to the terms of, this Agreement, the Custody Agreement or a Servicing Agreement, as the case may be, such party shall at its own expense cause a registered public accounting firm to provide an Accountant’s Attestation pursuant to this Section 6.24, or other applicable agreement, notwithstanding any such termination, assignment or resignation.

(e)           The Master Servicer shall enforce any obligation of the Servicers and the Custodian, to the extent set forth in the related Servicing Agreement and the Custodial Agreement, as applicable, to deliver to the Master Servicer an Assessment of Compliance within the timeframe set forth in, and in such form and substance as may be required pursuant to, the related Servicing Agreement or the Custodial Agreement, as applicable.

Section 6.25                             Intention of the Parties and Interpretation; Indemnification.

Each of the parties acknowledges and agrees that the purpose of Sections 6.21, 6.22 and 6.23 of this Agreement is to facilitate compliance by the Depositor with the provisions of Regulation AB promulgated by the Commission under the Exchange Act (17 C.F.R. §§ 229.1100 - 229.1123), as such may be amended from time to time and subject to such clarification and interpretive advice as may be issued by the staff of the Commission from time to time.  Therefore, each of the parties agrees that (a) the obligations of the parties hereunder shall be interpreted in such a manner as to accomplish that purpose, (b) the parties’ obligations hereunder will be supplemented and modified as necessary to be consistent with any such amendments, interpretive advice or guidance, convention or consensus among active participants in the asset-backed securities markets, advice of counsel, or otherwise in respect of the requirements of Regulation AB, (c) each party shall comply with the reasonable requests made by the Depositor for delivery of such additional or different information as the Depositor may determine in good faith is necessary to comply with the provisions of Regulation AB, which information is available to such party without unreasonable effort or expense and within such timeframe as may be reasonably requested, and (d) no amendment of this Agreement shall be required to effect any such changes in the parties’ obligations as are necessary to accommodate evolving interpretations of the provisions of Regulation AB.

Each of the Master Servicer, the Securities Administrator, the Custodian and any Servicing Function Participant engaged by any such party shall indemnify and hold harmless the Depositor and its Affiliates and each of their directors, officers, employees, agents, and affiliates from and against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon (a) any breach by such party of any of its obligations hereunder, including particularly its obligations to provide any Statement of Compliance, Assessment of Compliance or Accountant’s Attestation required under Sections 6.22, 6.23 and 6.24, respectively, or any information, data or materials required to be included in any Exchange Act report or (b) any material misstatement or material omission in any Statement of Compliance, Assessment of Compliance, Accountant’s Attestation delivered by it or by any Servicing Function Participation engaged by it pursuant to this Agreement or any Additional Form 10-D Disclosure, Additional Form 10-K Disclosure or Form 8-K Disclosure concerning such party.  If the indemnification provided for herein is unavailable or insufficient to hold harmless the Depositor or its Affiliates, as the case may be, then each such party agrees that it shall contribute to the amount paid or payable by the Depositor and its Affiliates, as applicable, as a result of any claims, losses, damages or liabilities incurred by such party, in such proportion as is appropriate to reflect the relative fault of the indemnified party on the one hand and the indemnifying party on the other.  This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.

ARTICLE VII

PURCHASE OF MORTGAGE LOANS AND TERMINATION OF THE TRUST FUND

Section 7.01                             Purchase of Mortgage Loans; Termination of Trust Fund Upon Purchase or Liquidation of All Mortgage Loans.

(a)           The respective obligations and responsibilities of the Trustee, the Securities Administrator and the Master Servicer created hereby (other than the obligation of the Securities Administrator to make payments to the Certificateholders as set forth in Section 7.02), shall terminate on the earliest of (i) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property, (ii) the distribution of proceeds in connection with the exercise of the Clean-up Call and (iii) the Distribution Date immediately following the Latest Possible Maturity Date; provided, however, that in no event shall the Trust Fund created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James’s, living on the date hereof.  Any termination of the Trust Fund shall be carried out in such a manner so that the termination of each REMIC included therein shall qualify as a “qualified liquidation” under the REMIC Provisions.

(b)           In connection with an exercise of the Clean-up Call, the Trustee, at the direction of the Securities Administrator, shall cause each REMIC to adopt a plan of complete liquidation by complying with the provisions of Section 7.03.

(c)           The Depositor, the Master Servicer, each Servicer, the Securities Administrator and the Custodian shall be reimbursed from the Clean-up Call Price for any Advances, Servicing Advances, accrued and unpaid Servicing Fees and Master Servicing Fees or other amounts with respect to the related Mortgage Loans that are reimbursable to such parties under this Agreement, the related Servicing Agreement or the Custodial Agreement prior to distributions to any Certificateholder.

(d)           On any date on which the Aggregate Stated Principal Balance is less than twenty percent (20%) of the Aggregate Stated Principal Balance as of the Cut-off Date, the Holder of the Class LT-R Certificate may terminate the Trust Fund by purchasing all of the Mortgage Loans and all property acquired in respect of any Mortgage Loan for the Clean-up Call Price.  The Holder of the Class LT-R Certificate shall provide to the Securities Administrator not less than thirty (30) days prior written notice of its intent to exercise its purchase and termination right under this Section 7.01(d) and comply with the requirements of this Article VII to effect a “qualified liquidation” under the REMIC Provisions.  The Holder of the Class LT-R Certificate is an express third party beneficiary of this Agreement, and shall have the same power and ability to exercise and enforce the rights stated to be provided to it hereunder as if it were a signatory hereto.  The Depositor, the Master Servicer, the Securities Administrator and the Trustee hereby consent to any such exercise.

(e)           If the Holder of the Class LT-R Certificate has not exercised its purchase and termination right pursuant to clause (d) above, then, on any date on which the Aggregate Stated Principal Balance is less than five percent (5%) of the Aggregate Stated Principal Balance as of the Cut-off Date, the Master Servicer may terminate the Trust Fund by purchasing all of the Mortgage Loans and all property acquired in respect of any Mortgage Loan for the Clean-up Call Price.  The Master Servicer shall provide to the Securities Administrator not less than thirty (30) days prior written notice of its intent to exercise its purchase and termination right under this Section 7.01(e) and comply with the requirements of this Article VII to effect a “qualified liquidation” under the REMIC Provisions.  The Depositor, the Securities Administrator and the Trustee hereby consent to any such exercise.

Section 7.02                             Procedure Upon Redemption and Termination of Trust Fund.

(a)           If on any Determination Date the Master Servicer determines that there are no outstanding Mortgage Loans, and no other funds or assets in the Trust Fund other than the funds in the Distribution Account, the Master Servicer shall direct the Securities Administrator promptly to send a final distribution notice to each Certificateholder.  Such notice shall specify (A) the Distribution Date upon which final distribution on the Certificates of all amounts required to be distributed to Certificateholders pursuant to Section 5.02 will be made upon presentation and surrender of the Certificates at the Certificate Registrar’s Corporate Trust Office, and (B) that the Record Date otherwise applicable to such Distribution Date is not applicable, distribution being made only upon presentation and surrender of the Certificates at the office or agency of the Certificate Registrar therein specified.  The Securities Administrator shall give such notice to the Trustee, the Master Servicer and the Certificate Registrar at the time such notice is given to Holders of the Certificates.  Upon any such termination, the duties of the Certificate Registrar with respect to the Certificates shall terminate.

Upon termination of the Trust Fund, the Securities Administrator shall terminate, or request the Master Servicer to terminate, the Distribution Account and any other account or fund maintained with respect to the Certificates, subject to the Securities Administrator’s obligation hereunder to hold all amounts payable to Certificateholders in trust without interest pending such payment.

(b)           In the event that all of the Holders do not surrender their Certificates for cancellation within three months after the time specified in the termination notice, the Securities Administrator shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto.  If within one year after the second notice any Certificates shall not have been surrendered for cancellation, the Securities Administrator may take appropriate steps to contact the remaining Certificateholders concerning surrender of such Certificates, and the cost thereof shall be paid out of the amounts distributable to such Holders.  If within two years after the second notice any Certificates shall not have been surrendered for cancellation, the Securities Administrator shall, subject to applicable state law relating to escheatment, hold all amounts distributable to such Holders for the benefit of such Holders.  No interest shall accrue on any amount held by the Securities Administrator and not distributed to a Certificateholder due to such Certificateholder’s failure to surrender its Certificate(s) for payment of the final distribution thereon in accordance with this Section.

(c)           Any reasonable expenses incurred by the Securities Administrator or the Trustee in connection with any redemption or termination or liquidation of the Trust Fund shall be reimbursed from proceeds received from the liquidation of the Trust Fund.

Section 7.03                             Additional Trust Fund Termination Requirements.

(a)           Any termination of the Trust Fund in connection with the Clean-up Call or involving any other sale of assets of the Trust Fund prior to the final payment or other liquidation of the last Mortgage Loan remaining in the Trust Fund shall be effected in accordance with the following additional requirements, unless the Securities Administrator and the Trustee receive an Opinion of Counsel (at the expense of the party exercising any right of termination), addressed to the Securities Administrator and the Trustee to the effect that the failure of the Trust Fund to comply with the requirements of this Section 7.03 will not result in an Adverse REMIC Event:

(i)           Within 89 days prior to the time of the making of the final payment on the Certificates, upon notification that a party intends to exercise its option to cause the termination of the Trust Fund, the Trustee, at the direction of the Securities Administrator, shall adopt a plan of complete liquidation of the Trust Fund on behalf of each REMIC, meeting the requirements of a qualified liquidation under the REMIC Provisions, in the form prepared and provided by the party exercising its termination right in connection with a Clean-up Call or by the Depositor in connection with any other termination of the Trust Fund;

(ii)           Any sale of the Mortgage Loans upon the exercise of a Clean-up Call shall be a sale for cash and shall occur at or after the time of adoption of such a plan of complete liquidation and prior to the time of making of the final payment on or credit to the Certificates, and upon the closing of such a sale, the Trustee shall deliver or cause the Custodian to deliver the Mortgage Loans to the purchaser thereof as instructed by the party exercising the Clean-up Call;

(iii)           On the date specified for final payment of the Certificates, the Securities Administrator shall make final distributions of principal and interest on the Certificates in accordance with Section 5.02 and, after payment of, or provision for payment of any outstanding expenses, distribute or credit, or cause to be distributed or credited, to the Holders of the Residual Certificates all cash on hand after such final payment (other than cash retained to meet claims), and the Trust Fund (and each REMIC) shall terminate at that time; and

(iv)           In no event may the final payment on or credit to the Certificates or the final distribution or credit to the Holders of the Residual Certificates be made after the 89th day from the date on which the plan of complete liquidation is adopted.

(b)           By its acceptance of a Residual Certificate, each Holder thereof hereby agrees to accept the plan of complete liquidation adopted by the Trustee at the direction of the Securities Administrator under this Section and to take such other action in connection therewith as may be reasonably requested by the Securities Administrator or any Servicer.

ARTICLE VIII

RIGHTS OF CERTIFICATEHOLDERS

Section 8.01                             Limitation on Rights of Holders.

(a)           The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder’s legal representatives or heirs to claim an accounting or take any action or proceeding in any court for a partition or winding up of this Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.  Except as otherwise expressly provided herein, no Certificateholder, solely by virtue of its status as a Certificateholder, shall have any right to vote or in any manner otherwise control the Trustee, the Master Servicer or the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association, nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

(b)           No Certificateholder, solely by virtue of its status as Certificateholder, shall have any right by virtue of or by availing itself of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of an Event of Default and of the continuance thereof, as hereinbefore provided, and unless, except as otherwise specified herein, the Holders of Certificates evidencing not less than 25% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class affected thereby shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the cost, expenses and liabilities to be incurred therein or thereby, and the Trustee, for sixty days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding and no direction inconsistent with such written request has been given such Trustee during such sixty-day period by such Certificateholders; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder, the Securities Administrator and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue of or by availing itself of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the benefit of all Certificateholders.  For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 8.02                             Access to List of Holders.

(a)           If the Trustee is not acting as Certificate Registrar, the Certificate Registrar will furnish or cause to be furnished to the Trustee, within fifteen days after receipt by the Certificate Registrar of a request by the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders of each Class as of the most recent Record Date.

(b)           If three or more Holders or Certificate Owners (hereinafter referred to as “Applicants”) apply in writing to the Certificate Registrar, and such application states that the Applicants desire to communicate with other Holders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such Applicants propose to transmit, then the Certificate Registrar shall, within five Business Days after the receipt of such application, afford such Applicants reasonable access during the normal business hours of the Certificate Registrar to the most recent list of Certificateholders held by the Certificate Registrar or shall, as an alternative, send, at the Applicants’ expense, the written communication proffered by the Applicants to all Certificateholders at their addresses as they appear in the Certificate Register.

(c)           Every Holder or Certificate Owner, if the Holder is a Clearing Agency, by receiving and holding a Certificate, agrees with the Depositor, the Master Servicer, the Securities Administrator, the Certificate Registrar and the Trustee that neither the Depositor, Master Servicer, the Securities Administrator, the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

Section 8.03                             Acts of Holders of Certificates.

(a)           Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Holders or Certificate Owners, if the Holder is a Clearing Agency, may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and the Securities Administrator and, where expressly required herein, to the Master Servicer.  Such instrument or instruments (as the action embodies therein and evidenced thereby) are herein sometimes referred to as an “Act” of the Holders signing such instrument or instruments.  Proof of execution of any such instrument or of a writing appointing any such agents shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee, the Securities Administrator and the Master Servicer, if made in the manner provided in this Section.  Each of the Trustee, the Securities Administrator and the Master Servicer shall promptly notify the others of receipt of any such instrument by it, and shall promptly forward a copy of such instrument to the others.

 (b)           The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments or deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof.  Whenever such execution is by an officer of a corporation or a member of a partnership on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority.  The fact and date of the execution of any such instrument or writing, or the authority of the individual executing the same, may also be proved in any other manner which the Trustee or the Securities Administrator deems sufficient.

(c)           The ownership of Certificates (whether or not such Certificates shall be overdue and notwithstanding any notation of ownership or other writing thereon made by anyone other than the Trustee) shall be proved by the Certificate Register, and none of the Trustee, the Securities Administrator, the Master Servicer or the Depositor shall be affected by any notice to the contrary.

(d)           Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Certificate shall bind every future Holder of the same Certificate and the Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee, the Securities Administrator or the Master Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate.

ARTICLE IX

ADMINISTRATION AND SERVICING OF MORTGAGE LOANS BY THE MASTER SERVICER

Section 9.01                             Duties of the Master Servicer; Enforcement of Servicer’s and Master Servicer’s Obligations.

(a)           The Master Servicer, on behalf of the Trustee and the Certificateholders shall, from and after the Closing Date, monitor the performance of the Servicers under the Servicing Agreements.  In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with Accepted Master Servicing Practices. Furthermore, the Master Servicer shall consult with each Servicer as necessary from time to time to carry out the Master Servicer’s obligations hereunder, shall receive and review all reports, information and other data provided to the Master Servicer by each Servicer and shall enforce the obligation of each Servicer duly and punctually to perform and observe the covenants, duties, obligations and conditions to be performed or observed by such Servicer under the related Servicing Agreement.  The Master Servicer shall independently and separately monitor each Servicer’s servicing activities with respect to each related Mortgage Loan in respect of the provisions of the applicable Servicing Agreement, reconcile the reports and other data provided to the Master Servicer pursuant to the previous sentence on a monthly basis based on the Mortgage Loan data provided to the Master Servicer by or on behalf of the Depositor on the Closing Date (upon which data the Master Servicer shall be entitled to rely and with respect to which the Master Servicer shall have no obligation to confirm or verify) and coordinate corrective adjustments to each Servicer’s and the Master Servicer’s records, and based on such reconciled and corrected information, the Master Servicer shall provide such information to the Securities Administrator as shall be necessary in order for it to prepare the statements specified in Section 4.02, and prepare any other information and statements required to be forwarded by the Master Servicer hereunder. The Master Servicer shall reconcile the results of its Mortgage Loan monitoring with the actual remittances of each Servicer to the Distribution Account pursuant to the related Servicing Agreement.  In its review of the activities of any Servicer, the Master Servicer may rely upon an Officer’s Certificate of such Servicer (or similar document signed by an officer of such Servicer), and such Servicer’s Assessment of Compliance and related Accountant’s Attestation or other accountants’ report provided to the Master Servicer pursuant to the related Servicing Agreement, with regard to such Servicer’s compliance with the terms of its Servicing Agreement.  Subject to Section 9.08, the Master Servicer shall not be responsible or liable for the day-to-day servicing activities of any Servicer or for any unlawful act or omission, breach, negligence, fraud, willful misconduct or bad faith of any Servicer.  Notwithstanding any provision of this Agreement, the Master Servicer shall have no duty to review any loss mitigation decisions of any Servicer (including without limitation the calculation of realized losses and gains and the management and disposition of any REO Properties) or any actions of the Trustee or the Controlling Holder in connection therewith.

Upon the occurrence of an event that, unless cured, would constitute grounds for termination of a Servicer under the related Servicing Agreement, the Master Servicer shall promptly notify the Trustee and the Depositor thereof, and shall specify in such notice the action, if any, the Master Servicer is taking in respect of such default.  So long as any such event of default shall be continuing, the Master Servicer may, and shall, if it determines such action to be in the best interests of Certificateholders, (i) terminate all of the rights and powers of such Servicer pursuant to the applicable provisions of the Servicing Agreement; (ii) exercise any rights it may have to enforce the Servicing Agreement against such Servicer; and/or (iii) waive any such default under the Servicing Agreement or take any other action with respect to such default as is permitted thereunder.  Notwithstanding the immediately preceding sentence, if the event of default is the failure of a Servicer to remit any payment required to be made under the terms of the applicable Servicing Agreement, and such failure continues unremedied for the duration of the applicable grace period, then the Master Servicer shall terminate all of the rights and powers of such Servicer pursuant to the applicable provisions of the related Servicing Agreement, unless any waiver described under Section 6.16 shall have been obtained.

(b)           Upon any termination by the Master Servicer of a Servicer’s rights and powers pursuant to the related Servicing Agreement, the rights and powers of the Servicer with respect to the related Mortgage Loans shall vest in the Master Servicer and the Master Servicer shall be the successor in all respects to such Servicer in its capacity as Servicer with respect to such Mortgage Loans under the related Servicing Agreement, unless or until the Master Servicer shall have appointed, with the consent of the Trustee, such consent not to be unreasonably withheld, and in accordance with the applicable provisions of the related Servicing Agreement, a new Fannie Mae- or Freddie Mac-approved Person that is a member in good standing of MERS to serve as successor to the Servicer; provided, however, that no Trustee consent shall be required if the successor servicer is a Person that was a Servicer on the Closing Date; provided, further, that it is understood and agreed by the parties hereto that there will be a period of transition (not to exceed 90 days) before the actual servicing functions can be fully transferred to a successor servicer (including the Master Servicer). With such consent, the Master Servicer may elect to continue to serve as successor servicer under the Servicing Agreement. Upon appointment of a successor servicer, as authorized under this Section 9.01(b), unless the successor servicer shall have assumed the obligations of the terminated Servicer under such Servicing Agreement, the Master Servicer, the Trustee and such successor servicer shall enter into a servicing agreement in a form substantially similar to the affected Servicing Agreement. In connection with any such appointment, the Master Servicer may make such arrangements for the compensation of such successor servicer as it and such successor shall agree.  The Master Servicer in its sole discretion shall have the right to agree to compensation of a successor servicer in excess of that permitted to a Servicer under the Servicing Agreements if such increase is, in its good faith and judgment,  necessary or advisable to engage a successor servicer.  Notwithstanding anything herein to the contrary, in no event shall the Master Servicer be liable for any Servicing Fee or for any differential between the amount of the Servicing Fee paid to the original servicer and the amount necessary to induce any successor servicer to act as successor servicer hereunder.  To the extent the successor servicer assumes the obligations of the terminated Servicer under the applicable Servicing Agreement, the Master Servicer may amend such Servicing Agreement to effect such change to the Servicing Fee without the consent of the Certificateholders.

The Master Servicer shall pay the costs of such enforcement (including the termination of any Servicer, the appointment of a successor servicer or the transfer and assumption of the servicing by the Master Servicer) at its own expense and shall be reimbursed therefor initially (i) by the terminated Servicer, (ii) from a general recovery resulting from such enforcement only to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loans, (iii) from a specific recovery of costs, expenses or attorney’s fees against the party against whom such enforcement is directed, or (iv) to the extent that such amounts described in (i)-(iii) above are not received by the Master Servicer within 30 days of the Master Servicer's request for reimbursement therefor, from the Trust Fund, as provided in Section 9.04.  To the extent the Master Servicer recovers amounts described in (i)-(iii) above subsequent to its reimbursement from the Trust Fund pursuant to (iv) above, then the Master Servicer promptly will reimburse such amounts to the Trust Fund.

If the Master Servicer assumes the servicing with respect to any of the Mortgage Loans, it will not assume liability for the representations and warranties of any Servicer it replaces or for the errors or omissions of such Servicer.

(c)           Upon any termination of a Servicer’s rights and powers pursuant to the applicable Servicing Agreement, the Master Servicer shall promptly notify the Trustee, the Securities Administrator and the Rating Agency, specifying in such notice that the Master Servicer or any successor servicer, as the case may be, has succeeded the Servicer under the Servicing Agreement, which notice shall also specify the name and address of any such successor servicer.

Section 9.02                             Assumption of Master Servicing by Trustee.

(a)           In the event the Master Servicer shall for any reason no longer be the Master Servicer (including by reason of any Event of Default under this Agreement), the Trustee shall thereupon, in accordance with the terms of Section 6.14 hereof, assume all of the rights and obligations of such Master Servicer hereunder and under each Servicing Agreement entered into with respect to the Mortgage Loans or shall appoint as successor master servicer a Fannie-Mae or Freddie Mac-approved servicer that is acceptable to the Depositor and the Rating Agency. The Trustee, its designee or any successor master servicer appointed by the Trustee shall be deemed to have assumed all of the replaced Master Servicer’s interest herein and, with respect to each Servicing Agreement, shall be deemed to have assumed all of the replaced Master Servicer's interest therein to the same extent as if such Servicing Agreement had been assigned to the assuming party; provided that the replaced Master Servicer shall not thereby be relieved of any liability or obligations of such replaced Master Servicer under such Servicing Agreement accruing prior to its replacement as Master Servicer, and shall be liable to the Trustee or any successor master servicer therefor, and hereby agrees to indemnify and hold harmless the Trustee or any successor master servicer from and against all costs, damages, expenses and liabilities (including reasonable attorneys’ fees) incurred by the Trustee or any successor master servicer as a result of such liability or obligations of the replaced Master Servicer and in connection with the Trustee’s or such successor master servicer’s assumption (but not its performance, except to the extent that costs or liability of the Trustee or any successor master servicer are created or increased as a result of negligent or wrongful acts or omissions of the replaced Master Servicer prior to its replacement as Master Servicer) of the Master Servicer’s obligations, duties or responsibilities thereunder.

(b)           The replaced Master Servicer shall, upon request of the Trustee but at the expense of such replaced Master Servicer, deliver to the assuming party all documents and records relating to each Servicing Agreement and the related Mortgage Loans and an accounting of amounts collected and held by it, and otherwise use its best efforts to effect the orderly and efficient transfer of each Servicing Agreement to the assuming party.

Section 9.03                             Representations, Warranties and Covenants of the Master Servicer.

(a)           The Master Servicer hereby represents and warrants to the Depositor, the Securities Administrator (to the extent that the Master Servicer and the Securities Administrator are not the same Person) and the Trustee, for the benefit of the Certificateholders, as of the Closing Date that:

(i)           it is validly existing and in good standing under the laws of the United States of America as a national banking association, and as Master Servicer has full power and authority to transact any and all business contemplated by this Agreement and to execute, deliver and comply with its obligations under the terms of this Agreement, the execution, delivery and performance of which have been duly authorized by all necessary corporate action on the part of the Master Servicer;

(ii)           the execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not (A) violate the Master Servicer’s charter or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Master

Servicer is a party or by which it is bound or to which any of its assets are subject, which violation, default or breach would materially and adversely affect the Master Servicer’s ability to perform its obligations under this Agreement;

(iii)           this Agreement constitutes, assuming due authorization, execution and delivery hereof by the other respective parties hereto, a legal, valid and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors’ rights in general, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

(iv)           the Master Servicer is not in default with respect to any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency to the extent that any such default would materially and adversely affect its performance hereunder;

(v)           the Master Servicer is not a party to or bound by any agreement or instrument or subject to any charter provision, bylaw or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that may materially and adversely affect its ability as Master Servicer to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Master Servicer of its obligations under this Agreement;

(vi)           no litigation is pending or, to the best of the Master Servicer’s knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

(vii)           the Master Servicer, or an affiliate thereof the primary business of which is the servicing of conventional residential mortgage loans, is a Fannie Mae- or Freddie Mac-approved seller/servicer;

            (viii)           no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Master Servicer of or compliance by the Master Servicer with this Agreement or the consummation of the transactions contemplated by this Agreement, except such consents, approvals, authorizations and orders (if any) as have been obtained; and

(ix)           the consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Master Servicer.

(b)           It is understood and agreed that the representations and warranties set forth in this Section shall survive the execution and delivery of this Agreement. In addition to any indemnity required pursuant to Section 6.25 hereof, the Master Servicer shall indemnify the Depositor, the Securities Administrator (to the extent that the Master Servicer and the Securities Administrator are not the same Person) and the Trustee and hold them harmless against any loss, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a material breach of the Master Servicer’s representations and warranties contained in Section 9.03(a) or any failure by the Master Servicer to deliver any information, report, certification, accountants’ letter or other material when and as required under this Agreement. It is understood and agreed that the enforcement of the obligation of the Master Servicer set forth in this Section to indemnify the Depositor, the Securities Administrator and the Trustee as provided in this Section 9.03(b) constitutes the sole remedy (other than as set forth in Section 6.14) of the Depositor, the Securities Administrator and the Trustee, respecting a breach of the foregoing representations and warranties. Such indemnification shall survive any termination of the Master Servicer as Master Servicer hereunder, and any termination of this Agreement.

Any cause of action against the Master Servicer relating to or arising out of the breach of any representations and warranties made in this Section 9.03(b) shall accrue upon discovery of such breach by either the Depositor, the Master Servicer or the Trustee or written notice thereof by any one of such parties to the other parties.

The Master Servicer shall not be responsible for the validity, priority, perfection or sufficiency of the security of the Certificates issued or intended to be issued hereunder.

(c)           The Master Servicer covenants and agrees that it shall not hold or purchase any Certificate if its holding or purchase of such Certificate (or interest therein) would cause the Master Servicer to be required to consolidate any assets of the Trust Fund on its financial statements under U.S. generally accepted accounting principles (“Consolidate” or “Consolidation”).  The Master Servicer shall be deemed to have represented by virtue of its purchase or holding of such Certificate (or interest therein) that its holding or purchase of such Certificate (or interest therein) will not cause the Master Servicer to be required to Consolidate any assets of the Trust on its financial statements.

If the Master Servicer's holding or purchase of a Certificate (or interest therein) does in fact cause such Consolidation, then the last preceding transferee that is not required to Consolidate shall be restored, to the extent permitted by law, to all rights and obligations as owner of such Certificate retroactive to the date of such transfer of such Certificate.  If the Master Servicer holds or purchases a Certificate (or interest therein) in violation of the restrictions in this Section 9.03(c) and to the extent that the retroactive restoration of the rights of the owner of such Certificate as described in the immediately preceding sentence shall be invalid, illegal or unenforceable, then the Securities Administrator shall have the right, without notice to the owner or any prior owner of such Certificate, to sell such Certificate to a purchaser selected by the Securities Administrator on such terms as the Securities Administrator may choose.  The Master Servicer shall promptly endorse and deliver such Certificate in accordance with the instructions of the Securities Administrator.  The proceeds of such sale, net of the commissions (which may include commissions payable to the Securities Administrator or its affiliates), expenses and taxes due, if any, shall be remitted by the Securities Administrator to the Master Servicer.  The terms and conditions of any sale under this Section 9.03(c) shall be determined in the sole discretion of the Securities Administrator, and the Securities Administrator shall not be liable to any owner of a Certificate as a result of its exercise of such discretion.  The Master Servicer shall indemnify and hold harmless the Depositor and the Trust Fund from and against any and all losses, liabilities, claims, costs or expenses incurred by such parties as a result of such holding or purchase by the Master Servicer resulting in a Consolidation.

(b)           The Master Servicer covenants and agrees that it shall not transfer its master servicing rights and duties under this Agreement to an insured depository institution, as such term is defined in the Federal Deposit Insurance Act (an “insured depository institution”, and any such insured depository institution in such capacity, a “master servicer transferee”) unless the Master Servicer shall have received a representation from the master servicer transferee that the acquisition of such master servicing rights and duties will not cause the master servicer transferee to be required to Consolidate any assets of the Trust Fund on its financial statements.  Any master servicer transferee shall be deemed to have represented by virtue of its acquisition of such master servicing rights and duties that such acquisition will not cause Consolidation.  Any master servicer transferee whose acquisition of such master servicing rights and duties was effected in violation of the restrictions in this Section 9.03(b) shall indemnify and hold harmless the Master Servicer, the Depositor and the Trust Fund from and against any and all losses, liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition.

Section 9.04                             Compensation to the Master Servicer.

The Master Servicer shall be entitled to be paid from the Trust Fund, and shall either retain or withdraw from the Distribution Account, (i) its Master Servicing Fee with respect to each Distribution Date, (ii) all amounts necessary to reimburse itself for any previously unreimbursed Advances, Servicer Advances and Nonrecoverable Advances in accordance with the definition of “Available Distribution Amount” and (iii) in accordance with the second paragraph of Section 9.01(b), the cost of any enforcement action taken by it under Section 9.01 hereof, including, without limitation, any costs incurred in connection with the termination of a Servicer, the appointment of a successor servicer or the transfer and assumption of the servicing by the Master Servicer.  The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefor except as provided in this Agreement.

In addition, the Depositor agrees, except as otherwise expressly provided herein, to reimburse the Master Servicer, upon its request, for all reasonable expenses, disbursements and advances incurred or made by the Master Servicer in connection with the performance of its duties hereunder (including the reasonable compensation and the expenses and disbursements of its agents and counsel), to the extent not otherwise reimbursed pursuant to this Agreement, except any such expense, disbursement or advance as may be attributable to its willful misfeasance, bad faith or negligence.

Section 9.05                             Merger or Consolidation.

Any Person into which the Master Servicer may be merged or consolidated, or any Person resulting from any merger, conversion, other change in form or consolidation to which the Master Servicer shall be a party, or any Person succeeding to the business of the Master Servicer, shall be the successor to the Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or resulting Person to the Master Servicer or any Affiliate thereof whose primary business is the servicing of conventional residential mortgage loans shall be a Person that shall be qualified and approved to service mortgage loans for Fannie Mae or Freddie Mac and shall have a net worth of not less than $15,000,000.

Section 9.06                             Resignation of Master Servicer.

Except as otherwise provided in Sections 9.05 and 9.07 hereof, the Master Servicer shall not resign from the obligations and duties hereby imposed on it unless the Master Servicer’s duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it and such conflict cannot be cured. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel that shall be Independent to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee shall have assumed, or a successor master servicer shall have been appointed by the Trustee and until such successor shall have assumed, the Master Servicer’s responsibilities and obligations under this Agreement. Notice of such resignation shall be given promptly by the Master Servicer and the Depositor to the Trustee.

If, at any time, the Master Servicer resigns under this Section 9.06, or transfers or assigns its rights and obligations under Section 9.07, or is removed as Master Servicer pursuant to Section 6.14, then at such time Wells Fargo Bank, N.A. also shall resign (and shall be entitled to resign) as Securities Administrator, Paying Agent, Authenticating Agent and Certificate Registrar under this Agreement. In such event, the obligations of each such party shall be assumed by the Trustee or such successor master servicer appointed by the Trustee (subject to the provisions of Section 9.02(a)).

Section 9.07                             Assignment or Delegation of Duties by the Master Servicer.

Except as expressly provided herein, the Master Servicer shall not assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Master Servicer hereunder; provided, however, that the Master Servicer shall have the right with the prior written consent of the Trustee and the Depositor (which consent shall not be unreasonably withheld), to delegate or assign to or subcontract with or authorize or appoint any qualified Person to perform and carry out any duties, covenants or obligations to be performed and carried out by the Master Servicer hereunder.  Notice of such permitted assignment shall be given promptly by the Master Servicer to the Depositor and the Trustee.  If, pursuant to any provision hereof, the duties of the Master Servicer are transferred to a successor master servicer, the entire amount of the Master Servicing Fee and other compensation payable to the Master Servicer pursuant hereto shall thereafter be payable to such successor master servicer. Such successor master servicer shall also pay the fees of the Trustee and the Securities Administrator, as provided herein, and of the Custodian, as provided in the Custodial Agreement.

Section 9.08                             Limitation on Liability of the Master Servicer and Others.

Neither the Master Servicer nor any of the directors, officers, employees or agents of the Master Servicer shall be under any liability to the Trustee or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Master Servicer or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in its performance of its duties or by reason of reckless disregard for its obligations and duties under this Agreement. The Master Servicer and any director, officer, employee or agent of the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Master Servicer shall be under no obligation to appear in, prosecute or defend any legal action that is not incidental to its duties to master service the Mortgage Loans in accordance with this Agreement and that in its opinion may involve it in any expenses or liability; provided, however, that the Master Servicer may in its sole discretion undertake any such action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund and the Master Servicer shall be entitled to be reimbursed therefor out of the Distribution Account.

The Master Servicer shall not be liable for any acts or omissions of any Servicer except to the extent that damages or expenses are incurred as a result of such act or omissions and such damages and expenses would not have been incurred but for the negligence, willful misfeasance, bad faith or recklessness of the Master Servicer in supervising, monitoring and overseeing the obligations of the Servicers under this Agreement.

Section 9.09                             Indemnification; Third-Party Claims.

In addition to any indemnity required pursuant to Section 6.25 hereof, the Master Servicer agrees to indemnify the Depositor, the Securities Administrator (to the extent that the Master Servicer and the Securities Administrator are not the same Person) and the Trustee, and hold them harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, liability, fees and expenses that the Depositor, the Securities Administrator or the Trustee may sustain as a result of the Master Servicer’s willful misfeasance, bad faith or negligence in the performance of its duties hereunder or by reason of its reckless disregard for its obligations and duties under this Agreement. The Depositor, the Securities Administrator (to the extent that the Master Servicer and the Securities Administrator are not the same Person) and the Trustee shall immediately notify the Master Servicer if a claim is made by a third party with respect to this Agreement or the Mortgage Loans entitling the Depositor, the Securities Administrator (to the extent that the Master Servicer and the Securities Administrator are not the same Person) or the Trustee to indemnification under this Section 9.09, whereupon the Master Servicer shall assume the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or them in respect of such claim.

Section 9.10                             Master Servicer Fidelity Bond and Master Servicer Errors and Omissions Insurance Policy.

The Master Servicer, at its expense, shall maintain in effect a blanket fidelity bond and an errors and omissions insurance policy, affording coverage with respect to all directors, officers, employees and other Persons acting on such Master Servicer’s behalf, and covering errors and omissions in the performance of the Master Servicer’s obligations hereunder. The errors and omissions insurance policy and the fidelity bond shall be in such form and amount generally acceptable for entities serving as master servicers or trustees.

ARTICLE X

REMIC ADMINISTRATION

Section 10.01                             REMIC Administration.

(a)           REMIC elections as set forth in the Preliminary Statement to this Agreement shall be made by the Trustee at the direction of the Securities Administrator on Forms 1066 or other appropriate federal tax or information return for the taxable year ending on the last day of the calendar year in which the Certificates are issued.  The regular interests and residual interest in each REMIC shall be as designated in the Preliminary Statement to this Agreement.

(b)           The Closing Date is hereby designated as the “Startup Day” of each REMIC within the meaning of section 86OG(a)(9) of the Code.  The “latest possible maturity date” for purposes of Treasury Regulation 1.86OG-1(a)(4) will be the Latest Possible Maturity Date.

(c)           The Securities Administrator shall represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto.  The Securities Administrator shall pay any and all tax-related expenses (not including taxes) of each REMIC, including but not limited to any professional fees or expenses related to audits or any administrative or judicial proceedings with respect to such REMIC that involve the Internal Revenue Service or state tax authorities, but only to the extent that (i) such expenses are ordinary or routine expenses, including expenses of a routine audit but not expenses of litigation (except as described in (ii)); or (ii) such expenses or liabilities (including taxes and penalties) are attributable to the negligence or willful misconduct of the Securities Administrator in fulfilling its duties hereunder (including its duties as tax return preparer).  The Securities Administrator shall be entitled to reimbursement of expenses to the extent provided in clause (i) above from the Distribution Account; provided, however, the Securities Administrator shall not be entitled to reimbursement for expenses incurred in connection with the preparation of tax returns and other reports required under Section 6.20 and this Section.

(d)           The Securities Administrator shall prepare and file, and the Trustee shall sign, as instructed by the Securities Administrator, all of each REMIC’s federal and appropriate state tax and information returns as such REMIC’s direct representative.  The expenses of preparing and filing such returns shall be borne by the Securities Administrator.  In preparing such returns, the Securities Administrator shall, with respect to each REMIC created hereunder other than the Upper-Tier REMIC (each such REMIC, a “Non-Upper-Tier REMIC”):  (i) treat the accrual period for interests in such Non-Upper-Tier REMIC as the calendar month; (ii) account for distributions made from such Non-Upper-Tier REMIC as made on the first day of each succeeding calendar month; (iii) use the aggregation method provided in Treasury Regulation section 1.1275-2(c); and (iv) account for income and expenses related to such Non-Upper-Tier REMIC in the manner resulting in the lowest amount of excess inclusion income possible accruing to the Holder of the residual interest in such Non-Upper-Tier REMIC.

(e)           The Securities Administrator or its designee shall perform on behalf of each REMIC all reporting and other tax compliance duties that are the responsibility of such REMIC under the Code, the REMIC Provisions, or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority.  Among its other duties, if required by the Code, the REMIC Provisions, or other such guidance, the Securities Administrator shall provide (i) to the Treasury or other governmental authority such information as is necessary for the application of any tax relating to the transfer of a Residual Certificate to any disqualified person or organization pursuant to Treasury Regulation 1.860E-2(a)(5) and any person designated in Section 860E(e)(3) of the Code and (ii) to the Trustee such information as is necessary for the Trustee to provide to the Certificateholders such information or reports as are required by the Code or REMIC Provisions.

(f)           The Trustee, the Securities Administrator, the Master Servicer and the Holders of Certificates shall, to the extent within their knowledge and control, take such actions as may be necessary to maintain the status of each REMIC as a REMIC under the REMIC Provisions and shall assist each other as necessary to maintain such status.  None of the Trustee, the Securities Administrator, the Master Servicer or the Holder of any Residual Certificate shall knowingly take any action, cause any REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could result in an Adverse REMIC Event unless the Trustee, the Securities Administrator and the Master Servicer have received an Opinion of Counsel (at the expense of the party seeking to take such action or not to take such action) to the effect that the contemplated action (or inaction, as the case may be) will not cause an Adverse REMIC Event.  In addition, prior to taking any action with respect to any REMIC or the assets therein, or causing any REMIC to take any action, which is not expressly permitted under the terms of this Agreement, any Holder of a Residual Certificate will consult with the Trustee, the Securities Administrator, the Master Servicer or their respective designees, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any REMIC, and no such Person shall take any such action or cause any REMIC to take any such action as to which the Trustee, the Securities Administrator or the Master Servicer has advised it in writing that an Adverse REMIC Event could occur; provided, however, that if no Adverse REMIC Event would occur but such action could result in the imposition of additional taxes on the Residual Certificateholders, no such Person shall take any such action, or cause any REMIC to take any such action without the written consent of the other Residual Certificateholders.  The Trustee, the Securities Administrator and the Master Servicer may consult with counsel (and conclusively rely upon the advice of such counsel) to make such written advice, and the cost of the same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event shall such cost be an expense of the Trustee, Securities Administrator or the Master Servicer.

(g)           Each Holder of a Residual Certificate shall pay when due any and all taxes imposed on the related REMIC by federal or state governmental authorities.  To the extent that such taxes are not paid by a Residual Certificateholder, the Securities Administrator or the Paying Agent shall pay any remaining REMIC taxes out of current or future amounts otherwise distributable to the Holder of the Residual Certificate in any such REMIC or, if no such amounts are available, out of other amounts held in the Distribution Account, and shall reduce amounts otherwise payable to holders of regular interests in any such REMIC, as the case may be.

(h)           The Securities Administrator shall, for federal income tax purposes, maintain books and records with respect to each REMIC on a calendar year and on an accrual basis.

(i)           No additional contributions of assets shall be made to any REMIC, except as expressly provided in this Agreement.

(j)           None of the Trustee, the Securities Administrator nor the Master Servicer shall enter into any arrangement by which any REMIC will receive a fee or other compensation for services.

(k)           The Holder (or, if there is more than one such Holder, the Holder with the largest Percentage Interest) of the Class LT-R Certificate is hereby designated as “tax matters person” with respect to the Lower-Tier REMIC and the Holder of the Class R Certificate (or, if there is more than one such Holder, the Holder with the largest Percentage Interest) is hereby designated as “tax matters person” with respect to the Upper-Tier REMIC and each such Holder shall be deemed by the acceptance of its Certificate to have appointed the Securities Administrator to act as its agent to perform the duties of the “tax matters person” for each such REMIC.

Section 10.02                             Prohibited Transactions and Activities.

None of the Depositor, the Master Servicer or the Trustee shall sell, dispose of, or substitute for any of the Mortgage Loans, except in a disposition pursuant to (i) the foreclosure of a Mortgage Loan,

(ii) the bankruptcy of the Trust Fund, (iii) the termination of each REMIC pursuant to Article VII of this Agreement or (iv) a repurchase of Mortgage Loans pursuant to Article II of this Agreement, nor acquire any assets for any REMIC, nor sell or dispose of any investments in the Distribution Account for gain, nor accept any contributions to any REMIC after the Closing Date, unless it has received an Opinion of Counsel (at the expense of the party causing such sale, disposition, or substitution) that such disposition, acquisition, substitution, or acceptance will not (a) result in an Adverse REMIC Event, (b)  adversely affect the distribution of interest or principal on the Certificates or (c) result in the encumbrance of the assets transferred or assigned to the Trust Fund (except pursuant to the provisions of this Agreement).

Section 10.03                             Indemnification With Respect to Prohibited Transactions or Loss of REMIC Status.

Upon the occurrence of an Adverse REMIC Event due to the negligent performance by either the Securities Administrator or the Master Servicer of its duties and obligations set forth herein, the Securities Administrator or the Master Servicer, as applicable, shall indemnify the Certificateholders of the related Residual Certificate against any and all losses, claims, damages, liabilities or expenses (“Losses”) resulting from such negligence; provided, however, that neither the Securities Administrator nor the Master Servicer shall be liable for any such Losses attributable to the action or inaction of the Depositor, the Trustee or the Holder of the Residual Certificate, nor for any such Losses resulting from misinformation provided by any of the foregoing parties on which the Securities Administrator or the Master Servicer, as applicable, has relied.  Notwithstanding the foregoing, however, in no event shall the Securities Administrator or the Master Servicer have any liability (1) for any action or omission that is taken in accordance with and in compliance with the express terms of, or which is expressly permitted by the terms of, this Agreement or under any Servicing Agreement, (2) for any Losses other than arising out of malfeasance, willful misconduct or negligent performance by the Securities Administrator or the Master Servicer, as applicable, of its duties and obligations set forth herein, and (3) for any special or consequential damages to Certificateholders of the related Residual Certificate (in addition to payment of principal and interest on the Certificates).

Section 10.04                             REO Property.

(a)           Notwithstanding any other provision of this Agreement, the Master Servicer, acting on behalf of the Trustee hereunder, shall not, except to the extent provided in the applicable Servicing Agreement, knowingly permit any Servicer to rent, lease, or otherwise earn income on behalf of any REMIC with respect to any REO Property which might cause an Adverse REMIC Event unless the applicable Servicer has provided to the Trustee and the Securities Administrator an Opinion of Counsel concluding that, under the REMIC Provisions, such action would not result in an Adverse REMIC Event.

(b)           If there is no Controlling Holder under this Agreement, the Depositor shall cause the applicable Servicer (to the extent provided in the related Servicing Agreement) to make reasonable efforts to sell any REO Property for its fair market value. In any event, however, the Depositor shall, or shall cause the applicable Servicer (to the extent provided in the related Servicing Agreement) to, dispose of any REO Property within three years of its acquisition by the Trust Fund unless the Depositor or the applicable Servicer (on behalf of the Trust Fund) has received an extension from the Internal Revenue Service to the effect that, under the REMIC Provisions and any relevant proposed legislation and under applicable state law, the REMIC may hold REO Property for a longer period without causing an Adverse REMIC Event. If such an extension has been received, then the Depositor, acting on behalf of the Trustee hereunder, shall, or shall cause the applicable Servicer to, continue to attempt to sell the REO Property for its fair market value for such period longer than three years as such extension permits (the “Extended Period”). If such an extension has not been received and the Depositor or the applicable Servicer, acting on behalf of the Trust Fund hereunder, is unable to sell the REO Property within 33 months after its acquisition by the Trust Fund, or if such an extension has been received and the Depositor or the applicable Servicer is unable to sell the REO Property within the period ending three months before the close of the Extended Period, the Depositor shall cause the applicable Servicer, before the end of the three year period or the Extended Period, as applicable, to (i) purchase such REO Property at a price equal to the REO Property’s fair market value or (ii) auction the REO Property to the highest bidder (which may be the applicable Servicer) in an auction reasonably designed to produce a fair price prior to the expiration of the three-year period or the Extended Period, as the case may be.

ARTICLE XI

MISCELLANEOUS PROVISIONS

Section 11.01                             Binding Nature of Agreement; Assignment.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Section 11.02                             Entire Agreement.

This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof.  The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof.

Section 11.03                             Amendment.

(a)           This Agreement may be amended from time to time by written agreement between the Depositor, the Master Servicer, the Securities Administrator and the Trustee, without notice to or the consent of any of the Holders, (i) to cure any ambiguity or mistake, (ii) to cause the provisions herein to conform to or be consistent with or in furtherance of the statements made with respect to the Certificates, the Trust Fund or this Agreement in the Prospectus, or to correct or supplement any provision herein which may be inconsistent with any other provisions herein or with the provisions of any Servicing Agreement, (iii) to make any other provisions with respect to matters or questions arising under this Agreement, (iv) to add, delete, or amend any provisions to the extent necessary or desirable to comply with any requirements imposed by the Code and the REMIC Provisions or (v) if necessary in order to avoid a violation of any applicable law or regulation.  No such amendment effected pursuant to the preceding sentence shall, as evidenced by an Opinion of Counsel, result in an Adverse REMIC Event, nor shall such amendment effected pursuant to clause (iii) of such sentence adversely affect in any material respect the interests of any Holder.  Prior to entering into any amendment without the consent of Holders pursuant to this paragraph, the Trustee shall be provided with an Opinion of Counsel (at the expense of the party requesting such amendment) to the effect that such amendment is permitted under this Agreement and, with respect to an amendment effected pursuant to clause (v) above, to the effect that such amendment is necessary in order to avoid a violation of such applicable law.

(b)           This Agreement may also be amended from time to time by the Depositor, the Master Servicer, the Securities Administrator and the Trustee, with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners.

(c)           Promptly after the execution of any such amendment, the Trustee shall furnish written notification of the substance of such amendment to each Holder, the Depositor and the Rating Agency.  The Securities Administrator and the Certificate Registrar shall cooperate with the Trustee in connection with the Trustee's obligations under this Section 11.03.

(d)           It shall not be necessary for the consent of Holders under this Section 10.03 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.  The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Holders shall be subject to such reasonable regulations as the Trustee may prescribe.

(e)           Notwithstanding anything to the contrary in any Servicing Agreement, the Trustee shall not consent to any amendment of any Servicing Agreement except pursuant to the standards provided in this Section with respect to amendment of this Agreement.  In addition, none of the Trustee, the Master Servicer, the Securities Administrator or the Depositor shall consent to any amendment to any Servicing Agreement unless prior written notice of the substance of such amendment has been delivered to the Rating Agency.

(f)           Prior to the execution of any amendment to this Agreement, each of the Trustee and the Securities Administrator shall be entitled to receive and conclusively rely on an Opinion of Counsel (at the expense of the Person seeking such amendment) stating that the execution of such amendment is authorized and permitted by this Agreement.  The Trustee and the Securities Administrator may, but shall not be obligated to, enter into any such amendment which affects the Trustee’s or the Securities Administrator’s own rights, duties or immunities under this Agreement.

Section 11.04                             Voting Rights.

Except to the extent that the consent of all affected Certificateholders is required pursuant to this Agreement, with respect to any provision of this Agreement requiring the consent of Certificateholders representing specified percentages of aggregate outstanding Certificate Principal Amount or Class Notional Amount (or Percentage Interest), Certificates owned by the Depositor, the Master Servicer, the Securities Administrator, the Trustee, any Servicer or any Affiliate thereof are not to be counted so long as such Certificates are owned by the Depositor, the Master Servicer, the Securities Administrator, the Trustee, any Servicer or any Affiliate thereof.

Section 11.05                             Provision of Information.

(a)           For so long as any of the Certificates of any Class are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, each of the Depositor, the Master Servicer, the Securities Administrator and the Trustee agree to cooperate with each other to provide to any Certificateholders and to any prospective purchaser of Certificates designated by such holder, upon the request of such holder or prospective purchaser, any information required to be provided to such holder or prospective purchaser to satisfy the condition set forth in Rule 144A(d)(4) under the Securities Act.  Any reasonable, out-of-pocket expenses incurred by the Trustee, the Master Servicer or the Securities Administrator in providing such information shall be reimbursed by the Depositor.

(b)           The Securities Administrator shall provide to any person to whom a Prospectus was delivered, upon the written request of such person specifying the document or documents requested, (i) a copy (excluding exhibits) of any report on Form 8-K, Form 10-D or Form 10-K (or other prescribed form) filed with the Securities and Exchange Commission pursuant to Section 6.21 and (ii) a copy of any other document incorporated by reference in the Prospectus.  Any reasonable out-of-pocket expenses incurred by the Securities Administrator in providing copies of such documents shall be reimbursed by the Depositor.

(c)          On each Distribution Date, the Securities Administrator shall deliver or cause to be delivered by first class mail or make available on its website to the Depositor, Attention:  Contract Finance, a copy of the report delivered to Certificateholders pursuant to Section 4.02.

Section 11.06                             Governing Law.

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 11.07                             Notices.

(a)           All demands, notices and communications required to be delivered to the Depositor, the Seller, the Trustee, the Master Servicer, the Securities Administrator or the Certificate Registrar hereunder shall be in writing and shall be deemed to have been duly given if (i) personally delivered, (ii) mailed by registered mail, postage prepaid, (iii) delivered by overnight courier, or (iv) transmitted via email, telegraph or facsimile, in each instance at the address listed below, or such other address as may hereafter be furnished by any party to the other parties in writing:

In the case of the Depositor:

Sequoia Residential Funding, Inc.
One Belvedere Place, Suite 330
Mill Valley, CA 94941
Facsimile number (415) 381-1773
Electronic mail address: Sequoia.Notices@redwoodtrust.com
Attention:  Sequoia Mortgage Trust 2011-1

In the case of the Seller:

Redwood Residential Acquisition Corporation
One Belvedere Place, Suite 330
Mill Valley, CA 94941
Facsimile number (415) 381-1773
Electronic mail address: Sequoia.Notices@redwoodtrust.com
Attention:  Sequoia Mortgage Trust 2011-1

In the case of the Master Servicer and the Securities Administrator:

Wells Fargo Bank, N.A.
P.O. Box 98
Columbia, Maryland  21046

(or, for overnight deliveries:
9062 Old Annapolis Road
Columbia, Maryland 21045)

Telephone number:  (410) 884-2000

Facsimile number: (410) 715-2380
Electronic mail address:  g=cts-spg-team-a-5@wellsfargo.com
Attention:  Client Manager -- Sequoia Mortgage Trust 2011-1

In the case of the Certificate Registrar:

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota  55479
Facsimile number: 1-866-614-1273
Electronic mail address: g=cts-spg-team-a-5@wellsfargo.com
Attention: Corporate Trust Services -- Sequoia Mortgage Trust 2011-1

In the case of the Trustee:

Citibank, N.A.
388 Greenwich Street, 14th Floor
New York, New York 10013
Attention: Global Transaction Services – Sequoia Mortgage Trust 2011-1
Facsimile number: 212-816-5527

Notwithstanding anything to the contrary herein, any and all communications (both text and attachments) by or from the Trustee that the Trustee in its sole discretion deems to contain confidential, proprietary, and/or sensitive information and sent by electronic mail will be encrypted. The recipient (the “Email Recipient”) of the email communication will be required to complete a one-time registration process. Information and assistance on registering and using the email encryption technology can be found at the Trustee’s Secure website www.citigroup.com/citigroup/citizen/privacy/email.htm or by calling (866) 535-2504 (in the U.S.) or (904) 954-6181 at any time.

Any such demand, notice or communication shall be deemed to have been received on the date delivered to the premises of the addressee and (A) if delivered by registered mail, overnight courier, or facsimile, as evidenced by the date noted on a return or confirmation of receipt and (B) if delivered by electronic mail, when sent to the address specified above, provided no error or rejection message has been received by the sender.

(b)           Notices to any Certificateholder shall be deemed to be duly given by any party hereto (i) in the case of any holder of a Definitive Certificate, on the date mailed, first class postage prepaid, to the address of such holder as included on the certificate register, or (ii) in the case of any book-entry certificate, on the date when such notice or communication is delivered to the Clearing Agency, it being understood that the Clearing Agency shall give such notices and communications to the related underlying participants in accordance with its applicable rules, regulations and procedures.

All notices or communications to Certificateholders shall also be posted and made available to all Certificateholders, whether definitive or book-entry, as well as the Depositor, the Master Servicer, the Securities Administrator and the Trustee, by the Securities Administrator on the Securities Administrator website located at www.ctslink.com.  Unless otherwise expressly provided for herein, all notices and communications required to be delivered hereunder shall be delivered to such parties and Certificateholders and posted by the Securities Administrator on the Securities Administrator 's website, in each instance, as soon as reasonably practicable.

Section 11.08                             Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

Section 11.09                             Indulgences; No Waivers.

Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence.  No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

Section 11.10                             Headings Not to Affect Interpretation.

The headings contained in this Agreement are for convenience of reference only, and they shall not be used in the interpretation hereof.

Section 11.11                             Benefits of Agreement.

Nothing in this Agreement or in the Certificates, express or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder and the Holders of the Certificates, any benefit or any legal or equitable right, power, remedy or claim under this Agreement.

Section 11.12                             Special Notices to the Rating Agency.

(a)           The Depositor shall give prompt notice to the Rating Agency of the occurrence of any of the following events of which it has notice:

(i)           any amendment to this Agreement pursuant to Section 11.03, including prior advance written notice of any amendment to this Agreement pursuant to Section 11.03(a);

(ii)           any assignment by the Master Servicer of its rights hereunder or delegation of its duties hereunder;

(iii)           the occurrence of any Event of Default and any waiver of any Event of Default pursuant to Section 6.14;

(iv)           any notice of termination given to the Master Servicer pursuant to Section 6.14 and any resignation of the Master Servicer hereunder;

(v)           the termination of any successor to any Master Servicer pursuant to Section 6.14;

(vi)           the making of a final payment pursuant to Section 7.01; and

(vii)           any termination of the rights and obligations of a Servicer under any Servicing Agreement and any transfer of servicing under any Servicing Agreement.

(b)           All notices to the Rating Agency provided for in this Section shall be in writing and sent by first class mail, telecopy, electronic mail or overnight courier, as follows:

Fitch, Inc.

One State Street Plaza, 30th Floor
New York, NY  10004
Attn: SEMT 2011-1

(c)           The Securities Administrator shall provide or make available to the Rating Agency reports prepared pursuant to Section 4.02 and the reports filed on Form 10-K pursuant to Section 6.21(b)(i)(1) through (4).  In addition, the Securities Administrator shall, at the expense of the Trust Fund, make available to the Rating Agency such information as the Rating Agency may reasonably request regarding the Certificates or the Trust Fund, to the extent that such information is reasonably available to the Securities Administrator.

Section 11.13                             Conflicts.

To the extent that the terms of this Agreement conflict with the terms of any Servicing Agreement, the related Servicing Agreement shall govern.

Section 11.14                             Counterparts.

This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

Section 11.15                             No Petitions.

The Trustee and the Master Servicer, by entering into this Agreement, and each Certificateholder, by accepting a Certificate, hereby covenant and agree that they shall not at any time institute against the Depositor, or join in any institution against the Depositor of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates, this Agreement or any of the documents entered into by the Depositor in connection with the transactions contemplated by this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers hereunto duly authorized as of the day and year first above written.

SEQUOIA RESIDENTIAL FUNDING, INC.,
as Depositor

By: _________________________________
Name:
Title:

CITIBANK, N.A.,
as Trustee

By: _________________________________
Name:
Title:

WELLS FARGO BANK, N.A.,
as Master Servicer

By: _________________________________
Name:
Title:

WELLS FARGO BANK, N.A.,
as Securities Administrator

By: _________________________________
Name:
Title:

Solely for purposes of Section 2.04 and Section 2.06(b)
accepted and agreed to by:

REDWOOD RESIDENTIAL ACQUISITION CORPORATION,
as Seller

By: ____________________________
       Name:
       Authorized Signatory

Solely for purposes of Section 2.07
accepted and agreed to by:

SEQUOIA MORTGAGE FUNDING CORPORATION,
as Controlling Holder

By: ____________________________
       Name:
       Authorized Signatory

EXHIBIT A

FORMS OF CERTIFICATES

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SEQUOIA MORTGAGE TRUST 2011-1
MORTGAGE PASS-THROUGH CERTIFICATES, CLASS A-l

Evidencing a beneficial interest in a pool of residential mortgage loans and any other assets established by

SEQUOIA RESIDENTIAL FUNDING, INC.

Initial Class Principal Amount of the Class A-1 Certificates: $273,280,000	Initial Certificate Principal Amount of this Certificates: $273,280,000

Certificate Interest Rate: Adjustable	Cut-off Date: February 1, 2011
Final Scheduled Distribution Date: February 2041
NUMBER 1	CUSIP: 81744R AA9

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial Class Principal Amount of all Class A-1 Certificates, both as specified above) in a Trust Fund, the assets of which consist of the Mortgage Loans and all interest and principal received thereon after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the rights of the Seller and the Depositor assigned to the Trustee under each Servicing Agreement and the Mortgage Loan Purchase and Sale Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Custodial Accounts and the Distribution Account and property that secured a Mortgage Loan; and certain other assets, if any, as described in the Pooling Agreement (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in March 2011 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling Agreement or be valid for any purpose.

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IN WITNESS WHEREOF, Citibank, N.A., as Trustee, has caused this Certificate to be duly executed.

CITIBANK, N.A.,
     as Trustee

By:  ___________________________
        AUTHORIZED SIGNATORY

Dated: _________________________

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling Agreement.

WELLS FARGO BANK, N.A.,
       as Authenticating Agent

By:  ___________________________
        AUTHORIZED SIGNATORY

Dated: _________________________

3

SEQUOIA MORTGAGE TRUST 2011-1
MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as Sequoia Mortgage Trust 2011-1 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling Agreement, dated as of February 1, 2011 (the “Pooling Agreement”), among Sequoia Residential Funding, Inc., as depositor (the “Depositor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Citibank, N.A., as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling Agreement. The Certificates consist of the following Classes: Class A-1, Class R, Class LT-R, Class A-IO, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling Agreement.  All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Notional Amount) of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as its appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount of at least $1,000,000 or, in the case of the Class of A-IO Certificates or any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants.  Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respects to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services -- Sequoia Mortgage Trust 2011-1 or at such other address as the Securities Administrator may designate from time to time.

4

The Pooling Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners.  Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate.  The Pooling Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) will be issued to the designated transferee or transferees.  As provided in the Pooling Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same.  No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

The Class A-1, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5 Certificates are issuable only in registered form in minimum denominations of $100,000 in initial Certificate Principal Amount and in integral multiples of $1 in excess thereof and will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities.  The Class A-IO Certificate is issuable only in registered form as a single Certificate representing the entire Percentage Interest in that Class and will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities.  The Class R, and Class LT-R Certificates will each be issued as a single Certificate representing the entire Percentage Interest in that Class and will be maintained in physical form. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

5

On any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 20% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling Agreement, the Holder of the Class LT-R Certificate may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.  If this right is not exercised by the Holder of the Class LT-R Certificate, the Master Servicer will have the option to purchase all of the Mortgage Loans from the Trust Fund on any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 5% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

In no event will the trust created by the Pooling Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling Agreement of a certain person named in the Pooling Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling Agreement, this Certificate and the Pooling Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York.  In the event of any conflict between the provisions of this Certificate and the Pooling Agreement, the Pooling Agreement shall be controlling.

6

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated: ________________________________	_______________________________________
Signature by or on behalf of Assignor
_______________________________________	_______________________________________
Authorized Officer	Signature Guaranteed

_______________________________________	_______________________________________
Name of Institution
NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever.  The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program.  Notarized or witnessed signatures are not acceptable as guaranteed signatures.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar.  Distributions shall be made by wire transfer in immediately available funds to

_______________________________________________________________________________

for the account of ________________________________________________________________

account number _______________________ or, if mailed by check, to _____________________

_______________________________________________________________________________

Applicable reports and statements should be mailed to ___________________________________

_______________________________________________________________________________

This information is provided by _______________________________________________

the assignee named above, or ______________________________________ as its agent.

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

THIS IS AN INTEREST-ONLY CERTIFICATE THAT IS NOT ENTITLED TO ANY DISTRIBUTIONS WITH RESPECT TO PRINCIPAL.  THE CERTIFICATE  NOTIONAL AMOUNT OF THIS CERTIFICATE WILL BE REDUCED AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE NOTIONAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER AND ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) THAT EITHER (A) SUCH HOLDER OR TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE OR A PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”), (B) IT HAS ACQUIRED AND IS HOLDING THIS CERTIFICATE IN RELIANCE ON U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION EXEMPTION (“PTE”) 89-90, AS AMENDED, (THE “UNDERWRITER EXEMPTION”), AND THAT IT UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY OF THE UNDERWRITER EXEMPTION INCLUDING THAT THIS CERTIFICATE MUST BE RATED, AT THE TIME OF PURCHASE, NOT LOWER THAN “BBB-” (OR ITS EQUIVALENT) BY STANDARD & POOR’S, FITCH, MOODY’S, DBRS LIMITED OR DBRS, INC. OR (C) (I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS USED TO PURCHASE OR HOLD THIS CERTIFICATE IS AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS DEFINED IN U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A “COMPLYING INSURANCE COMPANY”).

IF THIS CERTIFICATE (OR ANY INTEREST THEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE UNDERWRITER EXEMPTION, OR (III) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

SEQUOIA MORTGAGE TRUST 2011-1
MORTGAGE PASS-THROUGH CERTIFICATES, CLASS A-IO

Evidencing a beneficial interest in a pool of residential mortgage loans and any other assets established by

SEQUOIA RESIDENTIAL FUNDING, INC.

Initial Class Notional Amount of the Class A-IO Certificates: $273,280,000 Certificate Interest Rate: Adjustable Final Scheduled Distribution Date: February 2041 NUMBER 1	Initial Certificate Notional Amount of this Certificates: $273,280,000 Cut-off Date: February 1, 2011 CUSIP: 81744R AB7

2

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial Class Principal Amount of all Class A-IO Certificates, both as specified above) in a Trust Fund, the assets of which consist of the Mortgage Loans and all interest and principal received thereon after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the rights of the Seller and the Depositor assigned to the Trustee under each Servicing Agreement and the Mortgage Loan Purchase and Sale Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Custodial Accounts and the Distribution Account and property that secured a Mortgage Loan; and certain other assets, if any, as described in the Pooling Agreement (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in March 2011 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling Agreement or be valid for any purpose.

3

IN WITNESS WHEREOF, Citibank, N.A., as Trustee, has caused this Certificate to be duly executed.

CITIBANK, N.A.,
     as Trustee

By:  ___________________________
        AUTHORIZED SIGNATORY

Dated: _________________________

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling Agreement.

WELLS FARGO BANK, N.A.,
       as Authenticating Agent

By:  ___________________________
        AUTHORIZED SIGNATORY

Dated: _________________________

4

SEQUOIA MORTGAGE TRUST 2011-1
MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as Sequoia Mortgage Trust 2011-1 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling Agreement, dated as of February 1, 2011 (the “Pooling Agreement”), among Sequoia Residential Funding, Inc., as depositor (the “Depositor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Citibank, N.A., as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling Agreement. The Certificates consist of the following Classes: Class A-1, Class R, Class LT-R, Class A-IO, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling Agreement.  All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Notional Amount) of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as its appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount of at least $1,000,000 or, in the case of a Class of Interest-Only Certificates and any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants.  Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respects to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services -- Sequoia Mortgage Trust 2011-1 or at such other address as the Securities Administrator may designate from time to time.

5

The Pooling Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners.  Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate.  The Pooling Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) will be issued to the designated transferee or transferees.  As provided in the Pooling Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same.  No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

The Class A-1, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5 Certificates are issuable only in registered form in minimum denominations of $100,000 in initial Certificate Principal Amount and in integral multiples of $1 in excess thereof and will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities.  The Class A-IO Certificate is issuable only in registered form as a single Certificate representing the entire Percentage Interest in that Class and will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities.  The Class R, and Class LT-R Certificates will each be issued as a single Certificate representing the entire Percentage Interest in that Class and will be maintained in physical form. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

6

On any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 20% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling Agreement, the Holder of the Class LT-R Certificate may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.  If this right is not exercised by the Holder of the Class LT-R Certificate, the Master Servicer will have the option to purchase all of the Mortgage Loans from the Trust Fund on any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 5% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

In no event will the trust created by the Pooling Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling Agreement of a certain person named in the Pooling Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling Agreement, this Certificate and the Pooling Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York.  In the event of any conflict between the provisions of this Certificate and the Pooling Agreement, the Pooling Agreement shall be controlling.

7

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated: ________________________________	_______________________________________
Signature by or on behalf of Assignor
_______________________________________	_______________________________________
Authorized Officer	Signature Guaranteed

_______________________________________	_______________________________________
Name of Institution
NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever.  The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program.  Notarized or witnessed signatures are not acceptable as guaranteed signatures.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar.  Distributions shall be made by wire transfer in immediately available funds to

_______________________________________________________________________________

for the account of ________________________________________________________________

account number _______________________ or, if mailed by check, to _____________________

_______________________________________________________________________________

Applicable reports and statements should be mailed to ___________________________________

_______________________________________________________________________________

This information is provided by _______________________________________________

the assignee named above, or ______________________________________ as its agent.

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT AS DESCRIBED IN THE POOLING AGREEMENT REFERRED TO HEREIN.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER AND ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) THAT EITHER (A) SUCH HOLDER OR TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE OR A PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”), (B) IT HAS ACQUIRED AND IS HOLDING THIS CERTIFICATE IN RELIANCE ON U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION EXEMPTION (“PTE”) 89-90, AS AMENDED, (THE “UNDERWRITER EXEMPTION”), AND THAT IT UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY OF THE UNDERWRITER EXEMPTION INCLUDING THAT THIS CERTIFICATE MUST BE RATED, AT THE TIME OF PURCHASE, NOT LOWER THAN “BBB-” (OR ITS EQUIVALENT) BY STANDARD & POOR’S, FITCH, MOODY’S, DBRS LIMITED OR DBRS, INC. OR (C) (I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS USED TO PURCHASE OR HOLD THIS CERTIFICATE IS AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS DEFINED IN U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A “COMPLYING INSURANCE COMPANY”).

IF THIS CERTIFICATE (OR ANY INTEREST THEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE UNDERWRITER EXEMPTION, OR (III) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

SEQUOIA MORTGAGE TRUST 2011-1
MORTGAGE PASS-THROUGH CERTIFICATES, CLASS B-l

Evidencing a beneficial interest in a pool of residential mortgage loans and any other assets established by

SEQUOIA RESIDENTIAL FUNDING, INC.

Initial Class Principal Amount of the Class B-1 Certificates: $7,385,000 Certificate Interest Rate: Adjustable Final Scheduled Distribution Date: February 2041 NUMBER 1	Initial Certificate Principal Amount of this Certificates: $7,385,000 Cut-off Date: February 1, 2011 CUSIP: 81744R AC5

2

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial Class Principal Amount of all Class B-1 Certificates, both as specified above) in a Trust Fund, the assets of which consist of the Mortgage Loans and all interest and principal received thereon after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the rights of the Seller and the Depositor assigned to the Trustee under each Servicing Agreement and the Mortgage Loan Purchase and Sale Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Custodial Accounts and the Distribution Account and property that secured a Mortgage Loan; and certain other assets, if any, as described in the Pooling Agreement (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in March 2011 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling Agreement or be valid for any purpose.

3

IN WITNESS WHEREOF, Citibank, N.A., as Trustee, has caused this Certificate to be duly executed.

CITIBANK, N.A.,
     as Trustee

By:  ___________________________
        AUTHORIZED SIGNATORY

Dated: _________________________

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling Agreement.

WELLS FARGO BANK, N.A.,
       as Authenticating Agent

By:  ___________________________
        AUTHORIZED SIGNATORY

Dated: _________________________

4

SEQUOIA MORTGAGE TRUST 2011-1
MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as Sequoia Mortgage Trust 2011-1 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling Agreement, dated as of February 1, 2011 (the “Pooling Agreement”), among Sequoia Residential Funding, Inc., as depositor (the “Depositor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Citibank, N.A., as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling Agreement. The Certificates consist of the following Classes: Class A-1, Class R, Class LT-R, Class A-IO, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling Agreement.  All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Notional Amount) of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as its appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount of at least $1,000,000 or, in the case of a Class of Interest-Only Certificates and any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants.  Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respects to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services -- Sequoia Mortgage Trust 2011-1 or at such other address as the Securities Administrator may designate from time to time.

5

The Pooling Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners.  Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate.  The Pooling Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) will be issued to the designated transferee or transferees.  As provided in the Pooling Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same.  No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

The Class A-1, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5 Certificates are issuable only in registered form in minimum denominations of $100,000 in initial Certificate Principal Amount and in integral multiples of $1 in excess thereof and will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities.  The Class A-IO Certificate is issuable only in registered form as a single Certificate representing the entire Percentage Interest in that Class and will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities.  The Class R, and Class LT-R Certificates will each be issued as a single Certificate representing the entire Percentage Interest in that Class and will be maintained in physical form. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

6

On any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 20% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling Agreement, the Holder of the Class LT-R Certificate may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.  If this right is not exercised by the Holder of the Class LT-R Certificate, the Master Servicer will have the option to purchase all of the Mortgage Loans from the Trust Fund on any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 5% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

In no event will the trust created by the Pooling Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling Agreement of a certain person named in the Pooling Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling Agreement, this Certificate and the Pooling Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York.  In the event of any conflict between the provisions of this Certificate and the Pooling Agreement, the Pooling Agreement shall be controlling.

7

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated: ________________________________	_______________________________________
Signature by or on behalf of Assignor
_______________________________________	_______________________________________
Authorized Officer	Signature Guaranteed

_______________________________________	_______________________________________
Name of Institution
NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever.  The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program.  Notarized or witnessed signatures are not acceptable as guaranteed signatures.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar.  Distributions shall be made by wire transfer in immediately available funds to

_______________________________________________________________________________

for the account of ________________________________________________________________

account number _______________________ or, if mailed by check, to _____________________

_______________________________________________________________________________

Applicable reports and statements should be mailed to ___________________________________

_______________________________________________________________________________

This information is provided by _______________________________________________

the assignee named above, or ______________________________________ as its agent.

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT AS DESCRIBED IN THE POOLING AGREEMENT REFERRED TO HEREIN.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO ANY EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE, OR ANY PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”) UNLESS THE CERTIFICATE REGISTRAR IS PROVIDED WITH EITHER (I) A CERTIFICATION PURSUANT TO SECTION 3.03(d)(i) OF THE AGREEMENT OR (II) AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE CERTIFICATE REGISTRAR TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN ANY NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS), AND WILL NOT SUBJECT THE CERTIFICATE REGISTRAR, THE TRUSTEE  OR THE DEPOSITOR  TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUST FUND, THE CERTIFICATE REGISTRAR, THE TRUSTEE OR THE DEPOSITOR.  EACH INVESTOR IN THIS CERTIFICATE WILL BE DEEMED TO REPRESENT THAT IT IS IN COMPLIANCE WITH THE FOREGOING AND WILL BE FURTHER DEEMED TO REPRESENT, WARRANT AND COVENANT THAT IT WILL NOT SELL, PLEDGE OR OTHERWISE TRANSFER SUCH ERISA-RESTRICTED CERTIFICATE IN VIOLATION OF THE FOREGOING.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

SEQUOIA MORTGAGE TRUST 2011-1
MORTGAGE PASS-THROUGH CERTIFICATES, CLASS B-2

Evidencing a beneficial interest in a pool of residential mortgage loans and any other assets established by

SEQUOIA RESIDENTIAL FUNDING, INC.

Initial Class Principal Amount of the Class B-2 Certificates: $5,171,000 Certificate Interest Rate: Adjustable Final Scheduled Distribution Date: February 2041 NUMBER 1	Initial Certificate Principal Amount of this Certificates: $5,171,000 Cut-off Date: February 1, 2011 CUSIP: 81744R AD3

2

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial Class Principal Amount of all Class B-2 Certificates, both as specified above) in a Trust Fund, the assets of which consist of the Mortgage Loans and all interest and principal received thereon after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the rights of the Seller and the Depositor assigned to the Trustee under each Servicing Agreement and the Mortgage Loan Purchase and Sale Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Custodial Accounts and the Distribution Account and property that secured a Mortgage Loan; and certain other assets, if any, as described in the Pooling Agreement (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in March 2011 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling Agreement or be valid for any purpose.

3

IN WITNESS WHEREOF, Citibank, N.A., as Trustee, has caused this Certificate to be duly executed.

CITIBANK, N.A.,
     as Trustee

By:  ___________________________
        AUTHORIZED SIGNATORY

Dated: _________________________

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling Agreement.

WELLS FARGO BANK, N.A.,
       as Authenticating Agent

By:  ___________________________
        AUTHORIZED SIGNATORY

Dated: _________________________

4

SEQUOIA MORTGAGE TRUST 2011-1
MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as Sequoia Mortgage Trust 2011-1 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling Agreement, dated as of February 1, 2011 (the “Pooling Agreement”), among Sequoia Residential Funding, Inc., as depositor (the “Depositor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Citibank, N.A., as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling Agreement. The Certificates consist of the following Classes: Class A-1, Class R, Class LT-R, Class A-IO, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling Agreement.  All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Notional Amount) of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as its appears on the Certificate Register or, upon written request, made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount of at least $1,000,000 or, in the case of a Class of Interest-Only Certificates and any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in the request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants.  Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respects to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services -- Sequoia Mortgage Trust 2011-1 or at such other address as the Securities Administrator may designate from time to time.

5

The Pooling Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners.  Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate.  The Pooling Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) will be issued to the designated transferee or transferees.  As provided in the Pooling Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same.  No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

The Class A-1, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5 Certificates are issuable only in registered form in minimum denominations of $100,000 in initial Certificate Principal Amount and in integral multiples of $1 in excess thereof and will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities.  The Class A-IO Certificate is issuable only in registered form as a single Certificate representing the entire Percentage Interest in that Class and will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities.  The Class R, and Class LT-R Certificates will each be issued as a single Certificate representing the entire Percentage Interest in that Class and will be maintained in physical form. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

6

On any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 20% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling Agreement, the Holder of the Class LT-R Certificate may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.  If this right is not exercised by the Holder of the Class LT-R Certificate, the Master Servicer will have the option to purchase all of the Mortgage Loans from the Trust Fund on any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 5% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

In no event will the trust created by the Pooling Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling Agreement of a certain person named in the Pooling Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling Agreement, this Certificate and the Pooling Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York.  In the event of any conflict between the provisions of this Certificate and the Pooling Agreement, the Pooling Agreement shall be controlling.

7

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated: ________________________________	_______________________________________
Signature by or on behalf of Assignor
_______________________________________	_______________________________________
Authorized Officer	Signature Guaranteed

_______________________________________	_______________________________________
Name of Institution
NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever.  The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program.  Notarized or witnessed signatures are not acceptable as guaranteed signatures.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar.  Distributions shall be made by wire transfer in immediately available funds to

_______________________________________________________________________________

for the account of ________________________________________________________________

account number _______________________ or, if mailed by check, to _____________________

_______________________________________________________________________________

Applicable reports and statements should be mailed to ___________________________________

_______________________________________________________________________________

This information is provided by _______________________________________________

the assignee named above, or ______________________________________ as its agent.

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT AS DESCRIBED IN THE POOLING AGREEMENT REFERRED TO HEREIN.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) TO PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (C) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE 1933 ACT THAT IS ACQUIRING THE CERTIFICATE FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION VIOLATION OF THE 1933 ACT, SUBJECT TO THE CERTIFICATE REGISTRAR'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER TO REQUIRE THE DELIVERY OF A CERTIFICATE OF TRANSFER IN THE FORM APPEARING IN THE POOLING AGREEMENT.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO ANY EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE, OR ANY PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”) UNLESS THE CERTIFICATE REGISTRAR IS PROVIDED WITH EITHER (I) A CERTIFICATION PURSUANT TO SECTION 3.03(d)(i) OF THE AGREEMENT OR (II) AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE CERTIFICATE REGISTRAR TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN ANY NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS), AND WILL NOT SUBJECT THE CERTIFICATE REGISTRAR, THE TRUSTEE  OR THE DEPOSITOR  TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUST FUND, THE CERTIFICATE REGISTRAR, THE TRUSTEE OR THE DEPOSITOR.  EACH INVESTOR IN THIS CERTIFICATE WILL BE DEEMED TO REPRESENT THAT IT IS IN COMPLIANCE WITH THE FOREGOING AND WILL BE FURTHER DEEMED TO REPRESENT, WARRANT AND COVENANT THAT IT WILL NOT SELL, PLEDGE OR OTHERWISE TRANSFER SUCH ERISA-RESTRICTED CERTIFICATE IN VIOLATION OF THE FOREGOING.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

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SEQUOIA MORTGAGE TRUST 2011-1
MORTGAGE PASS-THROUGH CERTIFICATES, CLASS B-3

Evidencing a beneficial interest in a pool of residential mortgage loans and any other assets established by

SEQUOIA RESIDENTIAL FUNDING, INC.

Initial Class Principal Amount of the Class B-3 Certificates: $3,693,000 Certificate Interest Rate: Adjustable Final Scheduled Distribution Date: February 2041 NUMBER 1	Initial Certificate Principal Amount of this Certificates: $3,693,000 Cut-off Date: February 1, 2011 CUSIP: 81744R AE1

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THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial Class Principal Amount of all Class B-3 Certificates, both as specified above) in a Trust Fund, the assets of which consist of the Mortgage Loans and all interest and principal received thereon after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the rights of the Seller and the Depositor assigned to the Trustee under each Servicing Agreement and the Mortgage Loan Purchase and Sale Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Custodial Accounts and the Distribution Account and property that secured a Mortgage Loan; and certain other assets, if any, as described in the Pooling Agreement (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in March 2011 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling Agreement or be valid for any purpose.

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IN WITNESS WHEREOF, Citibank, N.A., as Trustee, has caused this Certificate to be duly executed.

CITIBANK, N.A.,
     as Trustee

By:  ___________________________
        AUTHORIZED SIGNATORY

Dated: _________________________

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling Agreement.

WELLS FARGO BANK, N.A.,
       as Authenticating Agent

By:  ___________________________
        AUTHORIZED SIGNATORY

Dated: _________________________

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SEQUOIA MORTGAGE TRUST 2011-1
MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as Sequoia Mortgage Trust 2011-1 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling Agreement, dated as of February 1, 2011 (the “Pooling Agreement”), among Sequoia Residential Funding, Inc., as depositor (the “Depositor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Citibank, N.A., as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling Agreement. The Certificates consist of the following Classes: Class A-1, Class R, Class LT-R, Class A-IO, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling Agreement.  All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Notional Amount) of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as its appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount of at least $1,000,000 or, in the case of a Class of Interest-Only Certificates and any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants.  Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respects to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services -- Sequoia Mortgage Trust 2011-1 or at such other address as the Securities Administrator may designate from time to time.

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The Pooling Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners.  Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate.  The Pooling Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) will be issued to the designated transferee or transferees.  As provided in the Pooling Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same.  No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

The Class A-1, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5 Certificates are issuable only in registered form in minimum denominations of $100,000 in initial Certificate Principal Amount and in integral multiples of $1 in excess thereof and will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities.  The Class A-IO Certificate is issuable only in registered form as a single Certificate representing the entire Percentage Interest in that Class and will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities.  The Class R, and Class LT-R Certificates will each be issued as a single Certificate representing the entire Percentage Interest in that Class and will be maintained in physical form. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

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On any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 20% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling Agreement, the Holder of the Class LT-R Certificate may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.  If this right is not exercised by the Holder of the Class LT-R Certificate, the Master Servicer will have the option to purchase all of the Mortgage Loans from the Trust Fund on any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 5% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

In no event will the trust created by the Pooling Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling Agreement of a certain person named in the Pooling Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling Agreement, this Certificate and the Pooling Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York.  In the event of any conflict between the provisions of this Certificate and the Pooling Agreement, the Pooling Agreement shall be controlling.

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ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated: ________________________________	_______________________________________
Signature by or on behalf of Assignor
_______________________________________	_______________________________________
Authorized Officer	Signature Guaranteed

_______________________________________	_______________________________________
Name of Institution
NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever.  The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program.  Notarized or witnessed signatures are not acceptable as guaranteed signatures.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar.  Distributions shall be made by wire transfer in immediately available funds to

_______________________________________________________________________________

for the account of ________________________________________________________________

account number _______________________ or, if mailed by check, to _____________________

_______________________________________________________________________________

Applicable reports and statements should be mailed to ___________________________________

_______________________________________________________________________________

This information is provided by _______________________________________________

the assignee named above, or ______________________________________ as its agent.

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT AS DESCRIBED IN THE POOLING AGREEMENT REFERRED TO HEREIN.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) TO PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (C) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE 1933 ACT THAT IS ACQUIRING THE CERTIFICATE FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION VIOLATION OF THE 1933 ACT, SUBJECT TO THE CERTIFICATE REGISTRAR'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER TO REQUIRE THE DELIVERY OF A CERTIFICATE OF TRANSFER IN THE FORM APPEARING IN THE POOLING AGREEMENT.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO ANY EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE, OR ANY PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”) UNLESS THE CERTIFICATE REGISTRAR IS PROVIDED WITH EITHER (I) A CERTIFICATION PURSUANT TO SECTION 3.03(d)(i) OF THE AGREEMENT OR (II) AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE CERTIFICATE REGISTRAR TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN ANY NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS), AND WILL NOT SUBJECT THE CERTIFICATE REGISTRAR, THE TRUSTEE  OR THE DEPOSITOR  TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUST FUND, THE CERTIFICATE REGISTRAR, THE TRUSTEE OR THE DEPOSITOR.  EACH INVESTOR IN THIS CERTIFICATE WILL BE DEEMED TO REPRESENT THAT IT IS IN COMPLIANCE WITH THE FOREGOING AND WILL BE FURTHER DEEMED TO REPRESENT, WARRANT AND COVENANT THAT IT WILL NOT SELL, PLEDGE OR OTHERWISE TRANSFER SUCH ERISA-RESTRICTED CERTIFICATE IN VIOLATION OF THE FOREGOING.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

2

SEQUOIA MORTGAGE TRUST 2011-1
MORTGAGE PASS-THROUGH CERTIFICATES, CLASS B-4

Evidencing a beneficial interest in a pool of residential mortgage loans and any other assets established by

SEQUOIA RESIDENTIAL FUNDING, INC.

Initial Class Principal Amount of the Class B-4 Certificates: $2,215,000 Certificate Interest Rate: Adjustable Final Scheduled Distribution Date: February 2041 NUMBER 1	Initial Certificate Principal Amount of this Certificates: $2,215,000 Cut-off Date: February 1, 2011 CUSIP: 81744R AF8

3

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial Class Principal Amount of all Class B-4 Certificates, both as specified above) in a Trust Fund, the assets of which consist of the Mortgage Loans and all interest and principal received thereon after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the rights of the Seller and the Depositor assigned to the Trustee under each Servicing Agreement and the Mortgage Loan Purchase and Sale Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Custodial Accounts and the Distribution Account and property that secured a Mortgage Loan; and certain other assets, if any, as described in the Pooling Agreement (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in March 2011 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling Agreement or be valid for any purpose.

4

IN WITNESS WHEREOF, Citibank, N.A., as Trustee, has caused this Certificate to be duly executed.

CITIBANK, N.A.,
     as Trustee

By:  ___________________________
        AUTHORIZED SIGNATORY

Dated: _________________________

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling Agreement.

WELLS FARGO BANK, N.A.,
       as Authenticating Agent

By:  ___________________________
        AUTHORIZED SIGNATORY

Dated: _________________________

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SEQUOIA MORTGAGE TRUST 2011-1
MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as Sequoia Mortgage Trust 2011-1 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling Agreement, dated as of February 1, 2011 (the “Pooling Agreement”), among Sequoia Residential Funding, Inc., as depositor (the “Depositor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Citibank, N.A., as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling Agreement. The Certificates consist of the following Classes: Class A-1, Class R, Class LT-R, Class A-IO, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling Agreement.  All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Notional Amount) of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as its appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount of at least $1,000,000 or, in the case of a Class of Interest-Only Certificates and any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants.  Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respects to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services -- Sequoia Mortgage Trust 2011-1 or at such other address as the Securities Administrator may designate from time to time.

6

The Pooling Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners.  Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate.  The Pooling Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) will be issued to the designated transferee or transferees.  As provided in the Pooling Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same.  No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

The Class A-1, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5 Certificates are issuable only in registered form in minimum denominations of $100,000 in initial Certificate Principal Amount and in integral multiples of $1 in excess thereof and will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities.  The Class A-IO Certificate is issuable only in registered form as a single Certificate representing the entire Percentage Interest in that Class and will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities.  The Class R, and Class LT-R Certificates will each be issued as a single Certificate representing the entire Percentage Interest in that Class and will be maintained in physical form. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

7

On any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 20% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling Agreement, the Holder of the Class LT-R Certificate may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.  If this right is not exercised by the Holder of the Class LT-R Certificate, the Master Servicer will have the option to purchase all of the Mortgage Loans from the Trust Fund on any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 5% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

In no event will the trust created by the Pooling Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling Agreement of a certain person named in the Pooling Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling Agreement, this Certificate and the Pooling Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York.  In the event of any conflict between the provisions of this Certificate and the Pooling Agreement, the Pooling Agreement shall be controlling.

8

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated: ________________________________	_______________________________________
Signature by or on behalf of Assignor
_______________________________________	_______________________________________
Authorized Officer	Signature Guaranteed

_______________________________________	_______________________________________
Name of Institution
NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever.  The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program.  Notarized or witnessed signatures are not acceptable as guaranteed signatures.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar.  Distributions shall be made by wire transfer in immediately available funds to

_______________________________________________________________________________

for the account of ________________________________________________________________

account number _______________________ or, if mailed by check, to _____________________

_______________________________________________________________________________

Applicable reports and statements should be mailed to ___________________________________

_______________________________________________________________________________

This information is provided by _______________________________________________

the assignee named above, or ______________________________________ as its agent.

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT AS DESCRIBED IN THE POOLING AGREEMENT REFERRED TO HEREIN.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) TO PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (C) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE 1933 ACT THAT IS ACQUIRING THE CERTIFICATE FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION VIOLATION OF THE 1933 ACT, SUBJECT TO THE CERTIFICATE REGISTRAR'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER TO REQUIRE THE DELIVERY OF A CERTIFICATE OF TRANSFER IN THE FORM APPEARING IN THE POOLING AGREEMENT.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO ANY EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE, OR ANY PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”) UNLESS THE CERTIFICATE REGISTRAR IS PROVIDED WITH EITHER (I) A CERTIFICATION PURSUANT TO SECTION 3.03(d)(i) OF THE AGREEMENT OR (II) AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE CERTIFICATE REGISTRAR TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN ANY NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS), AND WILL NOT SUBJECT THE CERTIFICATE REGISTRAR, THE TRUSTEE  OR THE DEPOSITOR  TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUST FUND, THE CERTIFICATE REGISTRAR, THE TRUSTEE OR THE DEPOSITOR.  EACH INVESTOR IN THIS CERTIFICATE WILL BE DEEMED TO REPRESENT THAT IT IS IN COMPLIANCE WITH THE FOREGOING AND WILL BE FURTHER DEEMED TO REPRESENT, WARRANT AND COVENANT THAT IT WILL NOT SELL, PLEDGE OR OTHERWISE TRANSFER SUCH ERISA-RESTRICTED CERTIFICATE IN VIOLATION OF THE FOREGOING.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

2

SEQUOIA MORTGAGE TRUST 2011-1
MORTGAGE PASS-THROUGH CERTIFICATES, CLASS B-5

Evidencing a beneficial interest in a pool of residential mortgage loans and any other assets established by

SEQUOIA RESIDENTIAL FUNDING, INC.

Initial Class Principal Amount of the Class B-5 Certificates: $3,693,297 Certificate Interest Rate: Adjustable Final Scheduled Distribution Date: February 2041 NUMBER 1	Initial Certificate Principal Amount of this Certificates: $3,693,297 Cut-off Date: February 1, 2011 CUSIP: 81744R AG6

3

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial Class Principal Amount of all Class B-5 Certificates, both as specified above) in a Trust Fund, the assets of which consist of the Mortgage Loans and all interest and principal received thereon after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the rights of the Seller and the Depositor assigned to the Trustee under each Servicing Agreement and the Mortgage Loan Purchase and Sale Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Custodial Accounts and the Distribution Account and property that secured a Mortgage Loan; and certain other assets, if any, as described in the Pooling Agreement (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in March 2011 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling Agreement or be valid for any purpose.

4

IN WITNESS WHEREOF, Citibank, N.A., as Trustee, has caused this Certificate to be duly executed.

CITIBANK, N.A.,
     as Trustee

By:  ___________________________
        AUTHORIZED SIGNATORY

Dated: _________________________

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling Agreement.

WELLS FARGO BANK, N.A.,
       as Authenticating Agent

By:  ___________________________
        AUTHORIZED SIGNATORY

Dated: _________________________

5

SEQUOIA MORTGAGE TRUST 2011-1
MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as Sequoia Mortgage Trust 2011-1 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling Agreement, dated as of February 1, 2011 (the “Pooling Agreement”), among Sequoia Residential Funding, Inc., as depositor (the “Depositor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Citibank, N.A., as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling Agreement. The Certificates consist of the following Classes: Class A-1, Class R, Class LT-R, Class A-IO, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling Agreement.  All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Notional Amount) of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as its appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount of at least $1,000,000 or, in the case of a Class of Interest-Only Certificates and any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants.  Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respects to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services -- Sequoia Mortgage Trust 2011-1 or at such other address as the Securities Administrator may designate from time to time.

6

The Pooling Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners.  Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate.  The Pooling Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) will be issued to the designated transferee or transferees.  As provided in the Pooling Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same.  No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

The Class A-1, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5 Certificates are issuable only in registered form in minimum denominations of $100,000 in initial Certificate Principal Amount and in integral multiples of $1 in excess thereof and will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities.  The Class A-IO Certificate is issuable only in registered form as a single Certificate representing the entire Percentage Interest in that Class and will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities.  The Class R, and Class LT-R Certificates will each be issued as a single Certificate representing the entire Percentage Interest in that Class and will be maintained in physical form. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

7

On any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 20% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling Agreement, the Holder of the Class LT-R Certificate may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.  If this right is not exercised by the Holder of the Class LT-R Certificate, the Master Servicer will have the option to purchase all of the Mortgage Loans from the Trust Fund on any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 5% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

In no event will the trust created by the Pooling Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling Agreement of a certain person named in the Pooling Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling Agreement, this Certificate and the Pooling Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York.  In the event of any conflict between the provisions of this Certificate and the Pooling Agreement, the Pooling Agreement shall be controlling.

8

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated: ________________________________	_______________________________________
Signature by or on behalf of Assignor
_______________________________________	_______________________________________
Authorized Officer	Signature Guaranteed

_______________________________________	_______________________________________
Name of Institution
NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever.  The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program.  Notarized or witnessed signatures are not acceptable as guaranteed signatures.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar.  Distributions shall be made by wire transfer in immediately available funds to

_______________________________________________________________________________

for the account of ________________________________________________________________

account number _______________________ or, if mailed by check, to _____________________

_______________________________________________________________________________

Applicable reports and statements should be mailed to ___________________________________

_______________________________________________________________________________

This information is provided by _______________________________________________

the assignee named above, or ______________________________________ as its agent.

THIS CERTIFICATE IS A REMIC RESIDUAL INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) TO PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (C) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE 1933 ACT THAT IS ACQUIRING THE CERTIFICATE FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION VIOLATION OF THE 1933 ACT, SUBJECT TO THE CERTIFICATE REGISTRAR'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER TO REQUIRE THE DELIVERY OF A CERTIFICATE OF TRANSFER IN THE FORM APPEARING IN THE POOLING AGREEMENT.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE DEPOSITOR AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT EITHER (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (D) AN ELECTING LARGE-PARTNERSHIP WITHIN THE MEANING OF SECTION 775 OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), (C) OR (D) BEING HEREINAFTER REFERRED TO AS A “DISQUALIFIED ORGANIZATION”), OR (E) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFEROR TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE AND ITS STATUS AS A NON-US PERSON (IF APPLICABLE). NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS R CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THE CLASS R CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO ANY EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE, OR ANY PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”) UNLESS THE CERTIFICATE REGISTRAR IS PROVIDED WITH EITHER (I) A CERTIFICATION PURSUANT TO SECTION 3.03(d)(i) OF THE AGREEMENT OR (II) AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE CERTIFICATE REGISTRAR TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN ANY NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS), AND WILL NOT SUBJECT THE CERTIFICATE REGISTRAR, THE TRUSTEE  OR THE DEPOSITOR  TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUST FUND, THE CERTIFICATE REGISTRAR, THE TRUSTEE OR THE DEPOSITOR.  EACH INVESTOR IN THIS CERTIFICATE WILL BE DEEMED TO REPRESENT THAT IT IS IN COMPLIANCE WITH THE FOREGOING AND WILL BE FURTHER DEEMED TO REPRESENT, WARRANT AND COVENANT THAT IT WILL NOT SELL, PLEDGE OR OTHERWISE TRANSFER SUCH ERISA-RESTRICTED CERTIFICATE IN VIOLATION OF THE FOREGOING.

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SEQUOIA MORTGAGE TRUST 2011-1
MORTGAGE PASS-THROUGH CERTIFICATES, CLASS R

Evidencing a beneficial interest in a pool of residential mortgage loans and any other assets established by

SEQUOIA RESIDENTIAL FUNDING, INC.

Initial Class Amount of the Class R Certificates: $50 Certificate Interest Rate: Adjustable Final Scheduled Distribution Date: February 2041 NUMBER 1	Initial Certificate Amount of this Certificates: $50 Cut-off Date: February 1, 2011 CUSIP: 81744R AH4

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THIS CERTIFIES THAT RWT HOLDINGS, INC., is the registered owner of the Percentage Interest evidenced by this Certificate in a Trust Fund, the assets of which consist of the Mortgage Loans and all interest and principal received thereon after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the rights of the Seller and the Depositor assigned to the Trustee under each Servicing Agreement and the Mortgage Loan Purchase and Sale Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Custodial Accounts and the Distribution Account and property that secured a Mortgage Loan; and certain other assets, if any, as described in the Pooling Agreement (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in March 2011 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling Agreement or be valid for any purpose.

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IN WITNESS WHEREOF, Citibank, N.A., as Trustee, has caused this Certificate to be duly executed.

CITIBANK, N.A.,
     as Trustee

By:  ___________________________
        AUTHORIZED SIGNATORY

Dated: _________________________

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling Agreement.

WELLS FARGO BANK, N.A.,
       as Authenticating Agent

By:  ___________________________
        AUTHORIZED SIGNATORY

Dated: _________________________

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SEQUOIA MORTGAGE TRUST 2011-1
MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as Sequoia Mortgage Trust 2011-1 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling Agreement, dated as of February 1, 2011 (the “Pooling Agreement”), among Sequoia Residential Funding, Inc., as depositor (the “Depositor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Citibank, N.A., as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling Agreement. The Certificates consist of the following Classes: Class A-1, Class R, Class LT-R, Class A-IO, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling Agreement.  All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Notional Amount) of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as its appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount of at least $1,000,000 or, in the case of a Class of Interest-Only Certificates and any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants.  Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respects to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services -- Sequoia Mortgage Trust 2011-1 or at such other address as the Securities Administrator may designate from time to time.

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The Pooling Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners.  Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate.  The Pooling Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) will be issued to the designated transferee or transferees.  As provided in the Pooling Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same.  No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

The Class A-1, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5 Certificates are issuable only in registered form in minimum denominations of $100,000 in initial Certificate Principal Amount and in integral multiples of $1 in excess thereof and will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities.  The Class A-IO Certificate is issuable only in registered form as a single Certificate representing the entire Percentage Interest in that Class and will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities.  The Class R, and Class LT-R Certificates will each be issued as a single Certificate representing the entire Percentage Interest in that Class and will be maintained in physical form. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

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On any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 20% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling Agreement, the Holder of the Class LT-R Certificate may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.  If this right is not exercised by the Holder of the Class LT-R Certificate, the Master Servicer will have the option to purchase all of the Mortgage Loans from the Trust Fund on any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 5% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

In no event will the trust created by the Pooling Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling Agreement of a certain person named in the Pooling Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling Agreement, this Certificate and the Pooling Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York.  In the event of any conflict between the provisions of this Certificate and the Pooling Agreement, the Pooling Agreement shall be controlling.

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ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated: ________________________________	_______________________________________
Signature by or on behalf of Assignor
_______________________________________	_______________________________________
Authorized Officer	Signature Guaranteed

_______________________________________	_______________________________________
Name of Institution
NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever.  The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program.  Notarized or witnessed signatures are not acceptable as guaranteed signatures.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar.  Distributions shall be made by wire transfer in immediately available funds to

_______________________________________________________________________________

for the account of ________________________________________________________________

account number _______________________ or, if mailed by check, to _____________________

_______________________________________________________________________________

Applicable reports and statements should be mailed to ___________________________________

_______________________________________________________________________________

This information is provided by _______________________________________________

the assignee named above, or ______________________________________ as its agent.

THIS CERTIFICATE IS A REMIC RESIDUAL INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) TO PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (C) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE 1933 ACT THAT IS ACQUIRING THE CERTIFICATE FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION VIOLATION OF THE 1933 ACT, SUBJECT TO THE CERTIFICATE REGISTRAR'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER TO REQUIRE THE DELIVERY OF A CERTIFICATE OF TRANSFER IN THE FORM APPEARING IN THE POOLING AGREEMENT.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE DEPOSITOR AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT EITHER (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (D) AN ELECTING LARGE-PARTNERSHIP WITHIN THE MEANING OF SECTION 775 OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), (C) OR (D) BEING HEREINAFTER REFERRED TO AS A “DISQUALIFIED ORGANIZATION”), OR (E) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFEROR TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE AND ITS STATUS AS A NON-US PERSON (IF APPLICABLE). NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS LT-R CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THE CLASS LT-R CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO ANY EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE, OR ANY PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”) UNLESS THE CERTIFICATE REGISTRAR IS PROVIDED WITH EITHER (I) A CERTIFICATION PURSUANT TO SECTION 3.03(d)(i) OF THE AGREEMENT OR (II) AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE CERTIFICATE REGISTRAR TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN ANY NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS), AND WILL NOT SUBJECT THE CERTIFICATE REGISTRAR, THE TRUSTEE  OR THE DEPOSITOR  TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUST FUND, THE CERTIFICATE REGISTRAR, THE TRUSTEE OR THE DEPOSITOR.  EACH INVESTOR IN THIS CERTIFICATE WILL BE DEEMED TO REPRESENT THAT IT IS IN COMPLIANCE WITH THE FOREGOING AND WILL BE FURTHER DEEMED TO REPRESENT, WARRANT AND COVENANT THAT IT WILL NOT SELL, PLEDGE OR OTHERWISE TRANSFER SUCH ERISA-RESTRICTED CERTIFICATE IN VIOLATION OF THE FOREGOING.

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SEQUOIA MORTGAGE TRUST 2011-1
MORTGAGE PASS-THROUGH CERTIFICATES, CLASS LT-R

Evidencing a beneficial interest in a pool of residential mortgage loans and any other assets established by

SEQUOIA RESIDENTIAL FUNDING, INC.

Initial Class Amount of the Class LT-R Certificates: $50 Certificate Interest Rate: Adjustable Final Scheduled Distribution Date: February 2041 NUMBER 1	Initial Certificate Amount of this Certificates: $50 Cut-off Date: February 1, 2011 CUSIP: 81744R AJ0

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THIS CERTIFIES THAT RWT HOLDINGS, INC., is the registered owner of the Percentage Interest evidenced by this Certificate in a Trust Fund, the assets of which consist of the Mortgage Loans and all interest and principal received thereon after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the rights of the Seller and the Depositor assigned to the Trustee under each Servicing Agreement and the Mortgage Loan Purchase and Sale Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Custodial Accounts and the Distribution Account and property that secured a Mortgage Loan; and certain other assets, if any, as described in the Pooling Agreement (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in March 2011 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling Agreement or be valid for any purpose.

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IN WITNESS WHEREOF, Citibank, N.A., as Trustee, has caused this Certificate to be duly executed.

CITIBANK, N.A.,
     as Trustee

By:  ___________________________
        AUTHORIZED SIGNATORY

Dated: _________________________

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling Agreement.

WELLS FARGO BANK, N.A.,
       as Authenticating Agent

By:  ___________________________
        AUTHORIZED SIGNATORY

Dated: _________________________

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SEQUOIA MORTGAGE TRUST 2011-1
MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as Sequoia Mortgage Trust 2011-1 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling Agreement, dated as of February 1, 2011 (the “Pooling Agreement”), among Sequoia Residential Funding, Inc., as depositor (the “Depositor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Citibank, N.A., as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling Agreement. The Certificates consist of the following Classes: Class A-1, Class R, Class LT-R, Class A-IO, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling Agreement.  All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Notional Amount) of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as its appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount of at least $1,000,000 or, in the case of a Class of Interest-Only Certificates and any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants.  Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respects to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services -- Sequoia Mortgage Trust 2011-1 or at such other address as the Securities Administrator may designate from time to time.

6

The Pooling Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners.  Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate.  The Pooling Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) will be issued to the designated transferee or transferees.  As provided in the Pooling Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same.  No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

The Class A-1, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5 Certificates are issuable only in registered form in minimum denominations of $100,000 in initial Certificate Principal Amount and in integral multiples of $1 in excess thereof and will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities.  The Class A-IO Certificate is issuable only in registered form as a single Certificate representing the entire Percentage Interest in that Class and will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities.  The Class R, and Class LT-R Certificates will each be issued as a single Certificate representing the entire Percentage Interest in that Class and will be maintained in physical form. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

7

On any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 20% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling Agreement, the Holder of the Class LT-R Certificate may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.  If this right is not exercised by the Holder of the Class LT-R Certificate, the Master Servicer will have the option to purchase all of the Mortgage Loans from the Trust Fund on any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 5% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

In no event will the trust created by the Pooling Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling Agreement of a certain person named in the Pooling Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling Agreement, this Certificate and the Pooling Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York.  In the event of any conflict between the provisions of this Certificate and the Pooling Agreement, the Pooling Agreement shall be controlling.

8

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated: ________________________________	_______________________________________
Signature by or on behalf of Assignor
_______________________________________	_______________________________________
Authorized Officer	Signature Guaranteed

_______________________________________	_______________________________________
Name of Institution
NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever.  The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program.  Notarized or witnessed signatures are not acceptable as guaranteed signatures.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar.  Distributions shall be made by wire transfer in immediately available funds to

_______________________________________________________________________________

for the account of ________________________________________________________________

account number _______________________ or, if mailed by check, to _____________________

_______________________________________________________________________________

Applicable reports and statements should be mailed to ___________________________________

_______________________________________________________________________________

This information is provided by _______________________________________________

the assignee named above, or ______________________________________ as its agent.

EXHIBIT B

FORM OF RESIDUAL CERTIFICATE TRANSFER AFFIDAVIT (TRANSFEREE)

STATE OF	)
) ss.:
COUNTY OF	)

[NAME OF OFFICER], _________________ being first duly sworn, deposes and says:

1.
That he [she] is [title of officer] ________________________ of [name of Purchaser] _________________________________________ (the “Purchaser”), a _______________________ [description of type of entity] duly organized and existing under the laws of the [State of __________] [United States], on behalf of which he [she] makes this affidavit.

2.	That the Purchaser’s Taxpayer Identification Number is [ ].

3.
That the Purchaser is not a “disqualified organization” within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the “Code”) and will not be a “disqualified organization” as of [date of transfer], and that the Purchaser is not acquiring a Residual Certificate (as defined in the Agreement) for the account of, or as agent (including a broker, nominee, or other middleman) for, any person or entity from which it has not received an affidavit substantially in the form of this affidavit.  For these purposes, a “disqualified organization” means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (other than an instrumentality if all of its activities are subject to tax and a majority of its board of directors is not selected by such governmental entity), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas as described in Code Section 1381(a)(2)(C), any “electing large partnership” within the meaning of Section 775 of the Code, or any organization (other than a farmers’ cooperative described in Code Section 521) that is exempt from federal income tax unless such organization is subject to the tax on unrelated business income imposed by Code Section 511.

4.
That the Purchaser either (x) is not, and on __________________ [date of transfer] will not be, an employee benefit plan or other retirement arrangement subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Code (“Code”), (collectively, a “Plan”) or a person acting on behalf of any such Plan or investing the assets of any such Plan to acquire a Residual Certificate; or (y) herewith delivers to the Certificate Registrar an opinion of counsel (a “Benefit Plan Opinion”) satisfactory to the Certificate Registrar, the Depositor and the Trustee, and upon which the Certificate Registrar, the Trustee and the Depositor shall be entitled to rely, to the effect that the purchase or holding of such Residual Certificate by the Investor will not result in any non-exempt prohibited transactions under Title I of ERISA or Section 4975 of the Code and will not subject the Certificate Registrar, the Trustee or the Depositor to any obligation in addition to those undertaken by such entities in the Agreement, which opinion of counsel shall not be an expense of the Trust Fund or any of the above parties.

5.	That the Purchaser hereby acknowledges that under the terms of the Pooling and

Servicing Agreement, dated as of February 1, 2011 (the “Agreement”), by and among Sequoia Residential Funding, Inc., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator and Citibank, N.A., as Trustee with respect to Sequoia Mortgage Trust 2011-1 Mortgage Pass-Through Certificates, no transfer of the Residual Certificates shall be permitted to be made to any person unless the Certificate Registrar has received a certificate from such transferee containing the representations in paragraphs 3 and 4 hereof.

6.
That the Purchaser does not hold REMIC residual securities as nominee to facilitate the clearance and settlement of such securities through electronic book-entry changes in accounts of participating organizations (such entity, a “Book-Entry Nominee”).

7.	That the Purchaser does not have the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to such Residual Certificate.

8.
That the Purchaser will not transfer a Residual Certificate to any person or entity (i) as to which the Purchaser has actual knowledge that the requirements set forth in paragraph 3, paragraph 6 or paragraph 10 hereof are not satisfied or that the Purchaser has reason to believe does not satisfy the requirements set forth in paragraph 7 hereof, and (ii) without obtaining from the prospective Purchaser an affidavit substantially in this form and providing to the Certificate Registrar a written statement substantially in the form of Exhibit C to the Agreement.

9.
That the Purchaser understands that, as the holder of a Residual Certificate, the Purchaser may incur tax liabilities in excess of any cash flows generated by the interest and that the Purchaser has and expects to have sufficient net worth and/or liquidity to pay in full any tax liabilities attributable to ownership of a Residual Certificate and intends to pay taxes associated with holding such Residual Certificate as they become due.

10.
That the Purchaser (i) is not a Non-U.S. Person or (ii) is a Non-U.S. Person that holds a Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Certificate Registrar with an effective Internal Revenue Service Form W-8ECI (Certificate of Foreign Person’s Claim for Exemption From Withholding on Income Effectively Connected With the Conduct of a Trade or Business in the United States) or successor form at the time and in the manner required by the Code or (iii) is a Non-U.S. Person that has delivered to the transferor, the Depositor and the Certificate Registrar an opinion of a nationally recognized tax counsel to the effect that the transfer of such Residual Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Residual Certificate will not be disregarded for federal income tax purposes.  “Non-U.S. Person” means an individual, corporation, partnership or other person other than (i) a citizen or resident of the United States; (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or any state thereof, including for this purpose, the District of Columbia; (iii) an estate that is subject to U.S. federal income tax regardless of the source of its income; (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States trustees have authority to control all substantial decisions of the trust; and, (v) to the extent provided in Treasury regulations, certain trusts in existence on August 20, 1996 that are treated as United States persons prior to such date and elect to continue to be treated as United States persons.

11.	The Purchaser will not cause income from the Residual Certificate to be attributable to a foreign permanent establishment or fixed base of the Purchaser or another U.S. taxpayer.

12.
That the Purchaser agrees to such amendments of the Agreement as may be required to further effectuate the restrictions on transfer of any Residual Certificate to such a “disqualified organization,” an agent thereof, a Book-Entry Nominee, or a person that does not satisfy the requirements of paragraph 7 and paragraph 10 hereof.

13.	That the Purchaser consents to the designation of the Securities Administrator to act as agent for the “tax matters person” of each REMIC created by the Trust Fund pursuant to the Agreement.

IN WITNESS WHEREOF, the Purchaser has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [title of officer] this _____ day of __________ 20__.

_________________________________
[name of Purchaser]

By:______________________________
Name:
Title:

Personally appeared before me the above-named [name of officer] ________________, known or proved to me to be the same person who executed the foregoing instrument and to be the [title of officer] _________________ of the Purchaser, and acknowledged to me that he [she] executed the same as his [her] free act and deed and the free act and deed of the Purchaser.

Subscribed and sworn before me this _____ day of __________ 20__.

NOTARY PUBLIC

______________________________

COUNTY OF_____________________

STATE OF______________________

My commission expires the _____ day of __________ 20__.

EXHIBIT C

RESIDUAL CERTIFICATE TRANSFER AFFIDAVIT (TRANSFEROR)

____________________________
Date

Re:           Sequoia Mortgage Trust 2011-1
Mortgage Pass-Through Certificates

_______________________ (the “Transferor”) has reviewed the attached affidavit of _____________________________ (the “Transferee”), and has no actual knowledge that such affidavit is not true and has no reason to believe that the information contained in paragraph 7 thereof is not true, and has no reason to believe that the Transferee has the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to a Residual Certificate.  In addition, the Transferor has conducted a reasonable investigation at the time of the transfer and found that the Transferee had historically paid its debts as they came due and found no significant evidence to indicate that the Transferee will not continue to pay its debts as they become due.

Very truly yours,

_______________________________
Name:
Title:

C-1

EXHIBIT D

FORM OF CUSTODIAL AGREEMENT

See Exhibit 10.8.

D-1

EXHIBIT E-1

FORM OF RULE 144A TRANSFER CERTIFICATE

Re:	Sequoia Mortgage Trust 2011-1
Mortgage Pass-Through Certificates

Reference is hereby made to the Pooling and Servicing Agreement, dated as of  February 1, 2011 (the “Pooling and Servicing Agreement”), by and among Sequoia Residential Funding, Inc., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator and Citibank, N.A., as Trustee.  Capitalized terms used but not defined herein shall have the meanings given to them in the Pooling and Servicing Agreement.

This letter relates to $__________ initial Certificate Principal Amount of Class _____ Certificates which are held in the form of Definitive Certificates registered in the name of  ______________ (the “Transferor”). The Transferor has requested a transfer of such Definitive Certificates for Definitive Certificates of such Class registered in the name of [insert name of transferee].

In connection with such request, and in respect of such Certificates, the Transferor hereby certifies that such Certificates are being transferred in accordance with (i) the transfer restrictions set forth in the Pooling and Servicing Agreement and the Certificates and (ii) Rule 144A under the Securities Act to a purchaser that the Transferor reasonably believes is a “qualified institutional buyer” within the meaning of Rule 144A purchasing for its own account or for the account of a “qualified institutional buyer,” which purchaser is aware that the sale to it is being made in reliance upon Rule 144A, in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction.

This certificate and the statements contained herein are made for your benefit and the benefit of the Underwriters, the Depositor and the Certificate Registrar.

_____________________________________
[Name of Transferor]

By:__________________________________
Name:
Title:

Dated: ___________, ____

E-1-1

EXHIBIT E-2

FORM OF PURCHASER’S LETTER FOR
QUALIFIED INSTITUTIONAL BUYER

Date

Ladies and Gentlemen:

In connection with our proposed purchase of $______________ principal amount of Sequoia Mortgage Trust 2011-1 Mortgage Pass-Through Certificates, Class [___] (the “Restricted Certificates”), we confirm that:

(1)
We understand that the Restricted Certificates have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell any Restricted Certificates we will do so only (A) to the Depositor, (B) to “qualified institutional buyers” (within the meaning of Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act (“QIBs”), (C) pursuant to the exemption from registration provided by Rule 144 under the Securities Act, or (D) to an institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act that is not a QIB (an “Institutional Accredited Investor”) which, in the case of (B) or (D) above, prior to such transfer, delivers to the Certificate Registrar under the Pooling and Servicing Agreement, dated as of February 1, 2011 (the “Agreement”), by and among Sequoia Residential Funding, Inc., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator and Citibank, N.A., as Trustee, a signed letter in the form of this letter; and we further agree, in the capacities stated above, to provide to any person purchasing any of the Restricted Certificates from us a notice advising such purchaser that resales of the Restricted Certificates are restricted as stated herein.

(2)
We understand that, in connection with any proposed resale of any Restricted Certificates to QIB, we will be required to furnish to the Certificate Registrar a certification from such transferee in the form hereof to confirm that the proposed sale is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. We further understand that the Restricted Certificates purchased by us will bear a legend to the foregoing effect.

(3)
We are acquiring the Restricted Certificates for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act. We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Restricted Certificates, and we and any account for which we are acting are each able to bear the economic risk of such investment.

(4)
We are a QIB and we are acquiring the Restricted Certificates purchased by us for our own account or for one or more accounts (each of which is a QIB) as to each of which we exercise sole investment discretion.

(5)	We have received such information as we deem necessary in order to make our investment decision.

E-2-1

(6)
If we are acquiring ERISA-Restricted Certificates, we understand that in accordance with ERISA, the Code and the Underwriter's Exemption, no Plan and no person acting on behalf of such a Plan may acquire such Certificate except in accordance with Section 3.03(d) of the Agreement.

Terms used in this letter which are not otherwise defined herein have the respective meanings assigned thereto in the Agreement.

You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

Very truly yours,

__________________________________
[Purchaser]

By: ________________________________
Name:
Title:

E-2-2

EXHIBIT F

FORM OF PURCHASER’S LETTER FOR
INSTITUTIONAL ACCREDITED INVESTOR

Date

Ladies and Gentlemen:

In connection with our proposed purchase of $______________ principal amount of Sequoia Mortgage Trust 2011-1 Mortgage Pass-Through Certificates, Class [___], (the “Restricted Certificates”), we confirm that:

(1)
We understand that the Restricted Certificates have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell any Restricted Certificates we will do so only (A) to the Depositor, (B) to “qualified institutional buyers” (within the meaning of Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act (“QIBs”), (C) pursuant to the exemption from registration provided by Rule 144 under the Securities Act, or (D) to an institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act that is not a QIB (an “Institutional Accredited Investor”) which, prior to such transfer, delivers to the Certificate Registrar under the Pooling and Servicing Agreement, dated as of  February 1, 2011 (the “Agreement”), by and among Sequoia Residential Funding, Inc., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, and Citibank, N.A. as Trustee, a signed letter in the form of this letter; and we further agree, in the capacities stated above, to provide to any person purchasing any of the Restricted Certificates from us a notice advising such purchaser that resales of the Restricted Certificates are restricted as stated herein.

(2)
We understand that, in connection with any proposed resale of any Restricted Certificates to an Institutional Accredited Investor, we will be required to furnish to the Certificate Registrar a certification from such transferee in the form hereof to confirm that the proposed sale is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. We further understand that the Restricted Certificates purchased by us will bear a legend to the foregoing effect.

(3)
We are acquiring the Restricted Certificates for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act. We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Restricted Certificates, and we and any account for which we are acting are each able to bear the economic risk of such investment.

(4)
We are an Institutional Accredited Investor and we are acquiring the Restricted Certificates purchased by us for our own account or for one or more accounts (each of which is an Institutional Accredited Investor) as to each of which we exercise sole investment discretion.

(5)	We have received such information as we deem necessary in order to make our investment decision.

F-1

(6)
If we are acquiring ERISA-Restricted Certificates, we understand that in accordance with ERISA, the Code and the Underwriter's Exemption, no Plan and no person acting on behalf of such a Plan may acquire such Certificate except in accordance with Section 3.03(d) of the Agreement.

Terms used in this letter which are not otherwise defined herein have the respective meanings assigned thereto in the Agreement.

You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

Very truly yours,

__________________________________
[Purchaser]

By: ________________________________
Name:
Title:

F-2

EXHIBIT G

FORM OF ERISA TRANSFER AFFIDAVIT

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

The undersigned, being first duly sworn, deposes and says as follows:

1.      The undersigned is the ______________________ of ______________ (the “Investor”), a [corporation duly organized] and existing under the laws of __________, on behalf of which he makes this affidavit.

2.      The Investor either (x) is not, and on ___________ [date of transfer] will not be, an employee benefit plan or other retirement arrangement subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), (collectively, a “Plan”) or a person acting on behalf of any such Plan or investing the assets of any such Plan; (y) if the Certificate has been the subject of an ERISA-Qualifying Underwriting, is an insurance company that is purchasing the Certificate with funds contained in an “insurance company general account” as defined in Section V(e) of Prohibited Transaction Class Exemption (“PTCE”) 95-60 and the purchase and holding of the Certificate are covered under Sections I and III of PTCE 95-60; or (z) herewith delivers to the Certificate Registrar an opinion of counsel (a “Benefit Plan Opinion”) satisfactory to the Certificate Registrar, the Depositor and the Trustee, and upon which the Certificate Registrar, the Trustee, the Master Servicer, the Depositor and the Securities Administrator shall be entitled to rely, to the effect that the purchase or holding of such Certificate by the Investor will not constitute or result in any non-exempt prohibited transactions under Title I of ERISA or Section 4975 of the Code and will not subject the Certificate Registrar or the Trustee to any obligation in addition to those undertaken by such entities in the Pooling and Servicing Agreement, dated as of February 1, 2011 (the “Agreement”), by and among Sequoia Residential Funding, Inc., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator and Citibank, N.A., as Trustee, by which opinion of counsel shall not be an expense of the Trust Fund or the above parties.

Capitalized terms used but not defined herein have the meanings given in the Agreement.

IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to proper authority, by its duly authorized officer, duly attested, this ____ day of _______________ 20___.

_________________________________
[Investor]

By: ______________________________
Name:
Title:

ATTEST:

G-1

STATE OF	)
) ss.:
COUNTY OF	)

Personally appeared before me the above-named ________________, known or proved to me to be the same person who executed the foregoing instrument and to be the ____________________ of the Investor, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Investor.

Subscribed and sworn before me this _____ day of _________ 20___.

______________________________
NOTARY PUBLIC

My commission expires the
_____ day of __________ 20___.

G-2

EXHIBIT H

LIST OF PURCHASE AND SERVICING AGREEMENTS (THE “SERVICING AGREEMENTS”)

1.
Flow Mortgage Loan Sale and Servicing Agreement, dated as of July 1, 2010, between Redwood Residential Acquisition Corporation (“RRAC”) and First Republic Bank, as modified by the related Acknowledgement.

2.             Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of July 21, 2010, between RRAC and PHH Mortgage Corporation, as modified by the related Acknowledgement.

H-1

EXHIBIT I

ADDITIONAL DISCLOSURE NOTIFICATION

Additional Disclosure Notification

Wells Fargo Bank, N.A., as securities administrator
Fax:  443-367-3307
Email:  cts.sec.notifications@wellsfargo.com

Sequoia Residential Funding, Inc.
Fax:  415-381-1773
Email:  Sequoia.Notices@redwoodtrust.com

Attn: Corporate Trust Services- Sequoia Mortgage Trust 2011-1, Mortgage Pass-Through Certificates, Series 2011-1_—SEC REPORT PROCESSING

RE:  **Additional Form [10-D][10-K][8-K] Disclosure** Required

Ladies and Gentlemen:

In accordance with Section 6.21[(a)][(b)][(c)] of the Pooling and Servicing Agreement, dated as of February 1, 2011 (the “Agreement”), by and among Sequoia Residential Funding, Inc., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator and Citibank, N.A., as Trustee, with respect to Sequoia Mortgage Trust 2011-1 Mortgage Pass-Through Certificate, the undersigned, as [          ], hereby notifies you that certain events have come to our attention that [will] [may] need to be disclosed on Form [10-D][10-K][8-K].

Description of Additional Form [10-D][10-K][8-K] Disclosure:

List of any Attachments hereto to be included in the Additional Form [10-D][10-K][8-K] Disclosure:

Any inquiries related to this notification should be directed to [                       ], phone number:  [         ]; email address:  [                   ].

[NAME OF PARTY],
as [role]

By: _____________________________
Name:
Title:

I-1

EXHIBIT J

BACK-UP CERTIFICATE TO FORM 10-K CERTIFICATE

Sequoia Mortgage Trust 2011-1 (the “Trust”)
Mortgage Pass-Through Certificates

Re:          The Pooling and Servicing Agreement, dated as of  February 1, 2011 (the “Pooling and Servicing Agreement”), by and among Sequoia Residential Funding, Inc., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator and Citibank, N.A., as Trustee with respect to Sequoia Mortgage Trust 2011-1 Mortgage Pass-Through Certificates.

I, __________________________, the _________________________ of [NAME OF COMPANY] (the “Company”) certify to the Depositor and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

(1)           I have reviewed the annual report on Form 10-K for the fiscal year [____] (the “Annual Report”), and all reports on Form 10-D required to be filed in respect of period covered by the Annual Report (collectively with the Annual Report, the “Reports”), of the Trust Fund;

(2)           To my knowledge, (a) the Reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the Annual Report, and (b) the Company’s assessment of compliance and related attestation report referred to below, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by such assessment of compliance and attestation report;

(3)           To my knowledge, the distribution information required to be provided by the Company under the Pooling and Servicing Agreement has been provided to the Securities Administrator for inclusion in the Reports is included in the Reports;

(4)           I am responsible for reviewing the activities performed by the Company under the Pooling and Servicing Agreement, and based on my knowledge and the compliance review conducted in preparing the assessment of compliance of the Company required by the Pooling and Servicing Agreement, and except as disclosed in the Reports, the Company has fulfilled its obligations under the Pooling and Servicing Agreement in all material respects; and

(5)           The report on assessment of compliance with servicing criteria applicable to the Company for asset-backed securities of the Company and each Subcontractor utilized by the Company and the related attestation report on assessment of compliance with servicing criteria applicable to it required to be included in the Annual Report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been included as an exhibit to the Annual Report.  Any material instances of non-compliance are described in such report and have been disclosed in the Annual Report.

In giving the certifications above, the Company has reasonably relied on information provided to it by the following unaffiliated parties: [names of servicer(s), subservicer(s), custodian(s)]

Date:

By:__________________________

[Signature]
[Title]

J-1

EXHIBIT K

SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The Assessment of Compliance to be delivered by the parties listed in the table below shall address, at a minimum, the criteria identified below as “Applicable Servicing Criteria” for each such party:

Regulation AB Reference	Servicing Criteria	Master Servicer	Securities Administrator	Custodian

General Servicing Considerations

1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X	X
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the pool assets are maintained.	N/A	N/A	N/A
1122(d)(1)(iv)
A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.
X
Cash Collection and Administration
1122(d)(2)(i)
Payments on pool assets are deposited into the appropriate bank collection accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
		X	X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X	X
1122(d)(2)(iii)
Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
X

1122(d)(2)(iv)
The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.
		X	X
1122(d)(2)(v)
Each collection account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.
		X	X
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X
1122(d)(2)(vii)
Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including collection accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
X

Investor Remittances and Reporting
1122(d)(3)(i)
Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of pool assets serviced by the Servicer.
X
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes,		X

distribution priority and other terms set forth in the transaction agreements.
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.	X
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	X
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on pool assets is maintained as required by the transaction agreements or related pool asset documents.			X
1122(d)(4)(ii)	Pool assets and related documents are safeguarded as required by the transaction agreements			X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	N/A	N/A	N/A
1122(d)(4)(iv)
Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related pool asset documents.
		N/A	N/A	N/A
1122(d)(4)(v)	The Servicer’s records regarding the pool assets agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	N/A	N/A	N/A
1122(d)(4)(vi)
Changes with respect to the terms or status of an obligor's pool assets (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
		N/A	N/A	N/A
1122(d)(4)(vii)
Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
		N/A	N/A	N/A

1122(d)(4)(viii)
Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
		N/A	N/A	N/A
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.	N/A	N/A	N/A
1122(d)(4)(x)
Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements.
		N/A	N/A	N/A
1122(d)(4)(xi)
Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
		N/A	N/A	N/A
1122(d)(4)(xii)
Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.
		N/A	N/A	N/A
1122(d)(4)(xiii)
Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.
		N/A	N/A	N/A
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set	N/A	N/A	N/A

forth in the transaction agreements.

EXHIBIT L

ADDITIONAL FORM 10-D DISCLOSURE

ADDITIONAL FORM 10-D DISCLOSURE
Item on Form 10-D	Party Responsible
Item 1: Distribution and Pool Performance Information
Information included in the Distribution Date Statement	Master Servicer Securities Administrator
Any information required by 1121 which is NOT included on the Distribution Date Statement	Depositor
Item 2: Legal Proceedings

Any legal proceeding pending against the following entities or their respective property, that is material to Certificateholders, including any proceedings known to be contemplated by governmental authorities:

▪ Issuing Entity (Trust Fund)	Trustee, Master Servicer, Securities Administrator and Depositor
▪ Sponsor (Seller)	Seller (if a party to the Pooling and Servicing Agreement) or Depositor
▪ Depositor	Depositor
▪ Trustee	Trustee
▪ Securities Administrator	Securities Administrator
▪ Master Servicer	Master Servicer
▪ Custodian	Custodian
▪ 1110(b) Originator	Depositor
▪ Any 1108(a)(2) Servicer (other than the Master Servicer or the Securities Administrator)	Servicer (as to itself)
▪ Any other party contemplated by 1100(d)(1)	Depositor
Item 3:  Sale of Securities and Use of Proceeds

Information from Item 2(a) of Part II of Form 10-Q:

With respect to any sale of securities by the sponsor, depositor or issuing entity, that are backed by the same asset pool or are otherwise issued by the issuing entity, whether or not registered, provide
Depositor

the sales and use of proceeds information in Item 701 of Regulation S-K. Pricing information can be omitted if securities were not registered.

ADDITIONAL FORM 10-D DISCLOSURE
Item on Form 10-D	Party Responsible
Item 4:  Defaults Upon Senior Securities

Information from Item 3 of Part II of Form 10-Q:

Report the occurrence of any Event of Default (after expiration of any grace period and provision of any required notice)
Securities Administrator Trustee
Item 5: Submission of Matters to a Vote of Security Holders Information from Item 4 of Part II of Form 10-Q	Securities Administrator Trustee
Item 6: Significant Obligors of Pool Assets Item 1112(b) – Significant Obligor Financial Information*	Depositor
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Item.
Item 7: Significant Enhancement Provider Information Item 1114(b)(2) – Credit Enhancement Provider Financial Information*
▪ Determining applicable disclosure threshold	Depositor
▪ Requesting required financial information (including any required accountants’ consent to the use thereof) or effecting incorporation by reference	Depositor
Item 1115(b) – Derivative Counterparty Financial Information*
▪ Determining current maximum probable exposure	Depositor
▪ Determining current significance percentage	Depositor
▪ Requesting required financial information (including any required accountants’ consent to the use thereof) or effecting incorporation by reference	Depositor
*This information need only be reported on the

Form 10-D for the distribution period in which updated information is required pursuant to the Items.

ADDITIONAL FORM 10-D DISCLOSURE
Item on Form 10-D	Party Responsible
Item 8: Other Information Disclose any information required to be reported on Form 8-K during the period covered by the Form 10-D but not reported	Any party responsible for the applicable Form 8-K Disclosure item
Item 9: Exhibits
Distribution Date Statement to Certificateholders	Securities Administrator
Exhibits required by Item 601 of Regulation S-K, such as material agreements	Depositor

EXHIBIT M

ADDITIONAL FORM 10-K DISCLOSURE

ADDITIONAL FORM 10-K DISCLOSURE
Item on Form 10-K	Party Responsible
Item 1B: Unresolved Staff Comments	Depositor
Item 9B: Other Information Disclose any information required to be reported on Form 8-K during the fourth quarter covered by the Form 10-K but not reported	Any party responsible for disclosure items on Form 8-K
Item 15: Exhibits, Financial Statement Schedules	Securities Administrator Depositor
Reg AB Item 1112(b): Significant Obligors of Pool Assets
Significant Obligor Financial Information*	Depositor
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Item.
Reg AB Item 1114(b)(2): Credit Enhancement Provider Financial Information
▪ Determining applicable disclosure threshold	Depositor
▪ Requesting required financial information (including any required accountants’ consent to the use thereof) or effecting incorporation by reference	Depositor
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Items.
Reg AB Item 1115(b): Derivative Counterparty Financial Information
▪ Determining current maximum probable exposure	Depositor
▪ Determining current significance percentage	Depositor
▪ Requesting required financial information (including any required accountants’ consent to the use thereof) or effecting incorporation by reference	Depositor
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Items.

ADDITIONAL FORM 10-K DISCLOSURE
Item on Form 10-K	Party Responsible
Reg AB Item 1117: Legal Proceedings

Any legal proceeding pending against the following entities or their respective property, that is material to Certificateholders, including any proceedings known to be contemplated by governmental authorities:

▪ Issuing Entity (Trust Fund)	Trustee, Master Servicer, Securities Administrator and Depositor
▪ Sponsor (Seller)	Seller (if a party to the Pooling and Servicing Agreement) or Depositor
▪ Depositor	Depositor
▪ Trustee	Trustee
▪ Securities Administrator	Securities Administrator
▪ Master Servicer	Master Servicer
▪ Custodian	Custodian
▪ 1110(b) Originator	Depositor
▪ Any 1108(a)(2) Servicer (other than the Master Servicer or the Securities Administrator)	Servicer (as to itself)
▪ Any other party contemplated by 1100(d)(1)	Depositor
Reg AB Item 1119: Affiliations and Relationships
Whether (a) the Sponsor (Seller), Depositor or Issuing Entity is an affiliate of the following parties, and (b) to the extent known and material, any of the following parties are affiliated with one another:
Depositor as to (a) Sponsor/Seller as to (b)
▪ Master Servicer	Master Servicer
▪ Securities Administrator	Securities Administrator
▪ Trustee	Depositor/Sponsor as to (a) Trustee as to (b)
▪ Any other 1108(a)(3) servicer	Servicer (as to itself)
▪ Any 1110 Originator	Depositor/Sponsor
▪ Any 1112(b) Significant Obligor	Depositor/Sponsor
▪ Any 1114 Credit Enhancement Provider	Depositor/Sponsor

▪ Any 1115 Derivative Counterparty Provider	Depositor/Sponsor
▪ Any other 1101(d)(1) material party	Depositor/Sponsor

ADDITIONAL FORM 10-K DISCLOSURE
Item on Form 10-K	Party Responsible
Whether there are any “outside the ordinary course business arrangements” other than would be obtained in an arm’s length transaction between (a) the Sponsor (Seller), Depositor or Issuing Entity on the one hand, and (b) any of the following parties (or their affiliates) on the other hand, that exist currently or within the past two years and that are material to a Certificateholder’s understanding of the Certificates:
Depositor as to (a) Sponsor/Seller as to (b)
▪ Master Servicer	Master Servicer
▪ Securities Administrator	Securities Administrator
▪ Trustee	Depositor/Sponsor
▪ Any other 1108(a)(3) servicer	Servicer (as to itself)
▪ Any 1110 Originator	Depositor/Sponsor
▪ Any 1112(b) Significant Obligor	Depositor/Sponsor
▪ Any 1114 Credit Enhancement Provider	Depositor/Sponsor
▪ Any 1115 Derivative Counterparty Provider	Depositor/Sponsor
▪ Any other 1101(d)(1) material party	Depositor/Sponsor
Whether there are any specific relationships involving the transaction or the pool assets between (a) the Sponsor (Seller), Depositor or Issuing Entity on the one hand, and (b) any of the following parties (or their affiliates) on the other hand, that exist currently or within the past two years and that are material:
Depositor as to (a) Sponsor/Seller as to (b)
▪ Master Servicer	Master Servicer
▪ Securities Administrator	Securities Administrator
▪ Trustee	Depositor/Sponsor
▪ Any other 1108(a)(3) servicer	Servicer (as to itself)
▪ Any 1110 Originator	Depositor/Sponsor
▪ Any 1112(b) Significant Obligor	Depositor/Sponsor

▪ Any 1114 Credit Enhancement Provider	Depositor/Sponsor
▪ Any 1115 Derivative Counterparty Provider	Depositor/Sponsor
▪ Any other 1101(d)(1) material party	Depositor/Sponsor

EXHIBIT N

ADDITIONAL FORM 8-K DISCLOSURE

FORM 8-K DISCLOSURE INFORMATION
Item on Form 8-K	Party Responsible
Item 1.01- Entry into a Material Definitive Agreement

Disclosure is required regarding entry into or amendment of any definitive agreement that is material to the securitization, even if depositor is not a party.

Examples: servicing agreement, custody agreement.

Note: disclosure not required as to definitive agreements that are fully disclosed in the prospectus
All parties (as to themselves)
Item 1.02- Termination of a Material Definitive Agreement

Disclosure is required regarding termination of  any definitive agreement that is material to the securitization (other than expiration in accordance with its terms), even if depositor is not a party.

Examples: servicing agreement, custody agreement.
All parties (as to themselves)
Item 1.03- Bankruptcy or Receivership Disclosure is required regarding the bankruptcy or receivership, with respect to any of the following:	Depositor
▪ Sponsor (Seller)	Depositor/Sponsor (Seller)
▪ Depositor	Depositor
▪ Master Servicer	Master Servicer
▪ Affiliated Servicer	Servicer (as to itself)
▪ Other Servicer servicing 20% or more of the pool assets at the time of the report	Servicer (as to itself)
▪ Other material servicers	Servicer (as to itself)
▪ Trustee	Trustee
▪ Securities Administrator	Securities Administrator
▪ Significant Obligor	Depositor

FORM 8-K DISCLOSURE INFORMATION
Item on Form 8-K	Party Responsible
▪ Credit Enhancer (10% or more)	Depositor
▪ Derivative Counterparty	Depositor
▪ Custodian	Custodian
Item 2.04- Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

Includes an early amortization, performance trigger or other event, including event of default, that would materially alter the payment priority/distribution of cash flows/amortization schedule.

Disclosure will be made of events other than waterfall triggers which are disclosed in the Distribution Date Statements to the certificateholders.
Depositor Master Servicer Securities Administrator
Item 3.03- Material Modification to Rights of Security Holders

Disclosure is required of any material modification to documents defining the rights of Certificateholders, including the Pooling and Servicing Agreement.
Securities Administrator Depositor
Item 5.03- Amendments of Articles of Incorporation or Bylaws; Change of Fiscal Year Disclosure is required of any amendment “to the governing documents of the issuing entity”.	Depositor
Item 6.01- ABS Informational and Computational Material	Depositor
Item 6.02- Change of Servicer or Securities Administrator

Requires disclosure of any removal, replacement, substitution or addition of any master servicer, affiliated servicer, other servicer servicing 10% or more of pool assets at time of report, other material servicers or trustee.
Master Servicer/Securities Administrator/Depositor/ Servicer (as to itself)/Trustee
Reg AB disclosure about any new servicer or master servicer is also required.	Servicer (as to itself)/Master Servicer/Depositor
Reg AB disclosure about any new Trustee is also	Depositor/Securities Administrator

required.

FORM 8-K DISCLOSURE INFORMATION
Item on Form 8-K	Party Responsible
Item 6.03- Change in Credit Enhancement or External Support

Covers termination of any enhancement in manner other than by its terms, the addition of an enhancement, or a material change in the enhancement provided.  Applies to external credit enhancements as well as derivatives.
Depositor/Securities Administrator
Reg AB disclosure about any new enhancement provider is also required.	Depositor
Item 6.04- Failure to Make a Required Distribution	Securities Administrator
Item 6.05- Securities Act Updating Disclosure

If any material pool characteristic differs by 5% or more at the time of issuance of the securities from the description in the final prospectus, provide updated Reg AB disclosure about the actual asset pool.
Depositor
If there are any new servicers or originators required to be disclosed under Regulation AB as a result of the foregoing, provide the information called for in Items 1108 and 1110 respectively.	Depositor
Item 7.01- Reg FD Disclosure	All parties (as to themselves)
Item 8.01- Other Events Any event, with respect to which information is not otherwise called for in Form 8-K, that the registrant deems of importance to certificateholders.	Depositor
Item 9.01- Financial Statements and Exhibits	Responsible party for reporting/disclosing the financial statement or exhibit

SCHEDULE A

MORTGAGE LOAN SCHEDULE

	1	2	3	4	5	6		8	9	10
KEY	Primary Servicer	Servicing Fee %	Servicing Fee—Flatdollar	Servicing Advance Methodology	Originator	Loan Group	Issuance Loan Number	Amortization Type	Lien Position	HELOC Indicator
1	1000200	0.002500			1000200	1	2000000149	1	1	0
2	1000200	0.002500			1000200	1	2000000048	1	1	0
3	1000200	0.002500			1000200	1	2000000067	1	1	0
4	1000200	0.002500			1000200	1	2000000096	1	1	0
5	1000200	0.002500			1000200	1	2000000103	1	1	0
6	1000200	0.002500			1000200	1	2000000104	1	1	0
7	1000200	0.002500			1000200	1	2000000115	1	1	0
8	1000200	0.002500			1000200	1	2000000138	1	1	0
9	1000200	0.002500			1000200	1	2000000165	1	1	0
10	1000200	0.002500			1000200	1	2000000175	1	1	0
11	1000200	0.002500			1000200	1	2000000190	1	1	0
12	1000200	0.002500			1000200	1	2000000194	1	1	0
13	1000200	0.002500			1000200	1	2000000229	1	1	0
14	1000200	0.002500			1000200	1	2000000243	1	1	0
15	1000200	0.002500			1000200	1	2000000264	1	1	0
16	1000200	0.002500			1000200	1	2000000267	1	1	0
17	1000200	0.002500			1000200	1	2000000276	1	1	0
18	1000200	0.002500			1000200	1	2000000293	1	1	0
19	1000200	0.002500			1000200	1	2000000332	1	1	0
20	1000200	0.002500			1000200	1	2000000323	1	1	0
21	1000200	0.002500			1000200	1	2000000349	1	1	0
22	1000200	0.002500			1000200	1	2000000373	1	1	0
23	1000200	0.002500			1000200	1	2000000387	1	1	0
24	1000200	0.002500			1000200	1	2000000392	1	1	0
25	1000200	0.002500			1000200	1	2000000403	1	1	0
26	1000200	0.002500			1000200	1	2000000414	1	1	0
27	1000200	0.002500			1000200	1	2000000166	1	1	0
28	1000200	0.002500			1000200	1	2000000311	1	1	0
29	1000200	0.002500			1000200	1	2000000315	1	1	0
30	1000200	0.002500			1000200	1	2000000402	1	1	0
31	1000200	0.002500			1000200	1	0817000001	1	1	0
32	1000200	0.002500			1000200	1	0817000002	1	1	0
33	1000200	0.002500			1000200	1	2000000002	1	1	0
34	1000200	0.002500			1000200	1	2000000017	1	1	0
35	1000200	0.002500			1000200	1	2000000021	1	1	0
36	1000200	0.002500			1000200	1	2000000031	1	1	0
37	1000200	0.002500			1000200	1	2000000029	1	1	0
38	1000200	0.002500			1000200	1	2000000038	1	1	0
39	1000200	0.002500			1000200	1	2000000043	1	1	0
40	1000200	0.002500			1000200	1	2000000044	1	1	0
41	1000200	0.002500			1000200	1	2000000046	1	1	0
42	1000200	0.002500			1000200	1	2000000049	1	1	0
43	1000200	0.002500			1000200	1	2000000053	1	1	0
44	1000200	0.002500			1000200	1	2000000059	1	1	0
45	1000200	0.002500			1000200	1	2000000244	1	1	0
46	1000200	0.002500			1000200	1	2000000071	1	1	0
47	1000200	0.002500			1000200	1	2000000072	1	1	0
48	1000200	0.002500			1000200	1	2000000074	1	1	0
49	1000200	0.002500			1000200	1	2000000079	1	1	0
50	1000200	0.002500			1000200	1	2000000082	1	1	0
51	1000200	0.002500			1000200	1	2000000085	1	1	0
52	1000200	0.002500			1000200	1	2000000088	1	1	0
53	1000200	0.002500			1000200	1	2000000091	1	1	0
54	1000200	0.002500			1000200	1	2000000135	1	1	0
55	1000200	0.002500			1000200	1	2000000106	1	1	0
56	1000200	0.002500			1000200	1	2000000140	1	1	0
57	1000200	0.002500			1000200	1	2000000125	1	1	0
58	1000200	0.002500			1000200	1	2000000415	1	1	0
59	1000200	0.002500			1000200	1	2000000144	1	1	0
60	1000200	0.002500			1000200	1	2000000133	1	1	0
61	1000200	0.002500			1000200	1	0817000003	1	1	0
62	1000200	0.002500			1000200	1	0817000004	1	1	0
63	1000200	0.002500			1000200	1	0817000005	1	1	0
64	1000200	0.002500			1000200	1	2000000155	1	1	0
65	1000200	0.002500			1000200	1	2000000157	1	1	0
66	1000200	0.002500			1000200	1	0817000006	1	1	0
67	1000200	0.002500			1000200	1	0817000007	1	1	0
68	1000200	0.002500			1000200	1	2000000177	1	1	0
69	1000200	0.002500			1000200	1	0817000008	1	1	0
70	1000200	0.002500			1000200	1	2000000269	1	1	0
71	1000200	0.002500			1000200	1	2000000185	1	1	0
72	1000200	0.002500			1000200	1	2000000195	1	1	0
73	1000200	0.002500			1000200	1	0817000024	1	1	0
74	1000200	0.002500			1000200	1	0817000029	1	1	0
75	1000200	0.002500			1000200	1	0817000009	1	1	0
76	1000200	0.002500			1000200	1	0817000025	1	1	0
77	1000200	0.002500			1000200	1	2000000324	1	1	0
78	1000200	0.002500			1000200	1	0817000010	1	1	0
79	1000200	0.002500			1000200	1	0817000011	1	1	0
80	1000200	0.002500			1000200	1	2000000214	1	1	0
81	1000200	0.002500			1000200	1	0817000012	1	1	0
82	1000200	0.002500			1000200	1	0817000013	1	1	0
83	1000200	0.002500			1000200	1	2000000231	1	1	0
84	1000200	0.002500			1000200	1	0817000014	1	1	0
85	1000200	0.002500			1000200	1	2000000223	1	1	0
86	1000200	0.002500			1000200	1	2000000242	1	1	0
87	1000200	0.002500			1000200	1	2000000313	1	1	0
88	1000200	0.002500			1000200	1	2000000245	1	1	0
89	1000200	0.002500			1000200	1	0817000027	1	1	0
90	1000200	0.002500			1000200	1	0817000030	1	1	0
91	1000200	0.002500			1000200	1	2000000257	1	1	0
92	1000200	0.002500			1000200	1	2000000255	1	1	0
93	1000200	0.002500			1000200	1	0817000016	1	1	0
94	1000200	0.002500			1000200	1	0817000031	1	1	0
95	1000200	0.002500			1000200	1	2000000277	1	1	0
96	1000200	0.002500			1000200	1	0817000033	1	1	0
97	1000200	0.002500			1000200	1	2000000268	1	1	0
98	1000200	0.002500			1000200	1	0817000017	1	1	0
99	1000200	0.002500			1000200	1	2000000281	1	1	0
100	1000200	0.002500			1000200	1	2000000285	1	1	0
101	1000200	0.002500			1000200	1	0817000034	1	1	0
102	1000200	0.002500			1000200	1	2000000286	1	1	0
103	1000200	0.002500			1000200	1	0817000019	1	1	0
104	1000200	0.002500			1000200	1	2000000291	1	1	0
105	1000200	0.002500			1000200	1	2000000296	1	1	0
106	1000200	0.002500			1000200	1	2000000319	1	1	0
107	1000200	0.002500			1000200	1	2000000406	1	1	0
108	1000200	0.002500			1000200	1	2000000306	1	1	0
109	1000200	0.002500			1000200	1	2000000316	1	1	0
110	1000200	0.002500			1000200	1	0817000020	1	1	0
111	1000200	0.002500			1000200	1	0817000021	1	1	0
112	1000200	0.002500			1000200	1	0817000028	1	1	0
113	1000200	0.002500			1000200	1	0817000023	1	1	0
114	1000200	0.002500			1000200	1	2000000395	1	1	0
115	1000200	0.002500			1000200	1	0817000035	1	1	0
116	1000200	0.002500			1000200	1	2000000382	1	1	0
117	1000200	0.002500			1000200	1	0817000036	1	1	0
118	1000200	0.002500			1000200	1	2000000375	1	1	0
119	1000200	0.002500			1000200	1	2000000388	1	1	0
120	1000200	0.002500			1000200	1	2000000396	1	1	0
121	1000200	0.002500			1000200	1	2000000401	1	1	0
122	1000200	0.002500			1000200	1	2000000398	1	1	0
123	1000200	0.002500			1000200	1	2000000416	1	1	0
124	1000200	0.002500			1000200	1	2000000424	1	1	0
125	1000200	0.002500			1000200	1	2000000428	1	1	0
126	1000200	0.002500			1000200	1	2000000432	1	1	0
127	1002338	0.002500			1002338	1	3000000089	1	1	0
128	1002338	0.002500			1002338	1	3000000004	1	1	0
129	1002338	0.002500			1002338	1	3000000023	1	1	0
130	1002338	0.002500			1002338	1	3000000010	1	1	0
131	1002338	0.002500			1002338	1	3000000040	1	1	0
132	1002338	0.002500			1002338	1	0814000001	1	1	0
133	1002338	0.002500			1002338	1	3000000060	1	1	0
134	1002338	0.002500			1002338	1	3000000050	1	1	0
135	1002338	0.002500			1002338	1	3000000061	1	1	0
136	1002338	0.002500			1002338	1	3000000112	1	1	0
137	1002338	0.002500			1002338	1	3000000146	1	1	0
138	1002338	0.002500			1002338	1	3000000101	1	1	0
139	1002338	0.002500			1002338	1	3000000150	1	1	0
140	1002338	0.002500			1002338	1	3000000151	1	1	0
141	1002338	0.002500			1002338	1	3000000170	1	1	0
142	1002338	0.002500			1002338	1	3000000110	1	1	0
143	1002338	0.002500			1002338	1	3000000225	1	1	0
144	1002338	0.002500			1002338	1	3000000171	1	1	0
145	1002338	0.002500			1002338	1	3000000130	1	1	0
146	1002338	0.002500			1002338	1	3000000261	1	1	0
147	1002338	0.002500			1002338	1	3000000141	1	1	0
148	1002338	0.002500			1002338	1	3000000182	1	1	0
149	1002338	0.002500			1002338	1	3000000172	1	1	0
150	1002338	0.002500			1002338	1	3000000212	1	1	0
151	1002338	0.002500			1002338	1	3000000193	1	1	0
152	1002338	0.002500			1002338	1	3000000247	1	1	0
153	1002338	0.002500			1002338	1	3000000199	1	1	0
154	1002338	0.002500			1002338	1	3000000200	1	1	0
155	1002338	0.002500			1002338	1	3000000226	1	1	0
156	1002338	0.002500			1002338	1	3000000217	1	1	0
157	1002338	0.002500			1002338	1	3000000233	1	1	0
158	1002338	0.002500			1002338	1	3000000234	1	1	0
159	1002338	0.002500			1002338	1	3000000345	1	1	0
160	1002338	0.002500			1002338	1	3000000240	1	1	0
161	1002338	0.002500			1002338	1	3000000338	1	1	0
162	1002338	0.002500			1002338	1	3000000258	1	1	0
163	1002338	0.002500			1002338	1	3000000259	1	1	0
164	1002338	0.002500			1002338	1	3000000265	1	1	0
165	1002338	0.002500			1002338	1	3000000279	1	1	0
166	1002338	0.002500			1002338	1	3000000336	1	1	0
167	1002338	0.002500			1002338	1	3000000280	1	1	0
168	1002338	0.002500			1002338	1	3000000298	1	1	0
169	1002338	0.002500			1002338	1	3000000303	1	1	0
170	1002338	0.002500			1002338	1	3000000299	1	1	0
171	1002338	0.002500			1002338	1	3000000300	1	1	0
172	1002338	0.002500			1002338	1	3000000380	1	1	0
173	1002338	0.002500			1002338	1	3000000308	1	1	0
174	1002338	0.002500			1002338	1	3000000309	1	1	0
175	1002338	0.002500			1002338	1	3000000317	1	1	0
176	1002338	0.002500			1002338	1	3000000333	1	1	0
177	1002338	0.002500			1002338	1	3000000379	1	1	0
178	1002338	0.002500			1002338	1	3000000346	1	1	0
179	1002338	0.002500			1002338	1	3000000378	1	1	0
180	1002338	0.002500			1002338	1	3000000321	1	1	0
181	1002338	0.002500			1002338	1	3000000335	1	1	0
182	1002338	0.002500			1002338	1	3000000330	1	1	0
183	1002338	0.002500			1002338	1	3000000344	1	1	0
184	1002338	0.002500			1002338	1	3000000421	1	1	0
185	1002338	0.002500			1002338	1	3000000399	1	1	0
186	1002338	0.002500			1002338	1	3000000363	1	1	0
187	1002338	0.002500			1002338	1	3000000425	1	1	0
188	1002338	0.002500			1002338	1	0796000001	2	1	0
189	1002338	0.002500			1002338	1	0796000002	2	1	0
190	1002338	0.002500			1002338	1	0818000001	2	1	0
191	1002338	0.002500			1002338	1	0818000002	2	1	0
192	1002338	0.002500			1002338	1	0818000003	2	1	0
193	1002338	0.002500			1002338	1	0818000005	2	1	0
194	1002338	0.002500			1002338	1	0818000006	2	1	0
195	1002338	0.002500			1002338	1	0796000003	2	1	0
196	1002338	0.002500			1002338	1	0818000007	2	1	0
197	1002338	0.002500			1002338	1	0818000008	2	1	0
198	1002338	0.002500			1002338	1	0818000010	2	1	0
199	1002338	0.002500			1002338	1	0818000011	2	1	0
200	1002338	0.002500			1002338	1	0818000012	2	1	0
201	1002338	0.002500			1002338	1	0818000013	2	1	0
202	1002338	0.002500			1002338	1	0818000014	2	1	0
203	1002338	0.002500			1002338	1	0818000015	2	1	0
204	1002338	0.002500			1002338	1	0818000016	2	1	0
205	1002338	0.002500			1002338	1	0818000017	2	1	0
206	1002338	0.002500			1002338	1	0796000004	2	1	0
207	1002338	0.002500			1002338	1	0814000010	2	1	0
208	1002338	0.002500			1002338	1	0818000018	2	1	0
209	1002338	0.002500			1002338	1	0818000019	2	1	0
210	1002338	0.002500			1002338	1	0818000020	2	1	0
211	1002338	0.002500			1002338	1	0818000021	2	1	0
212	1002338	0.002500			1002338	1	0796000005	2	1	0
213	1002338	0.002500			1002338	1	0796000006	2	1	0
214	1002338	0.002500			1002338	1	0796000007	2	1	0
215	1002338	0.002500			1002338	1	0818000022	2	1	0
216	1002338	0.002500			1002338	1	0796000008	2	1	0
217	1002338	0.002500			1002338	1	0796000009	2	1	0
218	1002338	0.002500			1002338	1	0796000010	2	1	0
219	1002338	0.002500			1002338	1	0796000011	2	1	0
220	1002338	0.002500			1002338	1	0818000023	2	1	0
221	1002338	0.002500			1002338	1	0796000012	2	1	0
222	1002338	0.002500			1002338	1	0796000013	2	1	0
223	1002338	0.002500			1002338	1	0796000014	2	1	0
224	1002338	0.002500			1002338	1	0796000015	2	1	0
225	1002338	0.002500			1002338	1	0796000016	2	1	0
226	1002338	0.002500			1002338	1	0796000018	2	1	0
227	1002338	0.002500			1002338	1	0796000019	2	1	0
228	1002338	0.002500			1002338	1	0818000024	2	1	0
229	1002338	0.002500			1002338	1	0796000020	2	1	0
230	1002338	0.002500			1002338	1	0796000021	2	1	0
231	1002338	0.002500			1002338	1	0796000022	2	1	0
232	1002338	0.002500			1002338	1	0796000023	2	1	0
233	1002338	0.002500			1002338	1	0796000024	2	1	0
234	1002338	0.002500			1002338	1	0796000025	2	1	0
235	1002338	0.002500			1002338	1	0806000003	2	1	0
236	1002338	0.002500			1002338	1	0796000027	2	1	0
237	1002338	0.002500			1002338	1	0796000028	2	1	0
238	1002338	0.002500			1002338	1	0796000029	2	1	0
239	1002338	0.002500			1002338	1	0814000011	2	1	0
240	1002338	0.002500			1002338	1	0796000031	2	1	0
241	1002338	0.002500			1002338	1	0796000032	2	1	0
242	1002338	0.002500			1002338	1	0796000033	2	1	0
243	1002338	0.002500			1002338	1	0796000035	2	1	0
244	1002338	0.002500			1002338	1	0796000036	2	1	0
245	1002338	0.002500			1002338	1	0796000037	2	1	0
246	1002338	0.002500			1002338	1	0796000038	2	1	0
247	1002338	0.002500			1002338	1	0806000001	2	1	0
248	1002338	0.002500			1002338	1	0806000002	2	1	0
249	1002338	0.002500			1002338	1	0796000041	2	1	0
250	1002338	0.002500			1002338	1	0796000043	2	1	0
251	1002338	0.002500			1002338	1	0796000044	2	1	0
252	1002338	0.002500			1002338	1	0796000045	2	1	0
253	1002338	0.002500			1002338	1	0814000012	2	1	0
254	1002338	0.002500			1002338	1	0796000046	2	1	0
255	1002338	0.002500			1002338	1	0796000047	2	1	0
256	1002338	0.002500			1002338	1	3000000062	2	1	0
257	1002338	0.002500			1002338	1	3000000008	2	1	0
258	1002338	0.002500			1002338	1	3000000011	2	1	0
259	1002338	0.002500			1002338	1	3000000173	2	1	0
260	1002338	0.002500			1002338	1	3000000055	2	1	0
261	1002338	0.002500			1002338	1	3000000314	2	1	0
262	1002338	0.002500			1002338	1	3000000114	2	1	0
263	1002338	0.002500			1002338	1	3000000056	2	1	0
264	1002338	0.002500			1002338	1	3000000152	2	1	0
265	1002338	0.002500			1002338	1	3000000160	2	1	0
266	1002338	0.002500			1002338	1	3000000057	2	1	0
267	1002338	0.002500			1002338	1	3000000161	2	1	0
268	1002338	0.002500			1002338	1	3000000218	2	1	0
269	1002338	0.002500			1002338	1	3000000093	2	1	0
270	1002338	0.002500			1002338	1	3000000266	2	1	0
271	1002338	0.002500			1002338	1	3000000111	2	1	0
272	1002338	0.002500			1002338	1	0814000002	2	1	0
273	1002338	0.002500			1002338	1	3000000122	2	1	0
274	1002338	0.002500			1002338	1	3000000153	2	1	0
275	1002338	0.002500			1002338	1	3000000174	2	1	0
276	1002338	0.002500			1002338	1	3000000189	2	1	0
277	1002338	0.002500			1002338	1	3000000248	2	1	0
278	1002338	0.002500			1002338	1	3000000219	2	1	0
279	1002338	0.002500			1002338	1	0814000003	2	1	0
280	1002338	0.002500			1002338	1	3000000287	2	1	0
281	1002338	0.002500			1002338	1	3000000292	2	1	0
282	1002338	0.002500			1002338	1	3000000208	2	1	0
283	1002338	0.002500			1002338	1	3000000329	2	1	0
284	1002338	0.002500			1002338	1	0814000004	2	1	0
285	1002338	0.002500			1002338	1	3000000227	2	1	0
286	1002338	0.002500			1002338	1	3000000235	2	1	0
287	1002338	0.002500			1002338	1	3000000252	2	1	0
288	1002338	0.002500			1002338	1	3000000352	2	1	0
289	1002338	0.002500			1002338	1	3000000263	2	1	0
290	1002338	0.002500			1002338	1	3000000322	2	1	0
291	1002338	0.002500			1002338	1	0806000004	2	1	0
292	1002338	0.002500			1002338	1	3000000337	2	1	0
293	1002338	0.002500			1002338	1	0814000007	2	1	0
294	1002338	0.002500			1002338	1	3000000347	2	1	0
295	1002338	0.002500			1002338	1	0814000008	2	1	0
296	1002338	0.002500			1002338	1	0814000009	2	1	0
297	1002338	0.002500			1002338	1	3000000420	2	1	0
298	1000200	0.002500			1000200	1	2000000436	1	1	0
299	1000200	0.002500			1000200	1	2000000221	1	1	0
300	1000200	0.002500			1000200	1	2000000230	1	1	0
301	1000200	0.002500			1000200	1	2000000410	1	1	0
302	1000200	0.002500			1000200	1	2000000419	1	1	0

	11	12	13	14	15	16	17	18	19	20
KEY	Loan Purpose	Cash Out Amount	Total Origination and Discount Points	Covered/High Cost Loan Indicator	Relocation Loan Indicator	Broker Indicator	Channel	Escrow Indicator	Senior Loan Amount(s)	Loan Type of Most Senior Lien
1	9						1	4	0
2	9						1	0	0
3	9						1	0	0
4	9						1	0	0
5	7						1	0	0
6	9						1	0	0
7	9						1	0	0
8	9						1	0	0
9	9						1	4	0
10	9						1	0	0
11	9						1	4	0
12	9						1	4	0
13	9						1	0	0
14	9						1	0	0
15	9						1	0	0
16	9						1	0	0
17	9						1	4	0
18	9						1	4	0
19	9						1	0	0
20	7						1	4	0
21	3						1	4	0
22	9						1	4	0
23	7						1	4	0
24	7						1	0	0
25	9						1	4	0
26	7						1	0	0
27	9						1	4	0
28	9						1	4	0
29	7						1	4	0
30	9						1	4	0
31	7						1	4	0
32	7						1	4	0
33	9						1	4	0
34	9						1	4	0
35	9						1	4	0
36	7						1	4	0
37	7						1	0	0
38	9						1	0	0
39	7						1	4	0
40	7						1	4	0
41	7						1	0	0
42	7						1	4	0
43	7						1	0	0
44	9						1	4	0
45	7						1	4	0
46	9						1	0	0
47	7						1	4	0
48	7						1	4	0
49	9						1	0	0
50	7						1	4	0
51	9						1	0	0
52	7						1	0	0
53	9						1	0	0
54	7						1	0	0
55	9						1	0	0
56	7						1	4	0
57	9						1	4	0
58	9						1	0	0
59	7						1	0	0
60	7						1	0	0
61	7						1	4	0
62	9						1	4	0
63	7						1	0	0
64	9						1	4	0
65	7						1	4	0
66	9						1	0	0
67	7						1	4	0
68	9						1	0	0
69	7						1	0	0
70	7						1	0	0
71	9						1	0	0
72	9						1	4	0
73	3						1	0	0
74	9						1	0	0
75	9						1	4	0
76	9						1	0	0
77	7						1	0	0
78	7						1	4	0
79	6						1	4	0
80	9						1	4	0
81	9						1	0	0
82	7						1	4	0
83	7						1	0	0
84	7						1	0	0
85	9						1	4	0
86	9						1	0	0
87	7						1	4	0
88	9						1	4	0
89	7						1	4	0
90	3						1	4	0
91	7						1	4	0
92	9						1	0	0
93	9						1	0	0
94	3						1	0	0
95	7						1	4	0
96	9						1	0	0
97	9						1	0	0
98	7						1	4	0
99	9						1	4	0
100	9						1	0	0
101	9						1	0	0
102	9						1	0	0
103	7						1	4	0
104	9						1	0	0
105	7						1	4	0
106	9						1	0	0
107	9						1	0	0
108	9						1	0	0
109	9						1	4	0
110	9						1	0	0
111	9						1	4	0
112	7						1	4	0
113	7						1	0	0
114	9						1	0	0
115	7						1	4	0
116	9						1	0	0
117	9						1	4	0
118	9						1	0	0
119	9						1	4	0
120	9						1	0	0
121	9						1	4	0
122	9						1	0	0
123	7						1	4	0
124	7						1	0	0
125	7						1	4	0
126	7						1	4	0
127	9						1	0	0
128	9						1	0	0
129	7						1	0	0
130	7						1	0	0
131	9						1	0	0
132	7						1	0	0
133	9						1	0	0
134	7						1	0	0
135	9						1	0	0
136	7						1	0	0
137	7						1	0	0
138	9						1	0	0
139	9						1	0	0
140	7						1	0	0
141	9						1	0	0
142	9						1	0	0
143	9						1	0	0
144	9						1	0	0
145	6						1	0	0
146	9						1	0	0
147	6						1	0	0
148	7						1	0	0
149	9						1	0	0
150	7						1	0	0
151	9						1	4	0
152	9						1	0	0
153	9						1	0	0
154	7						1	0	0
155	6						1	0	0
156	7						1	0	0
157	7						1	0	0
158	9						1	0	0
159	9						1	0	0
160	7						1	0	0
161	9						1	0	0
162	7						1	0	0
163	9						1	0	0
164	7						1	0	0
165	9						1	0	0
166	7						1	0	0
167	9						1	0	0
168	9						1	0	0
169	3						1	0	0
170	9						1	0	0
171	9						1	0	0
172	9						1	0	0
173	9						1	0	0
174	7						1	0	0
175	7						1	0	0
176	3						1	0	0
177	9						1	0	0
178	7						1	0	0
179	7						1	0	0
180	7						1	0	0
181	9						1	0	0
182	9						1	4	0
183	9						1	0	0
184	9						1	0	0
185	9						1	0	0
186	3						1	0	0
187	7						1	0	0
188	7						1	0	0
189	3						1	0	0
190	3						1	0	0
191	9						1	0	0
192	9						1	0	0
193	9						1	0	0
194	9						1	0	0
195	9						1	0	0
196	9						1	0	0
197	9						1	0	0
198	9						1	0	0
199	9						1	0	0
200	9						1	0	0
201	9						1	0	0
202	3						1	0	0
203	9						1	0	0
204	9						1	0	0
205	9						1	4	0
206	9						1	0	0
207	9						1	0	0
208	9						1	0	0
209	7						1	0	0
210	9						1	0	0
211	9						1	0	0
212	9						1	0	0
213	9						1	0	0
214	3						1	0	0
215	9						1	0	0
216	9						1	0	0
217	7						1	0	0
218	7						1	0	0
219	9						1	0	0
220	6						1	0	0
221	9						1	0	0
222	7						1	0	0
223	9						1	0	0
224	3						1	0	0
225	9						1	0	0
226	9						1	0	0
227	9						1	0	0
228	7						1	0	0
229	9						1	0	0
230	9						1	0	0
231	7						1	0	0
232	9						1	0	0
233	9						1	0	0
234	7						1	0	0
235	9						1	0	0
236	9						1	0	0
237	7						1	0	0
238	3						1	0	0
239	3						1	0	0
240	7						1	0	0
241	6						1	0	0
242	9						1	0	0
243	7						1	0	0
244	3						1	0	0
245	7						1	0	0
246	9						1	0	0
247	9						1	0	0
248	9						1	0	0
249	9						1	0	0
250	7						1	0	0
251	3						1	0	0
252	3						1	0	0
253	7						1	0	0
254	7						1	0	0
255	9						1	0	0
256	7						1	0	0
257	7						1	0	0
258	7						1	0	0
259	6						1	0	0
260	9						1	0	0
261	7						1	0	0
262	7						1	0	0
263	9						1	0	0
264	7						1	0	0
265	7						1	0	0
266	9						1	0	0
267	7						1	0	0
268	6						1	0	0
269	9						1	0	0
270	7						1	0	0
271	9						1	0	0
272	7						1	0	0
273	9						1	0	0
274	7						1	0	0
275	9						1	0	0
276	3						1	0	0
277	7						1	0	0
278	9						1	0	0
279	9						1	0	0
280	6						1	0	0
281	9						1	0	0
282	9						1	0	0
283	7						1	0	0
284	9						1	0	0
285	9						1	0	0
286	9						1	0	0
287	7						1	0	0
288	9						1	0	0
289	9						1	0	0
290	7						1	0	0
291	9						1	0	0
292	9						1	0	0
293	9						1	0	0
294	9						1	0	0
295	9						1	0	0
296	9						1	0	0
297	9						1	0	0
298	7						1	4	0
299	9						1	0	0
300	9						1	0	0
301	9						1	4	0
302	9						1	0	0
	21	22	23	24	25	26	27	28	29	30
KEY	Hybrid Period of Most Senior Lien (in months)	Neg Am Limit of Most Senior Lien	Junior Mortgage Balance	Origination Date of Most Senior Lien	Origination Date	Original Loan Amount	Original Interest Rate	Original Amortization Term	Original Term to Maturity	First Payment Date of Loan
1			0.00		20100723	879223.03	0.055000	360	360	20100901
2			123000.00		20100816	1627000.00	0.056250	360	360	20101001
3			0.00		20100813	664000.00	0.053750	360	360	20101001
4			0.00		20100924	700000.00	0.053750	360	360	20101101
5			0.00		20100731	727500.00	0.053750	360	360	20100901
6			0.00		20100929	830000.00	0.053750	360	360	20101101
7			240000.00		20100908	939891.00	0.052500	360	360	20101101
8			0.00		20100927	1267500.00	0.053750	360	360	20101101
9			0.00		20100917	1320000.00	0.052500	360	360	20101101
10			0.00		20101001	558090.93	0.052500	360	360	20101201
11			60000.00		20100920	586752.00	0.052500	360	360	20101101
12			0.00		20101001	800900.00	0.052500	360	360	20101201
13			0.00		20100928	795000.00	0.050000	360	360	20101101
14			0.00		20101025	1459800.00	0.050000	360	360	20101201
15			0.00		20101104	702289.93	0.051250	360	360	20110101
16			500000.00		20101002	625000.00	0.048750	360	360	20101201
17			425000.00		20101025	935000.00	0.051250	360	360	20101201
18			0.00		20101021	904900.00	0.050000	360	360	20101201
19			0.00		20101020	726000.00	0.051250	360	360	20101201
20			0.00		20101105	864000.00	0.051250	360	360	20101201
21			425000.00		20101122	1200000.00	0.051250	360	360	20110101
22			130000.00		20101122	545500.00	0.050000	360	360	20110101
23			0.00		20101118	697600.00	0.050000	360	360	20110101
24			0.00		20101110	1150000.00	0.048750	360	360	20110101
25			0.00		20101214	787500.00	0.050000	360	360	20110201
26			200000.00		20101217	1000000.00	0.052500	360	360	20110201
27			0.00		20100825	760000.00	0.052500	360	360	20101001
28			0.00		20101209	1031250.00	0.055000	360	360	20110201
29			100000.00		20100929	800000.00	0.050000	360	360	20101101
30			0.00		20101124	617000.00	0.050000	360	360	20110101
31			0.00		20101022	765254.00	0.051250	360	360	20101201
32			0.00		20100820	591200.00	0.047500	360	360	20101001
33			0.00		20100707	999999.00	0.057500	360	360	20100901
34			170839.00		20100716	756794.00	0.055000	360	360	20100901
35			0.00		20100716	530800.00	0.053750	360	360	20100901
36			0.00		20100628	540000.00	0.057500	360	360	20100801
37			0.00		20100707	999999.00	0.053750	360	360	20100901
38			0.00		20100923	635342.66	0.053750	360	360	20101101
39			0.00		20100628	645000.00	0.052500	360	360	20100801
40			0.00		20100707	479200.00	0.055000	360	360	20100901
41			0.00		20100723	825000.00	0.052500	360	360	20100901
42			0.00		20100702	675000.00	0.052500	360	360	20100901
43			0.00		20100628	960000.00	0.053750	360	360	20100901
44			0.00		20100807	762400.00	0.056250	360	360	20100901
45			0.00		20100928	612000.00	0.050000	360	360	20101101
46			0.00		20100812	702000.00	0.055000	360	360	20101001
47			0.00		20100712	780000.00	0.055000	360	360	20100901
48			0.00		20100723	487500.00	0.052500	360	360	20100901
49			269000.00		20100820	990179.76	0.053750	360	360	20101001
50			0.00		20100806	720000.00	0.052500	360	360	20101001
51			486000.00		20100723	954000.00	0.055000	360	360	20100901
52			0.00		20100723	600000.00	0.053750	360	360	20100901
53			0.00		20100930	704567.00	0.053750	360	360	20101101
54			0.00		20100722	1375000.00	0.050000	360	360	20100901
55			0.00		20100824	1300000.00	0.053750	360	360	20101001
56			0.00		20100726	560000.00	0.051250	360	360	20100901
57			0.00		20101006	494700.00	0.055000	360	360	20101201
58			0.00		20101116	600000.00	0.047500	360	360	20110101
59			0.00		20100915	712500.00	0.048750	360	360	20101101
60			0.00		20100805	950000.00	0.052500	360	360	20101001
61			0.00		20100813	550000.00	0.048750	360	360	20101001
62			0.00		20100924	798500.00	0.052500	360	360	20101101
63			0.00		20100913	538000.00	0.051250	360	360	20101101
64			0.00		20100914	600000.00	0.052500	360	360	20101101
65			0.00		20100827	560000.00	0.050000	360	360	20101001
66			0.00		20100826	540881.00	0.051250	360	360	20101001
67			0.00		20100907	872000.00	0.051250	360	360	20101101
68			0.00		20101012	1372900.00	0.052500	360	360	20101201
69			0.00		20100831	628000.00	0.048750	360	360	20101001
70			0.00		20100901	650000.00	0.052500	360	360	20101101
71			70000.00		20100910	850000.00	0.050000	360	360	20101101
72			250000.00		20100924	1051844.70	0.051250	360	360	20101101
73			0.00		20101108	860000.00	0.053750	360	360	20110101
74			0.00		20101109	962800.00	0.051250	360	360	20110101
75			0.00		20100910	696784.00	0.051250	360	360	20101101
76			0.00		20100910	1734000.00	0.051250	360	360	20101101
77			0.00		20100917	1500000.00	0.050000	360	360	20101101
78			0.00		20100826	465000.00	0.050000	360	360	20101001
79			0.00		20100830	500000.00	0.050000	360	360	20101001
80			0.00		20100924	483200.00	0.052500	360	360	20101101
81			100000.00		20101008	926299.00	0.051250	360	360	20101201
82			0.00		20100910	566250.00	0.047500	360	360	20101101
83			0.00		20100830	770000.00	0.050000	360	360	20101001
84			0.00		20100831	908000.00	0.048750	360	360	20101001
85			0.00		20101001	543000.00	0.052500	360	360	20101201
86			0.00		20101011	700000.00	0.050000	360	360	20101201
87			0.00		20100930	1715000.00	0.048750	360	360	20101101
88			0.00		20101008	1095500.00	0.051250	360	360	20101201
89			0.00		20100910	498000.00	0.048750	360	360	20101101
90			0.00		20101112	847610.00	0.052500	360	360	20110101
91			0.00		20100830	573750.00	0.052500	360	360	20101001
92			100000.00		20101112	953801.00	0.052500	360	360	20110101
93			0.00		20100925	962500.00	0.053750	360	360	20101101
94			0.00		20101116	725450.00	0.050000	360	360	20110101
95			0.00		20100928	682500.00	0.052500	360	360	20101101
96			0.00		20101102	528000.00	0.052500	360	360	20110101
97			0.00		20100924	513390.00	0.050000	360	360	20101101
98			0.00		20100903	520000.00	0.050000	360	360	20101101
99			0.00		20101016	739750.00	0.050000	360	360	20101201
100			0.00		20101012	881974.00	0.051250	360	360	20101201
101			0.00		20100924	1100000.00	0.048750	360	360	20101101
102			150000.00		20101111	813200.00	0.052500	360	360	20110101
103			0.00		20100929	937500.00	0.052500	360	360	20101101
104			0.00		20101005	681000.00	0.050000	360	360	20101201
105			0.00		20100913	900000.00	0.050000	360	360	20101101
106			100000.00		20101119	900000.00	0.052500	360	360	20110101
107			152000.00		20101025	972000.00	0.050000	360	360	20101201
108			101500.00		20101116	835396.00	0.052500	360	360	20110101
109			0.00		20101026	1200000.00	0.050000	360	360	20101201
110			0.00		20101025	500000.00	0.050000	360	360	20101201
111			0.00		20101022	676000.00	0.052500	360	360	20101201
112			0.00		20101123	582400.00	0.047500	360	360	20110101
113			0.00		20101015	548000.00	0.053750	360	360	20101201
114			0.00		20101213	612250.00	0.048750	360	360	20110201
115			0.00		20101119	460000.00	0.051250	360	360	20110101
116			0.00		20101206	1099000.00	0.050000	360	360	20110201
117			0.00		20101119	800000.00	0.051250	360	360	20110101
118			0.00		20101130	841148.00	0.051250	360	360	20110101
119			0.00		20101201	731000.00	0.050000	360	360	20110201
120			0.00		20101213	888941.00	0.050000	360	360	20110201
121			50000.00		20101214	604900.00	0.050000	360	360	20110201
122			0.00		20101213	1100000.00	0.048750	360	360	20110201
123			0.00		20101210	468000.00	0.050000	360	360	20110201
124			0.00		20101130	600000.00	0.050000	360	360	20110101
125			0.00		20101213	485100.00	0.048750	360	360	20110201
126			0.00		20101210	630000.00	0.048750	360	360	20110201
127			756110.00		20100721	1340000.00	0.052500	360	360	20100901
128			500000.00		20100609	1390000.00	0.053500	360	360	20100801
129			0.00		20100604	861750.00	0.057500	360	360	20100801
130			0.00		20100614	995000.00	0.054500	360	360	20100801
131			490000.00		20100628	1987000.00	0.051000	360	360	20100901
132			0.00		20100715	1312500.00	0.052500	360	360	20100901
133			0.00		20100720	1100000.00	0.054500	360	360	20100901
134			0.00		20100709	1350000.00	0.053500	360	360	20100901
135			0.00		20100624	1120000.00	0.056500	360	360	20100901
136			0.00		20100707	1176000.00	0.051000	360	360	20100901
137			0.00		20100722	714000.00	0.053000	360	360	20101001
138			0.00		20100803	1676500.00	0.052000	360	360	20101001
139			0.00		20100728	1050000.00	0.050000	360	360	20101001
140			0.00		20100809	899200.00	0.049500	360	360	20101001
141			135000.00		20100726	1140000.00	0.050000	360	360	20101001
142			300000.00		20100804	1100000.00	0.050500	360	360	20101001
143			2600000.00		20100816	900000.00	0.050000	360	360	20101001
144			100000.00		20100813	1000000.00	0.052500	360	360	20101001
145			0.00		20100727	950000.00	0.052000	360	360	20101001
146			260000.00		20100826	832000.00	0.049500	360	360	20101101
147			0.00		20100826	840937.00	0.051500	360	360	20101001
148			0.00		20100902	1197500.00	0.050500	360	360	20101101
149			200000.00		20100823	700000.00	0.051500	360	360	20101001
150			381250.00		20100812	1100000.00	0.051500	360	360	20101001
151			0.00		20100819	898000.00	0.051500	360	360	20101001
152			750000.00		20100824	910000.00	0.050000	360	360	20101001
153			0.00		20100813	970000.00	0.051500	360	360	20101001
154			0.00		20100826	1540000.00	0.049500	360	360	20101001
155			0.00		20100820	900000.00	0.049000	360	360	20101001
156			0.00		20100826	1275000.00	0.049500	360	360	20101101
157			0.00		20100825	723750.00	0.049500	360	360	20101001
158			0.00		20100917	1210000.00	0.050000	360	360	20101101
159			300000.00		20101008	600000.00	0.050500	360	360	20101201
160			400000.00		20100917	1000000.00	0.048000	360	360	20101101
161			350000.00		20100908	1100000.00	0.049000	360	360	20101101
162			0.00		20100924	545600.00	0.049000	360	360	20101101
163			0.00		20100928	825000.00	0.050000	360	360	20101201
164			0.00		20100903	1650000.00	0.047000	360	360	20101101
165			0.00		20101109	1400000.00	0.049000	360	360	20110101
166			0.00		20100928	1259000.00	0.049000	360	360	20101101
167			1300000.00		20100920	1500000.00	0.047500	360	360	20101101
168			270000.00		20100914	990000.00	0.049000	360	360	20101101
169			100000.00		20100927	1040000.00	0.050000	360	360	20101201
170			0.00		20101029	1225000.00	0.049500	360	360	20110101
171			325000.00		20100923	1110000.00	0.052000	360	360	20101101
172			100000.00		20100928	900000.00	0.047500	360	360	20101201
173			0.00		20101005	850000.00	0.048500	360	360	20101201
174			0.00		20100924	1087500.00	0.051000	360	360	20101201
175			0.00		20100913	1700000.00	0.048000	360	360	20101101
176			110000.00		20101005	1000000.00	0.048500	360	360	20101201
177			195000.00		20101005	973600.00	0.047500	360	360	20101201
178			0.00		20100927	1252000.00	0.047500	360	360	20101101
179			0.00		20101029	1000000.00	0.052000	360	360	20101201
180			0.00		20100929	1100000.00	0.050000	360	360	20101201
181			0.00		20101012	1540000.00	0.048000	360	360	20101201
182			100000.00		20101008	1300000.00	0.049000	360	360	20101201
183			0.00		20101014	940000.00	0.050500	360	360	20101201
184			0.00		20101115	695000.00	0.049000	360	360	20110101
185			0.00		20101118	1164400.00	0.047500	360	360	20110101
186			100000.00		20101028	990000.00	0.050000	360	360	20110101
187			0.00		20101117	875000.00	0.047500	360	360	20110101
188			500000.00		20090410	1250000.00	0.055000	360	360	20090601
189			0.00		20090326	1450000.00	0.053000	360	360	20090601
190			0.00		20090212	1400000.00	0.046500	360	360	20090401
191			0.00		20090206	1039000.00	0.050000	360	360	20090401
192			0.00		20090213	750000.00	0.053000	360	360	20090401
193			0.00		20090203	980000.00	0.048000	360	360	20090401
194			200000.00		20090205	1000000.00	0.049500	360	360	20090401
195			620000.00		20090706	1100000.00	0.054000	360	360	20090901
196			0.00		20090319	1100000.00	0.046500	360	360	20090501
197			0.00		20090218	441000.00	0.050000	360	360	20090401
198			0.00		20090305	780000.00	0.051500	360	360	20090501
199			300000.00		20090224	1100000.00	0.046000	360	360	20090501
200			0.00		20090227	780000.00	0.051500	360	360	20090501
201			0.00		20090304	1150000.00	0.049500	360	360	20090501
202			0.00		20090324	2000000.00	0.049500	360	360	20090501
203			0.00		20090311	1015000.00	0.049000	360	360	20090501
204			0.00		20090311	1125020.00	0.049000	360	360	20090501
205			0.00		20090320	2050000.00	0.048500	360	360	20090501
206			500000.00		20090324	1750000.00	0.052000	360	360	20090501
207			0.00		20090408	1100000.00	0.055500	360	360	20090601
208			0.00		20090313	1485000.00	0.050500	360	360	20090501
209			0.00		20090316	2100000.00	0.046000	360	360	20090501
210			0.00		20090312	1128000.00	0.052000	360	360	20090501
211			0.00		20090223	985000.00	0.048000	360	360	20090501
212			250000.00		20090512	1000000.00	0.051000	360	360	20090701
213			345000.00		20090313	930000.00	0.050000	360	360	20090501
214			0.00		20090319	1150000.00	0.051500	360	360	20090501
215			150000.00		20090320	600000.00	0.053000	360	360	20090501
216			500000.00		20090324	630000.00	0.051500	360	360	20090501
217			0.00		20090324	1110000.00	0.049000	360	360	20090501
218			0.00		20090415	648000.00	0.050000	360	360	20090601
219			0.00		20090413	935000.00	0.054500	360	360	20090601
220			100000.00		20090316	1000000.00	0.046500	360	360	20090501
221			100000.00		20090327	1000000.00	0.054000	360	360	20090601
222			0.00		20090313	1500000.00	0.051000	360	360	20090501
223			0.00		20090330	1000000.00	0.053500	360	360	20090601
224			960000.00		20090320	1320000.00	0.044500	360	360	20090501
225			0.00		20090403	1725000.00	0.049500	360	360	20090601
226			0.00		20090403	1555000.00	0.046500	360	360	20090601
227			0.00		20090413	712000.00	0.049500	360	360	20090601
228			100000.00		20090320	990000.00	0.049000	360	360	20090501
229			300000.00		20090406	1200000.00	0.050500	360	360	20090601
230			0.00		20090408	768000.00	0.054500	360	360	20090601
231			596500.00		20090320	1500000.00	0.052500	360	360	20090501
232			0.00		20090326	1015000.00	0.053000	360	360	20090501
233			0.00		20090408	1000000.00	0.053000	360	360	20090601
234			0.00		20090323	1767500.00	0.049000	360	360	20090501
235			100000.00		20090408	545000.00	0.055000	360	360	20090601
236			100000.00		20090415	1000000.00	0.050000	360	360	20090601
237			0.00		20090414	835200.00	0.054500	360	360	20090601
238			350000.00		20090417	985000.00	0.051500	360	360	20090601
239			2000000.00		20090417	1000000.00	0.055500	360	360	20090601
240			0.00		20090413	999200.00	0.051000	360	360	20090601
241			0.00		20090408	1500000.00	0.051000	360	360	20090601
242			0.00		20090423	1350000.00	0.054000	360	360	20090601
243			100000.00		20090413	1000000.00	0.050500	360	360	20090601
244			0.00		20090428	1750000.00	0.050000	360	360	20090701
245			100000.00		20090409	1000000.00	0.048000	360	360	20090601
246			78750.00		20090511	850000.00	0.050000	360	360	20090701
247			187000.00		20090608	2025000.00	0.053500	360	360	20090801
248			0.00		20100104	680000.00	0.055000	360	360	20100301
249			0.00		20091117	450000.00	0.054000	360	360	20100101
250			0.00		20100115	1500000.00	0.049500	360	360	20100301
251			0.00		20100125	700000.00	0.054000	360	360	20100401
252			300000.00		20100108	850000.00	0.054000	360	360	20100301
253			0.00		20100326	725000.00	0.055500	360	360	20100501
254			0.00		20100331	1100000.00	0.048500	360	360	20100601
255			200000.00		20100525	840000.00	0.054500	360	360	20100801
256			0.00		20100625	1840000.00	0.051500	360	360	20100801
257			500000.00		20100528	2000000.00	0.049500	360	360	20100801
258			0.00		20100615	1875000.00	0.053500	360	360	20100801
259			0.00		20100908	729750.00	0.048000	360	360	20101101
260			0.00		20100616	1820000.00	0.055000	360	360	20100801
261			0.00		20101004	2000000.00	0.047500	360	360	20101201
262			565000.00		20100629	1500000.00	0.048500	360	360	20100901
263			80000.00		20100720	1320000.00	0.051500	360	360	20100901
264			0.00		20100715	1035200.00	0.048500	360	360	20100901
265			0.00		20100621	882000.00	0.047500	360	360	20100801
266			1500000.00		20100622	2000000.00	0.050500	360	360	20100801
267			500000.00		20100707	1000000.00	0.048500	360	360	20100901
268			0.00		20100802	1450000.00	0.045000	360	360	20101001
269			0.00		20100729	1000000.00	0.050500	360	360	20101001
270			0.00		20100728	1500000.00	0.046000	360	360	20101001
271			200000.00		20100730	2000000.00	0.049000	360	360	20101001
272			0.00		20100916	1200000.00	0.045500	360	360	20101101
273			0.00		20100806	768750.00	0.049000	360	360	20101001
274			373600.00		20100802	1000000.00	0.046000	360	360	20101001
275			0.00		20100812	1445000.00	0.049000	360	360	20101001
276			0.00		20100809	1000000.00	0.050000	360	360	20101001
277			0.00		20100810	699000.00	0.045500	360	360	20101001
278			0.00		20100820	1250000.00	0.046500	360	360	20101001
279			340000.00		20100824	2000000.00	0.045000	360	360	20101001
280			0.00		20100901	1470000.00	0.046000	360	360	20101101
281			100000.00		20100831	1000000.00	0.046500	360	360	20101101
282			0.00		20100901	1127795.00	0.048500	360	360	20101101
283			0.00		20101012	1100000.00	0.047000	360	360	20101201
284			1808000.00		20100915	1973102.00	0.044500	360	360	20101101
285			0.00		20100907	1350000.00	0.048000	360	360	20101101
286			100000.00		20100917	700000.00	0.048500	360	360	20101101
287			300000.00		20100901	600000.00	0.044000	360	360	20101101
288			450000.00		20101029	1060000.00	0.047500	360	360	20110101
289			0.00		20100910	600000.00	0.046000	360	360	20101101
290			376000.00		20100929	1000000.00	0.046500	360	360	20101201
291			0.00		20100923	1000000.00	0.047500	360	360	20101101
292			0.00		20101029	950000.00	0.048000	360	360	20110101
293			0.00		20101013	1000000.00	0.044500	360	360	20101201
294			0.00		20100930	1100000.00	0.047000	360	360	20101201
295			0.00		20101105	1540000.00	0.046500	360	360	20110101
296			0.00		20101103	1100000.00	0.047500	360	360	20110101
297			0.00		20101209	1093000.00	0.047000	360	360	20110201
298			0.00		20101230	468750.00	0.052500	360	360	20110201
299			58500.00		20101228	725200.00	0.053750	360	360	20110201
300			404000.00		20101105	715861.33	0.050000	360	360	20110101
301			0.00		20101220	619500.00	0.050000	360	360	20110201
302			0.00		20101222	598069.00	0.053750	360	360	20110201
	31	32	33	34	35	36	37	38	39	40
KEY	Interest Type Indicator	Original Interest Only Term	Buy Down Period	HELOC Draw Period	Scheduled Loan Amount	Current Interest Rate	Current Payment Amount Due	Scheduled Interest Paid Through Date	Current Payment Status	Index Type
1	1	0	0		860328.47	0.055000	4992.14	20110201	0
2	1	0	0		1618221.25	0.056250	9365.93	20110201	0
3	1	0	0		660246.31	0.053750	3718.21	20110201	0
4	1	0	0		694102.19	0.053750	3919.80	20110201	0
5	1	0	0		722553.65	0.053750	4073.80	20110201	0
6	1	0	0		826247.95	0.053750	4647.77	20110201	0
7	1	0	0		935043.63	0.052500	5190.12	20110201	0
8	1	0	0		1235301.57	0.053750	7097.64	20110201	0
9	1	0	0		1313903.78	0.052500	7289.09	20110201	0
10	1	0	0		556162.06	0.052500	3081.80	20110201	0
11	1	0	0		584042.17	0.052500	3240.07	20110201	0
12	1	0	0		797129.75	0.052500	4422.60	20110201	0
13	1	0	0		791155.09	0.050000	4267.74	20110201	0
14	1	0	0		1454515.95	0.050000	7836.53	20110201	0
15	1	0	0		700637.37	0.051250	3823.88	20110201	0
16	1	0	0		622685.13	0.048750	3307.56	20110201	0
17	1	0	0		931692.72	0.051250	5090.96	20110201	0
18	1	0	0		901624.55	0.050000	4857.70	20110201	0
19	1	0	0		678097.87	0.051250	3952.98	20110201	0
20	1	0	0		860943.88	0.051250	4704.37	20110201	0
21	1	0	0		1197176.28	0.051250	6533.85	20110201	0
22	1	0	0		544167.14	0.050000	2928.37	20110201	0
23	1	0	0		695920.10	0.050000	3744.87	20110201	0
24	1	0	0		1147166.21	0.048750	6085.90	20110201	0
25	1	0	0		786553.77	0.050000	4227.48	20110201	0
26	1	0	0		998852.96	0.052500	5522.04	20110201	0
27	1	0	0		749167.90	0.052500	4196.75	20110201	0
28	1	0	0		1030121.23	0.055000	5855.33	20110201	0
29	1	0	0		796130.92	0.050000	4294.58	20110201	0
30	1	0	0		615514.19	0.050000	3312.19	20110201	0
31	1	0	0		762547.16	0.051250	4166.71	20110201	0
32	1	0	0		587451.38	0.047500	3083.98	20110201	0
33	1	0	0		993659.07	0.057500	5835.73	20110201	0
34	1	0	0		746818.74	0.055000	4297.00	20110201	0
35	1	0	0		526521.22	0.053750	2972.33	20110201	0
36	1	0	0		535996.22	0.057500	3151.30	20110201	0
37	1	0	0		993199.97	0.053750	5599.71	20110201	0
38	1	0	0		632475.74	0.053750	3557.74	20110201	0
39	1	0	0		639752.62	0.052500	3561.72	20110201	0
40	1	0	0		476016.61	0.055000	2720.85	20110201	0
41	1	0	0		819183.66	0.052500	4555.69	20110201	0
42	1	0	0		670303.38	0.052500	3727.38	20110201	0
43	1	0	0		953472.91	0.053750	5375.73	20110201	0
44	1	0	0		757451.97	0.056250	4388.81	20110201	0
45	1	0	0		609040.17	0.050000	3285.35	20110201	0
46	1	0	0		698122.73	0.055000	3985.88	20110201	0
47	1	0	0		774613.76	0.055000	4428.76	20110201	0
48	1	0	0		484107.96	0.052500	2692.00	20110201	0
49	1	0	0		984582.09	0.053750	5544.73	20110201	0
50	1	0	0		714422.05	0.052500	3975.87	20110201	0
51	1	0	0		947662.51	0.055000	5416.71	20110201	0
52	1	0	0		595920.58	0.053750	3359.83	20110201	0
53	1	0	0		701387.69	0.053750	3945.38	20110201	0
54	1	0	0		1364983.37	0.050000	7381.30	20110201	0
55	1	0	0		1292650.89	0.053750	7279.63	20110201	0
56	1	0	0		556012.87	0.051250	3049.13	20110201	0
57	1	0	0		493068.08	0.055000	2808.86	20110201	0
58	1	0	0		598487.23	0.047500	3129.89	20110201	0
59	1	0	0		708974.27	0.048750	3770.61	20110201	0
60	1	0	0		944503.66	0.052500	5245.94	20110201	0
61	1	0	0		546591.05	0.048750	2910.65	20110201	0
62	1	0	0		795740.23	0.052500	4409.35	20110201	0
63	1	0	0		536097.00	0.051250	2929.34	20110201	0
64	1	0	0		597228.96	0.052500	3313.23	20110201	0
65	1	0	0		555908.52	0.050000	3006.21	20110201	0
66	1	0	0		535888.59	0.051250	2945.03	20110201	0
67	1	0	0		867878.63	0.051250	4747.93	20110201	0
68	1	0	0		1368154.99	0.052500	7581.21	20110201	0
69	1	0	0		624101.28	0.048750	3323.43	20110201	0
70	1	0	0		646998.05	0.052500	3589.33	20110201	0
71	1	0	0		845777.15	0.050000	4562.99	20110201	0
72	1	0	0		1013453.21	0.051250	5727.16	20110201	0
73	1	0	0		858068.33	0.053750	4815.76	20110201	0
74	1	0	0		960017.99	0.051250	5242.33	20110201	0
75	1	0	0		694319.35	0.051250	3793.90	20110201	0
76	1	0	0		1725804.54	0.051250	9441.41	20110201	0
77	1	0	0		1492745.50	0.050000	8052.33	20110201	0
78	1	0	0		456337.64	0.050000	2496.23	20110201	0
79	1	0	0		496970.98	0.050000	2684.11	20110201	0
80	1	0	0		480968.41	0.052500	2668.25	20110201	0
81	1	0	0		923022.51	0.051250	5043.58	20110201	0
82	1	0	0		563383.34	0.047500	2953.83	20110201	0
83	1	0	0		765127.81	0.050000	4133.53	20110201	0
84	1	0	0		902352.81	0.048750	4805.22	20110201	0
85	1	0	0		541123.27	0.052500	2998.47	20110201	0
86	1	0	0		697466.19	0.050000	3757.76	20110201	0
87	1	0	0		1706513.49	0.048750	9075.93	20110201	0
88	1	0	0		1091625.01	0.051250	5964.86	20110201	0
89	1	0	0		495460.40	0.048750	2635.46	20110201	0
90	1	0	0		845661.25	0.052500	4680.54	20110201	0
91	1	0	0		570430.52	0.052500	3168.27	20110201	0
92	1	0	0		951608.11	0.052500	5266.93	20110201	0
93	1	0	0		959249.89	0.053750	5389.73	20110201	0
94	1	0	0		723703.03	0.050000	3894.38	20110201	0
95	1	0	0		679347.94	0.052500	3768.80	20110201	0
96	1	0	0		526786.07	0.052500	2915.64	20110201	0
97	1	0	0		510907.07	0.050000	2755.99	20110201	0
98	1	0	0		517485.08	0.050000	2791.48	20110201	0
99	1	0	0		737072.33	0.050000	3971.14	20110201	0
100	1	0	0		873634.32	0.051250	4802.24	20110201	0
101	1	0	0		1094556.75	0.048750	5821.30	20110201	0
102	1	0	0		811330.36	0.052500	4490.53	20110201	0
103	1	0	0		934259.82	0.052500	5176.91	20110201	0
104	1	0	0		678534.98	0.050000	3655.76	20110201	0
105	1	0	0		895647.29	0.050000	4831.40	20110201	0
106	1	0	0		807930.80	0.052500	4969.84	20110201	0
107	1	0	0		966907.67	0.050000	5217.91	20110201	0
108	1	0	0		833475.35	0.052500	4613.09	20110201	0
109	1	0	0		1195531.50	0.050000	6441.86	20110201	0
110	1	0	0		497766.36	0.050000	2684.11	20110201	0
111	1	0	0		673663.61	0.052500	3732.90	20110201	0
112	1	0	0		580894.42	0.047500	3038.08	20110201	0
113	1	0	0		546149.53	0.053750	3068.65	20110201	0
114	1	0	0		611497.19	0.048750	3240.08	20110201	0
115	1	0	0		458917.56	0.051250	2504.65	20110201	0
116	1	0	0		1097679.50	0.050000	5899.67	20110201	0
117	1	0	0		797918.04	0.051250	4355.90	20110201	0
118	1	0	0		836748.64	0.051250	4579.95	20110201	0
119	1	0	0		730121.66	0.050000	3924.17	20110201	0
120	1	0	0		887872.89	0.050000	4772.03	20110201	0
121	1	0	0		583480.12	0.050000	3247.24	20110201	0
122	1	0	0		1098647.45	0.048750	5821.30	20110201	0
123	1	0	0		467437.67	0.050000	2512.33	20110201	0
124	1	0	0		598555.14	0.050000	3220.93	20110201	0
125	1	0	0		484503.53	0.048750	2567.19	20110201	0
126	1	0	0		629225.35	0.048750	3334.02	20110201	0
127	1	0	0		1312279.16	0.052500	7399.53	20110201	0
128	1	0	0		1378898.26	0.053500	7761.96	20110201	0
129	1	0	0		855360.70	0.057500	5028.94	20110201	0
130	1	0	0		987198.76	0.054500	5618.33	20110201	0
131	1	0	0		1972787.72	0.051000	10788.42	20110201	0
132	1	0	0		1303367.68	0.052500	7247.68	20110201	0
133	1	0	0		1092624.37	0.054500	6211.22	20110201	0
134	1	0	0		1340778.71	0.053500	7538.59	20110201	0
135	1	0	0		1112764.99	0.056500	6465.05	20110201	0
136	1	0	0		1167588.52	0.051000	6385.09	20110201	0
137	1	0	0		709907.11	0.053000	3964.88	20110201	0
138	1	0	0		1666710.43	0.052000	9205.85	20110201	0
139	1	0	0		1043639.05	0.050000	5636.63	20110201	0
140	1	0	0		893702.54	0.049500	4799.66	20110201	0
141	1	0	0		1133093.84	0.050000	6119.77	20110201	0
142	1	0	0		1093396.99	0.050500	5938.70	20110201	0
143	1	0	0		879296.10	0.050000	4831.40	20110201	0
144	1	0	0		994214.39	0.052500	5522.04	20110201	0
145	1	0	0		944452.67	0.052000	5216.56	20110201	0
146	1	0	0		827939.08	0.049500	4440.97	20110201	0
147	1	0	0		835981.04	0.051500	4591.74	20110201	0
148	1	0	0		1191761.47	0.050500	6465.09	20110201	0
149	1	0	0		695874.63	0.051500	3822.19	20110201	0
150	1	0	0		1093517.31	0.051500	6006.29	20110201	0
151	1	0	0		886647.42	0.051500	4903.32	20110201	0
152	1	0	0		904487.19	0.050000	4885.08	20110201	0
153	1	0	0		964283.43	0.051500	5296.46	20110201	0
154	1	0	0		1530584.84	0.049500	8220.06	20110201	0
155	1	0	0		894447.09	0.049000	4776.55	20110201	0
156	1	0	0		1268776.85	0.049500	6805.57	20110201	0
157	1	0	0		719325.14	0.049500	3863.17	20110201	0
158	1	0	0		1204148.03	0.050000	6495.55	20110201	0
159	1	0	0		597686.71	0.050500	3239.29	20110201	0
160	1	0	0		994983.36	0.048000	5246.66	20110201	0
161	1	0	0		1088042.47	0.049000	5838.00	20110201	0
162	1	0	0		542912.46	0.049000	2895.65	20110201	0
163	1	0	0		822013.75	0.050000	4428.78	20110201	0
164	1	0	0		1641570.52	0.047000	8557.53	20110201	0
165	1	0	0		1396565.98	0.049000	7430.18	20110201	0
166	1	0	0		1252798.41	0.049000	6681.85	20110201	0
167	1	0	0		1492406.18	0.047500	7824.72	20110201	0
168	1	0	0		985123.43	0.049000	5254.20	20110201	0
169	1	0	0		1036235.51	0.050000	5582.95	20110201	0
170	1	0	0		1222022.75	0.049500	6538.69	20110201	0
171	1	0	0		1104825.93	0.052000	6095.14	20110201	0
172	1	0	0		896589.55	0.047500	4694.83	20110201	0
173	1	0	0		845801.86	0.048500	4485.39	20110201	0
174	1	0	0		1083635.51	0.051000	5904.58	20110201	0
175	1	0	0		1691390.07	0.048000	8919.32	20110201	0
176	1	0	0		996279.24	0.048500	5276.92	20110201	0
177	1	0	0		969910.65	0.047500	5078.76	20110201	0
178	1	0	0		1245661.70	0.047500	6531.03	20110201	0
179	1	0	0		996511.60	0.052000	5491.11	20110201	0
180	1	0	0		1096018.34	0.050000	5905.04	20110201	0
181	1	0	0		1534217.38	0.048000	8079.85	20110201	0
182	1	0	0		1295207.13	0.049000	6899.45	20110201	0
183	1	0	0		936628.67	0.050500	5074.89	20110201	0
184	1	0	0		693295.24	0.049000	3688.56	20110201	0
185	1	0	0		1161464.22	0.047500	6074.07	20110201	0
186	1	0	0		987615.96	0.050000	5314.54	20110201	0
187	1	0	0		872793.88	0.047500	4564.42	20110201	0
188	1	120	0		1250000.00	0.055000	5729.17	20110201	0	35
189	1	120	0		1450000.00	0.053000	6404.17	20110201	0	35
190	1	120	0		1400000.00	0.046500	5425.00	20110201	0	35
191	1	120	0		1039000.00	0.050000	4329.17	20110201	0	35
192	1	120	0		750000.00	0.053000	3312.50	20110201	0	35
193	1	120	0		980000.00	0.048000	3920.00	20110201	0	35
194	1	120	0		1000000.00	0.049500	4125.00	20110201	0	35
195	1	120	0		1100000.00	0.054000	4950.00	20110201	0	35
196	1	120	0		1100000.00	0.046500	4262.50	20110201	0	35
197	1	120	0		441000.00	0.050000	1837.50	20110201	0	35
198	1	120	0		650000.00	0.051500	2789.58	20110201	0	35
199	1	120	0		1100000.00	0.046000	4216.67	20110201	0	35
200	1	120	0		780000.00	0.051500	3347.50	20110201	0	35
201	1	120	0		1150000.00	0.049500	4743.75	20110201	0	35
202	1	120	0		2000000.00	0.049500	8250.00	20110201	0	35
203	1	120	0		1015000.00	0.049000	4144.58	20110201	0	35
204	1	120	0		1125020.00	0.049000	4593.83	20110201	0	35
205	1	120	0		2050000.00	0.048500	8285.42	20110201	0	35
206	1	120	0		1749095.66	0.052000	7579.41	20110201	0	35
207	1	120	0		1100000.00	0.055500	5087.50	20110201	0	35
208	1	120	0		1484000.00	0.050500	6245.17	20110201	0	35
209	1	120	0		1429329.17	0.046000	5895.97	20110201	0	35
210	1	120	0		902400.00	0.052000	3910.40	20110201	0	35
211	1	120	0		985000.00	0.048000	3940.00	20110201	0	35
212	1	120	0		1000000.00	0.051000	4250.00	20110201	0	35
213	1	120	0		930000.00	0.050000	3875.00	20110201	0	35
214	1	120	0		1150000.00	0.051500	4935.42	20110201	0	35
215	1	120	0		540000.00	0.053000	2385.00	20110201	0	35
216	1	120	0		630000.00	0.051500	2703.75	20110201	0	35
217	1	120	0		1070000.00	0.049000	4369.17	20110201	0	35
218	1	120	0		648000.00	0.050000	2700.00	20110201	0	35
219	1	120	0		935000.00	0.054500	4246.46	20110201	0	35
220	1	120	0		1000000.00	0.046500	3875.00	20110201	0	35
221	1	120	0		1000000.00	0.054000	4500.00	20110201	0	35
222	1	120	0		1500000.00	0.051000	6375.00	20110201	0	35
223	1	120	0		1000000.00	0.053500	4458.33	20110201	0	35
224	1	120	0		1320000.00	0.044500	4895.00	20110201	0	35
225	1	120	0		1725000.00	0.049500	7115.63	20110201	0	35
226	1	120	0		1354948.33	0.046500	5250.42	20110201	0	35
227	1	120	0		686737.22	0.049500	2832.79	20110201	0	35
228	1	120	0		837268.54	0.049000	3517.25	20110201	0	35
229	1	120	0		1200000.00	0.050500	5050.00	20110201	0	35
230	1	120	0		768000.00	0.054500	3488.00	20110201	0	35
231	1	120	0		1500000.00	0.052500	6562.50	20110201	0	35
232	1	120	0		999745.26	0.053000	4415.54	20110201	0	35
233	1	120	0		900000.00	0.053000	3975.00	20110201	0	35
234	1	120	0		1413278.27	0.049000	5770.89	20110201	0	35
235	1	120	0		545000.00	0.055000	2497.92	20110201	0	35
236	1	120	0		1000000.00	0.050000	4166.67	20110201	0	35
237	1	120	0		828738.60	0.054500	3763.85	20110201	0	35
238	1	120	0		985000.00	0.051500	4227.29	20110201	0	35
239	1	120	0		1000000.00	0.055500	4625.00	20110201	0	35
240	1	120	0		999200.00	0.051000	4246.60	20110201	0	35
241	1	120	0		959872.50	0.051000	4079.46	20110201	0	35
242	1	120	0		1350000.00	0.054000	6075.00	20110201	0	35
243	1	120	0		1000000.00	0.050500	4208.33	20110201	0	35
244	1	120	0		1750000.00	0.050000	7291.67	20110201	0	35
245	1	120	0		750000.00	0.048000	3000.00	20110201	0	35
246	1	120	0		850000.00	0.050000	3541.67	20110201	0	35
247	1	120	0		2025000.00	0.053500	9028.13	20110201	0	35
248	1	120	0		680000.00	0.055000	3116.67	20110201	0	35
249	1	120	0		450000.00	0.054000	2025.00	20110201	0	35
250	1	120	0		1500000.00	0.049500	6187.50	20110201	0	35
251	1	120	0		700000.00	0.054000	3150.00	20110201	0	35
252	1	120	0		850000.00	0.054000	3825.00	20110201	0	35
253	1	120	0		725000.00	0.055500	3353.13	20110201	0	35
254	1	120	0		1100000.00	0.048500	4445.83	20110201	0	35
255	1	120	0		789856.17	0.054500	3587.26	20110201	0	35
256	1	120	0		1840000.00	0.051500	7896.67	20110201	0	35
257	1	120	0		1598350.00	0.049500	6593.19	20110201	0	35
258	1	120	0		1874905.59	0.053500	8358.95	20110201	0	35
259	1	120	0		729750.00	0.048000	2919.00	20110201	0	35
260	1	120	0		1820000.00	0.055000	8341.67	20110201	0	35
261	1	120	0		2000000.00	0.047500	7916.67	20110201	0	35
262	1	120	0		1500000.00	0.048500	6062.50	20110201	0	35
263	1	120	0		1320000.00	0.051500	5665.00	20110201	0	35
264	1	120	0		1035200.00	0.048500	4183.93	20110201	0	35
265	1	120	0		882000.00	0.047500	3491.25	20110201	0	35
266	1	120	0		2000000.00	0.050500	8416.67	20110201	0	35
267	1	120	0		1000000.00	0.048500	4041.67	20110201	0	35
268	1	0	0		1440380.93	0.045000	7346.94	20110201	0	35
269	1	120	0		1000000.00	0.050500	4208.33	20110201	0	35
270	1	120	0		1500000.00	0.046000	5750.00	20110201	0	35
271	1	120	0		2000000.00	0.049000	8166.67	20110201	0	35
272	1	120	0		1200000.00	0.045500	4550.00	20110201	0	35
273	1	120	0		768750.00	0.049000	3139.06	20110201	0	35
274	1	120	0		1000000.00	0.046000	3833.33	20110201	0	35
275	1	120	0		1445000.00	0.049000	5900.42	20110201	0	35
276	1	120	0		1000000.00	0.050000	4166.67	20110201	0	35
277	1	120	0		699000.00	0.045500	2650.38	20110201	0	35
278	1	120	0		1250000.00	0.046500	4843.75	20110201	0	35
279	1	120	0		2000000.00	0.045000	7500.00	20110201	0	35
280	1	120	0		1470000.00	0.046000	5635.00	20110201	0	35
281	1	120	0		1000000.00	0.046500	3875.00	20110201	0	35
282	1	120	0		1127795.00	0.048500	4558.17	20110201	0	35
283	1	120	0		1100000.00	0.047000	4308.33	20110201	0	35
284	1	120	0		1973102.00	0.044500	7316.92	20110201	0	35
285	1	120	0		1298000.00	0.048000	5192.00	20110201	0	35
286	1	120	0		695500.01	0.048500	2810.98	20110201	0	35
287	1	120	0		600000.00	0.044000	2200.00	20110201	0	35
288	1	120	0		1060000.00	0.047500	4195.83	20110201	0	35
289	1	120	0		600000.00	0.046000	2300.00	20110201	0	35
290	1	120	0		1000000.00	0.046500	3875.00	20110201	0	35
291	1	120	0		1000000.00	0.047500	3958.33	20110201	0	35
292	1	120	0		950000.00	0.048000	3800.00	20110201	0	35
293	1	120	0		1000000.00	0.044500	3708.33	20110201	0	35
294	1	120	0		1100000.00	0.047000	4308.33	20110201	0	35
295	1	120	0		1540000.00	0.046500	5967.50	20110201	0	35
296	1	120	0		1097354.18	0.047500	4343.69	20110201	0	35
297	1	120	0		1093000.00	0.047000	4280.92	20110201	0	35
298	1	0	0		468212.32	0.052500	2588.46	20110201	0
299	1	0	0		724387.37	0.053750	4060.92	20110201	0
300	1	0	0		715861.33	0.050000	3842.90	20110201	0
301	1	0	0		618755.64	0.050000	3325.61	20110201	0
302	1	0	0		597398.83	0.053750	3349.02	20110201	0
	41	42	43	44	45	46	47	48	49	50
KEY	ARM Look-back Days	Gross Margin	ARM Round Flag	ARM Round Factor	Initial Fixed Rate Period	Initial Interest Rate Cap (Change Up)	Initial Interest Rate Cap (Change Down)	Subsequent Interest Rate Reset Period	Subsequent Interest Rate Cap (Change Down)	Subsequent Interest Rate Cap (Change Up)
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44
45
46
47
48
49
50
51
52
53
54
55
56
57
58
59
60
61
62
63
64
65
66
67
68
69
70
71
72
73
74
75
76
77
78
79
80
81
82
83
84
85
86
87
88
89
90
91
92
93
94
95
96
97
98
99
100
101
102
103
104
105
106
107
108
109
110
111
112
113
114
115
116
117
118
119
120
121
122
123
124
125
126
127
128
129
130
131
132
133
134
135
136
137
138
139
140
141
142
143
144
145
146
147
148
149
150
151
152
153
154
155
156
157
158
159
160
161
162
163
164
165
166
167
168
169
170
171
172
173
174
175
176
177
178
179
180
181
182
183
184
185
186
187
188	15	0.014500	3	0.001250	120	99	99	1	99	99
189	15	0.014500	3	0.001250	120	99	99	1	99	99
190	15	0.014500	3	0.001250	120	99	99	1	99	99
191	15	0.014500	3	0.001250	120	99	99	1	99	99
192	15	0.014500	3	0.001250	120	99	99	1	99	99
193	15	0.014500	3	0.001250	120	99	99	1	99	99
194	15	0.014500	3	0.001250	120	99	99	1	99	99
195	15	0.014500	3	0.001250	120	99	99	1	99	99
196	15	0.011000	3	0.001250	120	99	99	1	99	99
197	15	0.014500	3	0.001250	120	99	99	1	99	99
198	15	0.014500	3	0.001250	120	99	99	1	99	99
199	15	0.014500	3	0.001250	120	99	99	1	99	99
200	15	0.014500	3	0.001250	120	99	99	1	99	99
201	15	0.014500	3	0.001250	120	99	99	1	99	99
202	15	0.011000	3	0.001250	120	99	99	1	99	99
203	15	0.014500	3	0.001250	120	99	99	1	99	99
204	15	0.014500	3	0.001250	120	99	99	1	99	99
205	15	0.014500	3	0.001250	120	99	99	1	99	99
206	15	0.014500	3	0.001250	120	99	99	1	99	99
207	15	0.014500	3	0.001250	120	99	99	1	99	99
208	15	0.012000	3	0.001250	120	99	99	1	99	99
209	15	0.014500	3	0.001250	120	99	99	1	99	99
210	15	0.014500	3	0.001250	120	99	99	1	99	99
211	15	0.014500	3	0.001250	120	99	99	1	99	99
212	15	0.010000	3	0.001250	120	99	99	1	99	99
213	15	0.014500	3	0.001250	120	99	99	1	99	99
214	15	0.014500	3	0.001250	120	99	99	1	99	99
215	15	0.014500	3	0.001250	120	99	99	1	99	99
216	15	0.014500	3	0.001250	120	99	99	1	99	99
217	15	0.014500	3	0.001250	120	99	99	1	99	99
218	15	0.014500	3	0.001250	120	99	99	1	99	99
219	15	0.014500	3	0.001250	120	99	99	1	99	99
220	15	0.014500	3	0.001250	120	99	99	1	99	99
221	15	0.014500	3	0.001250	120	99	99	1	99	99
222	15	0.014500	3	0.001250	120	99	99	1	99	99
223	15	0.013000	3	0.001250	120	99	99	1	99	99
224	15	0.014500	3	0.001250	120	99	99	1	99	99
225	15	0.014500	3	0.001250	120	99	99	1	99	99
226	15	0.014500	3	0.001250	120	99	99	1	99	99
227	15	0.014500	3	0.001250	120	99	99	1	99	99
228	15	0.014500	3	0.001250	120	99	99	1	99	99
229	15	0.014500	3	0.001250	120	99	99	1	99	99
230	15	0.014500	3	0.001250	120	99	99	1	99	99
231	15	0.014500	3	0.001250	120	99	99	1	99	99
232	15	0.014500	3	0.001250	120	99	99	1	99	99
233	15	0.014500	3	0.001250	120	99	99	1	99	99
234	15	0.014500	3	0.001250	120	99	99	1	99	99
235	15	0.014500	3	0.001250	120	99	99	1	99	99
236	15	0.011500	3	0.001250	120	99	99	1	99	99
237	15	0.014500	3	0.001250	120	99	99	1	99	99
238	15	0.014500	3	0.001250	120	99	99	1	99	99
239	15	0.014500	3	0.001250	120	99	99	1	99	99
240	15	0.014500	3	0.001250	120	99	99	1	99	99
241	15	0.010500	3	0.001250	120	99	99	1	99	99
242	15	0.014500	3	0.001250	120	99	99	1	99	99
243	15	0.011500	3	0.001250	120	99	99	1	99	99
244	15	0.014500	3	0.001250	120	99	99	1	99	99
245	15	0.014500	3	0.001250	120	99	99	1	99	99
246	15	0.014500	3	0.001250	120	99	99	1	99	99
247	15	0.014500	3	0.001250	120	99	99	1	99	99
248	15	0.014500	3	0.001250	120	99	99	1	99	99
249	15	0.014500	3	0.001250	120	99	99	1	99	99
250	15	0.014500	3	0.001250	120	99	99	1	99	99
251	15	0.014500	3	0.001250	120	99	99	1	99	99
252	15	0.014500	3	0.001250	120	99	99	1	99	99
253	15	0.014500	3	0.001250	120	99	99	1	99	99
254	15	0.011000	3	0.001250	120	99	99	1	99	99
255	15	0.014500	3	0.001250	120	99	99	1	99	99
256	15	0.016250	3	0.001250	120	99	99	1	99	99
257	15	0.016250	3	0.001250	120	99	99	1	99	99
258	15	0.016250	3	0.001250	120	99	99	1	99	99
259	15	0.016250	3	0.001250	120	99	99	1	99	99
260	15	0.016250	3	0.001250	120	99	99	1	99	99
261	15	0.016250	3	0.001250	120	99	99	1	99	99
262	15	0.016250	3	0.001250	120	99	99	1	99	99
263	15	0.016250	3	0.001250	120	99	99	1	99	99
264	15	0.016250	3	0.001250	120	99	99	1	99	99
265	15	0.016250	3	0.001250	120	99	99	1	99	99
266	15	0.016250	3	0.001250	120	99	99	1	99	99
267	15	0.016250	3	0.001250	120	99	99	1	99	99
268	15	0.016250	3	0.001250	120	99	99	1	99	99
269	15	0.016250	3	0.001250	120	99	99	1	99	99
270	15	0.016250	3	0.001250	120	99	99	1	99	99
271	15	0.016250	3	0.001250	120	99	99	1	99	99
272	15	0.016250	3	0.001250	120	99	99	1	99	99
273	15	0.016250	3	0.001250	120	99	99	1	99	99
274	15	0.016250	3	0.001250	120	99	99	1	99	99
275	15	0.016500	3	0.001250	120	99	99	1	99	99
276	15	0.016250	3	0.001250	120	99	99	1	99	99
277	15	0.016250	3	0.001250	120	99	99	1	99	99
278	15	0.016250	3	0.001250	120	99	99	1	99	99
279	15	0.016250	3	0.001250	120	99	99	1	99	99
280	15	0.016250	3	0.001250	120	99	99	1	99	99
281	15	0.016250	3	0.001250	120	99	99	1	99	99
282	15	0.016250	3	0.001250	120	99	99	1	99	99
283	15	0.016250	3	0.001250	120	99	99	1	99	99
284	15	0.016250	3	0.001250	120	99	99	1	99	99
285	15	0.016250	3	0.001250	120	99	99	1	99	99
286	15	0.016250	3	0.001250	120	99	99	1	99	99
287	15	0.016250	3	0.001250	120	99	99	1	99	99
288	15	0.016250	3	0.001250	120	99	99	1	99	99
289	15	0.016250	3	0.001250	120	99	99	1	99	99
290	15	0.016250	3	0.001250	120	99	99	1	99	99
291	15	0.016250	3	0.001250	120	99	99	1	99	99
292	15	0.016250	3	0.001250	120	99	99	1	99	99
293	15	0.016250	3	0.001250	120	99	99	1	99	99
294	15	0.016250	3	0.001250	120	99	99	1	99	99
295	15	0.016250	3	0.001250	120	99	99	1	99	99
296	15	0.016250	3	0.001250	120	99	99	1	99	99
297	15	0.016250	3	0.001250	120	99	99	1	99	99
298
299
300
301
302

	51	52	53	54	55	56	57	58	59	60
KEY	Lifetime Maximum Rate (Ceiling)	Lifetime Minimum Rate (Floor)	Negative Amortization Limit	Initial Negative Amortization Recast Period	Subsequent Negative Amortization Recast Period	Initial Fixed Payment Period	Subsequent Payment Reset Period	Initial Periodic Payment Cap	Subsequent Periodic Payment Cap	Initial Minimum Payment Reset Period
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44
45
46
47
48
49
50
51
52
53
54
55
56
57
58
59
60
61
62
63
64
65
66
67
68
69
70
71
72
73
74
75
76
77
78
79
80
81
82
83
84
85
86
87
88
89
90
91
92
93
94
95
96
97
98
99
100
101
102
103
104
105
106
107
108
109
110
111
112
113
114
115
116
117
118
119
120
121
122
123
124
125
126
127
128
129
130
131
132
133
134
135
136
137
138
139
140
141
142
143
144
145
146
147
148
149
150
151
152
153
154
155
156
157
158
159
160
161
162
163
164
165
166
167
168
169
170
171
172
173
174
175
176
177
178
179
180
181
182
183
184
185
186
187
188	0.105000	0.029000					1
189	0.103000	0.029000					1
190	0.096500	0.029000					1
191	0.100000	0.014500					1
192	0.103000	0.029000					1
193	0.098000	0.029000					1
194	0.099500	0.029000					1
195	0.104000	0.029000					1
196	0.096500	0.029000					1
197	0.100000	0.029000					1
198	0.101500	0.029000					1
199	0.096000	0.029000					1
200	0.101500	0.029000					1
201	0.099500	0.029000					1
202	0.099500	0.029000					1
203	0.099000	0.029000					1
204	0.099000	0.029000					1
205	0.098500	0.029000					1
206	0.102000	0.029000					1
207	0.105500	0.029000					1
208	0.100500	0.029000					1
209	0.096000	0.029000					1
210	0.102000	0.029000					1
211	0.098000	0.029000					1
212	0.101000	0.029000					1
213	0.100000	0.029000					1
214	0.101500	0.029000					1
215	0.103000	0.029000					1
216	0.101500	0.029000					1
217	0.099000	0.029000					1
218	0.100000	0.029000					1
219	0.104500	0.029000					1
220	0.096500	0.029000					1
221	0.104000	0.029000					1
222	0.101000	0.029000					1
223	0.103500	0.029000					1
224	0.094500	0.029000					1
225	0.099500	0.029000					1
226	0.096500	0.029000					1
227	0.099500	0.029000					1
228	0.099000	0.029000					1
229	0.100500	0.029000					1
230	0.104500	0.029000					1
231	0.102500	0.029000					1
232	0.103000	0.029000					1
233	0.103000	0.029000					1
234	0.099000	0.029000					1
235	0.105000	0.029000					1
236	0.100000	0.029000					1
237	0.104500	0.029000					1
238	0.101500	0.029000					1
239	0.105500	0.029000					1
240	0.101000	0.029000					1
241	0.101000	0.029000					1
242	0.104000	0.029000					1
243	0.100500	0.029000					1
244	0.100000	0.029000					1
245	0.098000	0.029000					1
246	0.100000	0.029000					1
247	0.103500	0.029000					1
248	0.105000	0.029000					1
249	0.104000	0.029000					1
250	0.099500	0.029000					1
251	0.104000	0.029000					1
252	0.104000	0.029000					1
253	0.105500	0.029000					1
254	0.098500	0.029000					1
255	0.104500	0.029000					1
256	0.101500	0.029000					1
257	0.099500	0.029000					1
258	0.103500	0.029000					1
259	0.098000	0.029000					1
260	0.105000	0.029000					1
261	0.097500	0.029000					1
262	0.098500	0.029000					1
263	0.101500	0.029000					1
264	0.098500	0.029000					1
265	0.097500	0.029000					1
266	0.100500	0.029000					1
267	0.098500	0.029000					1
268	0.095000	0.029000					1
269	0.100500	0.029000					1
270	0.096000	0.029000					1
271	0.099000	0.029000					1
272	0.095500	0.029000					1
273	0.099000	0.029000					1
274	0.096000	0.029000					1
275	0.099000	0.029000					1
276	0.100000	0.029000					1
277	0.095500	0.029000					1
278	0.096500	0.029000					1
279	0.095000	0.029000					1
280	0.096000	0.029000					1
281	0.096500	0.029000					1
282	0.098500	0.029000					1
283	0.097000	0.029000					1
284	0.094500	0.029000					1
285	0.098000	0.029000					1
286	0.098500	0.029000					1
287	0.094000	0.029000					1
288	0.097500	0.029000					1
289	0.096000	0.029000					1
290	0.096500	0.029000					1
291	0.097500	0.029000					1
292	0.098000	0.029000					1
293	0.094500	0.029000					1
294	0.097000	0.029000					1
295	0.096500	0.029000					1
296	0.097500	0.029000					1
297	0.097000	0.029000					1
298
299
300
301
302

	61	62	63	64	65	66	67	68	69	70
KEY	Subsequent Minimum Payment Reset Period	Option ARM Indicator	Options at Recast	Initial Minimum Payment	Current Minimum Payment	Prepayment Penalty Calculation	Prepayment Penalty Type	Prepayment Penalty Total Term	Prepayment Penalty Hard Term	Primary Borrower ID
1		0				0		0	0
2		0				0		0	0
3		0				0		0	0
4		0				0		0	0
5		0				0		0	0
6		0				0		0	0
7		0				0		0	0
8		0				0		0	0
9		0				0		0	0
10		0				0		0	0
11		0				0		0	0
12		0				0		0	0
13		0				0		0	0
14		0				0		0	0
15		0				0		0	0
16		0				0		0	0
17		0				0		0	0
18		0				0		0	0
19		0				0		0	0
20		0				0		0	0
21		0				0		0	0
22		0				0		0	0
23		0				0		0	0
24		0				0		0	0
25		0				0		0	0
26		0				0		0	0
27		0				0		0	0
28		0				0		0	0
29		0				0		0	0
30		0				0		0	0
31		0				0		0	0
32		0				0		0	0
33		0				0		0	0
34		0				0		0	0
35		0				0		0	0
36		0				0		0	0
37		0				0		0	0
38		0				0		0	0
39		0				0		0	0
40		0				0		0	0
41		0				0		0	0
42		0				0		0	0
43		0				0		0	0
44		0				0		0	0
45		0				0		0	0
46		0				0		0	0
47		0				0		0	0
48		0				0		0	0
49		0				0		0	0
50		0				0		0	0
51		0				0		0	0
52		0				0		0	0
53		0				0		0	0
54		0				0		0	0
55		0				0		0	0
56		0				0		0	0
57		0				0		0	0
58		0				0		0	0
59		0				0		0	0
60		0				0		0	0
61		0				0		0	0
62		0				0		0	0
63		0				0		0	0
64		0				0		0	0
65		0				0		0	0
66		0				0		0	0
67		0				0		0	0
68		0				0		0	0
69		0				0		0	0
70		0				0		0	0
71		0				0		0	0
72		0				0		0	0
73		0				0		0	0
74		0				0		0	0
75		0				0		0	0
76		0				0		0	0
77		0				0		0	0
78		0				0		0	0
79		0				0		0	0
80		0				0		0	0
81		0				0		0	0
82		0				0		0	0
83		0				0		0	0
84		0				0		0	0
85		0				0		0	0
86		0				0		0	0
87		0				0		0	0
88		0				0		0	0
89		0				0		0	0
90		0				0		0	0
91		0				0		0	0
92		0				0		0	0
93		0				0		0	0
94		0				0		0	0
95		0				0		0	0
96		0				0		0	0
97		0				0		0	0
98		0				0		0	0
99		0				0		0	0
100		0				0		0	0
101		0				0		0	0
102		0				0		0	0
103		0				0		0	0
104		0				0		0	0
105		0				0		0	0
106		0				0		0	0
107		0				0		0	0
108		0				0		0	0
109		0				0		0	0
110		0				0		0	0
111		0				0		0	0
112		0				0		0	0
113		0				0		0	0
114		0				0		0	0
115		0				0		0	0
116		0				0		0	0
117		0				0		0	0
118		0				0		0	0
119		0				0		0	0
120		0				0		0	0
121		0				0		0	0
122		0				0		0	0
123		0				0		0	0
124		0				0		0	0
125		0				0		0	0
126		0				0		0	0
127		0				20	1	60	60
128		0				20	1	60	60
129		0				20	1	60	60
130		0				20	1	60	60
131		0				20	1	60	60
132		0				20	1	60	60
133		0				20	1	60	60
134		0				20	1	60	60
135		0				20	1	36	36
136		0				20	1	60	60
137		0				20	1	60	60
138		0				20	1	60	60
139		0				20	1	60	60
140		0				20	1	60	60
141		0				20	1	60	60
142		0				20	1	60	60
143		0				20	1	60	60
144		0				20	1	60	60
145		0				20	1	60	60
146		0				20	1	60	60
147		0				20	1	60	60
148		0				20	1	60	60
149		0				20	1	60	60
150		0				20	1	60	60
151		0				20	1	60	60
152		0				0		0	0
153		0				20	1	60	60
154		0				20	1	60	60
155		0				20	1	60	60
156		0				20	1	60	60
157		0				20	1	60	60
158		0				20	1	60	60
159		0				20	1	36	36
160		0				20	1	60	60
161		0				0		0	0
162		0				20	1	60	60
163		0				20	1	60	60
164		0				20	1	60	60
165		0				20	1	60	60
166		0				0		0	0
167		0				20	1	60	60
168		0				20	1	60	60
169		0				20	1	60	60
170		0				20	1	60	60
171		0				0		0	0
172		0				20	1	60	60
173		0				20	1	60	60
174		0				20	1	60	60
175		0				20	1	60	60
176		0				20	1	60	60
177		0				20	1	60	60
178		0				20	1	60	60
179		0				0		0	0
180		0				20	1	60	60
181		0				20	1	36	36
182		0				20	1	60	60
183		0				20	1	60	60
184		0				20	1	60	60
185		0				20	1	60	60
186		0				20	1	60	60
187		0				20	1	60	60
188		0				20	1	36	36
189		0				20	1	60	60
190		0				20	1	60	60
191		0				20	1	60	60
192		0				20	1	60	60
193		0				20	1	60	60
194		0				20	1	36	36
195		0				20	1	60	60
196		0				20	1	60	60
197		0				20	1	60	60
198		0				20	1	36	36
199		0				20	1	60	60
200		0				20	1	60	60
201		0				20	1	60	60
202		0				20	1	60	60
203		0				20	1	60	60
204		0				20	1	60	60
205		0				20	1	60	60
206		0				20	1	60	60
207		0				20	1	60	60
208		0				20	1	60	60
209		0				20	1	60	60
210		0				20	1	60	60
211		0				20	1	60	60
212		0				20	1	60	60
213		0				20	1	60	60
214		0				20	1	60	60
215		0				20	1	60	60
216		0				20	1	36	36
217		0				20	1	60	60
218		0				20	1	60	60
219		0				20	1	60	60
220		0				20	1	60	60
221		0				20	1	60	60
222		0				20	1	60	60
223		0				20	1	36	36
224		0				20	1	60	60
225		0				20	1	60	60
226		0				20	1	60	60
227		0				20	1	60	60
228		0				20	1	60	60
229		0				20	1	60	60
230		0				20	1	60	60
231		0				20	1	36	36
232		0				20	1	60	60
233		0				20	1	60	60
234		0				20	1	60	60
235		0				20	1	60	60
236		0				20	1	60	60
237		0				20	1	60	60
238		0				20	1	60	60
239		0				20	1	60	60
240		0				20	1	60	60
241		0				20	1	60	60
242		0				20	1	60	60
243		0				20	1	60	60
244		0				20	1	60	60
245		0				20	1	60	60
246		0				20	1	60	60
247		0				20	1	60	60
248		0				20	1	60	60
249		0				20	1	60	60
250		0				20	1	60	60
251		0				20	1	60	60
252		0				20	1	60	60
253		0				20	1	60	60
254		0				20	1	60	60
255		0				20	1	60	60
256		0				20	1	60	60
257		0				20	1	60	60
258		0				20	1	60	60
259		0				20	1	60	60
260		0				20	1	60	60
261		0				20	1	36	36
262		0				20	1	60	60
263		0				20	1	60	60
264		0				20	1	60	60
265		0				20	1	60	60
266		0				20	1	60	60
267		0				20	1	60	60
268		0				20	1	60	60
269		0				20	1	36	36
270		0				20	1	60	60
271		0				20	1	60	60
272		0				20	1	60	60
273		0				20	1	60	60
274		0				20	1	60	60
275		0				20	1	60	60
276		0				20	1	60	60
277		0				0		0	0
278		0				20	1	60	60
279		0				20	1	60	60
280		0				20	1	60	60
281		0				20	1	60	60
282		0				20	1	60	60
283		0				20	1	60	60
284		0				20	1	60	60
285		0				20	1	60	60
286		0				20	1	60	60
287		0				20	1	60	60
288		0				20	1	60	60
289		0				20	1	60	60
290		0				20	1	60	60
291		0				20	1	36	36
292		0				20	1	60	60
293		0				20	1	60	60
294		0				20	1	60	60
295		0				20	1	60	60
296		0				20	1	60	60
297		0				20	1	60	60
298		0				0		0	0
299		0				0		0	0
300		0				0		0	0
301		0				0		0	0
302		0				0		0	0

	71	72	73	74	75	76	77	78	79	80
KEY	Number of Mortgaged Properties	Total Number of Borrowers	Self-employment Flag	Current ‘Other’ Monthly Payment	Length of Employment: Borrower	Length of Employment: Co- Borrower	Years in Home	FICO Model Used	Most Recent FICO Date	Primary Wage Earner Original FICO: Equifax
1	1		1	591.00	3.5	0	0.67	1	20101217
2	1		1	3026.11	20		0.67	1	20110121
3	2		1	848.00	29.4	0	15.42	1	20110121
4	2		1	2578.00	15.7	15.3	10.42	1
5	2		1	566.00	6.5	99	16	1	20101217
6	1		0	1885.00	6.5		1.5	1
7	1		1	1427.00	29.93	0	3.92	1
8	2		1	19780.00	33.4	3.5	38	1
9	1		0	211.00	5.7	12	1.75	1
10	1		1	933.00	2	0	3.5	1
11	1		0	1934.00	2.3	4.2	2.08	1
12	1		0	6894.00	22		0.5	1
13	2		1	5527.15	13.3	13.3	7.92	1
14	2		1	10954.31	23	0	2.83	1
15	1		1	3356.69	21.6	0	10.58	1
16	1		1	65.00	7.8	14.1	10.58	1
17	1		1	1157.00	29.5	29.5	20.58	1
18	1		0	360.22	9	0	1.25	1
19	1		1	1241.00	10	0	4.08	1
20	2		0	4780.00	10.5		12	1
21	1		0	451.00	3	0	12.25	1
22	1		0	290.00	15.4	12.6	4.58	1
23	2		1	4960.00	12	0	9.67	1
24	1		1	3213.73	28	0	29	1
25	1		0	30.00	17.2	11	3.75	1
26	1		0	8139.00	23.4			1
27	1		0	2509.00	10.51	0	3	1	20110121
28	1		1	126.00	10.4	10.4	3.33	1
29	1		1	2293.00	8		6	1
30	1		1	2353.00	3.67	0	5.33	1
31	2		0	5726.00	4.4	0		1
32	1		0	661.00	0.2	0.4		1	20110121
33	1		0	157.00	18.8		4	1	20101217
34	1		0	969.00	2.4		6.5	1	20101217
35	1		0	1621.00	21		3	1	20101217
36	1		0	1686.00	0.2	0.5	1	1	20101217
37	1		0	8055.00	1.7	3.5	4.5	1	20101217
38	1		0	724.79	4.8		4.17	1
39	1		0	960.00	0.1	0	12.25	1	20101217
40	2		1	4744.96	20.5		5.5	1	20101217
41	1		0	1638.33	8.6	0	4.75	1	20101217
42	1		0	206.00	25.1	0	4.5	1	20101217
43	1		0	2873.00	0	9.1	10	1	20101217
44	1		0	2062.00	7.5	0	0.08	1	20110121
45	1		0	1184.00	22		0.25	1
46	1		0	538.00	2.9	0.9	5.17	1	20110121
47	1		0	1234.00	12.1		12	1	20101217
48	1		0	706.00	0.7		6	1	20101217
49	1		1	3342.00	16.6		18.75	1	20110121
50	1		0	2333.00	5.7	0	6.92	1	20110121
51	1		0	483.00	0	15.3	4	1	20101217
52	1		0	2471.00	2.6	0	7.5	1	20101217
53	1		0	141.00	0	4.8	2	1
54	1		0	2381.00	0.4	0	3.42	1	20101217
55	1		1	2707.04	8		2.33	1	20110121
56	1		0	275.00	22.6		1	1	20101217
57	1		1	635.00	0	1.2	9.33	1
58	3		1	243.00	18	0	10	1
59	1		0	1796.00	26	5	3.25	1
60	1		0	926.28	13	0	15.67	1	20110121
61	3		0	505.00	25.6	0		1	20110121
62	1		1	495.00	22.3	0	3	1
63	2		1	2477.54	9.8	9.8		1
64	1		0	141.00	2	0	3.92	1
65	1		1	701.00	13.9		8.5	1	20110121
66	1		1	885.00	32	0	22	1	20110121
67	1		0	576.00	19.2			1
68	3		1	15383.00	8.5		5.17	1
69	1		0	485.00	0	3.3		1	20110121
70	2		0	20345.83	2.6	8.6	2.5	1
71	1		0	663.00	6.5	6.25	2.75	1
72	1		0	4084.00	9.4	0.3	5	1
73	1		0	1603.00	3.8	20.8	17.5	1
74	1		0	69.00	99	99	5.17	1
75	1		0	174.00	2.3	0	1.92	1
76	1		0	698.00	10.6	10.5	6.67	1
77	2		0	20326.36	0	22	13.5	1
78	1		0	819.00	13.1	0		1	20110121
79	1		0	1052.90	0.5	1	0	1	20110121
80	1		0	3705.00	3.1		3	1
81	1		1	3606.00	31		10	1
82	2		0	1147.47	27.7	0		1
83	1		0	1902.00	0.42	10.59	2.83	1	20110121
84	1		0	370.00	22	0.1		1	20110121
85	1		0	1296.26	8.2		7.17	1
86	1		0	1242.00	0	3.2	7.08	1
87	1		0	15822.45	0.1		5.08	1
88	1		1	3881.19	6	0	0.3	1
89	1		0	2422.58	5.8	0		1
90	1		0	1524.00	3.6		14.08	1
91	1		0	4114.25	14.7	0	8.58	1	20110121
92	1		0	289.00	3.2		3.67	1
93	1		0	586.00	16.67		0.67	1
94	1		0	1926.00	1.4	0	12.33	1
95	4		1	17348.00	11.2	8.3	6.25	1
96	1		0	45.00	99	99	11	1
97	1		0	628.00	3.2		2.83	1
98	1		0	932.00	15	0		1
99	2		1	5253.00	0	12.5	9.5	1
100	1		0	128.00	4.5		3.25	1
101	1		0	164.00	8.7	5.7	10.58	1
102	1		0	1070.00	0.7	0	12.58	1
103	2		1	16661.16	10	10		1
104	1		0	1254.00	3	0	3.67	1
105	1		0	1781.00	7.9	0	4.17	1
106	1		1	65.00	6	0	1	1
107	2		0	1190.00	3.5	0	2.58	1
108	1		1	2446.00	33	0	3.83	1
109	1		0	90.00	12		1.5	1
110	1		0	978.00	22	0	8.5	1
111	1		1	1332.00	20		9.33	1
112	1		0	82.00	7.3	0		1
113	2		0	5980.92	99	0		1
114	2		1	254.34	99	99	11.75	1
115	1		0	1307.00	0.3			1
116	2		0	4679.57	11.67	0	1.33	1
117	1		0	95.00	4.1		3.58	1
118	1		0	95.00	7.09		1.5	1
119	2		0	8310.00	11.76	0	9.75	1
120	2		0	1807.00	8.5	0	4.08	1
121	2		1	2306.00	20.9	3	15.75	1
122	2		0	864.66	5.09	0	0.25	1
123	1		0	1640.16	19.5	19.5		1
124	2		1	16906.67	18		1.67	1
125	2		0	3310.35	99	0		1
126	3		0	124.00	10	0		1
127	2		0	4087.00	2.5	0	5	1	20101217
128	2		1	2014.41	19	0	9	1	20110101
129	2		1	3566.00	12.5	0	3	1	20101217
130	2		1	6472.24	27	0		1	20110101
131	1		0	9602.00	24	0	6	1	20101217
132	1		0	20.00	8		0	1	20101217
133	6		1	306.00	1		2	1	20101217
134	1		0	132.00	10	0	2	1	20101217
135	1		0	3608.41	15	6.8	6	1	20101217
136	1		0	1492.00	9.5	0	4	1	20101217
137	1		0	2610.00	0.01	0.01	7	1	20101217
138	1		0	566.00	13	0	1	1	20110121
139	1		1	1778.00	8	8	6	1	20101217
140	1		0	8742.00	3	10	6	1	20110121
141	1		0	844.00	8	0	6	1	20101217
142	1		0	1246.00	10	0	2	1	20110121
143	1		0	2934.00	14	4	6	1	20110121
144	1		0	295.00	15	0	5	1	20110121
145	1		0	88.00	3	4.1	0	1	20101217
146	1		0	1277.00	25	2	4	1	20110121
147	1		0	963.00	1.5	0	0	1	20110121
148	1		0	1491.00	10		10	1
149	1		0	112.00	32.6	0	31	1	20110121
150	1		1	1058.00	31	23.6	11	1	20110121
151	1		0	1076.00	8	12	5	1	20110121
152	1		0	11780.00	5	0	10	1	20110121
153	1		1	1193.00	5.5	0	8	1	20110121
154	1		1	2220.00	7.7	0	4	1	20110121
155	1		0	92.00	5	0	0	1	20110121
156	1		0	90.00	6	0	4	1	20110121
157	4		1	4573.00	19	42	30	1	20110121
158	1		0	3451.00	0.5	0	9	1
159	1		0	1407.00	5		2	1
160	1		0	5348.00	4.5	9.5	6	1
161	1		0	1873.00	6	4	6	1
162	1		0	719.00	7	0	7	1
163	2		0	4308.75	14		4	1
164	1		0	5194.00	10	0	10	1
165	6		0	624.00	99	0	30	1
166	1		0	413.00	6	0	0	1
167	1		1	3893.00	20	0	10	1
168	1		1	166.00	7	0	16	1
169	1		0	822.00	4	0	7	1
170	1		0	1180.00	8	0	8	1
171	1		0	2052.00	8	0	9	1
172	1		0	363.00	9	0	8	1
173	1		1	665.00	3.5	0	5	1
174	1		0	5520.00	8	0	7	1
175	1		0	74.00	7	17	11	1
176	1		1	1015.23	8	0	8	1
177	1		0	388.00	4.7	0	7	1
178	1		0	870.00	4	3	3	1
179	3		0	21701.00	1	11	1	1
180	1		0	2155.00	3	0	2	1
181	1		0	2787.00	38	0	13	1
182	1		0	228.00	10.3	9	5	1
183	1		0	1893.00	0.4	0	11	1
184	1		0	3052.00	17	0	9	1
185	1		1	578.00	2	25	5	1
186	1		0	199.00	11	0	23	1
187	1		0	639.00	0.5	0	0	1
188	1		0	5306.80	14	0	0	1	20101217
189	1		0	5481.00	6.6	0	8	1	20101217
190	1		0	2053.00	16	15	9	1	20101217
191	1		0	1966.78	3	0	1	1	20101217
192	1		0	475.00	6.7	0	5	1	20101217
193	1		1	106.00	8	0	1	1	20101217
194	1		0	1280.75	5	0	1	1	20101217
195	1		0	7383.00	3	0	3	1	20101217
196	1		0	322.00	3		4	1	20101217
197	2		0	4709.36	23	13	15	1	20101217
198	2		0	4971.84	14	0	3	1	20101217
199	2		0	1478.00	0.08		2	1	20101217
200	2		0	1480.00	1	1	4	1	20101217
201	1		0	15.00	9		1.9	1	20101217
202	1		1	194.00	17	0	2	1	20101217
203	2		0	7009.83	99		3	1	20101217
204	2		0	6243.60	99		2	1	20101217
205	1		1	819.00	25	13	9	1	20101217
206	1		1	83.00	2.6	2.6	3	1	20101217
207	1		0	8600.00	8	0	3	1	20101217
208	1		0	935.40	5	8	2	1	20101217
209	3		0	6249.35	3	13		1	20101217
210	1		0	5855.00	0.5	0	0.25	1	20101217
211	1		0	737.00	3	0	3	1	20101217
212	1		0	3693.00	8	0	2	1	20101217
213	2		0	7301.00	99	0	8	1	20101217
214	2		0	4541.00	1	0	3	1	20101217
215	2		0	8926.85	9		1	1	20101217
216	1		0	1063.00	1	4.5	11	1	20101217
217	3		0	116.00	1.4	0	0	1	20101217
218	2		0	1551.30	0.6	0.6	0	1	20101217
219	1		0	513.00	16	0.25	5	1	20101217
220	1		0	1077.00	5.5	19		1	20101217
221	1		1	364.00	3	0	10	1	20101217
222	1		1	4808.00	15	0	3	1	20101217
223	1		0	175.00	5	0	2	1	20101217
224	3		0	8184.00	5	0	10	1	20101217
225	4		1	3250.00	10	0	5	1	20101217
226	2		1	7393.00	12	0	0.5	1	20101217
227	1		0	144.35	1.2	0	0.6	1	20101217
228	2		0	2162.00	0.5	16	14	1	20101217
229	1		0	322.00	8	0	1.5	1	20101217
230	1		0	1409.00	10	0	5	1	20101217
231	2		1	6068.00	11	0	0	1	20101217
232	2		0	2322.00	1.5	0	1	1	20101217
233	1		0	915.90	6	2	1	1	20101217
234	2		0	6995.00	8	0	0	1	20101217
235	1		0	88.00	99	0	15	1	20101217
236	1		0	15.00	3	11	4	1	20101217
237	1		0	212.00	7	0	0	1	20101217
238	1		0	1477.00	3.37	0	5	1	20101217
239	2		0	5058.15	8	0	2	1	20101217
240	2		0	394.10	4.6	0	0	1	20101217
241	1		0	20.00	10	0	0	1	20101217
242	1		0	1815.84	2	2	0.8	1	20101217
243	1		0	384.00	99		0	1	20101217
244	2		0	8989.67	3	4	4	1	20101217
245	2		0	3479.00	7	0	0	1	20101217
246	2		0	2680.75	0.9	0	10	1	20101217
247	2		1	11855.00	14	0	7	1	20101217
248	1		0	3089.00	25	0	4	1	20101217
249	4		1	15544.08	15	15	17	1	20101217
250	2		0	7709.65	5.7	0	0	1	20101217
251	2		0	7318.08	99	0	24	1	20101217
252	1		0	1605.00	1.1	9	16	1	20101217
253	2		0	6692.67	24	2.6		1	20101217
254	2		0	587.00	3.6	0	0	1	20101217
255	1		0	928.00	1	0	17	1	20101217
256	2		0	5740.00	5.5	0	8	1	20101217
257	3		1	9676.75	3.1	7		1	20110107
258	2		0	10127.70	1.5			1	20101217
259	1		0	1453.00	3	1.8	4	1
260	1		1	1718.00	5		2	1	20101217
261	1		0	774.00	0.6	5	0	1
262	2		0	14754.89	10	0	0	1	20101217
263	1		1	1288.00	2.6	0	10	1	20101217
264	1		1	403.00	14	0	6	1	20101217
265	1		0	16.00	99		1	1	20101217
266	1		0	1928.00	99	3	6	1	20101217
267	1		0	7045.00	11	5.5	5	1	20101217
268	1		0	43.00	0.1	0	0	1	20110121
269	1		1	3885.00	4		3	1	20101217
270	1		0	3419.00	20		0	1	20101217
271	1		0	129.00	9	16	3	1	20101217
272	1		0	976.00	1.5		0	1
273	1		0	33.00	99		6	1	20110121
274	1		0	841.75	15.7	0	3	1	20110121
275	1		0	1053.00	23.4	0	6	1	20110121
276	5		1	1689.50	40.5	32.8	11	1	20110121
277	1		0	6534.00	14		0	1	20110121
278	1		0	1551.00	1.5	0	3	1	20110121
279	1		0	997.00	5.6	0	2	1	20110121
280	1		0	1778.00	3.2	0	2	1
281	1		0	1312.00	3	0	10	1	20110121
282	1		0	685.00	4.5	0	3	1
283	1		0	69.00	13	0	0	1
284	2		0	25672.00	7	0	7	1
285	1		0	200.00	2.6	0	2	1
286	1		0	4713.00	1.3	12	6	1
287	1		0	173.00	2.6	2	4	1
288	3		0	6010.00	3	0	3	1
289	2		0	17975.00	0.8	0	15	1
290	2		0	5315.00	2	0	0	1
291	2		0	7070.25	7	0	6	1
292	1		1	1691.22	27	0	6	1
293	8		0	6726.00	30	0	2	1
294	1		0	865.00	6	0	3	1
295	2		0	800.00	5.5	0	3	1
296	1		0	43.00	5		0.75	1
297	3		0	10677.17	99	0	5	1
298	2		0	7899.63	13			1
299	1		1	15.00	18.8		3	1
300	1		1	322.50	6.9	0	9.08	1
301	4		1	6067.00	28.5	28.6	18.58	1
302	1		0	4506.95	0	8	4.5	1

	81	82	83	84	85		86	87	88	89	90
KEY	Primary Wage Earner Original FICO: Experian	Primary Wage Earner Original FICO: TransUnion	Secondary Wage Earner Original FICO: Equifax	Secondary Wage Earner Original FICO: Experian	Secondary Wage Earner Original FICO: TransUnion	Original Primary Borrower FICO	Most Recent Primary Borrower FICO	Most Recent Co- Borrower FICO	Most Recent FICO Method	VantageScore: Primary Borrower	VantageScore: Co- Borrower
1						769	761
2						735	738
3						783	770
4						777
5						794	781
6						785
7						725
8						754
9						782
10						793
11						779
12						786
13						777
14						788
15						729
16						801
17						801
18						784
19						762
20						766
21						777
22						784
23						787
24						712
25						792
26						766
27						778	795
28						783
29						787
30						793
31						717
32						758	764
33						792	774
34						791	781
35						751	781
36						777	768
37						753	678
38						807
39						768	761
40						778	781
41						771	770
42						703	775
43						778	788
44						789	799
45						778
46						758	768
47						757	727
48						787	775
49						801	780
50						724	731
51						787	798
52						782	792
53						793
54						739	781
55						795	795
56						765	768
57						793
58						777
59						751
60						770	702
61						781	754
62						732
63						790
64						799
65						787	801
66						777	788
67						727
68						797
69						782	774
70						729
71						774
72						772
73						770
74						803
75						767
76						776
77						741
78						802	802
79						794	758
80						740
81						779
82						788
83						767	799
84						790	783
85						784
86						790
87						790
88						739
89						789
90						790
91						718	756
92						801
93						752
94						713
95						771
96						801
97						788
98						775
99						785
100						808
101						773
102						746
103						761
104						789
105						765
106						787
107						792
108						793
109						791
110						775
111						783
112						786
113						775
114						768
115						733
116						790
117						733
118						772
119						757
120						793
121						755
122						778
123						769
124						730
125						766
126						796
127						773	765
128						794	791
129						746	770
130						731	727
131						801	796
132						764	763
133						759	770
134						782	747
135						770	751
136						776	772
137						715	725
138						786	784
139						771	745
140						791	798
141						785	763
142						769	803
143						791	777
144						798	783
145						754	754
146						723	732
147						788	766
148						782
149						792	795
150						739	735
151						765	774
152						738	742
153						797	803
154						781	774
155						791	777
156						777	787
157						768	781
158						780
159						797
160						809
161						767
162						790
163						793
164						740
165						745
166						790
167						763
168						791
169						807
170						741
171						789
172						803
173						788
174						787
175						800
176						772
177						781
178						785
179						740
180						799
181						791
182						805
183						794
184						752
185						775
186						734
187						719
188						707	721
189						803	797
190						795	823
191						777	777
192						769	770
193						777	773
194						788	789
195						754	753
196						756	802
197						787	782
198						800	729
199						764	758
200						784	796
201						750	740
202						792	796
203						787	796
204						787	796
205						714	700
206						781	804
207						794	781
208						798	773
209						782	727
210						776	757
211						796	790
212						780	793
213						793	761
214						772	753
215						786	790
216						788	809
217						784	810
218						749	744
219						809	786
220						797	812
221						797	759
222						797	786
223						708	735
224						750	786
225						777	770
226						762	803
227						777	773
228						745	728
229						791	810
230						790	801
231						793	762
232						780	787
233						802	782
234						784	756
235						787	784
236						810	801
237						776	762
238						759	801
239						784	756
240						767	764
241						792	790
242						784	783
243						701	807
244						787	801
245						811	786
246						750	787
247						794	781
248						790	792
249						777	786
250						789	798
251						778	778
252						776	784
253						775	786
254						751	760
255						735	746
256						736	723
257						776	773
258						789	793
259						790
260						764	755
261						789
262						801	785
263						790	793
264						775	738
265						782	757
266						722	731
267						804	790
268						799	732
269						778	781
270						800	808
271						784	795
272						781
273						815	788
274						811	769
275						801	781
276						808	778
277						801	784
278						776	785
279						774	736
280						775
281						785	757
282						789
283						788
284						752
285						782
286						792
287						796
288						751
289						777
290						805
291						756
292						703
293						716
294						763
295						776
296						704
297						786
298						759
299						796
300						781
301						781
302						802
	91	92	93	94	95	96	97	98	99	100
KEY	Most Recent VantageScore Method	VantageScore Date	Credit Report: Longest Trade Line	Credit Report: Maximum Trade Line	Credit Report: Number of Trade Lines	Credit Line Usage Ratio	Most Recent 12- month Pay History	Months Bankruptcy	Months Foreclosure	Primary Borrower Wage Income
1							777777000000			0.00
2							777777700000			58412.00
3							777777700000			17579.00
4							777777770000			18289.00
5							777777000000			0.00
6							777777770000			37041.00
7							777777770000			33386.41
8							777777770000			87315.00
9							777777770000			25092.08
10							777777777000			0.00
11							777777770000			10875.00
12							777777777000			36416.00
13							777777770000			18361.00
14							777777777000			20417.00
15							777777777700			23198.00
16							777777777000			13750.00
17							777777777000			28958.00
18							777777777000			46700.08
19							777777777000			19500.00
20							777777777000			29181.00
21							777777777700			38233.00
22							777777777700			22371.00
23							777777777700			43233.00
24							777777777700			44382.00
25							777777777770			12126.00
26							777777777770			45746.00
27							777777700000			38662.44
28							777777777770			1663.00
29							777777770000			25618.00
30							777777777700			24997.00
31							777777777000			59480.00
32							777777700000			22844.68
33							777777000000			19056.00
34							777777000000			20483.00
35							777777000000			17772.26
36							777770000000			7500.00
37							777777000000			41666.66
38							777777770000			36667.00
39							777770000000			12500.00
40							777777000000			4166.66
41							777777000000			20000.00
42							777777000000			14583.33
43							777777000000			0.00
44							777777000000			18916.43
45							777777770000			13333.00
46							777777700000			9765.00
47							777777000000			18471.46
48							777777000000			15000.00
49							777777700000			117126.00
50							777777700000			28749.98
51							777777000000			0.00
52							777777000000			0.00
53							777777770000			0.00
54							777777000000			33333.00
55							777777700000			29652.00
56							777777000000			14900.00
57							777777777000			0.00
58							777777777700			189124.00
59							777777770000			22175.00
60							777777700000			26116.00
61							777777700000			31358.49
62							777777770000			36681.00
63							777777770000			23342.69
64							777777770000			23258.78
65							777777700000			16450.00
66							777777700000			12944.00
67							777777770000			28333.00
68							777777777000			21677.00
69							777777700000			7500.00
70							777777770000			31466.00
71							777777770000			12083.07
72							777777770000			30833.00
73							777777777700			0.00
74							777777777700			0.00
75							777777770000			20833.34
76							777777770000			0.00
77							777777770000			0.00
78							777777700000			10169.70
79							777777700000			12466.44
80							777777770000			18278.00
81							777777777000			50839.00
82							777777770000			14136.40
83							777777700000			10416.67
84							777777700000			10790.78
85							777777777000			20833.00
86							777777777000			0.00
87							777777770000			116666.34
88							777777777000			61181.00
89							777777770000			12995.65
90							777777777700			37625.46
91							777777700000			32500.00
92							777777777700			23311.00
93							777777770000			18038.52
94							777777777700			25000.02
95							777777770000			23525.33
96							777777777700			0.00
97							777777770000			16029.02
98							777777770000			16250.00
99							777777777000			31232.00
100							777777777000			22010.47
101							777777770000			16683.00
102							777777777700			33333.34
103							777777770000			96147.00
104							777777777000			21142.86
105							777777770000			21987.85
106							777777777700			18204.00
107							777777777000			25300.00
108							777777777700			47099.00
109							777777777000			68712.67
110							777777777000			27250.00
111							777777777000			27379.00
112							777777777700			11913.28
113							777777777000			0.00
114							777777777770			0.00
115							777777777700			13083.33
116							777777777770			37950.59
117							777777777700			18913.73
118							777777777700			26757.00
119							777777777770			48031.00
120							777777777770			23954.88
121							777777777770			35635.00
122							777777777770			34630.00
123							777777777770			14767.00
124							777777777700			73014.00
125							777777777770			0.00
126							777777777770			27341.00
127							777777000000			118676.00
128							777770000000			30154.42
129							777770000000			31723.54
130							777770000000			30708.33
131							777777000000			137198.50
132							777777000000			35929.00
133							777777000000			13812.67
134							777777000000			29166.66
135							777777000000			15998.00
136							777777000000			14583.34
137							777777700000			18333.33
138							777777700000			45138.90
139							777777700000			43770.00
140							777777700000			18055.00
141							777777700000			27689.00
142							777777700000			51417.25
143							777777700000			76579.00
144							777777700000			23365.27
145							777777700000			7916.66
146							777777770000			17039.00
147							777777700000			22778.00
148							777777770000			29840.00
149							777777700000			8750.00
150							777777700000			15607.00
151							777777700000			21872.93
152							777777700000			77478.00
153							777777700000			49278.13
154							777777700000			26814.00
155							777777700000			26666.00
156							777777770000			22567.00
157							777777700000			4847.22
158							777777770000			0.00
159							777777777000			38208.00
160							777777770000			20060.00
161							777777770000			78112.00
162							777777770000			12190.00
163							777777777000			26338.00
164							777777770000			39166.67
165							777777777700			0.00
166							777777770000			64750.00
167							777777770000			56198.00
168							777777770000			45832.00
169							777777777000			23338.34
170							777777777700			91913.00
171							777777770000			51250.00
172							777777777000			27918.00
173							777777777000			35004.00
174							777777777000			38542.00
175							777777770000			13666.00
176							777777777000			63182.00
177							777777777000			27679.00
178							777777770000			13650.00
179							777777777000			166666.00
180							777777777000			22917.00
181							777777777000			54522.00
182							777777777000			14185.00
183							777777777000			47917.00
184							777777777000			71602.00
185							777777777700			178.00
186							777777777700			18190.00
187							777777777700			16666.67
188							000000000000			46268.00
189							000000000000			0.00
190							000000000000			79167.00
191							000000000000			49546.00
192							000000000000			25459.00
193							000000000000			15833.00
194							000000000000			26817.00
195							000000000000			0.00
196							000000000000			70779.00
197							000000000000			0.00
198							000000000000			93697.00
199							000000000000			28592.00
200							000000000000			0.00
201							000000000000			58403.00
202							000000000000			45147.00
203							000000000000			0.00
204							000000000000			0.00
205							000000000000			67996.00
206							000000000000			16229.00
207							000000000000			0.00
208							000000000000			18750.00
209							000000000000			49523.00
210							000000000000			23335.00
211							000000000000			24794.00
212							000000000000			49036.00
213							000000000000			0.00
214							000000000000			22568.00
215							000000000000			92769.00
216							000000000000			22929.17
217							000000000000			15488.42
218							000000000000			10000.00
219							000000000000			8642.00
220							000000000000			13750.00
221							000000000000			0.00
222							000000000000			0.00
223							000000000000			0.00
224							000000000000			53352.00
225							000000000000			0.00
226							000000000000			12500.00
227							000000000000			3914.83
228							000000000000			17500.00
229							000000000000			52515.67
230							000000000000			17482.02
231							000000000000			0.00
232							000000000000			25447.00
233							000000000000			0.00
234							000000000000			69584.00
235							000000000000			0.00
236							000000000000			38157.60
237							000000000000			0.00
238							000000000000			16725.00
239							000000000000			24167.00
240							000000000000			21458.00
241							000000000000			0.00
242							000000000000			0.00
243							000000000000			0.00
244							000000000000			0.00
245							000000000000			56250.00
246							000000000000			71250.00
247							000000000000			0.00
248							000000000000			88555.00
249							000000000000			0.00
250							000000000000			39029.00
251							700000000000			0.00
252							000000000000			12500.00
253							770000000000			0.00
254							777000000000			0.00
255							777770000000			37500.00
256							777770000000			13852.32
257							777770000000			39270.88
258							777770000000			118550.83
259							777777770000			10416.66
260							777770000000			42750.00
261							777777777000			33333.33
262							777777000000			66666.67
263							777777000000			8957.00
264							777777000000			23752.61
265							777770000000			0.00
266							777770000000			0.00
267							777777000000			40566.00
268							777777700000			33333.33
269							777777700000			31250.00
270							777777700000			41666.00
271							777777700000			38495.34
272							777777770000			58850.00
273							777777700000			0.00
274							777777700000			35476.00
275							777777700000			30509.23
276							777777700000			21042.00
277							777777700000			25000.00
278							777777700000			33333.34
279							777777700000			54147.00
280							777777770000			28667.00
281							777777770000			46364.00
282							777777770000			20625.00
283							777777777000			16667.00
284							777777770000			53229.18
285							777777770000			22536.17
286							777777770000			24850.00
287							777777770000			10180.00
288							777777777700			42425.00
289							777777770000			90000.00
290							777777777000			28750.00
291							777777770000			32527.00
292							777777777700			44598.00
293							777777777000			0.00
294							777777777000			27426.00
295							777777777700			12528.00
296							777777777700			34145.00
297							777777777770			0.00
298							777777777770			34546.00
299							777777777770			14063.00
300							777777777700			60593.00
301							777777777770			13537.00
302							777777777770			0.00

	101	102	103	104	105	106	107	108	109	110
KEY	Co-Borrower Wage Income	Primary Borrower Other Income	Co-Borrower Other Income	All Borrower Wage Income	All Borrower Total Income	4506-T Indicator	Borrower Income Verification Level	Co-Borrower Income Verification	Borrower Employment Verification	Co-Borrower Employment Verification
1	0.00	50907.00	0.00	0.00	50907.00	Y	5		3
2		0.00		58412.00	58412.00	Y	5		3
3	0.00	2869.69	0.00	17579.00	20448.69	Y	5		3
4	0.00	0.00	14118.00	18289.00	32407.00	Y	5		3
5	0.00	39628.79	10821.75	0.00	50450.54	Y	5		3
6		0.00		37041.00	37041.00	Y	5		3
7	0.00	0.00	0.00	33386.41	33386.41	Y	5		3
8	7583.00	4333.00	0.00	94898.00	99231.00	Y	5		3
9	25092.08	0.00	0.00	50184.16	50184.16	Y	5		3
10	0.00	20100.00	0.00	0.00	20100.00	Y	5		3
11	5768.50	0.00	0.00	16643.50	16643.50	Y	5		3
12		0.00		36416.00	36416.00	Y	5		3
13	16864.00	0.00	0.00	35225.00	35225.00	Y	5		3
14	0.00	53388.00	0.00	20417.00	73805.00	Y	5		3
15	0.00	5037.00	0.00	23198.00	28235.00	Y	5		3
16	9583.35	0.00	0.00	23333.35	23333.35	Y	5		3
17	3500.00	0.00	0.00	32458.00	32458.00	Y	5		3
18	0.00	0.00	0.00	46700.08	46700.08	Y	5		3
19	0.00	36892.00	0.00	19500.00	56392.00	Y	5		3
20		0.00		29181.00	29181.00	Y	5		3
21	0.00	0.00	0.00	38233.00	38233.00	Y	5		3
22	8490.00	0.00	0.00	30861.00	30861.00	Y	5		3
23	0.00	0.00	0.00	43233.00	43233.00	Y	5		3
24	0.00	0.00	0.00	44382.00	44382.00	Y	5		3
25	6875.00	0.00	0.00	19001.00	19001.00	Y	5		3
26		0.00		45746.00	45746.00	Y	5		3
27	0.00	0.00	0.00	38662.44	38662.44	Y	5		3
28	39914.00	-263.00	0.00	41577.00	41314.00	Y	5		3
29		793.00		25618.00	26411.00	Y	5		3
30	0.00	14252.00	0.00	24997.00	39249.00	Y	5		3
31	0.00	0.00	0.00	59480.00	59480.00	Y	5		3
32	0.00	0.00	0.00	22844.68	22844.68	Y	5		2
33		3429.33		19056.00	22485.33	Y	5		3
34		0.00		20483.00	20483.00	Y	5		3
35		0.00		17772.26	17772.26	Y	5		3
36	0.00	3676.00	3559.00	7500.00	14735.00	Y	4		3
37	20547.00	0.00	0.00	62213.66	62213.66	Y	5		3
38		0.00		36667.00	36667.00	Y	5		3
39	0.00	2376.00	0.00	12500.00	14876.00	Y	4		3
40		16986.92		4166.66	21153.58	Y	5		3
41	0.00	0.00	0.00	20000.00	20000.00	Y	5		3
42	0.00	0.00	0.00	14583.33	14583.33	Y	5		3
43	24871.58	0.00	0.00	24871.58	24871.58	Y	5		3
44	0.00	2403.54	0.00	18916.43	21319.97	Y	5		3
45		0.00		13333.00	13333.00	Y	5		3
46	5000.00	0.00	0.00	14765.00	14765.00	Y	5		3
47		0.00		18471.46	18471.46	Y	5		3
48		0.00		15000.00	15000.00	Y	5		3
49		-2640.00		117126.00	114486.00	Y	5		3
50	0.00	-613.08	0.00	28749.98	28136.90	Y	5		3
51	34276.31	0.00	0.00	34276.31	34276.31	Y	5		3
52	0.00	30994.25	905.00		31899.25	Y	5		3
53	35733.10	0.00	0.00	35733.10	35733.10	Y	5		3
54	0.00	0.00	0.00	33333.00	33333.00	Y	5		3
55		-68.00		29652.00	29584.00	Y	5		3
56		0.00		14900.00	14900.00	Y	5		3
57	15417.00	0.00	0.00	15417.00	15417.00	Y	5		3
58	0.00	2613.58	0.00	189124.00	191737.58	Y	5		3
59	9667.00	0.00	0.00	31842.00	31842.00	Y	5		3
60	0.00	0.00	0.00	26116.00	26116.00	Y	5		3
61	0.00	0.00	0.00	31358.49	31358.49	Y	5		2
62	0.00	85.00	0.00	36681.00	36766.00	Y	5		3
63	14650.24	0.00	0.00	37992.93	37992.93	Y	4		2
64	0.00	0.00	0.00	23258.78	23258.78	Y	5		3
65		0.00		16450.00	16450.00	Y	5		3
66	0.00	6299.00	0.00	12944.00	19243.00	Y	5		3
67		0.00		28333.00	28333.00	Y	5		3
68		49897.00		21677.00	71574.00	Y	5		3
69	12500	0.00	0.00	20000.00	20000.00	Y	5		2
70	27048.34	0.00	0.00	58514.34	58514.34	Y	5		3
71	8366.00	0.00	0.00	20449.07	20449.07	Y	5		3
72	0.00	0.00	0.00	30833.00	30833.00	Y	5		3
73	0.00	20666.00	1130.00		21796.00	Y	5		2
74	0.00	10000.00	6832.00		16832.00	Y	5		3
75	0.00	0.00	0.00	20833.34	20833.34	Y	5		2
76	0.00	0.00	35289.50		35289.50	Y	5		3
77	172425.00	0.00	0.00	172425.00	172425.00	Y	5		3
78	0.00	0.00	0.00	10169.70	10169.70	Y	5		3
79	666.67	0.00	0.00	13133.11	13133.11	Y	5		3
80		0.00		18278.00	18278.00	Y	5		3
81		0.00		50839.00	50839.00	Y	5		3
82	0.00	0.00	0.00	14136.40	14136.40	Y	5		3
83	11453.86	0.00	0.00	21870.53	21870.53	Y	5		3
84	3815.42	0.00	0.00	14606.20	14606.20	Y	5		3
85		0.00		20833.00	20833.00	Y	5		3
86	10444.00	3773.40	0.00	10444.00	14217.40	Y	5		3
87		0.00		116666.34	116666.34	Y	5		3
88	0.00	0.00	0.00	61181.00	61181.00	Y	5		3
89	0.00	2448.71	0.00	12995.65	15444.36	Y	5		2
90		0.00		37625.46	37625.46	Y	5		3
91	0.00	0.00	0.00	32500.00	32500.00	Y	5		3
92		0.00		23311.00	23311.00	Y	5		3
93		0.00		18038.52	18038.52	Y	5		3
94	0.00	0.00	0.00	25000.02	25000.02	Y	5		2
95	43627.66	0.00	0.00	67152.99	67152.99	Y	5		3
96	0.00	8556.00	2792.00		11348.00	Y	5		3
97		0.00		16029.02	16029.02	Y	5		3
98	0.00	0.00	0.00	16250.00	16250.00	Y	5		3
99	0.00	-1589.00	0.00	31232.00	29643.00	Y	5		3
100		0.00		22010.47	22010.47	Y	5		3
101	5240.75	0.00	0.00	21923.75	21923.75	Y	5		2
102	0.00	0.00	0.00	33333.34	33333.34	Y	5		3
103	-26260.00	408.00	0.00	69887.00	70295.00	Y	5		3
104	0.00	0.00	0.00	21142.86	21142.86	Y	5		3
105	0.00	0.00	0.00	21987.85	21987.85	Y	5		3
106	0.00	1892.00	0.00	18204.00	20096.00	Y	5		3
107	0.00	-140.00	0.00	25300.00	25160.00	Y	5		3
108	0.00	0.00	0.00	47099.00	47099.00	Y	5		3
109		0.00		68712.67	68712.67	Y	5		3
110	0.00	0.00	0.00	27250.00	27250.00	Y	5		3
111		185.00		27379.00	27564.00	Y	5		3
112	0.00	0.00	0.00	11913.28	11913.28	Y	5		3
113	0.00	26619.00	0.00		26619.00	N	5		3
114	0.00	14624.00	1634.00		16258.00	Y	5		3
115		0.00		13083.33	13083.33	Y	5		3
116	0.00	0.00	0.00	37950.59	37950.59	Y	5		3
117		0.00		18913.73	18913.73	Y	5		3
118		0.00		26757.00	26757.00	Y	5		3
119	0.00	0.00	0.00	48031.00	48031.00	Y	5		3
120	0.00	0.00	0.00	23954.88	23954.88	Y	5		3
121	1100.00	0.00	0.00	36735.00	36735.00	Y	5		3
122	0.00	0.00	0.00	34630.00	34630.00	Y	5		3
123	8375.00	0.00	0.00	23142.00	23142.00	Y	5		3
124		0.00		73014.00	73014.00	Y	5		3
125	0.00	23249.00	0.00		23249.00	Y	5		3
126	0.00	615.00	0.00	27341.00	27956.00	Y	5		3
127	0.00	0.00	0.00	118676.00	118676.00	Y	5		3
128	0.00	3983.88	0.00	30154.42	34138.30	Y	5		3
129	0.00	5854.50	0.00	31723.54	37578.04	Y	5		3
130	0.00	0.00	0.00	30708.33	30708.33	Y	4		2
131	0.00	2359.00	0.00	137198.50	139557.50	Y	5		3
132		-1649.00		35929.00	34280.00	Y	5		3
133		3816.56		13812.67	17629.23	Y	5		3
134	0.00	0.00	0.00	29166.66	29166.66	Y	5		3
135	13364.00	4874.00	0.00	29362.00	34236.00	Y	5		3
136	0.00	15668.00	0.00	14583.34	30251.34	Y	5		3
137	18333.33	0.00	0.00	36666.66	36666.66	Y	5		3
138	0.00	0.00	0.00	45138.90	45138.90	Y	5		3
139	0.00	0.00	0.00	43770.00	43770.00	Y	5		3
140	19000.00	0.00	0.00	37055.00	37055.00	Y	5		2
141	0.00	1486.08	0.00	27689.00	29175.08	Y	5		2
142	0.00	-3573.65	0.00	51417.25	47843.60	Y	5		3
143	-7.00	-10731.00	0.00	76572.00	65841.00	Y	5		3
144	0.00	1051.00	0.00	23365.27	24416.27	Y	5		3
145	9378.68	0.00	0.00	17295.34	17295.34	Y	5		3
146	7089.00	875.00	0.00	24128.00	25003.00	Y	5		3
147	0.00	700.41	0.00	22778.00	23478.41	Y	5		2
148		1644.84		29840.00	31484.84	Y	5		3
149	0.00	10127.50	0.00	8750.00	18877.50	Y	5		3
150	15607.00	0.00	0.00	31214.00	31214.00	Y	5		3
151	11559.66	0.00	0.00	33432.59	33432.59	Y	5		3
152	0.00	2146.00	0.00	77478.00	79624.00	Y	5		3
153	0.00	704.78	0.00	49278.13	49982.91	Y	5		3
154	0.00	1915.00	0.00	26814.00	28729.00	Y	5		3
155	0.00	0.00	0.00	26666.00	26666.00	Y	5		3
156	0.00	0.00	0.00	22567.00	22567.00	Y	5		2
157	19142.14	17541.33	0.00	23989.36	41530.69	Y	5		3
158	0.00	26661.00	0.00	0.00	26661.00	Y	4		3
159		-708.00		38208.00	37500.00	Y	5		2
160	17251.00	0.00	0.00	37311.00	37311.00	Y	5		3
161	10750.00	0.00	0.00	88862.00	88862.00	Y	5		3
162	0.00	0.00	0.00	12190.00	12190.00	Y	5		2
163		20104.33		26338.00	46442.33	Y	5		3
164	0.00	6666.67	0.00	39166.67	45833.34	Y	5		3
165	0.00	39765.00	0.00	0.00	39765.00	Y	5		3
166	0.00	0.00	0.00	64750.00	64750.00	Y	5		3
167	0.00	2528.00	0.00	56198.00	58726.00	N	5		3
168	0.00	-27423.00	0.00	45832.00	18409.00	Y	5		3
169	0.00	0.00	0.00	23338.34	23338.34	Y	5		3
170	0.00	0.00	0.00	91913.00	91913.00	Y	5		3
171	0.00	-1168.00	0.00	51250.00	50082.00	Y	5		3
172	0.00	0.00	0.00	27918.00	27918.00	Y	5		2
173	0.00	0.00	0.00	35004.00	35004.00	Y	5		3
174	0.00	0.00	0.00	38542.00	38542.00	Y	5		3
175	19000.00	-2935.00	0.00	32666.00	29731.00	Y	5		3
176	0.00	-5247.00	0.00	63182.00	57935.00	Y	5		3
177	0.00	693.00	0.00	27679.00	28372.00	Y	5		3
178	15417.00	0.00	0.00	29067.00	29067.00	Y	5		3
179	54475.00	0.00	0.00	221141.00	221141.00	Y	5		2
180	0.00	16700.00	0.00	22917.00	39617.00	Y	5		3
181	0.00	0.00	0.00	54522.00	54522.00	Y	5		3
182	17683.00	0.00	0.00	31868.00	31868.00	Y	5		2
183	0.00	0.00	0.00	47917.00	47917.00	Y	5		3
184	0.00	2010.00	0.00	71602.00	73612.00	Y	5		2
185	17782.34	8367.00	0.00	17960.34	26327.34	Y	5		2
186	0.00	-430.00	0.00	18190.00	17760.00	Y	5		3
187	0.00	2050.00	0.00	16666.67	18716.67	Y	5		3
188	0.00	0.00	0.00	46268.00	46268.00	Y	5		2
189	0.00	43726.00	0.00	0.00	43726.00	Y	5		2
190	7008.00	0.00	0.00	86175.00	86175.00	Y	5		2
191	0.00	0.00	0.00	49546.00	49546.00	Y	5		2
192	0.00	0.00	0.00	25459.00	25459.00	Y	5		3
193	0.00	666.00	0.00	15833.00	16499.00	Y	4		2
194	0.00	0.00	0.00	26817.00	26817.00	Y	5		2
195	0.00	103711.00	0.00	0.00	103711.00	Y	5		2
196		0.00		70779.00	70779.00	Y	5		2
197	0.00	59779.00	0.00		59779.00	Y	5		2
198	0.00	0.00	0.00	93697.00	93697.00	Y	5		2
199		-2045.00		26547.00	26547.00	Y	5		3
200	5000.00	10416.67	2110.00	5000.00	17526.67	Y	5		2
201		0.00		58403.00	58403.00	Y	5		2
202	0.00	0.00	0.00	45147.00	45147.00	Y	4		2
203		49638.00			49638.00	Y	5		3
204		49638.00			49638.00	Y	5		3
205	2790.00	0.00	0.00	70786.00	70786.00	Y	5		3
206	0.00	9374.00	0.00	16229.00	25603.00	Y	5		3
207	0.00	133333.34	0.00	0.00	133333.34	Y	5		2
208	38354.00	9669.00	0.00	57104.00	66773.00	Y	5		2
209	3025.00	6563.00	0.00	52548.00	59111.00	Y	5		2
210	0.00	3633.00	0.00	23335.00	26968.00	Y	5		3
211	0.00	0.00	0.00	24794.00	24794.00	Y	5		2
212	0.00	2071.00	0.00	49036.00	51107.00	Y	5		3
213	0.00	68447.00	0.00	0.00	68447.00	Y	5		3
214	0.00	44289.00	0.00	22568.00	66857.00	Y	5		2
215		0.00		92769.00	92769.00	Y	5		2
216	0.00	0.00	0.00	22929.17	22929.17	Y	5		2
217	0.00	860.00	0.00	15488.42	16348.42	Y	5		2
218	8333.00	0.00	0.00	18333.00	18333.00	Y	5		2
219	7750.00	644.00	0.00	16392.00	17036.00	Y	5		2
220	7506.00	1875.00	0.00	21256.00	23131.00	Y	5		2
221	0.00	17525.00	0.00	0.00	17525.00	Y	5		3
222	0.00	44889.00	0.00	0.00	44889.00	Y	4		2
223	0.00	48442.00	0.00	0.00	48442.00	Y	5		2
224	0.00	2360.00	0.00	53352.00	55712.00	Y	5		2
225	0.00	34267.17	0.00	0.00	34267.17	Y	5		3
226	0.00	7485.83	0.00	12500.00	19985.83	Y	5		3
227	0.00	7023.05	0.00	3914.83	10937.88	Y	5		2
228	10350.00	0.00	0.00	27850.00	27850.00	Y	5		2
229	0.00	0.00	0.00	52515.67	52515.67	Y	5		2
230	0.00	0.00	0.00	17482.02	17482.02	Y	5		2
231	0.00	63863.00	0.00	0.00	63863.00	Y	5		3
232	0.00	12047.33	0.00	25447.00	37494.33	Y	5		2
233	0.00	59716.00	0.00	0.00	59716.00	Y	5		2
234	0.00	1036.00	0.00	69584.00	70620.00	Y	5		2
235	0.00	14166.00	0.00		14166.00	Y	5		3
236	12780.46	0.00	0.00	50938.06	50938.06	Y	5		2
237	0.00	23637.00	0.00	0.00	23637.00	Y	5		2
238	0.00	6088.00	0.00	16725.00	22813.00	Y	5		2
239	0.00	45666.00	0.00	24167.00	69833.00	Y	5		2
240	0.00	0.00	0.00	21458.00	21458.00	Y	5		2
241	0.00	46014.00	0.00	0.00	46014.00	Y	5		2
242	16666.67	18951.83	0.00	16666.67	35618.50	Y	5		2
243		23198.00		0.00	23198.00	N	5		3
244	0.00	88239.00	-2073.00	0.00	86166.00	Y	5		3
245	0.00	0.00	0.00	56250.00	56250.00	Y	5		2
246	0.00	0.00	0.00	71250.00	71250.00	Y	5		3
247	0.00	178567.00	0.00		178567.00	Y	5		3
248	0.00	0.00	0.00	88555.00	88555.00	Y	5		2
249	0.00	28720.00	19519.00	0.00	48239.00	Y	5		3
250	0.00	227.00	0.00	39029.00	39256.00	Y	5		2
251	0.00	42785.00	0.00	0.00	42785.00	Y	5		3
252	7174.00	3106.00	0.00	19674.00	22780.00	Y	5		3
253	0.00	65169.00	0.00		65169.00	Y	5		2
254	0.00	96692.00	0.00	0.00	96692.00	Y	5		3
255	0.00	0.00	0.00	37500.00	37500.00	Y	5		2
256	0.00	32640.42	0.00	13852.32	46492.74	Y	5		2
257	37463.08	32352.00	0.00	76733.96	109085.96	Y	5		3
258		0.00		118550.83	118550.83	Y	5		2
259	10567.00	399.16	0.00	20983.66	21382.82	Y	5		3
260		0.00		42750.00	42750.00	Y	5		3
261	7618.00	0.00	0.00	40951.33	40951.33	Y	5		2
262	0.00	0.00	0.00	66666.67	66666.67	Y	5		3
263	0.00	28281.00	0.00	8957.00	37238.00	Y	5		3
264	0.00	0.00	0.00	23752.61	23752.61	Y	5		3
265		27980.83		0.00	27980.83	Y	5		3
266	12038.00	65714.00	0.00	12038.00	77752.00	Y	5		3
267	12610.00	-1050.00	-472.00	53176.00	51654.00	Y	5		2
268	0.00	0.00	0.00	33333.33	33333.33	Y	4		3
269		2290.00		31250.00	33540.00	Y	5		3
270		0.00		41666.00	41666.00	N	5		3
271	38498.34	8795.00	0.00	76993.68	85788.68	Y	5		2
272		0.00		58850.00	58850.00	Y	5		2
273		18907.00		0.00	18907.00	Y	5		3
274	0.00	2071.00	0.00	35476.00	37547.00	Y	5		3
275	0.00	800.91	0.00	30509.23	31310.14	Y	5		3
276	0.00	25980.41	20150.70	21042.00	67173.11	Y	5		3
277		5608.00		25000.00	30608.00	Y	5		2
278	0.00	0.00	0.00	33333.34	33333.34	Y	5		3
279	0.00	57183.00	0.00	54147.00	111330.00	Y	5		2
280	0.00	0.00	0.00	28667.00	28667.00	Y	5		3
281	0.00	218.00	0.00	46364.00	46582.00	Y	5		3
282	0.00	0.00	0.00	20625.00	20625.00	Y	5		3
283	0.00	2577.00	0.00	16667.00	19244.00	Y	5		2
284	0.00	59632.46	0.00	53229.18	112861.64	Y	5		2
285	0.00	0.00	0.00	22536.17	22536.17	Y	5		2
286	1863.00	-10183.00	2923.00	26713.00	19453.00	Y	5		3
287	1050.00	5955.00	0.00	11230.00	17185.00	Y	5		3
288	0.00	1971.00	0.00	42425.00	44396.00	Y	5		3
289	0.00	0.00	0.00	90000.00	90000.00	Y	5		3
290	0.00	2478.00	0.00	28750.00	31228.00	Y	5		3
291	0.00	-3310.00	0.00	32527.00	29217.00	Y	5		2
292	0.00	0.00	0.00	44598.00	44598.00	Y	5		3
293	0.00	231667.00	0.00	0.00	231667.00	Y	4		2
294	0.00	0.00	0.00	27426.00	27426.00	Y	5		2
295	0.00	39312.00	0.00	12528.00	51840.00	Y	5		2
296		914.00		34145.00	35059.00	Y	5		3
297	0.00	40028.00	0.00		40028.00	Y	5		3
298		0.00		34546.00	34546.00	Y	5		3
299		0.00		14063.00	14063.00	Y	5		3
300	0.00	0.00	0.00	60593.00	60593.00	Y	5		3
301	16552.00	0.00	0.00	30089.00	30089.00	Y	4		3
302	19562.00	0.00	0.00	19562.00	19562.00	Y	5		3

	111	112	113	114	115	116	117	118	119	120
KEY	Borrower Asset Verification	Co-Borrower Asset Verification	Liquid / Cash Reserves	Monthly Debt All Borrowers	Originator DTI	Fully Indexed Rate	Qualification Method	Percentage of Down Payment from Borrower Own Funds	City	State
1	4		213942.34	5585.31	0.119537		1	0.000000	CHAPIN	SC
2	4		182688.87	15604.46	0.267145		1	0.000000	PARKER	CO
3	3		499760.62	5634.14	0.275526		1	0.000000	FEDERAL WAY	WA
4	4		62939.20	7606.06	0.234704		1	0.000000	OREGON CITY	OR
5	4		602675.00	6407.14	0.152630		1	100.000000	LA QUINTA	CA
6	4		112340.19	7315.31	0.179000		1	0.000000	ANN ARBOR	MI
7	3		32804.78	8681.84	0.260041		1	0.000000	SEATTLE	WA
8	4		803437.35	27968.83	0.281856		1	0.000000	CANNON BEACH	OR
9	4		905429.56	9572.23	0.189300		1	0.000000	WOODINVILLE	WA
10	4		104792.62	5137.88	0.255616		1	0.000000	FALMOUTH	ME
11	4		141329.01	6673.75	0.401000		1	0.000000	SOLON	OH
12	4		56775.72	12198.39	0.330800		1	0.000000	BRUNSWICK	ME
13	4		72591.40	11238.05	0.373300		1	0.000000	WOODINVILLE	WA
14	4		154999.83	19686.87	0.250700		1	0.000000	PORTLAND	OR
15	4		631624.63	8270.61	0.292920		1	0.000000	BELLINGHAM	WA
16	4		114488.08	7266.28	0.311412		1	0.000000	BELLEVUE	WA
17	4		903958.50	11865.80	0.382400		1	0.000000	WEST LINN	OR
18	4		187438.83	6483.44	0.153100		1	0.000000	ISSAQUAH	WA
19	4		234386.29	6595.94	0.116900		1	0.000000	STEILACOOM	WA
20	4		700864.26	10420.70	0.394400		1	100.000000	HINCKLEY	OH
21	4		525488.61	14366.62	0.375200		1	0.000000	MERCER ISLAND	WA
22	4		574091.55	4587.44	0.148648		1	0.000000	CHERRY HILLS VILLAGE	CO
23	3		358252.69	9667.59	0.246900		1	100.000000	GIG HARBOR	WA
24	4		2013483.23	11807.23	0.266036		1	100.000000	SEATTLE	WA
25	4		101923.26	5492.65	0.254100		1	0.000000	SEATTLE	WA
26	4		354557.59	17337.49	0.370900		1	91.660000	LAKE LEELANAU	MI
27	4		176546.62	8728.33	0.225757		1	0.000000	AUSTIN	TX
28	4		682318.22	12526.07	0.302800		1	0.000000	LOUDON	TN
29	4		310460.51	8121.26	0.242900		1	100.000000	HENDERSONVILLE	TN
30	4		146889.50	6784.96	0.172870		1	0.000000	COLLIERVILLE	TN
31	4		581146.19	11273.21	0.189529		1	100.000000	CHATHAM	NJ
32	4		197875.98	5237.09	0.229200		1	100.000000	PALM HARBOR	FL
33	4		55910.82	6962.98	0.309668		1	0.000000	EDWARDS	CO
34	4		282560.60	6762.97	0.330175		1	0.000000	FREMONT	CA
35	3		645197.53	6218.97	0.349926		1	0.000000	PLANO	TX
36	3		111296.70	5554.64	0.376969		1	100.000000	AUSTIN	TX
37	4		509851.70	15255.74	0.245215		1	100.000000	SACRAMENTO	CA
38	4		125423.79	5703.71	0.148200		1	0.000000	ATLANTA	GA
39	4		2473202.94	5571.68	0.374542		1	100.000000	SEVERNA PARK	MD
40	4		397810.21	8059.60	0.381004		1	100.000000	TEMPE	AZ
41	4		82162.55	7811.03	0.390552		1	100.000000	LEAWOOD	KS
42	4		493414.45	4687.91	0.321457		1	100.000000	SEATTLE	WA
43	4		960057.34	10034.90	0.403469		1	33.330000	EL DORADO HILLS	CA
44	3		290687.23	7582.18	0.355637		1	0.000000	NAPERVILLE	IL
45	4		453538.33	4832.53	0.362449		1	100.000000	SEATTLE	WA
46	4		111055.99	5414.08	0.366683		1	0.000000	ANNAPOLIS	MD
47	4		171504.31	7091.52	0.383918		1	100.000000	SEVERNA PARK	MD
48	4		129077.02	4145.87	0.276391		1	100.000000	GOLDEN	CO
49	4		517824.82	9965.31	0.087044		1	0.000000	ATHERTON	CA
50	4		112075.56	8316.12	0.295559		1	100.000000	LUTZ	FL
51	4		2049651.10	7704.52	0.224777		1	0.000000	SOLANA BEACH	CA
52	4		961047.36	6442.57	0.201966		1	100.000000	CAREFREE	AZ
53	4		193675.62	5468.96	0.144800		1	0.000000	TULSA	OK
54	4		866551.47	11462.23	0.343870		1	100.000000	CLYDE HILL	WA
55	4		195234.29	11536.95	0.389973		1	0.000000	ARCADIA	CA
56	3		379303.09	4427.38	0.297140		1	100.000000	CARMEL	IN
57	3		222233.52	4633.44	0.300541		1	0.000000	ANN ARBOR	MI
58	4		387226.72	4752.73	0.025114		1	0.000000	TOMBALL	TX
59	4		548362.78	6300.45	0.197866		1	100.000000	NEWBURYPORT	MA
60	4		4207001.47	9664.99	0.370079		1	100.000000	RANCHO SANTA FE	CA
61	4		237928.33	8486.37	0.270600		1	100.000000	VESTAVIA	AL
62	4		114064.47	5584.91	0.151904		1	0.000000	GREENWOOD VILLAGE	CO
63	4		448869.64	6522.45	0.175500		1	100.000000	GARDEN RIDGE	TX
64	4		209552.97	5197.86	0.223479		1	0.000000	PHILADELPHIA	PA
65	4		74275.72	4368.99	0.265592		1	100.000000	NASHVILLE	TN
66	4		1332858.66	6408.04	0.333006		1	0.000000	ORCHARD LAKE	MI
67	4		368704.83	7336.10	0.258924		1	77.060000	SCARSDALE	NY
68	4		1158246.89	26567.85	0.325700		1	0.000000	HARBOR SPRINGS	MI
69	4		262503.58	4655.58	0.238600		1	100.000000	CHARLESTON	SC
70	4		464243.14	25544.54	0.337257		1	100.000000	ARVADA	CO
71	4		324295.21	7012.35	0.308000		1	0.000000	NOVATO	CA
72	3		758651.59	12300.47	0.398938		1	0.000000	GREENWICH	CT
73	4		97686.40	7136.09	0.327400		1	0.000000	BOULDER	CO
74	4		338841.50	5966.82	0.354500		1	0.000000	MOORESVILLE	NC
75	4		210459.00	4345.04	0.216900		1	0.000000	DENVER	CO
76	3		153816.84	13516.07	0.383005		1	0.000000	SAN FRANCISCO	CA
77	4		648002.77	29392.92	0.167800		1	100.000000	DALLAS	TX
78	4		153454.17	4351.37	0.427876		1	100.000000	YARDLEY	PA
79	4		200617.72	5070.28	0.373900		1	100.000000	PRINCETON JUNCTION	NJ
80	4		90926.30	6968.96	0.305700		1	0.000000	TUCSON	AZ
81	3		437559.45	11059.15	0.217533		1	0.000000	ANAHEIM HILLS	CA
82	4		382703.42	5010.18	0.354400		1	100.000000	RENO	NV
83	4		166034.88	8194.80	0.374696		1	100.000000	RIVER FOREST	IL
84	4		363195.64	5650.22	0.386800		1	100.000000	HONOLULU	HI
85	3		102060.23	5219.72	0.243400		1	0.000000	CLAYTON	MO
86	4		356168.35	6088.35	0.358900		1	0.000000	SHAVER LAKE	CA
87	4		2219964.70	25865.75	0.261200		1	100.000000	MONTVILLE	NJ
88	4		1411860.88	11091.18	0.181285		1	0.000000	ARLINGTON	VA
89	4		168631.67	6106.14	0.386900		1	100.000000	BOLTON	MA
90	3		312050.13	7431.36	0.197500		1	0.000000	OAKTON	VA
91	4		32633.35	8188.10	0.251942		1	100.000000	AUSTIN	TX
92	4		876056.19	7206.90	0.311200		1	0.000000	SAN MARINO	CA
93	4		70065.96	7293.56	0.404333		1	0.000000	SAN JOSE	CA
94	4		348570.37	6567.30	0.262700		1	0.000000	PLAYA DEL REY	CA
95	4		532708.23	23862.21	0.286800		1	100.000000	LUDLOW	VT
96	4		130898.64	4518.84	0.398200		1	0.000000	SUPERIOR TOWNSHIP	MI
97	4		103875.40	4591.57	0.286454		1	0.000000	DOWNINGTOWN	PA
98	4		234751.03	4435.49	0.272953		1	80.760000	NEW ORLEANS	LA
99	3		51293.31	11617.87	0.368800		1	0.000000	WAYZATA	MN
100	3		1016033.80	6464.02	0.293679		1	0.000000	SEATTLE	WA
101	4		1145411.51	8169.99	0.372700		1	0.000000	WOODSIDE	CA
102	3		893555.13	8120.75	0.243622		1	0.000000	WINNETKA	IL
103	4		382577.62	23090.39	0.328478		1	100.000000	LONGMONT	CO
104	4		818682.50	6792.84	0.303400		1	0.000000	MUNDELEIN	IL
105	4		343793.85	7743.23	0.388000		1	100.000000	KIRKLAND	WA
106	4		2504941.49	6065.98	0.370400		1	0.000000	ASPEN	CO
107	4		200151.26	8319.69	0.314200		1	0.000000	SAN DIEGO	CA
108	4		50290.28	8390.77	0.178152		1	0.000000	VASHON	WA
109	4		214579.91	9746.09	0.141800		1	0.000000	SHORT HILLS	NJ
110	4		272508.04	6009.69	0.220539		1	0.000000	THORNWOOD	NY
111	4		73991.84	5926.41	0.215005		1	0.000000	RANCHO CUCAMONGA	CA
112	4		89954.11	4144.96	0.347900		1	100.000000	WESTFORD	MA
113	4		1921542.08	9654.98	0.362200		1	100.000000	EASTON	MD
114	3		1050873.17	4624.25	0.309500		1	0.000000	MENDOCINO	CA
115	4		297841.69	5112.48	0.390800		1	100.000000	PALMETTO BAY	FL
116	4		3847995.00	13038.54	0.264208		1	0.000000	OKLAHOMA CITY	OK
117	4		71637.32	6150.01	0.325161		1	0.000000	SUDBURY	MA
118	3		253996.00	6148.18	0.229778		1	0.000000	SEATTLE	WA
119	4		1421270.12	13712.19	0.285486		1	0.000000	ACTON	MA
120	4		177506.04	7613.86	0.308200		1	0.000000	FOREST HILLS	NY
121	3		2419140.81	7979.65	0.205300		1	0.000000	WINNETKA	IL
122	4		1188854.89	8869.03	0.264900		1	0.000000	LAFAYETTE	CA
123	4		182281.81	4758.58	0.205625		1	100.000000	SCOTTSDALE	AZ
124	4		718080.52	21705.89	0.297284		1	100.000000	SAN ANTONIO	TX
125	4		2137462.91	4869.29	0.338500		1	100.000000	SCOTTSDALE	AZ
126	4		924004.83	4574.77	0.163618		1	100.000000	BOISE	ID
127	3		1008459.80	15622.00	0.131636		1	0.000000	SAN FRANCISCO	CA
128	3		5300451.00	12968.09	0.379869		1	0.000000	HILLSBOROUGH	CA
129	3		750606.12	9899.63	0.296125		1	100.000000	KENWOOD	CA
130	3		2242477.50	9104.21	0.296474		1	100.000000	LOS ALTOS HILLS	CA
131	3		2268380.00	28225.69	0.202251		1	0.000000	SAN FRANCISCO	CA
132	3		3533931.34	8397.76	0.244975		1	100.000000	NEW YORK	NY
133	3		120869.03	8698.19	0.493396		1	0.000000	TIBURON	CA
134	3		1166592.10	9510.56	0.326076		1	100.000000	MENLO PARK	CA
135	4		476915.30	10380.80	0.353545		1	0.000000	SAN FRANCISCO	CA
136	4		505569.20	9643.59	0.318782		1	0.000000	PIEDMONT	CA
137	3		2966535.70	7928.18	0.216223		1	100.000000	PORTLAND	OR
138	3		544164.26	11910.74	0.263869		1	0.000000	ATHERTON	CA
139	3		797542.72	9232.96	0.210943		1	0.000000	LOS ALTOS	CA
140	4		449643.88	14676.91	0.396084		1	100.000000	NEWTON	MA
141	3		439918.66	10269.20	0.351985		1	0.000000	LOS ANGELES	CA
142	3		391532.39	11740.18	0.245387		1	0.000000	PIEDMONT	CA
143	3		454550.02	27832.78	0.422727		1	0.000000	NEWPORT BEACH	CA
144	3		625180.54	7875.42	0.322548		1	0.000000	SAN FRANCISCO	CA
145	3		862921.24	7121.97	0.411785		1	63.760000	SAN FRANCISCO	CA
146	3		157999.12	8252.46	0.330059		1	0.000000	BERKELEY	CA
147	3		805308.93	7724.74	0.329015		1	100.000000	NEW YORK	NY
148	3		3968038.04	11132.09	0.353570		1	100.000000	NEW YORK	NY
149	3		1279796.66	7391.40	0.391545		1	0.000000	PHOENIX	AZ
150	4		813985.45	12263.46	0.392883		1	100.000000	SAN FRANCISCO	CA
151	4		407300.26	7418.33	0.221889		1	0.000000	SAN FRANCISCO	CA
152	3		4194652.87	23855.84	0.299606		1	0.000000	SAN FRANCISCO	CA
153	4		822022.59	7875.29	0.157560		1	0.000000	SAN FRANCISCO	CA
154	3		1320244.51	12472.20	0.434133		1	100.000000	NAPA	CA
155	3		741639.65	6567.30	0.246280		1	59.010000	SAN MATEO	CA
156	4		1010635.74	8895.47	0.394180		1	100.000000	LOS GATOS	CA
157	3		1166013.76	9604.13	0.231254		1	100.000000	CALISTOGA	CA
158	3		6467131.39	11660.88	0.437376		1	0.000000	RYE	NH
159	3		142523.48	9086.40	0.242304		1	0.000000	BOSTON	MA
160	3		1141005.44	15533.33	0.416320		1	42.850000	PIEDMONT	CA
161	3		988067.80	13143.76	0.147912		1	0.000000	LOS ANGELES	CA
162	4		261356.20	4446.14	0.364737		1	100.000000	BEDFORD	MA
163	4		230273.83	9731.11	0.369470		1	0.000000	SUNOL	CA
164	3		1039925.78	16447.95	0.358864		1	100.000000	LOS GATOS	CA
165	3		177260.83	9128.55	0.230000		1	0.000000	HILLSBOROUGH	CA
166	4		1928951.76	9185.18	0.141856		1	100.000000	RYE	NY
167	4		586094.02	22456.67	0.396075		1	0.000000	PORTOLA VALLEY	CA
168	3		1108842.63	8132.69	0.441778		1	0.000000	MILL VALLEY	CA
169	3		520672.04	8749.02	0.374878		1	0.000000	LOS ALTOS	CA
170	3		699177.64	9730.28	0.110000		1	0.000000	DUXBURY	MA
171	4		738514.90	12382.56	0.247246		1	0.000000	HILLSBOROUGH	CA
172	3		270131.78	8096.47	0.290009		1	0.000000	HILLSBOROUGH	CA
173	3		310473.57	7063.83	0.201801		1	0.000000	OAKLAND	CA
174	4		582954.47	13229.17	0.343240		1	100.000000	NAPA	CA
175	3		2873632.43	13253.20	0.445770		1	100.000000	NEWPORT BEACH	CA
176	3		544118.96	8765.10	0.151292		1	0.000000	SAUSALITO	CA
177	3		465237.42	8422.85	0.296872		1	0.000000	HILLSBOROUGH	CA
178	3		1236318.66	9173.07	0.315584		1	100.000000	PORTOLA VALLEY	CA
179	3		3807175.06	28626.33	0.100000		1	100.000000	BRIDGEHAMPTON	NY
180	4		421949.63	9654.91	0.272607		1	100.000000	ROSS	CA
181	3		869636.39	12186.35	0.223513		1	0.000000	SANTA MONICA	CA
182	4		749222.69	9055.17	0.284146		1	0.000000	LAGUNA BEACH	CA
183	3		2137265.01	9164.98	0.191268		1	0.000000	MILL VALLEY	CA
184	3		498381.00	8091.40	0.109920		1	0.000000	WENHAM	MA
185	3		1292695.08	8883.47	0.417626		1	0.000000	LOS ALTOS HILLS	CA
186	4		408385.82	7862.64	0.450000		1	0.000000	LOS ANGELES	CA
187	4		1256363.47	6814.16	0.364069		1	100.000000	MENLO PARK	CA
188	4		1805671.00	17026.08	0.370000		1	100.000000	LOS ANGELES	CA
189	3		3546691.00	14775.09	0.350000		1	0.000000	BELVEDERE TIBURON	CA
190	3		2002375.00	9937.92	0.120000		1	0.000000	LOS ALTOS	CA
191	3		569468.00	7570.67	0.150000		1	0.000000	WELLESLEY	MA
192	3		241085.58	4673.88	0.190000		1	0.000000	DARIEN	CT
193	3		366437.00	4755.08	0.290000		1	0.000000	SAN DIEGO	CA
194	3		2543920.00	9005.00	0.340000		1	0.000000	HIDDEN HILLS	CA
195	3		13214478.00	19020.67	0.190000		1	0.000000	BURLINGAME	CA
196	3		274986.10	6802.69	0.090000		1	0.000000	DARIEN	CT
197	3		475274.00	10524.76	0.170000		1	0.000000	LOS ANGELES	CA
198	3		901080.29	8003.84	0.090000		1	0.000000	NANTUCKET	MA
199	3		2960248.48	11469.48	0.432000		1	0.000000	SAN FRANCISCO	CA
200	3		844080.30	6906.50	0.400000		1	0.000000	MILL VALLEY	CA
201	3		295894.00	6258.75	0.130000		1	0.000000	NEW YORK	NY
202	3		1462693.35	11536.83	0.260000		1	0.000000	GREENWICH	CT
203	3		3163218.82	12937.40	0.390000		1	0.000000	SAN FRANCISCO	CA
204	3		3158317.20	12910.87	0.400000		1	0.000000	STINSON BEACH	CA
205	4		771015.30	14686.42	0.320000		1	0.000000	NEW YORK	NY
206	3		7410159.00	17281.65	0.537400		1	0.000000	PIEDMONT	CA
207	3		11636069.00	16094.25	0.120000		1	0.000000	KENTFIELD	CA
208	3		2378539.53	9905.18	0.150000		1	0.000000	WELLESLEY	MA
209	3		2027583.05	18765.67	0.320000		1	100.000000	LOS ANGELES	CA
210	3		635742.26	12101.80	0.380000		1	0.000000	NEEDHAM	MA
211	3		45405.20	5069.54	0.260000		1	0.000000	MOUNTAIN VIEW	CA
212	3		2997238.12	10350.51	0.202526		1	0.000000	BROOKLYN	NY
213	3		13260424.57	14477.76	0.211518		1	0.000000	MANHATTAN BEACH	CA
214	3		1784159.00	12936.84	0.190000		1	0.000000	SANTA MONICA	CA
215	3		729067.98	10107.85	0.120000		1	0.000000	EAST HAMPTON	NY
216	3		2950384.00	7837.03	0.390000		1	0.000000	BURLINGAME	CA
217	3		2357610.00	6590.84	0.400000		1	100.000000	PIEDMONT	CA
218	3		963572.63	5221.50	0.280000		1	100.000000	CARLSBAD	CA
219	3		1801444.00	6149.63	0.380000		1	0.000000	SAN FRANCISCO	CA
220	3		799145.00	7460.87	0.320000		1	100.000000	SAN MATEO	CA
221	3		2344901.00	8117.67	0.463205		1	0.000000	DOVER	MA
222	3		4252327.76	13855.97	0.308672		1	100.000000	CARMEL	CA
223	3		4027518.00	7492.75	0.150000		1	0.000000	BOSTON	MA
224	3		6236201.63	21378.65	0.383735		1	0.000000	SAN FRANCISCO	CA
225	3		4517214.65	12246.01	0.357400		1	0.000000	SAN FRANCISCO	CA
226	3		2411383.71	13251.84	0.557200		1	0.000000	KINGS POINT	NY
227	3		3841938.00	3968.54	0.360000		1	0.000000	SAN FRANCISCO	CA
228	4		734863.26	8374.46	0.360000		1	100.000000	MOUNTAIN VIEW	CA
229	3		7291359.00	10999.83	0.210000		1	0.000000	SAN MATEO	CA
230	3		1169001.00	5926.48	0.339004		1	0.000000	LONG BEACH	CA
231	3		5240221.00	20197.96	0.316270		1	100.000000	SANTA MONICA	CA
232	3		4058030.00	8817.03	0.235156		1	0.000000	ORINDA	CA
233	3		975357.00	7134.76	0.120000		1	0.000000	OAKLAND	CA
234	3		3521409.57	17021.50	0.241029		1	100.000000	WOODSIDE	CA
235	3		12106046.71	3878.29	0.310000		1	0.000000	ATHERTON	CA
236	3		3702139.00	7617.25	0.150000		1	0.000000	SAN FRANCISCO	CA
237	3		454096.00	5336.30	0.230000		1	100.000000	LOS ANGELES	CA
238	3		5876747.00	8700.87	0.380000		1	0.000000	PEBBLE BEACH	CA
239	3		14976169.00	26176.48	0.370000		1	0.000000	SAN FRANCISCO	CA
240	4		1134653.00	6635.07	0.330000		1	100.000000	SAN FRANCISCO	CA
241	3		3921470.67	7892.75	0.170000		1	100.000000	NEW YORK	NY
242	3		6286304.29	9415.18	0.260000		1	0.000000	ROSS	CA
243	3		6710190.00	7872.58	0.584300		1	100.000000	SAN FRANCISCO	CA
244	3		10439022.00	21787.11	0.254178		1	0.000000	KETCHUM	ID
245	4		2249235.00	9916.17	0.180000		1	100.000000	DANVILLE	CA
246	3		2878619.00	8038.44	0.112820		1	0.000000	LOS ALTOS	CA
247	3		20759565.31	24982.81	0.139907		1	0.000000	SANTA MONICA	CA
248	3		11535754.00	12404.67	0.140000		1	0.000000	SAN FRANCISCO	CA
249	3		4814144.00	20052.89	0.413630		1	0.000000	HOMEWOOD	CA
250	3		2243904.00	16288.13	0.410000		1	100.000000	LOS ANGELES	CA
251	3		6582350.00	11790.30	0.275571		1	0.000000	NOVATO	CA
252	3		3294813.00	8716.08	0.382620		1	0.000000	SAN FRANCISCO	CA
253	3		1854289.99	13769.67	0.210000		1	100.000000	SAN FRANCISCO	CA
254	3		5795732.00	9303.91	0.096221		1	100.000000	SAN FRANCISCO	CA
255	3		3586868.00	7612.50	0.190000		1	0.000000	MENLO PARK	CA
256	4		1455656.13	18513.82	0.398209		1	100.000000	NEW CANAAN	CT
257	3		6485324.00	25422.92	0.233054		1	100.000000	SAN FRANCISCO	CA
258	3		4693412.00	20936.37	0.176602		1	100.000000	NEW YORK	NY
259	4		874850.96	6236.00	0.291636		1	100.000000	NEW YORK	NY
260	3		489755.72	12626.62	0.295360		1	0.000000	LOS GATOS	CA
261	4		740515.51	10946.01	0.267293		1	100.000000	NEW YORK	NY
262	3		321383.78	27792.64	0.416890		1	100.000000	SAN FRANCISCO	CA
263	3		762452.40	10310.47	0.380000		1	0.000000	SAN DIEGO	CA
264	4		399491.04	6032.18	0.253959		1	100.000000	LOS ALTOS	CA
265	3		492536.21	6080.75	0.376223		1	100.000000	SAN FRANCISCO	CA
266	4		1914178.00	21385.42	0.275047		1	0.000000	SAN FRANCISCO	CA
267	4		1160993.06	16765.13	0.324566		1	100.000000	MILL VALLEY	CA
268	4		1203948.48	9988.11	0.299643		1	100.000000	MENLO PARK	CA
269	3		5526449.28	10692.07	0.318786		1	0.000000	SAN DIEGO	CA
270	4		2517427.34	15234.66	0.365638		1	100.000000	PIEDMONT	CA
271	3		497697.05	13488.25	0.157226		1	0.000000	LOS ANGELES	CA
272	3		1444987.45	6030.50	0.100000		1	100.000000	NEW CANAAN	CT
273	3		1203617.64	4375.77	0.231437		1	0.000000	GRASS VALLEY	CA
274	3		528182.96	9091.04	0.256259		1	100.000000	POWAY	CA
275	3		415235.61	9656.95	0.308429		1	0.000000	TIBURON	CA
276	3		1621114.91	9682.30	0.144140		1	0.000000	LOS ANGELES	CA
277	3		4901836.26	10568.77	0.345294		1	100.000000	SAN FRANCISCO	CA
278	3		1097016.98	9126.83	0.273805		1	0.000000	MENLO PARK	CA
279	3		11724363.13	14892.83	0.133772		1	0.000000	MENLO PARK	CA
280	3		1335424.93	9792.17	0.341583		1	100.000000	LOS ANGELES	CA
281	4		935423.17	7357.01	0.157937		1	0.000000	SAN FRANCISCO	CA
282	4		361276.54	7282.50	0.353091		1	0.000000	BURLINGAME	CA
283	4		696531.21	8034.16	0.417489		1	100.000000	SCARSDALE	NY
284	3		36766383.15	44042.29	0.390000		1	0.000000	ATHERTON	CA
285	3		450434.57	8190.50	0.363438		1	0.000000	PORTOLA VALLEY	CA
286	3		836014.46	9672.61	0.497230		1	0.000000	WINCHESTER	MA
287	3		861247.05	5981.12	0.467677		1	100.000000	LAFAYETTE	CA
288	4		1736906.56	15558.73	0.350000		1	0.000000	BEDFORD CORNERS	NY
289	4		1277599.58	21683.00	0.240922		1	0.000000	SANTA MONICA	CA
290	3		1666536.95	13786.67	0.441484		1	100.000000	PLEASANTON	CA
291	3		9109740.00	10470.25	0.360000		1	0.000000	GLEN ELLEN	CA
292	3		1991045.01	10075.22	0.200000		1	0.000000	NEW YORK	NY
293	3		3695154.41	14880.90	0.064234		1	0.000000	LOS ALTOS HILLS	CA
294	3		1355981.39	8081.03	0.294649		1	0.000000	NEWPORT BEACH	CA
295	3		3498914.00	9660.33	0.250000		1	0.000000	NEW YORK	NY
296	3		3018687.00	6096.75	0.167162		1	0.000000	TOPANGA AREA	CA
297	4		1358267.00		0.435866		1	0.000000	BOCA GRANDE	FL
298	4		337773.60	11143.96	0.322600		1	100.000000	QUINCY	WA
299	4		128338.77	5158.04	0.360200		1	0.000000	GIG HARBOR	WA
300	4		183970.91	6495.39	0.123100		1	0.000000	LOOKOUT MOUNTAIN	TN
301	4		836387.01	10488.71	0.343400		1	0.000000	ANN ARBOR	MI
302	3		1850455.34	8485.19	0.367800		1	0.000000	ORLEANS	MA
	121	122	123	124	125	126	127	128	129	130
KEY	Postal Code	Property Type	Occupancy	Sales Price	Original Appraised Property Value	Original Property Valuation Type	Original Property Valuation Date	Original Automated Valuation Model (AVM) Model Name	Original AVM Confidence Score	Most Recent Property Value2
1	29036	7	1		1150000.00	3	20100614
2	80134	7	1		2700000.00	3	20100722
3	98023	1	1		900000.00	3	20100622
4	97045	1	1		875000.00	3	20100716
5	92253	7	2	970000.00	1000000.00	3	20100709
6	48104	1	1		1050000.00	3	20100803
7	98199	1	1		1475000.00	3	20100726
8	97110	1	2		2000000.00	3	20100721
9	98072	1	1		1760000.00	3	20100809
10	04105	1	1		840000.00	3	20100803
11	44139	1	1		820000.00	3	20100811
12	04011	7	1		1150000.00	3	20100810
13	98077	1	1		1500000.00	3	20100811
14	97210	1	1		2800000.00	3	20100824
15	98229	1	1		1750000.00	3	20100819
16	98006	1	1		1500000.00	3	20100831
17	97068	1	1		1700000.00	3	20100902
18	98027	1	1		1345000.00	3	20100901
19	98388	7	1		1050000.00	3	20101004
20	44233	7	1	1080000.00	1080000.00	3	20100929
21	98040	1	1		3500000.00	3	20101004
22	80113	7	1		980000.00	3	20101019
23	98335	1	1	872000.00	890000.00	3	20101014
24	98199	1	1	2120000.00	2200000.00	3	20101021
25	98118	1	1		1050000.00	3	20101110
26	49653	1	1	1500000.00	1500000.00	3	20101107
27	78732	7	1		950000.00	3	20100726
28	37774	1	1		1375000.00	3	20100908
29	37075	1	1	1200000.00	1290000.00	3	20100929
30	38017	7	1		950000.00	3	20101025
31	07928	1	1	1093220.00	1128000.00	3	20100816
32	34683	1	1	739000.00	750000.00	3	20100729
33	81632	7	1		1337000.00	3	20100526
34	94539	1	1		1270000.00	3	20100607
35	75093	7	1		730000.00	3	20100605
36	78734	1	1	675000.00	715000.00	3	20100607
37	95864	1	1	1260000.00	1260000.00	3	20100610
38	30327	1	1		825000.00	3	20100621
39	21146	7	1	950000.00	995000.00	3	20100616
40	85284	7	1	599000.00	600000.00	3	20100615
41	66224	7	1	1250000.00	1280000.00	3	20100616
42	98144	1	1	1060000.00	1075000.00	3	20100614
43	95762	7	1	1410000.00	1435000.00	3	20100616
44	60540	1	1		955000.00	3	20100413
45	98115	1	1	765000.00	765000.00	3	20100929
46	21401	1	1		970000.00	3	20100624
47	21146	1	1	975000.00	985000.00	3	20100628
48	80401	7	1	650000.00	686000.00	3	20100628
49	94027	1	1		1575000.00	3	20100702
50	33558	7	1	900000.00	900000.00	3	20100630
51	92075	1	1		1800000.00	3	20100629
52	85377	1	1	1300000.00	1300000.00	3	20100629
53	74137	7	1		910000.00	3	20100709
54	98004	1	1	2500000.00	2500000.00	3	20100713
55	91007	1	1		1745000.00	3	20100707
56	46032	7	1	700000.00	725000.00	3	20100713
57	48104	1	1		700000.00	3	20100711
58	77377	1	1		1000000.00	3	20101006
59	01950	1	1	950000.00	953000.00	3	20100720
60	92067	7	1	2950000.00	2950000.00	3	20100719
61	35243	7	1	743021.00	775000.00	3	20100716
62	80121	1	1		1085000.00	3	20100728
63	78266	7	1	688000.00	695000.00	3	20100730
64	19118	1	1		825000.00	3	20100723
65	37205	1	1	915000.00	915000.00	3	20100730
66	48324	7	1		1200000.00	3	20100726
67	10583	1	1	1090000.00	1160000.00	3	20100727
68	49740	1	2		2200000.00	3	20100924
69	29492	7	1	785000.00	790000.00	3	20100803
70	80007	7	1	1115000.00	1118000.00	3	20100728
71	94945	7	1		1150000.00	3	20100803
72	06830	1	1		2550000.00	3	20100728
73	80302	1	1		1400000.00	3	20100728
74	28117	7	1		1920000.00	3	20100806
75	80220	1	1		1050000.00	3	20100804
76	94118	1	1		2900000.00	3	20100808
77	75220	1	1	2310000.00	2320000.00	3	20100808
78	19067	1	1	585000.00	585000.00	3	20100806
79	08550	1	1	633000.00	670000.00	3	20100810
80	85749	1	1		745000.00	3	20100810
81	92808	1	1		1395000.00	3	20100811
82	89511	1	1	755000.00	759000.00	3	20100810
83	60305	1	1	1070000.00	1100000.00	3	20100810
84	96825	7	1	1258000.00	1258000.00	3	20100804
85	63105	1	1		725000.00	3	20100808
86	93664	7	1		1000000.00	3	20100903
87	07045	1	1	2800000.00	2450000.00	3	20100824
88	22207	1	1		1600000.00	3	20100617
89	01740	1	1	700000.00	700000.00	3	20100817
90	22124	7	1		1240000.00	3	20100818
91	78746	1	1	765000.00	765000.00	3	20100819
92	91108	1	1		1475000.00	3	20100826
93	95120	1	1		1240000.00	3	20100825
94	90293	1	1		925000.00	3	20100819
95	05149	1	3	1050000.00	1050000.00	3	20100827
96	48198	3	1		660000.00	3	20100819
97	19335	1	1		762500.00	3	20100827
98	70115	1	1	650000.00	650000.00	3	20100825
99	55391	1	1		1750000.00	3	20100824
100	98112	1	1		1720000.00	3	20100830
101	94062	1	1		2125000.00	3	20100909
102	60093	1	1		1300000.00	3	20100902
103	80503	7	1	1200000.00	1200000.00	3	20100920
104	60060	7	1		1100000.00	3	20100910
105	98033	1	1	1305000.00	1415000.00	3	20100902
106	81611	1	1		5700000.00	3	20100917
107	92130	7	1		1450000.00	3	20101001
108	98070	1	1		1250000.00	3	20100907
109	07078	1	1		2300000.00	3	20100911
110	10594	1	1		1000000.00	3	20100914
111	91737	1	1		845000.00	3	20100908
112	01886	1	1	728000.00	728000.00	3	20101019
113	21601	7	1	685000.00	685000.00	3	20100916
114	95460	1	1		1100000.00	3	20101102
115	33158	7	1	580000.00	575000.00	3	20100923
116	73142	7	1		2200000.00	3	20101020
117	01776	1	1		1100000.00	3	20101006
118	98115	1	1		1500000.00	3	20101015
119	01720	1	1		1050000.00	3	20101015
120	11375	1	1		1175000.00	3	20101027
121	60093	1	1		1200000.00	3	20101026
122	94549	1	1		2075000.00	3	20101101
123	85255	7	1	624000.00	650000.00	3	20101104
124	78261	7	1	800000.00	825000.00	3	20101129
125	85259	7	2	693000.00	735000.00	3	20101126
126	83712	7	1	890000.00	840000.00	3	20101117
127	94115	13	1		3750000.00	3	20100601
128	94010	1	1		3100000.00	3	20100521
129	95452	1	2	1149000.00	1150000.00	3	20100528
130	94024	1	1	1679000.00	1679000.00	3	20100528
131	94115	1	1		4650000.00	3	20100623
132	10007	4	1	1875000.00	1875000.00	3	20100614
133	94920	1	1		2200000.00	3	20100622
134	94025	1	1	1695888.00	1695888.00	3	20100621
135	94117	13	1		1600000.00	3	20100618
136	94611	1	1	1470000.00	1470000.00	3	20100625
137	97229	6	1	892500.00	900000.00	3	20100701
138	94027	1	1		2395000.00	3	20100710
139	94022	1	1		1575000.00	3	20100708
140	02467	1	1	1124000.00	1135000.00	3	20100708
141	90049	1	1		1700000.00	3	20100714
142	94611	1	1		2000000.00	3	20100714
143	92660	6	1		5600000.00	3	20100722
144	94117	1	1		1425000.00	3	20100720
145	94115	1	1	1640000.00	1640000.00	3	20100722
146	94707	1	1		1560000.00	3	20100809
147	10128	2	1	1121250.00	1125000.00	3	20100804
148	10021	2	1	2395000.00	1950000.00	3	20100804
149	85021	1	1		1300000.00	3	20100803
150	94123	3	1	1975000.00	1975000.00	3	20100729
151	94114	1	1		1225000.00	3	20100730
152	94123	1	1		5000000.00	3	20100816
153	94114	1	1		1475000.00	3	20100803
154	94558	7	1	2200000.00	2200000.00	3	20100819
155	94402	1	1	1510000.00	1510000.00	3	20100810
156	95032	1	1	1825000.00	1825000.00	3	20100809
157	94515	1	2	965000.00	975000.00	3	20100817
158	03870	1	1		2200000.00	3	20100830
159	02116	4	1		1480000.00	3	20100825
160	94611	1	1	2100000.00	2100000.00	3	20100817
161	90064	1	1		2650000.00	3	20100827
162	01730	1	1	682000.00	690000.00	3	20100821
163	94586	1	1		1100000.00	3	20100909
164	95032	1	1	2325000.00	2200000.00	3	20100820
165	94010	1	1		2250000.00	3	20100909
166	10580	1	1	1799000.00	1800000.00	3	20100827
167	94028	1	1		4000000.00	3	20100901
168	94941	1	1		2100000.00	3	20100823
169	94022	1	1		1925000.00	3	20100903
170	02332	1	1		1750000.00	3	20101006
171	94010	1	1		2050000.00	3	20100915
172	94010	1	1		2500000.00	3	20100921
173	94611	1	1		1150000.00	3	20100928
174	94558	1	2	1450000.00	1475000.00	3	20100910
175	92657	6	1	3195000.00	3600000.00	3	20100909
176	94965	1	1		1850000.00	3	20100925
177	94010	1	1		1850000.00	3	20100928
178	94028	1	1	1565000.00	1565000.00	3	20100915
179	11932	1	2	4000000.00	4000000.00	3	20101012
180	94957	1	1	1375000.00	1375000.00	3	20100924
181	90402	1	1		3600000.00	3	20100929
182	92651	1	1		2200000.00	3	20100920
183	94941	1	1		1800000.00	3	20100929
184	01984	1	1		1100000.00	3	20101015
185	94022	1	1		1950000.00	3	20101105
186	90049	1	1		2750000.00	3	20101013
187	94025	1	1	1250000.00	1250000.00	3	20101109
188	90272	1	1	2600000.00	2600000.00	3	20090330			2453000
189	94920	1	1		3000000.00	3	20081230			2500000
190	94024	1	1		2800000.00	3	20090109			2550000
191	02481	1	1		1380000.00	3	20081223			1243000
192	06820	1	1		1275000.00	3	20090129			1220000
193	92037	1	1		1400000.00	3	20090117			1262000
194	91302	1	1		2100000.00	3	20090127			1901000
195	94010	1	1		2600000.00	3	20090126			2375000
196	06820	1	1		1600000.00	3	20090211			1500000
197	90049	1	2		1200000.00	3	20090130			1483000
198	02554	1	2		1540000.00	3	20090122			1540000
199	94123	1	1		3600000.00	3	20090210			3000000
200	94941	1	1		1900000.00	3	20090129			1822000
201	10013	2	1		2100000.00	3	20090202			2170000
202	06830	1	1		8500000.00	3	20090216			8000000
203	94115	1	1		2300000.00	3	20090724			2104000
204	94970	6	2		1835000.00	3	20090223			1961000
205	10011	4	1		5100000.00	3	20090212			4650000
206	94610	1	1		3950000.00	3	20090130			3300000
207	94904	1	1		2200000.00	3	20090213			1750000
208	02481	1	1		2200000.00	3	20090223			2062000
209	90069	1	1	3700000.00	4150000.00	3	20090220			3750000
210	02492	1	1		1612000.00	3	20090213			1705000
211	94040	1	1		1450000.00	3	20081021			1350000
212	11215	13	1		2400000.00	3	20090306			2363000
213	90266	1	1		2500000.00	3	20090226			2339000
214	90402	1	1		4750000.00	3	20090305			4500000
215	11937	1	2		1250000.00	3	20090220			1184000
216	94010	1	1		2000000.00	3	20090223			1850000
217	94611	1	1	1617500.00	1625000.00	3	20090212			1550000
218	92009	6	1	810000.00	825000.00	3	20090220			784000
219	94121	1	1		1400000.00	3	20090224			1375000
220	94402	1	1	1450000.00	1450000.00	3	20090220			1309000
221	02030	1	1		2500000.00	3	20090228			2500000
222	93923	1	1	2250000.00	2000000.00	3	20090223			2464000
223	02127	4	1		1725000.00	3	20090305			1631000
224	94121	1	1		3800000.00	3	20090309			3900000
225	94123	1	1		3500000.00	3	20090226			3450000
226	11024	1	1		3300000.00	3	20090304			3200000
227	94122	3	1		950000.00	3	20090331			908000
228	94041	1	1	1370000.00	1370000.00	3	20090129			1371000
229	94402	1	1		3400000.00	3	20090319			3300000
230	90803	1	1		960000.00	3	20090303			959000
231	90402	1	1	2995000.00	2995000.00	3	20090311			2700000
232	94563	1	1		1800000.00	3	20090309			1800000
233	94618	1	1		1450000.00	3	20090323			1449000
234	94062	1	1	2525000.00	2525000.00	3	20090311			2500000
235	94027	1	1		3750000.00	3	20090318			3500000
236	94105	4	1		1450000.00	3	20090325			1285000
237	90066	1	1	1044000.00	1044000.00	3	20090320			999000
238	93953	1	1		4900000.00	3	20090404			3800000
239	94118	1	1		5250000.00	3	20090329			5300000
240	94107	1	1	1249000.00	1249000.00	3	20090326			1200000
241	10013	1	1	3335000.00	3350000.00	3	20090326			3050000
242	94957	1	1		2850000.00	3	20090331			2500000
243	94127	6	1	2150000.00	2150000.00	3	20090327			2027000
244	83340	1	2		3050000.00	3	20090414			2887900
245	94526	1	1	1500000.00	1500000.00	3	20090326			1504000
246	94024	1	1		1550000.00	3	20090413			1400000
247	90402	1	1		4800000.00	3	20090519			4500000
248	94103	4	1		4700000.00	3	20090925
249	96141	3	2		2000000.00	3	20091027
250	90005	1	1	1875000.00	1875000.00	3	20091130
251	94947	1	2		1000000.00	3	20100104
252	94123	1	1		2500000.00	3	20100105
253	94109	2	2	1405000.00	1405000.00	3	20100225
254	94109	2	1	3215000.00	3215000.00	3	20100317
255	94025	1	1		2800000.00	3	20100513
256	06840	1	1	3825000.00	3950000.00	3	20100607
257	94121	1	1	3850000.00	3850000.00	3	20100513
258	10028	4	1	2500000.00	2500000.00	3	20100601
259	10021	2	1	975000.00	975000.00	3	20100625
260	95032	1	1		2600000.00	3	20100604
261	10128	8	1	3475000.00	3475000.00	3	20100630
262	94118	1	1	2950000.00	2950000.00	3	20100621
263	92130	6	1		2000000.00	3	20100625
264	94022	1	1	1294000.00	1294000.00	3	20100628
265	94109	2	1	1260000.00	1260000.00	3	20100614
266	94115	1	1		9600000.00	3	20100611
267	94941	1	1	2225238.00	2240000.00	3	20100630
268	94025	6	1	2250000.00	2250000.00	3	20100420
269	92130	6	1		2125000.00	3	20100715
270	94611	1	1	5150000.00	5150000.00	3	20100708
271	90049	1	1		3300000.00	3	20100722
272	06840	1	1	1612500.00	1615000.00	3	20100731
273	95949	6	1		1025000.00	3	20100719
274	92064	1	1	1717500.00	1725000.00	3	20100726
275	94920	1	1		2100000.00	3	20100726
276	91423	1	1		4500000.00	3	20100802
277	94117	3	1	994000.00	1000000.00	3	20100727
278	94025	1	1		2850000.00	3	20100812
279	94025	1	1		3600000.00	3	20100802
280	90064	1	1	2100000.00	2100000.00	3	20100809
281	94116	6	1		1650000.00	3	20100820
282	94010	1	1		1720000.00	3	20100825
283	10583	1	1	2002000.00	2050000.00	3	20100923
284	94027	1	1		11500000.00	3	20100902
285	94028	1	1		2350000.00	3	20100823
286	01890	1	1		1550000.00	3	20100831
287	94549	1	1	1375000.00	1375000.00	3	20100823
288	10549	1	1		2600000.00	3	20100923
289	90405	3	2		1000000.00	3	20100903
290	94566	6	1	1720000.00	1750000.00	3	20100907
291	95442	1	2		2200000.00	3	20100907
292	10075	2	1		2850000.00	3	20100928
293	94022	1	1		6750000.00	3	20100917
294	92660	6	1		2200000.00	3	20100922
295	10028	3	1		2250000.00	3	20101013
296	90290	1	1		1500000.00	3	20101027
297	33921	7	1		1825000.00	3	20101105
298	98848	1	1	625000.00	633000.00	3	20101207
299	98335	1	1		1045000.00	3	20100826
300	37350	1	1		1400000.00	3	20100811
301	48103	1	1		826000.00	3	20101108
302	02653	1	2		960000.00	3	20101117

	131	132	133	134	135	136	137	138	139	140
KEY	Most Recent Property Valuation Type	Most Recent Property Valuation Date	Most Recent AVM Model Name	Most Recent AVM Confidence Score	Original CLTV	Original LTV	Original Pledged Assets	Mortgage Insurance Company Name	Mortgage Insurance Percent	MI: Lender or Borrower Paid?
1					0.764540	0.764540	0	0	0
2					0.648100	0.602590	0	0	0
3					0.737780	0.737780	0	0	0
4					0.800000	0.800000	0	0	0
5					0.750000	0.750000	0	0	0
6					0.790480	0.790480	0	0	0
7					0.799930	0.637210	0	0	0
8					0.633750	0.633750	0	0	0
9					0.750000	0.750000	0	0	0
10					0.664390	0.664390	0	0	0
11					0.788720	0.715550	0	0	0
12					0.696430	0.696430	0	0	0
13					0.530000	0.530000	0	0	0
14					0.521360	0.521360	0	0	0
15					0.401310	0.401310	0	0	0
16					0.750000	0.416670	0	0	0
17					0.800000	0.550000	0	0	0
18					0.672790	0.672790	0	0	0
19					0.691430	0.691430	0	0	0
20					0.800000	0.800000	0	0	0
21					0.464290	0.342860	0	0	0
22					0.689290	0.556630	0	0	0
23					0.800000	0.800000	0	0	0
24					0.542450	0.542450	0	0	0
25					0.750000	0.750000	0	0	0
26					0.800000	0.666670	0	0	0
27					0.800000	0.800000	0	0	0
28					0.750000	0.750000	0	0	0
29					0.750000	0.666670	0	0	0
30					0.649470	0.649470	0	0	0
31					0.700000	0.700000	0	0	0
32					0.800000	0.800000	0	0	0
33					0.747940	0.747940	0	0	0
34					0.730420	0.595900	0	0	0
35					0.727120	0.727120	0	0	0
36					0.800000	0.800000	0	0	0
37					0.793650	0.793650	0	0	0
38					0.770110	0.770110	0	0	0
39					0.678950	0.678950	0	0	0
40					0.800000	0.800000	0	0	0
41					0.660000	0.660000	0	0	0
42					0.636790	0.636790	0	0	0
43					0.680850	0.680850	0	0	0
44					0.798325	0.798325	0	0	0
45					0.800000	0.800000	0	0	0
46					0.723710	0.723710	0	0	0
47					0.800000	0.800000	0	0	0
48					0.750000	0.750000	0	0	0
49					0.799479	0.628690	0	0	0
50					0.800000	0.800000	0	0	0
51					0.800000	0.530000	0	0	0
52					0.461540	0.461540	0	0	0
53					0.774250	0.774250	0	0	0
54					0.550000	0.550000	0	0	0
55					0.744990	0.744990	0	0	0
56					0.800000	0.800000	0	0	0
57					0.706710	0.706710	0	0	0
58					0.600000	0.600000	0	0	0
59					0.750000	0.750000	0	0	0
60					0.322030	0.322030	0	0	0
61					0.740200	0.740200	0	0	0
62					0.735900	0.735900	0	0	0
63					0.782000	0.782000	0	0	0
64					0.727270	0.727270	0	0	0
65					0.612020	0.612020	0	0	0
66					0.450700	0.450700	0	0	0
67					0.800000	0.800000	0	0	0
68					0.624050	0.624050	0	0	0
69					0.800000	0.800000	0	0	0
70					0.582960	0.582960	0	0	0
71					0.800000	0.739130	0	0	0
72					0.510530	0.412490	0	0	0
73					0.614300	0.614300	0	0	0
74					0.501500	0.501500	0	0	0
75					0.663600	0.663600	0	0	0
76					0.597900	0.597900	0	0	0
77					0.649350	0.649350	0	0	0
78					0.794900	0.794900	0	0	0
79					0.789900	0.789900	0	0	0
80					0.648590	0.648590	0	0	0
81					0.735700	0.664000	0	0	0
82					0.750000	0.750000	0	0	0
83					0.719630	0.719630	0	0	0
84					0.721800	0.721800	0	0	0
85					0.748970	0.748970	0	0	0
86					0.700000	0.700000	0	0	0
87					0.700000	0.700000	0	0	0
88					0.684690	0.684690	0	0	0
89					0.711400	0.711400	0	0	0
90					0.683600	0.683600	0	0	0
91					0.750000	0.750000	0	0	0
92					0.714440	0.646640	0	0	0
93					0.776200	0.776200	0	0	0
94					0.784300	0.784300	0	0	0
95					0.650000	0.650000	0	0	0
96					0.800000	0.800000	0	0	0
97					0.673300	0.673300	0	0	0
98					0.800000	0.800000	0	0	0
99					0.422710	0.422710	0	0	0
100					0.512780	0.512780	0	0	0
101					0.517600	0.517600	0	0	0
102					0.740920	0.625540	0	0	0
103					0.781300	0.781300	0	0	0
104					0.619090	0.619090	0	0	0
105					0.689660	0.689660	0	0	0
106					0.175440	0.157890	0	0	0
107					0.775170	0.670340	0	0	0
108					0.749517	0.668320	0	0	0
109					0.521740	0.521740	0	0	0
110					0.500000	0.500000	0	0	0
111					0.800000	0.800000	0	0	0
112					0.800000	0.800000	0	0	0
113					0.800000	0.800000	0	0	0
114					0.556590	0.556590	0	0	0
115					0.800000	0.800000	0	0	0
116					0.499550	0.499550	0	0	0
117					0.727300	0.727300	0	0	0
118					0.560770	0.560770	0	0	0
119					0.696190	0.696190	0	0	0
120					0.756550	0.756550	0	0	0
121					0.545750	0.504080	0	0	0
122					0.530120	0.530120	0	0	0
123					0.750000	0.750000	0	0	0
124					0.750000	0.750000	0	0	0
125					0.700000	0.700000	0	0	0
126					0.750000	0.750000	0	0	0
127					0.558960	0.357330	0	0	0
128					0.609680	0.448390	0	0	0
129					0.750000	0.750000	0	0	0
130					0.592610	0.592610	0	0	0
131					0.532690	0.427310	0	0	0
132					0.700000	0.700000	0	0	0
133					0.500000	0.500000	0	0	0
134					0.796040	0.796040	0	0	0
135					0.700000	0.700000	0	0	0
136					0.800000	0.800000	0	0	0
137					0.800000	0.800000	0	0	0
138					0.700000	0.700000	0	0	0
139					0.666670	0.666670	0	0	0
140					0.800000	0.800000	0	0	0
141					0.750000	0.670590	0	0	0
142					0.700000	0.550000	0	0	0
143					0.625000	0.160710	0	0	0
144					0.771930	0.701750	0	0	0
145					0.579270	0.579270	0	0	0
146					0.700000	0.533330	0	0	0
147					0.750000	0.750000	0	0	0
148					0.614100	0.614100	0	0	0
149					0.692310	0.538460	0	0	0
150					0.750000	0.556960	0	0	0
151					0.733060	0.733060	0	0	0
152					0.332000	0.182000	0	0	0
153					0.657630	0.657630	0	0	0
154					0.700000	0.700000	0	0	0
155					0.596030	0.596030	0	0	0
156					0.698630	0.698630	0	0	0
157					0.750000	0.750000	0	0	0
158					0.550000	0.550000	0	0	0
159					0.608110	0.405410	0	0	0
160					0.666670	0.476190	0	0	0
161					0.547170	0.415090	0	0	0
162					0.800000	0.800000	0	0	0
163					0.750000	0.750000	0	0	0
164					0.750000	0.750000	0	0	0
165					0.622220	0.622220	0	0	0
166					0.699830	0.699830	0	0	0
167					0.700000	0.375000	0	0	0
168					0.600000	0.471430	0	0	0
169					0.592210	0.540260	0	0	0
170					0.700000	0.700000	0	0	0
171					0.700000	0.541460	0	0	0
172					0.400000	0.360000	0	0	0
173					0.739130	0.739130	0	0	0
174					0.750000	0.750000	0	0	0
175					0.532080	0.532080	0	0	0
176					0.600000	0.540540	0	0	0
177					0.631680	0.526270	0	0	0
178					0.800000	0.800000	0	0	0
179					0.250000	0.250000	0	0	0
180					0.800000	0.800000	0	0	0
181					0.427780	0.427780	0	0	0
182					0.636360	0.590910	0	0	0
183					0.522220	0.522220	0	0	0
184					0.631820	0.631820	0	0	0
185					0.597130	0.597130	0	0	0
186					0.396360	0.360000	0	0	0
187					0.700000	0.700000	0	0	0
188	7	20110101			0.673170	0.480770	0	0	0
189	5	20110101			0.483300	0.483300	0	0	0
190	5	20110101			0.500000	0.500000	0	0	0
191	7	20110101			0.752900	0.752900	0	0	0
192	7	20110101			0.588200	0.588200	0	0	0
193	7	20110101			0.700000	0.700000	0	0	0
194	7	20110101			0.571490	0.476190	0	0	0
195	5	20110101			0.661580	0.423080	0	0	0
196	9	20110101			0.687500	0.687500	0	0	0
197	7	20110101			0.367500	0.367500	0	0	0
198	9	20110101			0.506490	0.506490	0	0	0
199	5	20110101			0.388960	0.305560	0	0	0
200	7	20110101			0.410526	0.410526	0	0	0
201	7	20110101			0.547619	0.547619	0	0	0
202	9	20110101			0.235294	0.235294	0	0	0
203	7	20110101			0.441300	0.441300	0	0	0
204	7	20110101			0.613090	0.613090	0	0	0
205	5	20110101			0.401960	0.401960	0	0	0
206	5	20110101			0.569600	0.443000	0	0	0
207	5	20110101			0.500000	0.500000	0	0	0
208	7	20110101			0.675000	0.675000	0	0	0
209	5	20110101			0.567568	0.567568	0	0	0
210	7	20110101			0.699750	0.699750	0	0	0
211	9	20110101			0.679310	0.679310	0	0	0
212	7	20110101			0.520833	0.416700	0	0	0
213	7	20110101			0.510000	0.372000	0	0	0
214	9	20110101			0.242100	0.242100	0	0	0
215	7	20110101			0.600000	0.480000	0	0	0
216	5	20110101			0.565000	0.315000	0	0	0
217	5	20110101			0.686200	0.686200	0	0	0
218	7	20110101			0.800000	0.800000	0	0	0
219	3	20110216			0.667860	0.667860	0	0	0
220	7	20110101			0.758600	0.689655	0	0	0
221	5	20110101			0.440000	0.400000	0	0	0
222	7	20110101			0.750000	0.750000	0	0	0
223	7	20110101			0.579700	0.579700	0	0	0
224	9	20110101			0.600000	0.347360	0	0	0
225	5	20110101			0.492860	0.492860	0	0	0
226	9	20110101			0.471200	0.471200	0	0	0
227	7	20110101			0.749470	0.749470	0	0	0
228	7	20110101			0.795600	0.722628	0	0	0
229	5	20110101			0.441200	0.352900	0	0	0
230	7	20110101			0.800000	0.800000	0	0	0
231	9	20110101			0.700000	0.500800	0	0	0
232	9	20110101			0.563890	0.563890	0	0	0
233	7	20110101			0.689660	0.689660	0	0	0
234	9	20110101			0.700000	0.700000	0	0	0
235	9	20110101			0.172000	0.145300	0	0	0
236	5	20110101			0.758660	0.689660	0	0	0
237	7	20110101			0.800000	0.800000	0	0	0
238	5	20110101			0.272400	0.201000	0	0	0
239	3	20110101			0.571430	0.190476	0	0	0
240	9	20110101			0.800000	0.800000	0	0	0
241	5	20110101			0.449780	0.449780	0	0	0
242	5	20110101			0.473680	0.473680	0	0	0
243	7	20110101			0.511600	0.465100	0	0	0
244	7	20110101			0.573770	0.573770	0	0	0
245	7	20110101			0.733370	0.666670	0	0	0
246	9	20110101			0.599200	0.548380	0	0	0
247	5	20110101			0.460833	0.421880	0	0	0
248					0.144680	0.144680	0	0	0
249					0.225000	0.225000	0	0	0
250					0.800000	0.800000	0	0	0
251					0.700000	0.700000	0	0	0
252					0.460000	0.340000	0	0	0
253					0.516014	0.516014	0	0	0
254					0.342100	0.342100	0	0	0
255					0.371400	0.300000	0	0	0
256					0.481050	0.481050	0	0	0
257					0.649350	0.519480	0	0	0
258					0.750000	0.750000	0	0	0
259					0.748460	0.748460	0	0	0
260					0.700000	0.700000	0	0	0
261					0.575540	0.575540	0	0	0
262					0.700000	0.508470	0	0	0
263					0.700000	0.660000	0	0	0
264					0.800000	0.800000	0	0	0
265					0.700000	0.700000	0	0	0
266					0.364580	0.208330	0	0	0
267					0.674090	0.449390	0	0	0
268					0.644440	0.644440	0	0	0
269					0.470590	0.470590	0	0	0
270					0.291260	0.291260	0	0	0
271					0.666670	0.606060	0	0	0
272					0.744186	0.744186	0	0	0
273					0.750000	0.750000	0	0	0
274					0.799770	0.582240	0	0	0
275					0.688100	0.688100	0	0	0
276					0.222220	0.222220	0	0	0
277					0.703220	0.703220	0	0	0
278					0.438600	0.438600	0	0	0
279					0.650000	0.555555	0	0	0
280					0.700000	0.700000	0	0	0
281					0.666670	0.606060	0	0	0
282					0.655690	0.655690	0	0	0
283					0.549450	0.549450	0	0	0
284					0.328800	0.171570	0	0	0
285					0.574470	0.574470	0	0	0
286					0.516130	0.451610	0	0	0
287					0.654550	0.436360	0	0	0
288					0.580769	0.407690	0	0	0
289					0.600000	0.600000	0	0	0
290					0.800000	0.581400	0	0	0
291					0.454500	0.454500	0	0	0
292					0.333330	0.333330	0	0	0
293					0.148148	0.148148	0	0	0
294					0.500000	0.500000	0	0	0
295					0.684444	0.684444	0	0	0
296					0.733333	0.733333	0	0	0
297					0.598900	0.598900	0	0	0
298					0.750000	0.750000	0	0	0
299					0.749950	0.693970	0	0	0
300					0.799900	0.511330	0	0	0
301					0.750000	0.750000	0	0	0
302					0.622990	0.622990	0	0	0

	141	142	143	144	145	146	147	148	149	150
KEY	Pool Insurance Co. Name	Pool Insurance Stop Loss %	MI Certificate Number	Updated DTI (Front-end)	Updated DTI (Back-end)	Modification Effective Payment Date	Total Capitalized Amount	Total Deferred Amount	Pre-Modification Interest (Note) Rate	Pre-Modification P&I Payment
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44
45
46
47
48
49
50
51
52
53
54
55
56
57
58
59
60
61
62
63
64
65
66
67
68
69
70
71
72
73
74
75
76
77
78
79
80
81
82
83
84
85
86
87
88
89
90
91
92
93
94
95
96
97
98
99
100
101
102
103
104
105
106
107
108
109
110
111
112
113
114
115
116
117
118
119
120
121
122
123
124
125
126
127
128
129
130
131
132
133
134
135
136
137
138
139
140
141
142
143
144
145
146
147
148
149
150
151
152
153
154
155
156
157
158
159
160
161
162
163
164
165
166
167
168
169
170
171
172
173
174
175
176
177
178
179
180
181
182
183
184
185
186
187
188
189
190
191
192
193
194
195
196
197
198
199
200
201
202
203
204
205
206
207
208
209
210
211
212
213
214
215
216
217
218
219
220
221
222
223
224
225
226
227
228
229
230
231
232
233
234
235
236
237
238
239
240
241
242
243
244
245
246
247
248
249
250
251
252
253
254
255
256
257
258
259
260
261
262
263
264
265
266
267
268
269
270
271
272
273
274
275
276
277
278
279
280
281
282
283
284
285
286
287
288
289
290
291
292
293
294
295
296
297
298
299
300
301
302

	151	152	153	154	155	156	157
KEY	Pre-Modification Initial Interest Rate Change Downward Cap	Pre-Modification Subsequent Interest Rate Cap	Pre-Modification Next Interest Rate Change Date	Pre-Modification I/O Term	Forgiven Principal Amount	Forgiven Interest Amount	Number of Modifications
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44
45
46
47
48
49
50
51
52
53
54
55
56
57
58
59
60
61
62
63
64
65
66
67
68
69
70
71
72
73
74
75
76
77
78
79
80
81
82
83
84
85
86
87
88
89
90
91
92
93
94
95
96
97
98
99
100
101
102
103
104
105
106
107
108
109
110
111
112
113
114
115
116
117
118
119
120
121
122
123
124
125
126
127
128
129
130
131
132
133
134
135
136
137
138
139
140
141
142
143
144
145
146
147
148
149
150
151
152
153
154
155
156
157
158
159
160
161
162
163
164
165
166
167
168
169
170
171
172
173
174
175
176
177
178
179
180
181
182
183
184
185
186
187
188
189
190
191
192
193
194
195
196
197
198
199
200
201
202
203
204
205
206
207
208
209
210
211
212
213
214
215
216
217
218
219
220
221
222
223
224
225
226
227
228
229
230
231
232
233
234
235
236
237
238
239
240
241
242
243
244
245
246
247
248
249
250
251
252
253
254
255
256
257
258
259
260
261
262
263
264
265
266
267
268
269
270
271
272
273
274
275
276
277
278
279
280
281
282
283
284
285
286
287
288
289
290
291
292
293
294
295
296
297
298
299
300
301
302

KEY	Cash To/From Brrw at Closing	Brrw - Yrs at in Industry	CoBrrw - Yrs at in Industry	Junior Mortgage Drawn Amount	Maturity Date	Primary Borrower Wage Income (Salary)	Primary Borrower Wage Income (Bonus)
1	-4101.02	3	0	0	20400801	0	0
2	-50453.77	20		121915	20400901	58412	0
3	2738.37	40	0	0	20400901	17579	0
4	-16139.47	15.7	15.3	0	20401001	18289	0
5	-184790.97	30	0	0	20400801	0	0
6	-60040.05	15		0	20401001	20000	17041
7	-21158.93	30	0	156150	20401001	33386.41	0.00
8	0	35	35	0	20401001	87315	0
9	-337329.48	12	12	0	20401001	25092.08	0.00
10	-8332.68	2	0	0	20401101	0	0
11	-15000.06	19	21	59694	20401001	10875	0
12	204.8	25		0	20401101	36416	0.00
13	-844.82	13.3	20	0	20401001	18361	0.00
14	-6512.36	25	0	0	20401101	20417	0.00
15	1537.31	21.6	0	0	20401201	23198	0.00
16	-175000	15	15	500000	20401101	13750	0
17	-20640.28	29.5	29.5	425000	20401101	28958	0.00
18	-1654.36	16	0	0	20401101	46700.08	0.00
19	-7484.98	20	0	0	20401101	19500	0.00
20	-227023.47	25		0	20401101	19670	9511
21	81387.41	28	0	425000	20401201	38233	0.00
22	-13504.25	15.5	15	86646	20401201	22371	0.00
23	-247216.48	20	0	0	20401201	43233	0.00
24	-975666.75	28	0	0	20401201	44382	0.00
25	-67183.1	17.2	11	0	20410101	12126	0.00
26	-307059.99	23.4		200000	20410101	45746	0.00
27	-19571.29	10.51	0	0	20400901	16666.67	0
28	-218116.65	10.4	10.4	0	20410101	1663	0.00
29	-307300.68	10		100000	20401001	25618	0.00
30	812.8	3.67	0	0	20401201	24997	0.00
31	-326641.93	4.4	0	0	20401101	9167	50313
32	-153733.58	10	0.4	0	20400901	19166.67	3678.01
33	-11937.21	24		0	20400801	19056	0.00
34	-19132.42	23		0	20400801	20483	0.00
35	0	21		0	20400801	13600	4172.26
36	-128728.83	0	0	0	20400701	7500	0
37	-269523.21	1.7	3.5	0	20400801	41666.66	0
38	-14587.83	31.5		0	20401001	36667	0
39	-327962.79	28	0	0	20400701	12500	0
40	-114987.96	20.5		0	20400801	4166.66	0
41	-410744.32	21	0	0	20400801	20000	0
42	-392158.72	25.1	0	0	20400801	14583.33	0
43	-459218	0	9.1	0	20400801	0	0
44	-6463.06	20	0	0	20400801	10583.43	8333
45	-155492.22	22		0	20401001	13333	0
46	100.83	3	3	0	20400901	6250	0
47	-217333.83	12.1		0	20400801	18471.46	0
48	-145481.22	10		0	20400801	15000	0
49	0	51		3002.28	20400901	117126	0
50	-176882.65	6	0	0	20400901	28749.98	0
51	10095.32	0	15.3	14000	20400801	0	0
52	-702779.42	2.6	2.6	0	20400801	0	0
53	-393.32	0	16	0	20401001	0.00	0.00
54	-1073989	10	0	0	20400801	33333	0
55	-2595.29	15		0	20400901	29652	0
56	-129648.36	22.6		0	20400801	14900	0
57	1779.21	0	4	0	20401101	0	0
58	-15486.99	20	0	0	20401201	189124	0.00
59	-213607.1	26	5	0	20401001	22175	0
60	-2009001.2	13	0	0	20400901	26116	0
61	-212857.72	25.6	0	0	20400901	22897	8461.49
62	-724.47	22.3	0	0	20401001	36681	0.00
63	-141036.06	10	10	0	20401001	23342.69	0.00
64	-202910	13	0	0	20401001	23258.78	0
65	-350896.72	13.9		0	20400901	16450	0
66	-24558.04	32	0	0	20400901	12944	0.00
67	-272663.41	19.2		0	20401001	28333	0.00
68	-20059.2	30		0	20401101	21677	0.00
69	-163076.23	3.3	0	0	20400901	7500	0.00
70	-440351.87	15	8.6	0	20401001	29575	1891
71	-18148.56	6.5	15	68580	20401001	12083.07	0.00
72	-17172.82	20	25	250000	20401001	30833	0
73	7135.46	3.8	20	0	20401201	0.00	0.00
74	-5390.69	99	0	0	20401201	0.00	0.00
75	-5549.24	2.3	0	0	20401001	20833.34	0.00
76	-15701.77	0	10.5	0	20401001	0.00	0.00
77	-778848.17	0	22	0	20401001	0	0
78	-123402.44	13.1	0	0	20400901	10169.7	0.00
79	-137845.58	3	2	0	20400901	12466.44	0
80	56.91	3.1		0	20401001	18278	0.00
81	-16054.56	31		100000	20401101	50839	0.00
82	-197867.93	27.7	0	0	20401001	14136.4	0.00
83	-248669.85	20	10.59	0	20400901	10416.67	0
84	-352321.76	22	2.5	0	20400901	10790.78	0.00
85	-58656.54	8.2		0	20401101	20833	0
86	-7994.43	0	35	0	20401101	0	0
87	-1132255.2	20		0	20401001	58333.34	58333
88	-10545.24	6	0	0	20401101	61181	0
89	-205505.58	8	0	0	20401001	12995.65	0.00
90	-200133.51	3.6		0	20401201	37625.46	0.00
91	-189216.17	15	0	0	20400901	32500	0
92	-3723.51	13		90846	20401201	23311	0.00
93	-3596.64	16.7		0	20401001	18038.52	0.00
94	-257.48	10	0	0	20401201	25000.02	0.00
95	-289840.32	11.2	8.3	0	20401001	8458.33	0.00
96	-107375.35	99	0	0	20401201	0.00	0.00
97	-13.57	3.2		0	20401001	16029.02	0
98	-141045.45	15	0	0	20401001	16250	0.00
99	777.33	12.5	0	0	20401101	31232	0.00
100	121	5		0	20401101	19180	2830.47
101	-221001.93	8.7	5.7	0	20401001	16683	0.00
102	-1252.62	0.7	0	150000	20401201	33333.34	0.00
103	-284183.72	10	10	0	20401001	96147	0.00
104	-3215.06	28	0	0	20401101	21142.86	0
105	-394002.6	7.9	0	0	20401001	16557	5430.85
106	1290.81	6	0	100000	20401201	8900	9304
107	-3349.83	22	0	149609	20401101	25300	0.00
108	-4615.72	33	0	82092	20401201	47099	0.00
109	-55728.46	14		0	20401101	16666.67	52046
110	946.84	28	0	0	20401101	27250	0.00
111	-14457.39	20		0	20401101	27379	0.00
112	-154810.83	7.3	0	0	20401201	11913.28	0.00
113	-152744.68	99	0	0	20401101	0.00	0.00
114	97.3	99	0	0	20410101	0.00	0.00
115	-141171.33	12		0	20401201	13083.33	0.00
116	-48919.15	11.67	0	0	20410101	18242.46	19708.13
117	22632.01	4.1		0	20401201	15047.06	3866.67
118	6	7.09		0	20401201	10976	15781
119	8016.81	11.76	0	0	20410101	41250	6781
120	-21887.26	8.5	0	0	20410101	23954.88	0.00
121	20607.19	20.9	3	50000	20410101	35635	0.00
122	-25552.14	5.09	0	0	20410101	19461	15169
123	-158618	20	20	0	20410101	14767	0
124	-199868.58	18		0	20401201	73014	0.00
125	-215021.09	99	0	0	20410101	0.00	0.00
126	-221469.48	10	0	0	20410101	16667	10674
127	-10239.34	19	0	756110	20400801	118676	0.00
128	3943.18	41	0	165000	20400701	30154.42	0.00
129	-289172.59	13	0	0	20400701	31723.54	0.00
130	-677961.17	27	0	0	20400701	19958.33	10750
131	95	24	0	490000	20400801	33333	103865.5
132	-624566.07	8		0	20400801	10833	25096
133	-13791.9	5		0	20400801	13812.67	0
134	-307588.57	10	0	0	20400801	29166.66	0
135	-72755.2	15	16	0	20400801	15998	0
136	-316836.62	9.5	0	0	20400801	14583.34	0.00
137	-174209.81	15	15	0	20400901	18333.33	0
138	-122530.79	13	0	0	20400901	45138.9	0
139	9377.63	20	14	0	20400901	43770	0
140	-184839.06	17	10	0	20400901	18055	0
141	239	8	0	135000	20400901	27689	0
142	-10000	18	0	137709.36	20400901	51417.25	0
143	-596.15	14	4	1280865.4	20400901	0	76579
144	-7742.34	15	0	100000	20400901	0	0
145	-700566.08	8	7	0	20400901	7916.66	0
146	1466.16	34	22	260000	20401001	17039	0
147	-295041.5	11	0	0	20400901	16667	6111
148	-1275830.8	12		0	20401001	16667	13173
149	-33887.11	44	0	0	20400901	8750	0
150	-505630.47	42	29	381250	20400901	15607	0
151	-5515.5	15	15	0	20400901	21872.93	0
152	22.5	19	0	750000	20400901	62500	14978
153	-3562.98	33	0	0	20400901	49278.13	0
154	-686135.25	15	0	0	20400901	26814	0
155	-615605.36	5	0	0	20400901	20833	5833
156	-554746.37	12	0	0	20401001	16883	5684
157	-229469.05	19	42	0	20400901	4847.22	0
158	-10140.08	31	0	0	20401001	0	0
159	-2889.52	19		0	20401101	8333	0
160	-720509.09	11	14	400000	20401001	16250	3810
161	-323107.85	15	10	350000	20401001	78112	0
162	-106046.91	16	0	0	20401001	12190	0
163	-79959.84	17		0	20401101	16667	9671
164	-696518.16	25	0	0	20401001	25833.34	13333.33
165	-41689.4	99	0	0	20401201	0	0
166	-494819.05	6	0	0	20401001	21145	43605
167	-56577.98	20	0	1300000	20401001	56198	0
168	-9445.73	20	0	0	20401001	45832	0
169	-4588.3	28	0	100000	20401101	23338.34	0
170	-258910.91	13	0	0	20401201	91913	0
171	1128.45	20	0	0	20401001	14583	36667
172	5594.49	15	0	100000	20401101	27918	0
173	-6050.65	14	0	0	20401101	35004	0
174	-377946.15	33	0	0	20401101	38542	0
175	-1886737.4	18	21	0	20401001	13666	0
176	-2157.32	22	0	110000	20401101	63182	0
177	-6229.39	4.7	0	0	20401101	16250	11429
178	-331946.04	4	3	0	20401001	13650	0
179	-2741111.4	12	14	0	20401101	33333	133333
180	-277701.85	12	0	0	20401101	22917	0
181	-4802.45	42	0	0	20401101	54522	0
182	-13970.01	23	15	0	20401101	14185	0
183	-10192.54	20	0	0	20401101	16667	31250
184	-2418.14	22	0	0	20401201	0	0
185	-93608.86	25	25	0	20401201	178	0.00
186	105844.3	31	0	100000	20401201	18190	0
187	-382020.59	14	0	0	20401201	16666.67	0
188	-874723.55	14	0	500000	20390501	46268	0
189	378375.72	14	0	0	20390501	0	0
190	-71779.32	29	19	0	20390301	27334	51833
191	-36594.21	3	0	0	20390301	49546	0.00
192	-6525.2	16	0	0	20390301	19167	6292
193	-32090.19	13	0	0	20390301	15833	0.00
194	-121544.22	6	0	200000	20390301	26817	0.00
195	-9055.5	14	0	100000	20390801	0	0
196	-8867.03	10		0	20390401	20833	49946
197	-1536.68	28	24	0	20390301	0.00	0.00
198	10239.27	14	0	0	20390401	14337	79360
199	39607.08	3		300000	20390401	28592	0.00
200	-2157.1	12	15	0	20390401	0.00	0.00
201	-20741.31	9		0	20390401	12500	45903
202	1462693.4	17	0	0	20390401	45147	0.00
203	0	99		0	20390401	0.00	0.00
204	-4901.62	99		0	20390401	0.00	0.00
205	30629.81	25	20	0	20390401	67996	0.00
206	0	14	14	500000	20390401	16229	0
207	-10082.98	16	0	0	20390501	0	0
208	-167318.39	14	8	0	20390401	18750	0.00
209	-1646938	3	13	0	20390401	49523	0.00
210	-2737.76	19	0	0	20390401	23335	0.00
211	500	3	0	0	20390401	24794	0.00
212	-10913.67	15	0	110761.31	20390601	25000	24036
213	-18342.57	99	0	0	20390401	0	0
214	-218879.82	1	0	0	20390401	22568	0
215	-36302.52	13		150000	20390401	15000	77769
216	-13346.71	30	4	500000	20390401	22929.17	0
217	-542893.43	12	0	0	20390401	15488.42	0
218	-182145.96	9	8	0	20390501	10000	0
219	-3817.68	16	8	0	20390501	8642	0
220	-387134.18	22	19	100000	20390401	13750	0.00
221	-13390.44	3	0	0	20390501	0	0
222	-755335.24	30	0	0	20390401	0	0
223	-12538.8	27	0	0	20390501	0	0
224	0	15	0	0	20390401	39781	13571
225	32188.41	20	0	0	20390501	0	0
226	-7684.66	12	0	0	20390501	12500	0
227	-20682.95	4	0	0	20390501	3914.83	0
228	-400197.4	15	16	100000	20390401	17500	0.00
229	-15956.97	10	0	300000	20390501	29349	23166.67
230	-18251.89	15	0	0	20390501	8750.02	0
231	-860962.92	11	0	596500	20390401	0	0
232	-4652.54	10	0	0	20390401	0	0
233	-85068.37	15	2	0	20390501	0	0
234	-788711.5	8	0	0	20390401	8334	0
235	-5157.25	99	0	100000	20390501	0.00	0.00
236	-369357.99	28	24	100000	20390501	25657.6	12500
237	-217627.09	7	0	0	20390501	0	0
238	-122726.12	37	0	0	20390501	14625	2100
239	15.33	10	0	0	20390501	24167	0
240	-270239.8	11	0	0	20390501	15000	6458
241	-1250432.3	18	0	0	20390501	0	0
242	-11143.75	10	16	0	20390501	0	0
243	-1170157.5	99		100000	20390501	0	0
244	-1145719.4	3	4	0	20390601	0	0
245	-368593.5	20	0	100000	20390501	18750	37500
246	-14891.41	22	0	78750	20390601	71250	0
247	-7252.37	30	0	187000	20390701	0.00	0.00
248	-9835.72	36	0	0	20400201	88555	0.00
249	-40972.71	15	18	0	20391201	0	0
250	-374940.14	15	0	0	20400201	17029	22000
251	-17197.66	99	0	0	20400301	0	0
252	174567.94	27	9	300000	20400201	12500	0
253	-696546.01	24	20	0	20400401	0.00	0.00
254	-2147449.8	13	0	0	20400501	0	0
255	-78826.68	20	0	200000	20400701	37500	0
256	-1620634.5	14	0	0	20400701	13852.32	0
257	-1372690.7	6	15	500000	20400701	39270.88	0
258	-710135.41	11		0	20400701	118550.83	0
259	-249485.98	9	8	0	20401001	10416.66	0
260	545	5		0	20400701	42750	0
261	-1234067.3	15	12	0	20401101	33333.33	0
262	-950000	20	0	565000	20400801	66666.67	0.00
263	-315.68	23	0	80000	20400801	8957	0
264	-263564.68	25	0	0	20400801	23752.61	0
265	-433005.62	99		0	20400701	0	0
266	38	99	3	1500000	20400701	0	0
267	-1236976.8	18	20	500000	20400801	12500	0
268	-860848.12	11	0	0	20400901	33333.33	0
269	-7865.17	4		0	20400901	31250	0
270	-3551624.6	24		0	20400901	41666	0
271	-147387.71	9	16	156583.78	20400901	13333.34	25162
272	-431051.59	9		0	20401001	7500	0
273	202932.9	99		0	20400901	0.00	0.00
274	-358591.29	15.7	0	373600	20400901	35476	0
275	-19721.79	23.4	0	0	20400901	17500	13009.23
276	289328.46	40.5	40	0	20400901	21042	0
277	-307890.26	18		0	20400901	25000	0
278	-10226.6	6	0	0	20400901	33333.34	0
279	-41802.05	19	0	340000	20400901	54147	0
280	-623518.26	10	0	0	20401001	28667	0
281	-67359.19	27	0	0	20401001	46364	0
282	-17603.77	16	0	0	20401001	20625	0
283	-759963.15	14	0	0	20401101	16667	0
284	-11285.3	29	0	0	20401001	41666.68	11562.5
285	-20241.55	17	0	0	20401001	16666.67	5869.5
286	-194678.12	30	12	100000	20401001	24850	0
287	-13144.18	10	10	300000	20401001	8500	1680
288	-13144.18	29	0	428996	20401201	42425	0
289	-11315.65	20	0	0	20401001	90000	0
290	-3574.33	20	0	376000	20401101	25000	3750
291	-3574.33	35	0	0	20401001	32527	0.00
292	-7839.04	27	0	0	20401201	44598	0
293	-9066.76	30	0	0	20401101	0	0
294	-9446.28	16	0	0	20401101	18750	8676
295	-137818.06	19	0	0	20401201	12528	0.00
296	-97441.06	5		0	20401201	34145	0.00
297	40487	99	0	0	20410101	0	0
298	-161700.71	20		0	20410101	34546	0.00
299	-7803.67	20		25979	20410101	14063	0.00
300	-12940.09	8	0	402917	20401201	60593	0.00
301	753.98	28.77	28.6	0	20410101	13537	0.00
302	-6894.33	0	39	0	20410101	0	0

KEY	Primary Borrower Wage Income (Commission)	Co-Borrower Wage Income (Salary)	Co-Borrower Wage Income (Bonus)	Co-Borrower Wage Income (Commission)	Originator Doc Code	RWT Income Verification	RWT Asset Verification
1	0	0	0	0	Full	2 years	Y
2	0				Full	2 years	Y
3	0	0	0	0	Full	2 years	Y
4	0	0	0	0	Full	2 years	Y
5	0	0	0	0	Full	2 years	Y
6	0				Full	2 years	Y
7	0	0	0	0	Full	2 years	Y
8	0	7583	0	0	Full	2 years	Y
9	0.00	25092.08	0	0	Full	2 years	Y
10	0	0	0	0	Full	2 years	Y
11	0	5768.5	0	0	Full	2 years	Y
12	0.00				Full	2 years	Y
13	0.00	16864	0	0	Full	2 years	Y
14	0.00	0.00	0.00	0.00	Full	2 years	Y
15	0.00	0.00	0.00	0.00	Full	2 years	Y
16	0	9583.35	0	0	Full	2 years	Y
17	0.00	3500	0.00	0.00	Full	2 years	Y
18	0.00	0.00	0.00	0.00	Full	2 years	Y
19	0.00	0.00	0.00	0.00	Full	2 years	Y
20	0.00				Full	2 years	Y
21	0.00	0.00	0.00	0.00	Full	2 years	Y
22	0.00	8490	0.00	0.00	Full	2 years	Y
23	0.00	0.00	0.00	0.00	Full	2 years	Y
24	0.00	0.00	0.00	0.00	Full	2 years	Y
25	0.00	6875	0.00	0.00	Full	2 years	Y
26	0.00				Full	2 years	Y
27	21995.77	0	0	0	Full	2 years	Y
28	0.00	39914	0.00	0.00	Full	2 years	Y
29	0.00				Full	2 years	Y
30	0.00	0.00	0.00	0.00	Full	2 years	Y
31	0.00	0.00	0.00	0.00	Full	2 years	Y
32	0.00	0.00	0.00	0.00	Full	2 years	Y
33	0.00				Full	2 years	Y
34	0.00				Full	2 years	Y
35	0.00				Full	2 years	Y
36	0	0	0	0	Full	1 year	Y
37	0.00	20547	0.00	0.00	Full	2 years	Y
38	0				Full	2 years	Y
39	0.00	0	0.00	0.00	Full	1 year	Y
40	0				Full	2 years	Y
41	0.00	0	0.00	0.00	Full	2 years	Y
42	0	0	0	0	Full	2 years	Y
43	0.00	24871.58	0.00	0.00	Full	2 years	Y
44	0	0	0	0	Full	2 years	Y
45	0				Full	2 years	Y
46	3515	5000	0	0	Full	2 years	Y
47	0				Full	2 years	Y
48	0				Full	2 years	Y
49	0				Full	2 years	Y
50	0	0	0	0	Full	2 years	Y
51	0	10415.6	0	23860.71	Full	2 years	Y
52	0	0	0	0	Full	2 years	Y
53	0.00	35733.1	0.00	0.00	Full	2 years	Y
54	0	0	0	0	Full	2 years	Y
55	0				Full	2 years	Y
56	0				Full	2 years	Y
57	0	15417	0	0	Full	2 years	Y
58	0.00	0.00	0.00	0.00	Full	2 years	Y
59	0	9667	0	0	Full	2 years	Y
60	0	0	0	0	Full	2 years	Y
61	0.00	0.00	0.00	0.00	Full	2 years	Y
62	0.00	0.00	0.00	0.00	Full	2 years	Y
63	0.00	14650.24	0.00	0.00	Full	2 years	Y
64	0	0	0	0	Full	2 years	Y
65	0				Full	2 years	Y
66	0.00	0.00	0.00	0.00	Full	2 years	Y
67	0.00				Full	2 years	Y
68	0.00				Full	2 years	Y
69	0.00	0.00	12500.00	0.00	Full	2 years	Y
70	0	21133.34	5915	0	Full	2 years	Y
71	0.00	8366	0.00	0.00	Full	2 years	Y
72	0	0	0	0	Full	2 years	Y
73	0.00	0.00	0.00	0.00	Full	2 years	Y
74	0.00	0.00	0.00	0.00	Full	2 years	Y
75	0.00	0.00	0.00	0.00	Full	2 years	Y
76	0.00	0.00	0.00	0.00	Full	2 years	Y
77	0	57500	114925	0	Full	2 years	Y
78	0.00	0.00	0.00	0.00	Full	2 years	Y
79	0	666.67	0	0	Full	2 years	Y
80	0.00				Full	2 years	Y
81	0.00				Full	2 years	Y
82	0.00	0.00	0.00	0.00	Full	2 years	Y
83	0	11453.86	0	0	Full	2 years	Y
84	0.00	3815.42	0.00	0.00	Full	2 years	Y
85	0				Full	2 years	Y
86	0	10444	0	0	Full	2 years	Y
87	0				Full	2 years	Y
88	0	0	0	0	Full	2 years	Y
89	0.00	0.00	0.00	0.00	Full	2 years	Y
90	0.00				Full	2 years	Y
91	0	0	0	0	Full	2 years	Y
92	0.00				Full	2 years	Y
93	0.00				Full	2 years	Y
94	0.00	0.00	0.00	0.00	Full	2 years	Y
95	15067	43627.66	0.00	0.00	Full	2 years	Y
96	0.00	0.00	0.00	0.00	Full	2 years	Y
97	0				Full	2 years	Y
98	0.00	0.00	0.00	0.00	Full	2 years	Y
99	0.00	0.00	0.00	0.00	Full	2 years	Y
100	0				Full	2 years	Y
101	0.00	5240.75	0.00	0.00	Full	2 years	Y
102	0.00	0.00	0.00	0.00	Full	2 years	Y
103	0.00	-26260	0.00	0.00	Full	2 years	Y
104	0	0	0	0	Full	2 years	Y
105	0.00	0	0.00	0.00	Full	2 years	Y
106	0.00	0	0.00	0.00	Full	2 years	Y
107	0.00	0.00	0.00	0.00	Full	2 years	Y
108	0.00	0.00	0.00	0.00	Full	2 years	Y
109	0.00				Full	2 years	Y
110	0.00	0.00	0.00	0.00	Full	2 years	Y
111	0.00				Full	2 years	Y
112	0.00	0.00	0.00	0.00	Full	2 years	Y
113	0.00	0.00	0.00	0.00	Full	2 years	Y
114	0.00	0.00	0.00	0.00	Full	2 years	Y
115	0.00				Full	2 years	Y
116	0.00	0.00	0.00	0.00	Full	2 years	Y
117	0.00				Full	2 years	Y
118	0.00				Full	2 years	Y
119	0.00	0.00	0.00	0.00	Full	2 years	Y
120	0.00	0.00	0.00	0.00	Full	2 years	Y
121	0.00	1100	0.00	0.00	Full	2 years	Y
122	0.00	0.00	0.00	0.00	Full	2 years	Y
123	0.00	8375	0.00	0.00	Full	2 years	Y
124	0.00				Full	2 years	Y
125	0.00	0.00	0.00	0.00	Full	2 years	Y
126	0.00	0.00	0.00	0.00	Full	2 years	Y
127	0.00	0.00	0.00	0.00	Full	2 years	Y
128	0.00	0.00	0.00	0.00	Full	2 years	Y
129	0.00	0.00	0.00	0.00	Full	2 years	Y
130	0.00	0.00	0.00	0.00	Full	2 years	Y
131	0.00	0.00	0.00	0.00	Full	2 years	Y
132	0				Full	2 years	Y
133	0.00				Full	2 years	Y
134	0.00	0.00	0.00	0.00	Full	2 years	Y
135	0.00	13364	0.00	0.00	Full	2 years	Y
136	0	0	0.00	0.00	Full	2 years	Y
137	0	18333.33	0	0	Full	2 years	Y
138	0	0	0.00	0.00	Full	2 years	Y
139	0	0	0	0	Full	2 years	Y
140	0	19000	0	0	Full	2 years	Y
141	0	0	0	0	Full	2 years	Y
142	0	0	0	0	Full	2 years	Y
143	0	-7	0	0	Full	2 years	Y
144	23365.27	0	0	0	Full	2 years	Y
145	0	8083.34	1295.34	0	Full	2 years	Y
146	0	7089	0	0	Full	2 years	Y
147	0	0	0	0	Full	2 years	Y
148	0				Full	2 years	Y
149	0	0	0	0	Full	2 years	Y
150	0	15607	0	0	Full	2 years	Y
151	0	11559.66	0	0	Full	2 years	Y
152	0	0	0	0	Full	2 years	Y
153	0	0	0	0	Full	2 years	Y
154	0	0	0	0	Full	2 years	Y
155	0	0	0	0	Full	2 years	Y
156	0	0	0	0	Full	2 years	Y
157	0	19142.14	0	0	Full	2 years	Y
158	0	0	0	0	Full	1 year	Y
159	29875				Full	2 years	Y
160	0	17251	0	0	Full	2 years	Y
161	0	10750	0	0	Full	2 years	Y
162	0	0	0	0	Full	2 years	Y
163	0				Full	2 years	Y
164	0	0	0	0	Full	2 years	Y
165	0	0	0	0	Full	2 years	Y
166	0	0	0	0	Full	2 years	Y
167	0	0	0	0	Full	2 years	Y
168	0	0	0	0	Full	2 years	Y
169	0	0	0	0	Full	2 years	Y
170	0	0	0	0	Full	2 years	Y
171	0	0	0	0	Full	2 years	Y
172	0	0	0	0	Full	2 years	Y
173	0	0	0	0	Full	2 years	Y
174	0	0	0	0	Full	2 years	Y
175	0	19000	0	0	Full	2 years	Y
176	0	0	0	0	Full	2 years	Y
177	0	0	0	0	Full	2 years	Y
178	0	15417	0	0	Full	2 years	Y
179	0	33333	21142	0	Full	2 years	Y
180	0	0	0	0	Full	2 years	Y
181	0	0	0	0	Full	2 years	Y
182	0	17683	0	0	Full	2 years	Y
183	0	0	0	0	Full	2 years	Y
184	71602	0	0	0	Full	2 years	Y
185	0.00	17782.34	0	0	Full	2 years	Y
186	0	0	0	0	Full	2 years	Y
187	0	0	0	0	Full	2 years	Y
188	0	0	0	0	Full	2 years	Y
189	0	0	0	0	Full	2 years	Y
190	0	7008	0	0	Full	2 years	Y
191	0.00	0.00	0.00	0.00	Full	2 years	Y
192	0	0	0	0	Full	2 years	Y
193	0.00	0.00	0.00	0.00	Full	2 years	Y
194	0.00	0.00	0.00	0.00	Full	2 years	Y
195	0	0	0	0	Full	2 years	Y
196	0.00				Full	2 years	Y
197	0.00	0.00	0.00	0.00	Full	2 years	Y
198	0.00	0.00	0.00	0.00	Full	2 years	Y
199	0.00				Full	2 years	Y
200	0.00	5000	0.00	0.00	Full	2 years	Y
201	0.00				Full	2 years	Y
202	0.00	0.00	0.00	0.00	Full	2 years	Y
203	0.00				Full	2 years	Y
204	0.00				Full	2 years	Y
205	0.00	2790	0.00	0.00	Full	2 years	Y
206	0	0	0	0	Full	2 years	Y
207	0	0	0	0	Full	2 years	Y
208	0.00	38354	0.00	0.00	Full	2 years	Y
209	0.00	3025	0.00	0.00	Full	2 years	Y
210	0.00	0.00	0.00	0.00	Full	2 years	Y
211	0.00	0.00	0.00	0.00	Full	2 years	Y
212	0	0	0	0	Full	2 years	Y
213	0	0	0	0	Full	2 years	Y
214	0	0	0	0	Full	2 years	Y
215	0				Full	2 years	Y
216	0	0	0	0	Full	2 years	Y
217	0	0	0	0	Full	2 years	Y
218	0	8333	0	0	Full	2 years	Y
219	0	7750	0	0	Full	2 years	Y
220	0.00	7506	0	0	Full	2 years	Y
221	0	0	0	0	Full	2 years	Y
222	0	0	0	0	Full	2 years	Y
223	0	0	0	0	Full	2 years	Y
224	0	0	0	0	Full	2 years	Y
225	0	0	0	0	Full	2 years	Y
226	0	0	0	0	Full	2 years	Y
227	0	0	0	0	Full	2 years	Y
228	0.00	10350	0	0	Full	2 years	Y
229	0	0	0	0	Full	2 years	Y
230	8732	0	0	0	Full	2 years	Y
231	0	0	0	0	Full	2 years	Y
232	25447	0	0	0	Full	2 years	Y
233	0	0	0	0	Full	2 years	Y
234	61250	0	0	0	Full	2 years	Y
235	0.00	0.00	0.00	0.00	Full	2 years	Y
236	0	12780.46	0	0	Full	2 years	Y
237	0	0	0	0	Full	2 years	Y
238	0	0	0	0	Full	2 years	Y
239	0	0	0	0	Full	2 years	Y
240	0	0	0	0	Full	2 years	Y
241	0	0	0	0	Full	2 years	Y
242	0	16666.67	0	0	Full	2 years	Y
243	0				Full	2 years	Y
244	0	0	0	0	Full	2 years	Y
245	0	0	0	0	Full	2 years	Y
246	0	0	0	0	Full	2 years	Y
247	0.00	0.00	0.00	0.00	Full	2 years	Y
248	0.00	0.00	0.00	0.00	Full	2 years	Y
249	0	0	0	0	Full	2 years	Y
250	0	0	0	0	Full	2 years	Y
251	0	0	0	0	Full	2 years	Y
252	0	7174	0	0	Full	2 years	Y
253	0.00	0.00	0.00	0.00	Full	2 years	Y
254	0	0	0	0	Full	2 years	Y
255	0	0	0	0	Full	2 years	Y
256	0	0	0	0	Full	2 years	Y
257	0	37463.08	0	0	Full	2 years	Y
258	0				Full	2 years	Y
259	0	10567	0	0	Full	2 years	Y
260	0				Full	2 years	Y
261	0	7618	0	0	Full	2 years	Y
262	0	0	0	0	Full	2 years	Y
263	0	0	0	0	Full	2 years	Y
264	0	0	0	0	Full	2 years	Y
265	0				Full	2 years	Y
266	0	12038	0	0	Full	2 years	Y
267	28066	12610	0	0	Full	2 years	Y
268	0	0	0	0	Full	1 year	Y
269	0				Full	2 years	Y
270	0				Full	2 years	Y
271	0	13333.34	25165	0	Full	2 years	Y
272	51350				Full	2 years	Y
273	0				Full	2 years	Y
274	0	0	0	0	Full	2 years	Y
275	0	0	0	0	Full	2 years	Y
276	0	0	0	0	Full	2 years	Y
277	0				Full	2 years	Y
278	0	0	0	0	Full	2 years	Y
279	0	0	0	0	Full	2 years	Y
280	0	0	0	0	Full	2 years	Y
281	0	0	0	0	Full	2 years	Y
282	0	0	0	0	Full	2 years	Y
283	0	0	0	0	Full	2 years	Y
284	0	0	0	0	Full	2 years	Y
285	0	0	0	0	Full	2 years	Y
286	0	1863	0	0	Full	2 years	Y
287	0	1050	0	0	Full	2 years	Y
288	0	0	0	0	Full	2 years	Y
289	0	0	0	0	Full	2 years	Y
290	0	0	0	0	Full	2 years	Y
291	0.00	0.00	0.00	0.00	Full	2 years	Y
292	0	0	0	0	Full	2 years	Y
293	0	0	0	0	Full	2 years	Y
294	0	0	0	0	Full	2 years	Y
295	0.00	0.00	0.00	0.00	Full	2 years	Y
296	0.00				Full	2 years	Y
297	0	0	0	0	Full	2 years	Y
298	0.00				Full	2 years	Y
299	0.00				Full	2 years	Y
300	0.00	0.00	0.00	0.00	Full	2 years	Y
301	0.00	16552	0.00	0.00	Full	2 years	Y
302	0	19562	0.00	0.00	Full	2 years	Y

ASF RMBS DISCLOSURE PACKAGE

The American Securitization Forum is a broad-based professional forum through which participants in the U.S. securitization market advocate their common interests on important legal, regulatory and market practice issues. ASF members include over 380 firms, including issuers, investors, servicers, financial intermediaries, rating agencies, financial guarantors, legal and accounting firms, and other professional organizations involved in securitization transactions. The ASF also provides information, education and training on a range of securitization market issues and topics through industry conferences, seminars and similar initiatives. For more information about ASF, its members and activities, please go to www.americansecuritization.com.

Field Number	Field Name	Field Description	Type of Field	Data Type	Sample Data	Format	When Applicable?	Valid Values	Proposed Unique Coding	Notes
1	Primary Servicer	The MERS Organization ID of the company that has or will have the right to service the loan.	General Information	Numeric – Integer	2351805	9(7)	Always	”9999999” if Unknown
2	Servicing Fee—Percentage	Aggregate monthly fee paid to all servicers, stated in decimal form.	General Information	Numeric - Decimal	0.0025	9.999999	Loans without flat-dollar servicing fees	>= 0 and < 1		Must be populated if Field 3 is Null
3	Servicing Fee—Flat-dollar	Aggregate monthly fee paid to all servicers, stated as a dollar amount.	General Information	Numeric – Decimal	7.5	9(3).99	Loans with flat-dollar servicing fees	>= 0 and <= 999		Must be populated if 2 is Null
4	Servicing Advance Methodology	The manner in which principal and/or interest are to be advanced by the servicer.	General Information	Numeric – Integer	2	99	Always	See Coding	1 = Scheduled Interest, Scheduled Principal 2 = Actual Interest, Actual Principal 3 = Scheduled Interest, Actual Principal 99 = Unknown
5	Originator	The MERS Organization ID of the entity that lends funds to the borrower and, in return, places a lien on the mortgage property as collateral.	General Information	Numeric – Integer	5938671	9(7)	Always	”9999999” if Unknown
6	Loan Group	Indicates the collateral group number in which the loan falls (for structures with multiple collateral groups). Use “1” if there is only one loan group.	General Information	Text	1A	XXXX	Always	“UNK” if Unknown
7	Loan Number	Unique National Mortgage Loan ID Number (Vendor TBD).	General Information	Numeric – Integer	TBD	TBD	Always	TBD		Details to be provided by Vendor
8	Amortization Type	Indicates whether the loan’s interest rate is fixed or adjustable (Hybrid ARMs are adjustable).	Loan Type	Numeric – Integer	2	99	Always	See Coding	1 = Fixed 2 = Adjustable 99 = Unknown
9	Lien Position	A number indicating the loan’s lien position (1 = first lien, etc.).	Loan Type	Numeric – Integer	1	99	Always	>0	99 = Unknown
10	HELOC Indicator	Indicates whether the loan is a home equity line of credit.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
11	Loan Purpose	Indicates the purpose of the loan.	Loan Type	Numeric – Integer	9	99	Always	See Coding	See Appendix A
12	Cash Out Amount	For “Cash-out” loans (see Glossary): [NEW LOAN AMOUNT] – [PAID-OFF FIRST MORTGAGE LOAN AMOUNT] – [PAID-OFF SECOND MORTGAGE LOAN AMOUNT (if Second was used to purchase the property)] – [CLOSING COSTS].	Loan Type	Numeric – Decimal	72476.5	9(10).99	Always	>= 0
13	Total Origination and Discount Points (in dollars)	Amount paid to the lender to increase the lender’s effective yield and, in the case of discount points, to reduce the interest rate paid by the borrower.	Loan Type	Numeric – Decimal	5250	9(10).99	Always	>= 0		Typically Lines 801 and 802 of HUD Settlement Statement
14	Covered/High Cost Loan Indicator	Indicates whether the loan is categorized as “high cost” or “covered” according to state or federal statutes or regulations.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
15	Relocation Loan Indicator	Indicates whether the loan is part of a corporate relocation program.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
16	Broker Indicator	Indicates whether a broker took the application.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
17	Channel	Code indicating the source (channel) from which the Issuer obtained the mortgage loan.	Loan Type	Numeric – Integer	2	99	Always	See Coding	1 = Retail 2 = Broker 3 = Correspondent Bulk 4 = Correspondent Flow with delegated underwriting 5 = Correspondent Flow without delegated underwriting 99 = Unknown
18	Escrow Indicator	Indicates whether various homeownership expenses are paid by the borrower directly or through an escrow account (as of securitization cut-off date).	Loan Type	Numeric – Integer	3	99	Always	See Coding	0 = No Escrows 1 = Taxes 2 = Insurance 3 = HOA dues 4 = Taxes and Insurance 5 = All 99 =Unknown
19	Senior Loan Amount(s)	For non-first mortgages, the sum of the balances of all associated senior mortgages at the time of origination of the subordinate lien.	Mortgage Lien Info	Numeric – Decimal	611004.25	9(10).99	If Lien Position > 1	>= 0
20	Loan Type of Most Senior Lien	For non-first mortgages, indicates whether the associated first mortgage is a Fixed, ARM, Hybrid, or negative amortization loan.	Mortgage Lien Info	Numeric – Integer	2	99	If Lien Position > 1	See Coding	1 = Fixed Rate 2 = ARM 3 = Hybrid 4 = Neg Am 99 = Unknown
21	Hybrid Period of Most Senior Lien (in months)	For non-first mortgages where the associated first mortgage is a hybrid ARM, the number of months remaining in the initial fixed interest rate period for the hybrid first mortgage.	Mortgage Lien Info	Numeric – Integer	23	999	If Lien Position > 1 AND the most senior lien is a hybrid ARM (see Field 20)	>= 0
22	Neg Am Limit of Most Senior Lien	For non-first mortgages where the associated first mortgage features negative amortization, the maximum percentage by which the negatively amortizing balance may increase (expressed as a proportion of the senior lien’s original balance).	Mortgage Lien Info	Numeric – Decimal	1.25	9.999999	If Lien Position > 1 AND the senior lien is Neg Am (see Field 20)	>= 1 and <= 2
23	Junior Mortgage Balance	For first mortgages with subordinate liens at the time of origination, the combined balance of the subordinate liens (if known).	Mortgage Lien Info	Numeric – Decimal	51775.12	9(10).99	If Lien Position = 1 and there is a 2nd lien on the subject property	>= 0		Subject to Regulatory Confirmation
24	Origination Date of Most Senior Lien	For non-first mortgages, the origination date of the associated first mortgage.	Mortgage Lien Info	Date	20090914	YYYYMMDD	If Lien Position > 1 and there is a 2nd lien on the subject property	“19010101” if unknown
25	Origination Date	The date of the Mortgage Note and Mortgage/Deed of Trust	Loan Term and Amortization Type	Date	20090914	YYYYMMDD	Always	“19010101” if unknown
26	Original Loan Amount	The dollar amount of the mortgage loan, as specified on the mortgage note at the time of the loan’s origination. For HELOCs, the maximum available line of credit.	Loan Term and Amortization Type	Numeric – Decimal	150000	9(10).99	Always	>0
27	Original Interest Rate	The original note rate as indicated on the mortgage note.	Loan Term and Amortization Type	Numeric – Decimal	0.0475	9.999999	Always	> 0 and <= 1
28	Original Amortization Term	The number of months in which the loan would be retired if the amortizing principal and interest payment were to be paid each month.	Loan Term and Amortization Type	Numeric – Integer	360	999	Always	>= 60
29	Original Term to Maturity	The initial number of months between loan origination and the loan maturity date, as specified on the mortgage note.	Loan Term and Amortization Type	Numeric – Integer	60	999	Always	>0	N/A
30	First Payment Date of Loan	The date of the first scheduled mortgage payment to be made by the borrower as specified on the mortgage note.	Loan Term and Amortization Type	Date	20090914	YYYYMMDD	Always	“19010101” if unknown	N/A
31	Interest Type Indicator	Indicates whether the interest rate calculation method is simple or actuarial.	Loan Term and Amortization Type	Numeric – Integer	2	99	Always	See Coding	1= Simple 2 = Actuarial 99 = Unknown
32	Original Interest Only Term	Original interest-only term for a loan in months (including NegAm Loans).	Loan Term and Amortization Type	Numeric – Integer	60	999	Always	>= 0 and <= 240 Unknown = Blank; No Interest Only Term = 0
33	Buy Down Period	The total number of months during which any buy down is in effect, representing the accumulation of all buy down periods.	Loan Term and Amortization Type	Numeric – Integer	65	999	Always	>= 0 and <= 100 Unknown = Blank; No Buy Down = 0
34	HELOC Draw Period	The original number of months during which the borrower may draw funds against the HELOC account.	Loan Term and Amortization Type	Numeric – Integer	24	999	HELOCs Only	>= 12 and <= 120
35	Current Loan Amount	Mortgage loan outstanding principal balance as of cut-off date. For HELOCs, the current drawn amount.	Loan Term and Amortization Type	Numeric – Decimal	248951.19	9(10).99	Always	>= 0
36	Current Interest Rate	The interest rate used to calculate the current P&I or I/O payment.	Loan Term and Amortization Type	Numeric – Decimal	0.05875	9.999999	Always	> 0 and <= 1
37	Current Payment Amount Due	Next Total Payment due to be collected (including principal, interest or both—but Exclude Escrow Amounts).	Loan Term and Amortization Type	Numeric – Decimal	1250.15	9(10).99	Always	> 0
38	Interest Paid Through Date	The date through which interest is paid with the current payment, which is the effective date from which interest will be calculated for the application of the next payment.	Loan Term and Amortization Type	Date	20090429	YYYYMMDD	Always	“19010101” if unknown
39	Current Payment Status	Number of payments the borrower is past due as of the securitization cut-off date.	Loan Term and Amortization Type	Numeric – Integer	3	99	Always	>= 0
40	Index Type	Specifies the type of index to be used to determine the interest rate at each adjustment.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	18	99	ARMs Only	See Coding	See Appendix B
41	ARM Look-back Days	The number of days prior to the interest rate adjustment date to retrieve the index value.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	45	99	ARMs Only	>= 0 to <=99
42	Gross Margin	The percentage stated on the mortgage note representing the spread between the ARM Index value and the mortgage interest rate. The gross mortgage margin is added to the index value to establish a new gross interest rate in the manner prescribed on the mortgage note.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.03	9.999999	ARMs Only	>0 and <= 1
43	ARM Round Flag	An indicator of whether an adjusted interest rate is rounded to the next higher ARM round factor, to the next lower round factor, or to the nearest round factor.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	3	9	ARMs Only	See Coding	0 = No Rounding 1 = Up 2 = Down 3 = Nearest 99=Unknown
44	ARM Round Factor	The percentage to which an adjusted interest rate is to be rounded.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.0025 or 0.00125	9.999999	ARMs Only Where ARM Round Flag = 1, 2, or 3	>= 0 and < 1
45	Initial Fixed Rate Period	For hybrid ARMs, the period between the first payment date of the mortgage and the first interest rate adjustment date.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	60	999	Hybrid ARMs Only	>= 1 to <=240
46	Initial Interest Rate Cap (Change Up)	The maximum percentage by which the mortgage note rate may increase at the first interest rate adjustment date.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1
47	Initial Interest Rate Cap (Change Down)	The maximum percentage by which the mortgage note rate may decrease at the first interest rate adjustment date.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1
48	Subsequent Interest Rate Reset Period	The number of months between subsequent rate adjustments.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	60	999	ARMs Only	>=0 and <= 120		0 = Loan does not adjust after initial reset
49	Subsequent Interest Rate (Change Down)	The maximum percentage by which the interest rate may decrease at each rate adjustment date after the initial adjustment.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1
50	Subsequent Interest Rate Cap (Change Up)	The maximum percentage by which the interest rate may increase at each rate adjustment date after the initial adjustment.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1
51	Lifetime Maximum Rate (Ceiling)	The maximum interest rate that can be in effect during the life of the loan.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.125	9.999999	ARMs Only	>= 0 and <= 1		=1 if no ceiling specified
52	Lifetime Minimum Rate (Floor)	The minimum interest rate that can be in effect during the life of the loan.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.015	9.999999	ARMs Only	>= 0 and <= 1		If no floor is specified enter the greater of the margin or 0.
53	Negative Amortization Limit	The maximum amount of negative amortization allowed before recast is required. (Expressed as a percentage of the original unpaid principal balance.)	Negative Amortization	Numeric – Decimal	1.25	9.999999	Negatively Amortizing ARMs Only	>=0, and <2
54	Initial Negative Amortization Recast Period	The number of months in which the payment is required to recast if the loan does not reach the prescribed maximum balance earlier.	Negative Amortization	Numeric – Integer	60	999	Negatively Amortizing ARMs Only	>=0
55	Subsequent Negative Amortization Recast Period	The number of months after which the payment is required to recast AFTER the first recast period.	Negative Amortization	Numeric – Integer	48	999	Negatively Amortizing ARMs Only	>=0
56	Initial Fixed Payment Period	Number of months after origination during which the payment is fixed.	Negative Amortization	Numeric – Integer	60	999	Negatively Amortizing Hybrid ARMs Only	>= 0 to <=120
57	Subsequent Payment Reset Period	Number of months between payment adjustments after first payment reset.	Negative Amortization	Numeric – Integer	12	999	Negatively Amortizing ARMs Only	>= 0 to <=120
58	Initial Periodic Payment Cap	The maximum percentage by which a payment can change (increase or decrease) in the first period.	Negative Amortization	Numeric – Decimal	0.075	9.999999	Negatively Amortizing ARMs Only	>= 0 and < 1
59	Subsequent Periodic Payment Cap	The maximum percentage by which a payment can change (increase or decrease) in one period after the initial cap.	Negative Amortization	Numeric – Decimal	0.075	9.999999	Negatively Amortizing ARMs Only	>= 0 and < 1
60	Initial Minimum Payment Reset Period	The maximum number of months a borrower can initially pay the minimum payment before a new minimum payment is determined.	Negative Amortization	Numeric – Integer	12	999	Negatively Amortizing ARMs Only	>= 0 to <=120
61	Subsequent Minimum Payment Reset Period	The maximum number of months (after the initial period) a borrower can pay the minimum payment before a new minimum payment is determined after the initial period.	Negative Amortization	Numeric – Integer	12	999	Negatively Amortizing ARMs Only	>= 0 to <=120
62	Option ARM Indicator	An indicator of whether the loan is an Option ARM.	Negative Amortization	Numeric – Integer	1	99	ARMs Only	See Coding	0 = No 1 = Yes 99 = Unknown
63	Options at Recast	The means of computing the lowest monthly payment available to the borrower after recast.	Option ARM	Numeric – Integer	2	99	Option ARMs Only	N/A	1= Fully amortizing 30 year 2= Fully amortizing 15 year 3=Fully amortizing 40 year 4 = Interest-Only 5 = Minimum Payment 99= Unknown
64	Initial Minimum Payment	The initial minimum payment the borrower is permitted to make.	Option ARM	Numeric – Decimal	879.52	99	Option ARMs Only	>=0
65	Current Minimum Payment	Current Minimum Payment (in dollars).	Negative Amortization	Numeric – Decimal	250	9(10).99	Option ARMs Only	>= 0
66	Prepayment Penalty Calculation	A description of how the prepayment penalty would be calculated during each phase of the prepayment penalty term.	Prepayment Penalties	Numeric – Integer	12	99	Always	See Coding	See Appendix C
67	Prepayment Penalty Type	• Hard: The prepayment penalty is incurred regardless of the reason the loan is prepaid in full. • Hybrid: The prepayment penalty can be characterized as hard for a certain amount of time and as soft during another period.	Prepayment Penalties	Numeric – Integer	1	99	All loans with Prepayment Penalties (i.e., loans for which Field 66 = something other than “0”)	See Coding	1 = Hard 2 = Soft 3 = Hybrid 99 = Unknown
68	Prepayment Penalty Total Term	The total number of months that the prepayment penalty may be in effect.	Prepayment Penalties	Numeric – Integer	60	999	All loans with Prepayment Penalties (i.e., loans for which Field 66 = something other than “0”)	>0 to <=120
69	Prepayment Penalty Hard Term	For hybrid prepayment penalties, the number of months during which a “hard” prepayment penalty applies.	Prepayment Penalties	Numeric – Integer	12	999	Loans with Hybrid Prepayment Penalties (i.e., loans for which Field 67 = “3”)	>= 0 to <=120
70	Primary Borrower ID	A lender-generated ID number for the primary borrower on the mortgage	Borrower	Numeric—Integer	123456789	999999999	Always	>0		Used to identify the number of times a single borrower appears in a given deal.
71	Number of Mortgaged Properties	The number of properties owned by the borrower that currently secure mortgage loans.	Borrower	Numeric – Integer	1	99	Always	> 0
72	Total Number of Borrowers	The number of Borrowers who are obligated to repay the mortgage note.	Borrower	Numeric – Integers	2	99	Always	> 0
73	Self-employment Flag	An indicator of whether the primary borrower is self-employed.	Borrower	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
74	Current ‘Other’ Monthly Payment	The aggregate of all payments pertaining to the subject property other than principal and interest (includes common charges, condo fees, T&I, HOA, etc.), whether escrowed or not.	Loan Term and Amortization Type	Numeric – Decimal	1789.25	9(10).99	Always	> 0
75	Length of Employment: Borrower	The number of years of service with the borrower’s current employer as of the date of the loan.	Borrower Qualification	Numeric – Decimal	3.5	99.99	Always	>=0
76	Length of Employment: Co-Borrower	The number of years of service with the co-borrower’s current employer as of the date of the loan.	Borrower Qualification	Numeric – Decimal	3.5	99.99	If “Total Number of Borrowers” > 1	>= 0
77	Years in Home	Length of time that the borrower has been at current address.	Borrower Qualification	Numeric – Decimal	14.5	99.99	Refinances of Primary Residences Only (Loan Purpose = 1, 2, 3, 4, 8 or 9)	> 0
78	FICO Model Used	Indicates whether the FICO score was calculated using the Classic, Classic 08, or Next Generation model.	Borrower Qualification	Numeric – Integer	1	99	If a FICO score was obtained	See Coding	1 = Classic 2 = Classic 08 3 = Next Generation 99 = Unknown
79	Most Recent FICO Date	Specifies the date on which the most recent FICO score was obtained	Borrower Qualification	Date	20090914	YYYYMMDD	If a FICO score was obtained	“19010101” if unknown		Issuers unable to Provide may Rep and Warrant that the FICO score used for underwriting was not more than 4 months old at the date of issuance.
80	Primary Wage Earner Original FICO: Equifax	Equifax FICO score for primary borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
81	Primary Wage Earner Original FICO: Experian	Experian FICO score for primary borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
82	Primary Wage Earner Original FICO: TransUnion	TransUnion FICO score for primary borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
83	Secondary Wage Earner Original FICO: Equifax	Equifax FICO score for Co-borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
84	Secondary Wage Earner Original FICO: Experian	Experian FICO score for Co-borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
85	Secondary Wage Earner Original FICO: TransUnion	TransUnion FICO score for Co-borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
86	Most Recent Primary Borrower FICO	Most Recent Primary Borrower FICO score used by the lender to approve the loan.	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
87	Most Recent Co-Borrower FICO	Most Recent Co-Borrower FICO score used by the lender to approve the loan.	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
88	Most Recent FICO Method	Number of credit repositories used to update the FICO Score.	Borrower Qualification	Numeric – Integer	2	9	If a FICO score was obtained	>0
89	VantageScore: Primary Borrower	Credit Score for the Primary Borrower used to approve the loan and obtained using the Vantage credit evaluation model.	Borrower Qualification	Numeric – Integer	720	9999	If a Vantage Credit Score was obtained	>= 501 and <= 990
90	VantageScore: Co-Borrower	Credit Score for the Co-borrower used to approve the loan and obtained using the Vantage credit evaluation model.	Borrower Qualification	Numeric – Integer	720	9999	If a VantageScore was obtained AND “Total Number of Borrowers” > 1	>= 501 and <= 990
91	Most Recent VantageScore Method	Number of credit repositories used to update the Vantage Score.	Borrower Qualification	Numeric – Integer	2	9	If a Vantage Credit Score was obtained	>0
92	VantageScore Date	Date Vantage Credit Score was obtained.	Borrower Qualification	Date	20090914	YYYYMMDD	If a Vantage Credit Score was obtained	“19010101” if unknown
93	Credit Report: Longest Trade Line	The length of time in months that the oldest active trade line, installment or revolving, has been outstanding. For a loan with more than one borrower, populate field based on status for the primary borrower.	Borrower Qualification	Numeric – Integer	999	999	Always	> =0		Subject to Regulatory Confirmation
94	Credit Report: Maximum Trade Line	The dollar amount for the trade line, installment or revolving, with the largest unpaid balance. For revolving lines of credit, e.g. credit card, the dollar amount reported should reflect the maximum amount of credit available under the credit line whether used or not. For a loan with more than one borrower, populate field based on status for the primary borrower.	Borrower Qualification	Numeric – Decimal	339420.19	9(10).99	Always	>=0		Subject to Regulatory Confirmation
95	Credit Report: Number of Trade Lines	A count of non-derogatory, currently open and active, consumer trade lines (installment or revolving) for the borrower. For a loan with more than one borrower, populate field based on status for the primary borrower.	Borrower Qualification	Numeric – Integer	57	999	Always	>=0		Subject to Regulatory Confirmation
96	Credit Line Usage Ratio	Sum of credit balances divided by sum of total open credit available.	Borrower Qualification	Numeric – Decimal	0.27	9.999999	Always	>= 0 and <= 1		Subject to Regulatory Confirmation
97	Most Recent 12-month Pay History	String indicating the payment status per month listed from oldest to most recent.	Borrower Qualification	Text	77X123200001	X(12)	Always	See Coding	0 = Current 1 = 30-59 days delinquent 2 = 60-89 days delinquent 3 = 90-119 days delinquent 4 = 120+ days delinquent 5 = Foreclosure 6 = REO 7 = Loan did not exist in period X = Unavailable
98	Months Bankruptcy	Number of months since any borrower was discharged from bankruptcy. (Issuers unable to provide this information may rep and warrant that at least x years—as specified in the loan program—have passed since most recent discharge from bankruptcy.)	Borrower Qualification	Numeric – Integer	12	999	If Borrower has ever been in Bankruptcy	>= 0		Blank = Borrower is not known to have been in bankruptcy
99	Months Foreclosure	Number of months since foreclosure sale date. (Issuers unable to provide this information may rep and warrant that at least x years—as specified in the loan program— have passed since most recent foreclosure.)	Borrower Qualification	Numeric – Integer	12	999	If Borrower has ever been in Foreclosure	>= 0		Blank = Borrower is not known to have been in foreclosure
100	Primary Borrower Wage Income	Monthly base wage income for primary borrower.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
101	Co-Borrower Wage Income	Monthly base wage income for all other borrowers.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	If “Total Number of Borrowers” > 1	>= 0
102	Primary Borrower Other Income	Monthly Other (non-wage) income for primary borrower. (This figure should include net rental income and be reduced by any net rental loss.)	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
103	Co-Borrower Other Income	Monthly Other (non-wage) income for all other borrowers. (This figure should include net rental income and be reduced by any net rental loss.)	Borrower Qualification	Numeric – Decimal	9000	9(9).99	If “Total Number of Borrowers” > 1	>= 0
104	All Borrower Wage Income	Monthly income of all borrowers derived from base salary only.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
105	All Borrower Total Income	Monthly income of all borrowers derived from base salary, commission, tips and gratuities, overtime and bonuses, part-time or second-job earnings, alimony, child support, interest and dividend income, notes receivable, trust income, net rental income, retirement income, social security, veterans income, military income, foster care income, and self-employed income.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
106	4506-T Indicator	A yes/no indicator of whether a Transcript of Tax Return (received pursuant to the filing of IRS Form 4506-T) was obtained and considered.	Borrower Qualification	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
107	Borrower Income Verification Level	A code indicating the extent to which the borrower’s income has been verified: Level 4 Income Verification = [W-2 (Prev. Yr.) OR TAX RETURNS* (Prev. Yr.)] AND PAY STUBS (YTD (at least one month)–if salaried) Level 5 Income Verification = 24 months income verification (W-2s, pay stubs, bank statements and/or tax returns**)	Borrower Qualification	Numeric – Integer	1	9	Always	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, “Level 4” Verified (as defined) 5 = Stated, “Level 5” Verified (as defined)
108	Co-Borrower Income Verification	A code indicating the extent to which the co-borrower’s income has been verified: Level 4 Income Verification = [W-2 (Prev. Yr.) OR TAX RETURNS* (Prev. Yr.)] AND PAY STUBS (YTD (at least one month)–if salaried) Level 5 Income Verification = 24 months income verification (W-2s, pay stubs, bank statements and/or tax returns**)	Borrower Qualification	Numeric – Integer	2	9	If “Total Number of Borrowers” > 1	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, “Level 4” Verified (as defined) 5 = Stated, “Level 5” Verified (as defined)
109	Borrower Employment Verification	A code indicating the extent to which the primary borrower’s employment has been verified: Level 3 Verified = Direct Independent Verification with a third party of the borrower’s current employment.	Borrower Qualification	Numeric – Integer	2	9	Always	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, Level 3 Verified (as defined)
110	Co-Borrower Employment Verification	A code indicating the extent to which the co-borrower’s employment has been verified: Level 3 Verified = Direct Independent Verification with a third party of the co-borrower’s current employment.	Borrower Qualification	Numeric – Integer	1	9	If “Total Number of Borrowers” > 1	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, Level 3 Verified (as defined)
111	Borrower Asset Verification	A code indicating the extent to which the primary borrower’s assets used to qualify the loan have been verified: Level 4 Verified = 2 months of bank statements/balance documentation (written or electronic) for liquid assets (or gift letter).	Borrower Qualification	Numeric – Integer	3	9	Always	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, Level 4 Verified (as defined)
112	Co-Borrower Asset Verification	A code indicating the extent to which the co-borrower’s assets used to qualify the loan have been verified: Level 4 = 2 months of bank statements/balance documentation (written or electronic) for liquid assets (or gift letter).	Borrower Qualification	Numeric – Integer	2	9	If “Total Number of Borrowers” > 1	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, Level 4 Verified (as defined)
113	Liquid / Cash Reserves	The actual dollar amount of remaining verified liquid assets after settlement. (This should not include cash out amount of subject loan.)	Borrower Qualification	Numeric – Decimal	3242.76	9(9).99	Always	>= 0
114	Monthly Debt All Borrowers	The aggregate monthly payment due on other debt (excluding only installment loans with fewer than 10 payments remaining and other real estate loans used to compute net rental income-- which is added/subtracted in the income fields).	Borrower Qualification	Numeric – Decimal	3472.43	9(9).99	Always	>= 0
115	Originator DTI	Total Debt to income ratio used by the originator to qualify the loan.	Borrower Qualification	Numeric – Decimal	0.35	9.999999	Always	>= 0 and >= 1
116	Fully Indexed Rate	The fully indexed interest rate as of securitization cut-off.	Borrower Qualification	Numeric – Decimal	0.0975	9.999999	ARMs Only	>= 0 and >= 1
117	Qualification Method	Type of mortgage payment used to qualify the borrower for the loan.	Borrower Qualification	Numeric – Integer	3	99	Always	See Coding	1 = Start Rate 2 = First Year Cap Rate 3 = I/O Amount 4 = Fully Indexed 5 = Min Payment 98 = Other 99 = Unknown
118	Percentage of Down Payment from Borrower Own Funds	Include only borrower funds, do not include any gift or borrowed funds. (Issuers may provide the actual percentage for each loan, or the guideline percentage and note departure concentration on the transaction summary.)	Borrower Qualification	Numeric – Decimal	0.5	9.999999	Purchase Loans Only	>= 0 and >= 1
119	City	The name of the city.	Subject Property	Text	New York	X(45)	Always	Unk=Unknown
120	State	The name of the state as a 2-digit Abbreviation.	Subject Property	Text	NY	XX	Always	See Coding	See Appendix H
121	Postal Code	The postal code (zip code in the US) where the subject property is located.	Subject Property	Text	10022	X(5)	Always	Unk=Unknown
122	Property Type	Specifies the type of property being used to secure the loan.	Subject Property	Numeric – Integer	11	99	Always	See Coding	See Appendix D
123	Occupancy	Specifies the property occupancy status (e.g., owner-occupied, investment property, second home, etc.).	Subject Property	Numeric – Integer	4	9	Always	See Coding	See Appendix E
124	Sales Price	The negotiated price of a given property between the buyer and seller.	Subject Property	Numeric – Decimal	450000.23	9(10).99	Purchase Loans Only	> 0
125	Original Appraised Property Value	The appraised value of the property used to approve the loan.	Subject Property	Numeric – Decimal	550000.23	9(10).99	Always	> 0
126	Original Property Valuation Type	Specifies the method by which the property value (at the time of underwriting) was reported.	Subject Property	Numeric – Integer	8	99	Always	See Coding	See Appendix F
127	Original Property Valuation Date	Specifies the date on which the original property value (at the time of underwriting) was reported. (Issuers unable to provide may Rep and Warrant that the appraisal used for underwriting was not more than x days old at time of loan closing.)	Subject Property	Date	20090914	YYYYMMDD	Always	“19010101” if unknown
128	Original Automated Valuation Model (AVM) Model Name	The name of the AVM Vendor if an AVM was used to determine the original property valuation.	Subject Property	Numeric – Integer	1	99	Always	See Appendix I	See Appendix I
129	Original AVM Confidence Score	The confidence range presented on the AVM report.	Subject Property	Numeric – Decimal	0.74	9.999999	If AVM Model Name (Field 127) > 0	>= 0 to <= 1
130	Most Recent Property Value[1]	If a valuation was obtained subsequent to the valuation used to calculate LTV, the most recent property value.	Subject Property	Numeric – Decimal	500000	9(10).99	If updated value was obtained subsequent to loan approval	> 0
131	Most Recent Property Valuation Type	If an additional property valuation was obtained after the valuation used for underwriting purposes, the method by which the property value was reported.	Subject Property	Numeric – Integer	6	9	If updated value was obtained subsequent to loan approval	See Coding	See Appendix F
132	Most Recent Property Valuation Date	Specifies the date on which the updated property value was reported.	Subject Property	Date	20090914	YYYYMMDD	If updated value was obtained subsequent to loan approval	“19010101” if unknown
133	Most Recent AVM Model Name	The name of the AVM Vendor if an AVM was used to determine the updated property valuation.	Subject Property	Numeric – Integer	19	99	If updated value was obtained subsequent to loan approval	See Coding	See Appendix I
134	Most Recent AVM Confidence Score	If AVM used to determine the updated property valuation, the confidence range presented on the AVM report.	Subject Property	Numeric – Decimal	0.85	9.999999	If “Most Recent AVM Model Name” > 0	>= 0 to <= 1
135	Original CLTV	The ratio obtained by dividing the amount of all known outstanding mortgage liens on a property at origination by the lesser of the appraised value or the sales price.	Loan-to-Value (LTV)	Numeric – Decimal	0.96	9.999999	Always	>= 0 and <= 1.5
136	Original LTV	The ratio obtained by dividing the original mortgage loan amount on the note date by the lesser of the mortgaged property’s appraised value on the note date or its purchase price.	Loan-to-Value (LTV)	Numeric – Decimal	0.8	9.999999	Always	>= 0 and <= 1.25
137	Original Pledged Assets	The total value of assets pledged as collateral for the loan at the time of origination. Pledged assets may include cash or marketable securities.	Loan-to-Value (LTV)	Numeric – Decimal	75000	9(10).99	Always	>=0
138	Mortgage Insurance Company Name	The name of the entity providing mortgage insurance for a loan.	Mortgage Insurance	Numeric – Integer	3	99	Always	See Coding	See Appendix G
139	Mortgage Insurance Percent	Mortgage Insurance coverage percentage.	Mortgage Insurance	Numeric – Decimal	0.25	9.999999	“Mortgage Insurance Company Name” > 0	>= 0 to <= 1
140	MI: Lender or Borrower Paid?	An indicator of whether mortgage insurance is paid by the borrower or the lender.	Mortgage Insurance	Numeric – Integer	1	99	“Mortgage Insurance Company Name” > 0	See Coding	1 = Borrower-Paid 2 = Lender- Paid 99 = Unknown
141	Pool Insurance Co. Name	Name of pool insurance provider.	Mortgage Insurance	Numeric – Integer	8	99	Always	See Coding	See Appendix G
142	Pool Insurance Stop Loss %	The aggregate amount that a pool insurer will pay, calculated as a percentage of the pool balance.	Mortgage Insurance	Numeric – Decimal	0.25	9.999999	Pool MI Company > 0	>= 0 to <= 1
143	MI Certificate Number	The unique number assigned to each individual loan insured under an MI policy.	Mortgage Insurance	Text	123456789G	X(20)	MI Company	UNK = Unknown
144	Updated DTI (Front-end)	Updated front-end DTI ratio (total monthly housing expense divided by total monthly income) used to qualify the loan modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.35	9.999999	Modified Loans Only	>= 0 and >= 1
145	Updated DTI (Back-end)	Updated back-end DTI ratio (total monthly debt expense divided by total monthly income) used to qualify the loan modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.35	9.999999	Modified Loans Only	>= 0 and >= 1
146	Modification Effective Payment Date	Date of first payment due post modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Date	20090914	YYYYMMDD	Modified Loans Only	“19010101” if unknown
147	Total Capitalized Amount	Amount added to the principal balance of a loan due to the modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
148	Total Deferred Amount	Any non-interest-bearing deferred amount (e.g., principal, interest and fees).	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
149	Pre-Modification Interest (Note) Rate	Scheduled Interest Rate Of The Loan Immediately Preceding The Modification Effective Payment Date.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.075	9.999999	Modified Loans Only	>= 0 to <= 1
150	Pre-Modification P&I Payment	Scheduled Total Principal And Interest Payment Amount Preceding The Modification Effective Payment Date – or if servicer is no longer advancing P&I, the payment that would be in effect if the loan were current.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	2310.57	9(10).99	Modified Loans Only	> 0
151	Pre-Modification Initial Interest Rate Change Downward Cap	Maximum amount the rate can adjust downward on the first interest rate adjustment date (prior to modification) – Only provide if the rate floor is modified.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.015	9.999999	Modified Loans Only	>= 0 to <= 1
152	Pre-Modification Subsequent Interest Rate Cap	Maximum increment the rate can adjust upward AFTER the initial rate adjustment (prior to modification) – Only provide if the Cap is modified.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.015	9.999999	Modified Loans Only	>= 0 to <= 1
153	Pre-Modification Next Interest Rate Change Date	Next Interest Reset Date Under The Original Terms Of The Loan (one month prior to new payment due date).	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Date	20090914	YYYYMMDD	Modified Loans Only	“19010101” if unknown
154	Pre-Modification I/O Term	Interest Only Term (in months) preceding The Modification Effective Payment Date.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Integer	36	999	Modified Loans Only	>= 0 to <= 120
155	Forgiven Principal Amount	The sum total of all principal balance reductions (as a result of loan modification) over the life of the loan.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
156	Forgiven Interest Amount	The sum total of all interest incurred and forgiven (as a result of loan modification) over the life of the loan.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
157	Number of Modifications	The number of times the loan has been modified.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Integer	1	9	Modified Loans Only	>= 0
MH-1	Real Estate Interest	Indicates whether the property on which the manufactured home is situated is owned outright or subject to the terms of a short- or long-term lease. (A long-term lease is defined as a lease whose term is greater than or equal to the loan term.)	Manufactured Housing	Numeric – Integer	2	99	Manufactured Housing Loans Only	See Coding	1 = Owned 2 = Short-term lease 3 = Long-term lease 99 = Unavailable
MH-2	Community Ownership Structure	If the manufactured home is situated in a community, a means of classifying ownership of the community.	Manufactured Housing	Numeric – Integer	2	99	Manufactured Housing Loans Only	See Coding	1 = Public Institutional 2 = Public Non-Institutional 3 = Private Institutional 4 = Private Non-Institutional 5 = HOA-Owned 6 = Non-Community 99 = Unavailable
MH-3	Year of Manufacture	The year in which the home was manufactured (Model Year -- YYYY Format). Required only in cases where a full appraisal is not provided.	Manufactured Housing	Numeric – Integer	2006	YYYY	Manufactured Housing Loans Only	1901 = Unavailable
MH-4	HUD Code Compliance Indicator (Y/N)	Indicates whether the home was constructed in accordance with the 1976 HUD code. In general, homes manufactured after 1976 comply with this code.	Manufactured Housing	Numeric – Integer	1	9	Manufactured Housing Loans Only	See Codes	0 = No 1 = Yes 99 = Unavailable
MH-5	Gross Manufacturer’s Invoice Price	The total amount that appears on the manufacturer’s invoice (typically includes intangible costs such as transportation, association, on-site setup, service and warranty costs, taxes, dealer incentives, and other fees).	Manufactured Housing	Numeric – Decimal	72570.62	9(10).99	Manufactured Housing Loans Only	>= 0
MH-6	LTI (Loan-to-Invoice) Gross	The ratio of the loan amount divided by the Gross Manufacturer’s Invoice Price (Field MH-5).	Manufactured Housing	Numeric – Decimal	0.75	9.999999	Manufactured Housing Loans Only	>= 0 to <= 1
MH-7	Net Manufacturer’s Invoice Price	The Gross Manufacturer’s Invoice Price (Field MH-5) minus intangible costs, including: transportation, association, on-site setup, service, and warranty costs, taxes, dealer incentives, and other fees.	Manufactured Housing	Numeric – Decimal	61570.62	9(10).99	Manufactured Housing Loans Only	>= 0
MH-8	LTI (Net)	The ratio of the loan amount divided by the Net Manufacturer’s Invoice Price (Field MH-7).	Manufactured Housing	Numeric – Decimal	0.62	9.999999	Manufactured Housing Loans Only	>= 0 to <= 1
MH-9	Manufacturer Name	The manufacturer of the subject property. (To be applied only in cases where no appraised value/other type of property valuation is available.)	Manufactured Housing	Text	“XYZ Corp”	Char (100)	Manufactured Housing Loans Only (where no appraised value is provided)	MH Manufacturer name in double quotation marks
MH-10	Model Name	The model name of the subject property. (To be applied only in cases where no appraised value/other type of property valuation is available.)	Manufactured Housing	Text	“DX5-916-X”	Char (100)	Manufactured Housing Loans Only (where no appraised value is provided)	MH Model name in double quotation marks
MH-11	Down Payment Source	An indicator of the source of the down payment used by the borrower to acquire the property and qualify for the mortgage.	Manufactured Housing	Numeric – Integer	2	99	Manufactured Housing Loans Only	See Codes	1 = Cash 2 = Proceeds from trade in 3 = Land in Lieu 4 = Other 99 = Unavailable
MH-12	Community/Related Party Lender (Y/N)	An indicator of whether the loan was made by the community owner, an affiliate of the community owner or the owner of the real estate upon which the collateral is located.	Manufactured Housing	Numeric – Integer	1	99	Manufactured Housing Loans Only	See Codes	0 = No 1 = Yes 99 = Unavailable
MH-13	Defined Underwriting Criteria (Y/N)	An indicator of whether the loan was made in accordance with a defined and/or standardized set of underwriting criteria.	Manufactured Housing	Numeric – Integer	1	99	Manufactured Housing Loans Only	See Codes	0 = No 1 = Yes 99 = Unavailable
MH-14	Chattel Indicator	An Indicator of whether the secured property is classified as chattel or Real Estate.	Manufactured Housing	Numeric – Integer	1	99	Manufactured Housing Loans Only	See Codes	0 = Real Estate 1 = Chattel 99 = Unavailable

Schedule A-1